UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03605

                    Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                              Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

                            Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-7547

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders.

EQUITY PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	INTERNATIONAL GROWTH PORTFOLIO

30	INTERNATIONAL EQUITY INDEX PORTFOLIO

45	SMALL COMPANY GROWTH PORTFOLIO

48	SMALL COMPANY INDEX PORTFOLIO

74	MID CAP GROWTH PORTFOLIO

77	FOCUSED GROWTH PORTFOLIO

80	DIVERSIFIED GROWTH PORTFOLIO

83	EQUITY INDEX PORTFOLIO

92	NOTES TO THE FINANCIAL STATEMENTS

103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

104	TAX INFORMATION

105	FUND EXPENSES

107	TRUSTEES AND OFFICERS

111	INVESTMENT CONSIDERATIONS

112	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, portfolio performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Following March 2009 lows, global equity markets experienced a significant rally due to unprecedented levels of global fiscal and monetary stimulus. Confidence in financial systems improved as evidenced by the recovery in fixed-income markets and financial equities, although the financial sector still faces losses, especially in commercial real estate and consumer lending. With the increased appetite for risk, emerging markets outperformed developed markets, while the U.K., Germany and France outperformed the U.S. on a currency-adjusted basis as a function of the euro’s strength relative to the dollar. The notion that developed country authorities will continue to maintain massive fiscal and monetary stimulus underpins investor confidence.

The Portfolio posted a return of 36.78% (Class A shares) for the 12-month period ended November 30, 2009, versus the 37.72% return of its benchmark, the MSCI EAFE Index.

Investor confidence that dominated the market in the second half of the Portfolio’s fiscal year caused cyclical materials and financials sectors to perform well for the 12-month period as a whole. Unsurprisingly, the Portfolio’s worst performers during the period were defensive utilities and health care sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES*	MSCI EAFE INDEX
ONE YEAR	36.78%	36.24%	37.72%

FIVE YEAR	5.05	4.66	4.13

TEN YEAR	2.25	1.90	1.90

SINCE INCEPTION	5.27	4.89	4.88
*	For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BIGAX

INCEPTION DATE
CLASS A SHARES	3/28/94
CLASS D SHARES	11/16/94

TOTAL NET ASSETS	$178,810,201

NET ASSET VALUE
CLASS A SHARES	$9.11
CLASS D SHARES	9.14

GROSS EXPENSE RATIO
CLASS A SHARES	1.23%
CLASS D SHARES	1.62

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Portfolio returned 36.57% (Class A shares) for the 12-month period ended November 30, 2009, while the benchmark MSCI EAFE Index returned 37.72% during the period. The net impact of fair value pricing, transaction costs and Portfolio expenses accounted for the difference in returns between the Portfolio and the Index.

The start of the 12-month period was marked by extreme volatility in equity markets around the world. The effects of the subprime mortgage crisis continued to reverberate through the financial system, and the global economy slowed significantly. This trend continued in early 2009 with weak market performance as year-end indicators reflected a deepening global recession, increasing unemployment, decreases in manufacturing and continued weakness in consumer spending. Central banks and governments around the world addressed the crisis with monetary and fiscal policy, and stocks rallied across the globe in March. The rally was most significant in emerging markets on hopes of an economic recovery and investors’ willingness to again hold riskier assets. The U.S. dollar’s year-long rally ended in the second quarter as investors worried about the secular case for the dollar and moved money from the safety of Treasuries into riskier asset classes such as emerging markets stocks and commodities. For the 12-month period, the top-performing countries within the Index were Norway, Australia, and Sweden, which returned 88.5%, 84.8%, and 77.8%, respectively. The top-performing sectors within the Index for the period were materials, financials and consumer discretionary, which returned 72.6%, 46.9%, and 44.4%, respectively.

Toward the end of the fiscal year Federal Reserve Chairman Ben Bernanke said that “from a technical perspective, the recession is very likely over,” but warned that economic growth will not be sufficient to prevent the unemployment rate from rising. While the International Monetary Fund raised its 2010 growth forecast for the world economy to 3.1% from -1.1%, it noted “the global recession is ending, but a subdued recovery lies ahead.”

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	MSCI EAFE INDEX
ONE YEAR	36.57%	35.64%	37.72%

FIVE YEAR	3.77	3.32	4.13

TEN YEAR	1.75	1.19	1.90

SINCE INCEPTION	4.48	3.97	4.50

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BIEIX

INCEPTION DATE
CLASS A SHARES	4/1/97
CLASS D SHARES	10/5/98

TOTAL NET ASSETS	$181,919,956

NET ASSET VALUE
CLASS A SHARES	$8.21
CLASS D SHARES	7.82

GROSS EXPENSE RATIO
CLASS A SHARES	0.62%
CLASS D SHARES	1.01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The notion that massive stimulus, both fiscal and monetary, will be continued for the foreseeable future has boosted recent market performance. Monetary policy was re-affirmed in key regions — China and the United States — as were several key fiscal stimulus programs in those regions. Economic recoveries tend to be uneven, and the current recovery will probably not be any different, but should continue to accelerate over the next several quarters. Merger and acquisition activity has begun to pick up dramatically and should be a major focus for investors over the next several quarters. During the period, mid-cap stocks outperformed large-cap and small-cap issues, with growth leading over value.

Small-cap stocks, as represented by the Russell 2000 Index and the Russell 2000 Growth Index, returned 24.52% and 30.58%, respectively, for the 12-month period ended November 30, 2009. The Portfolio’s return for the same period was 32.07% (Class A shares). Small caps underperformed large caps, based on the 27.38% return of the Russell 1000 Index.

The best performing sectors for the Portfolio during the period were materials and information technology, while the worst performers were health care and industrials. Relative to the benchmark, the top-performing sectors were financials and materials, while the bottom performers were consumer discretionary and also utilities, where the Portfolio was not represented. The Portfolio’s performance was affected by stock selection, as sector attribution was modest. Starent Networks and Central European Distributors were the strongest individual contributors to performance, while the Portfolio’s lack of holdings in Human Genome Sciences and its position in FTI Consulting were the largest individual detractors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	RUSSELL 2000 GROWTH INDEX
ONE YEAR	32.07%	31.53%	30.58%

FIVE YEAR	1.38	0.56	–0.07

SINCE INCEPTION	–1.35	–1.86	–0.58	*

*	Since inception of Class A.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

MICHAEL J. TOWLE With Northern Trust since 2004

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BSGRX

INCEPTION DATE
CLASS A SHARES	12/1/99
CLASS D SHARES	6/13/02

TOTAL NET ASSETS	$2,833,349

NET ASSET VALUE
CLASS A SHARES	$8.72
CLASS D SHARES	8.28

GROSS EXPENSE RATIO
CLASS A SHARES	6.86%
CLASS D SHARES	7.25

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The end of 2008 and beginning of the first quarter of 2009 continued to be marked by extreme volatility in equity markets around the world as grim economic news persisted, including an announcement that the United States had officially gone into recession. Increasing unemployment, decreases in manufacturing and continued weakness in consumer spending plagued the first quarter. In the face of a crumbling economy, President Obama’s new administration raced to implement rescue measures, and passed a $787 billion stimulus plan on February 17. The U.S. market reached its low point for the year on March 9. A strong stock market rally then ensued, and carried through the third quarter of 2009. By the end of September, the S&P 500 Index had climbed 58.25% from its low on March 9. This recovery was supported in part by an improvement in economic data, including second quarter GDP growth statistics that came in at a revised -0.7%, a substantial improvement from the -6.4% posting for the first quarter. Third quarter market performance was boosted by a number of corporate earnings reports that exceeded expectations. While some problems still exist, most notably the high unemployment rate in the United States, the overall improvement in economic news has been a distinct positive for stock prices.

Small-capitalization stocks, as represented by the Russell 2000 Index, returned 24.52% for the 12-month period ended November 30, 2009. Small caps underperformed large caps, as measured by the Russell 1000 Index, which returned 27.38% for the period. The Portfolio’s return of 24.87% (Class A shares) closely tracked the Russell 2000 Index, with differences in return driven by transaction costs and Portfolio expenses.

All sectors within the Russell 2000 exhibited positive returns for the 12-month period ended November 30. Materials and consumer discretionary were the best performing areas, gaining 56.15% and 60.15%, respectively. With the largest weighting in the Index at 20.55%, financials posted the worst performance among all sectors during the period, up just 0.45%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	RUSSELL 2000 INDEX
ONE YEAR	24.87%	24.38%	24.52%

FIVE YEAR	–0.42	–0.79	–0.46

TEN YEAR	3.75	3.34	3.82

SINCE INCEPTION	7.06	6.70	7.32

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index based on market capitalization. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BSCAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	12/8/94

TOTAL NET ASSETS	$54,586,148

NET ASSET VALUE
CLASS A SHARES	$13.01
CLASS D SHARES	12.86

GROSS EXPENSE RATIO
CLASS A SHARES	0.69%
CLASS D SHARES	1.08

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Recent market performance was positive due to the notion that massive stimulus, both fiscal and monetary, will be continued for the foreseeable future. Monetary policy was re-affirmed in key regions — China and the United States — as were several key fiscal stimulus programs in those regions. Economic recoveries tend to be uneven, and the current recovery will probably not be any different, but should continue to accelerate over the next several quarters. Merger and acquisition activity has begun to pick up dramatically and should be a major focus for investors over the next several quarters. Mid-cap stocks outperformed large-cap and small-cap issues over the past 12 months, with growth leading over value.

For the 12-month period ended November 30, 2009 the Portfolio returned 28.40% (Class A shares) versus the 42.83% return of its benchmark, the Russell Midcap Growth Index. The Portfolio’s performance was affected by stock selection, as sector attribution was modest. Stock selection was positive within telecommunications services, consumer staples and materials, while consumer discretionary and health care lagged. The largest positive contributors to performance relative to the benchmark on a stock selection basis were Guess?, State Street and Quality Systems. The largest individual detractors from relative performance were Cogent, Clean Harbors and Genzyme.

Our investment process is a fundamentally driven, disciplined one that focuses on specific factors that we believe drive equity prices. These factors include earnings quality, capital deployment, valuation and business momentum. This process leads us to focus on companies that we believe have sustainable and consistent business models and have the potential to deliver superior earnings growth throughout the business cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	RUSSELL MIDCAP GROWTH INDEX
ONE YEAR	28.40%	28.04%	27.83%	42.83%

FIVE YEAR	2.10	1.83	1.58	2.13

SINCE INCEPTION	1.46	1.24	1.05	–1.12	*

*	Since inception of Class A.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. These stocks also are members of the Russell 1000 Growth Index. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

MATTHEW PERON With Northern Trust since 2005

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BMGRX

INCEPTION DATE
CLASS A SHARES	12/31/99
CLASS C SHARES	4/4/01
CLASS D SHARES	1/29/01

TOTAL NET ASSETS	$2,786,162

NET ASSET VALUE
CLASS A SHARES	$11.53
CLASS C SHARES	11.28
CLASS D SHARES	11.07

GROSS EXPENSE RATIO
CLASS A SHARES	7.32%
CLASS C SHARES	7.56
CLASS D SHARES	7.71

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year was remarkable in terms of extreme swings in market sentiment, fundamentals, volatility and leadership. The period began in December 2008 with confirmation from the National Bureau of Economic Research that the U.S. economy had entered a recession 12 months earlier. The Russell 1000 Growth Index responded with an 8% single-day decline. As the calendar flipped to 2009, the Obama administration prepared for inauguration and Congress stepped up the government’s growing role in the economy with unprecedented fiscal and monetary stimulus. Investors were calmed temporarily before capitulating to a market bottom in March, leaving large-cap growth stocks off more than 50% from their 2007 peak, and down more than 20% for the year.

The recovery rally that followed was dramatic, with broad market indices rising 20% within the first 10 trading sessions. The market continued its upswing with few significant pullbacks as investors gained confidence in the recovery and increased their risk appetite. It was a typical recovery rally in many ways, led by stocks with the lowest return on equity and relative strength. However, the magnitude and polarization of the rally was extreme, with these lower-quality names outperforming dramatically and exclusively through much of the period.

For the 12-month period ended November 30, 2009, the Focused Growth Portfolio provided a total return of 25.51% (Class A shares), compared with the 35.50% return of the Russell 1000 Growth Index. The Portfolio’s underperformance was primarily due to security selection within the retail, biotech and healthcare services industries. This was a function of our traditional focus on companies with above-average return on equity and our bias toward managing risk by limiting exposure to low/relative-strength stocks. We are encouraged that leadership seems to be shifting to a more sustainable mix of assets across the quality spectrum, which has helped relative performance begin to recover over the last several months.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	RUSSELL 1000 GROWTH INDEX
ONE YEAR	25.51%	25.19%	25.02%	35.50%

FIVE YEAR	0.50	0.15	0.07	1.80

TEN YEAR	–2.80	–3.09	–3.20	–3.32

SINCE INCEPTION	5.36	5.13	4.98	6.57

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JOSEPH R. DIEHL With Northern Trust since 1971 GREG M. NEWMAN With Northern Trust since 1997

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BFGAX

INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	6/14/96
CLASS D SHARES	12/8/94

TOTAL NET ASSETS	$59,611,087

NET ASSET VALUE
CLASS A SHARES	$11.65
CLASS C SHARES	11.34
CLASS D SHARES	11.08

GROSS EXPENSE RATIO
CLASS A SHARES	1.17%
CLASS C SHARES	1.41
CLASS D SHARES	1.56

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Following several quarters of negative GDP reports, the third quarter of 2009 displayed a rebound in growth as government stimulus programs gained traction. The equity market advanced in anticipation of these positive trends and is now being tested by questions regarding the sustainability of the recovery. Merger and acquisition activity is accelerating and should be a major focus over the next several quarters. As the government’s fiscal and monetary measures are reduced, the vital question is whether we undertake a classic cyclical recovery or encounter additional stresses that could delay the healing now underway.

During the 12-month period ended November 30, 2009, the Portfolio returned 33.31% (Class A shares), outperforming the 25.39% return of its benchmark, the S&P 500 Index. The Portfolio benefited from positive contributions in information technology, utilities — where the Portfolio was underweighted — and consumer discretionary, while holdings in the consumer staples and energy sectors lagged.

Recently, worries have reemerged regarding the sustainability of the economic recovery given budget and trade deficits, a weaker U.S. dollar and government intervention. As a consequence, we witnessed a shift in market preference toward larger-cap as well as less cyclical stocks. While we cannot predict the timing of shifts in market sentiment — or their ramifications — we believe that the Portfolio is well positioned for the time when the market takes a more rational view of events. We are concerned about the macro-economy, but also think that the market has overreacted to economic concerns, presenting us with attractive opportunities in many companies whose future earnings’ power should be greater than currently implied by their share price. We maintain a positive view of the U.S. equity market given the preponderance of global economic stimuli, investors’ substantial cash holdings and the flexibility of the U.S. corporate sector to adapt to changes. Consequently, we are taking advantage of market volatility to invest in opportunities that we expect to be rewarding throughout the year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	S&P 500 INDEX
ONE YEAR	33.31%	32.83%	25.39%

FIVE YEAR	0.76	0.35	0.71

TEN YEAR	–1.24	–1.63	–0.57

SINCE INCEPTION	5.90	5.53	7.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BDVAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$11,829,590

NET ASSET VALUE
CLASS A SHARES	$5.93
CLASS D SHARES	5.62

GROSS EXPENSE RATIO
CLASS A SHARES	1.47%
CLASS D SHARES	1.86

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500 Index, returned 25.39% during the fiscal year ended November 30, 2009. Large-cap stocks significantly outperformed small-cap stocks, as measured by the Russell 2000 index, which returned 24.52% for the same period. The Portfolio’s return of 25.44% (Class A shares) closely tracked the S&P 500 Index.

The end of 2008 and early 2009 continued to be marked by extreme volatility in equity markets around the world as grim economic news persisted. Increasing unemployment, declining manufacturing and continued weakness in consumer spending plagued the first quarter. In the face of a rapidly crumbling economy, President Obama’s new administration raced to implement rescue measures and won passage of a $787 billion stimulus plan in February. The U.S. market hit a low for the period in early March, but global markets staged a rally in late March when U.S. Treasury Secretary Geithner provided additional detail regarding the government’s plan to relieve banks of their toxic assets and improve credit flows. The stock market rally displayed no signs of slowing throughout the third quarter of 2009. By the end of September, the S&P 500 Index had climbed 58.25% from its low on March 9. This recovery was supported in part by an improvement in economic data, including second-quarter revised GDP growth of -0.7%, a substantial improvement from the -6.4% posting for the first quarter. Market performance in the third quarter was also boosted by a number of corporate earnings reports that beat expectations. While problems still exist, most notably high U.S. unemployment, the overall improved news flow was a distinct positive for stock prices.

All equity sectors exhibited positive returns for the 12-month period ended November 30, 2009. Information technology, the largest sector in the Index, posted the highest return for the period at 55.81%. Consumer discretionary, with a weighting of 9.42% in the Index, posted a return of 42.65%. Financials, weighted at 14.45%, posted a return of 18.72% for the period. Utilities posted the weakest return for the 12-month period with a 3.80% return.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	S&P 500 INDEX
ONE YEAR	25.44%	25.19%	24.92%	25.39%

FIVE YEAR	0.58	0.35	0.18	0.71

TEN YEAR	–0.73	–0.96	–1.11	–0.57

SINCE INCEPTION	7.55	7.34	7.20	7.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BEIAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	9/28/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$458,718,928

NET ASSET VALUE
CLASS A SHARES	$10.88
CLASS C SHARES	10.83
CLASS D SHARES	10.79

GROSS EXPENSE RATIO
CLASS A SHARES	0.25%
CLASS C SHARES	0.49
CLASS D SHARES	0.64

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY INDEX PORTFOLIO
ASSETS:
Investments, at cost	$180,519	$194,642	$3,850	$84,936
Investments, at value(1)	$194,069	$190,029	$4,306	$75,674
Cash	14	–	1	–
Foreign currencies held at broker, at value (Cost: $500)	–	517 (2)	–	–
Foreign currencies, at value (Cost: $164, $366)	167	366	–	–
Interest income receivable	1	3	–	7
Dividend income receivable	518	442	1	62
Receivable for foreign tax withheld	452	244	–	–
Receivable for securities sold	36	315	–	39
Receivable for variation margin on futures contracts	–	12	–	16
Receivable for fund shares sold	319	12,050	–	2
Receivable from administrator	2	22	–	5
Unrealized gain on forward foreign currency exchange contracts	–	256	–	–
Prepaid and other assets	4	3	9	3
Total Assets	195,582	204,259	4,317	75,808
LIABILITIES:
Cash overdraft	–	2	–	174
Unrealized loss on forward foreign currency exchange contracts	–	158	–	–
Payable upon return of securities loaned	16,603	9,746	1,464	21,006
Payable for securities purchased	–	12,339	–	1
Payable for fund shares redeemed	–	4	–	–
Payable to affiliates:
Investment advisory fees	117	37	2	9
Administration fees	22	22	–	5
Custody and accounting fees	16	16	5	14
Transfer agent fees	1	2	–	–
Trustee fees	3	3	3	3
Accrued other liabilities	10	10	10	10
Total Liabilities	16,772	22,339	1,484	21,222
Net Assets	$178,810	$181,920	$2,833	$54,586
ANALYSIS OF NET ASSETS:
Capital stock	$206,548	$206,102	$9,840	$83,792
Accumulated undistributed net investment income (loss)	3,101	2,573	(3)	620
Accumulated net realized loss	(44,444)	(22,287)	(7,460)	(20,555)
Net unrealized appreciation (depreciation)	13,605	(4,468)	456	(9,271)
Net Assets	$178,810	$181,920	$2,833	$54,586
Net Assets:
Class A	$178,417	$181,004	$2,829	$54,495
Class C	–	–	–	–
Class D	393	916	4	91
Total Shares Outstanding (no par value), Unlimited Shares Authorized:
Class A	19,587	22,053	324	4,190
Class C	–	–	–	–
Class D	43	117	–	7
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$9.11	$8.21	$8.72	$13.01
Class C	–	–	–	–
Class D	9.14	7.82	8.28	12.86

(1)	Amounts include value of securities loaned of $15,800, $9,293, $1,418, $20,496, $1,395, $9,619, $2,782, and $32,564, respectively.
(2)	Amount includes restricted foreign currencies of $278, which covers margin requirements for open futures contracts.
(3)	Amount includes cost of $585 in Northern Trust Corp.
(4)	Amount includes value of $517 in Northern Trust Corp.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

MID CAP GROWTH PORTFOLIO	FOCUSED GROWTH PORTFOLIO	DIVERSIFIED GROWTH PORTFOLIO	EQUITY INDEX PORTFOLIO

$3,735	$61,123	$12,019	$540,075	(3)
$4,220	$69,215	$14,685	$490,977	(4)
–	–	–	–
–	–	–	–
–	–	–	–
–	1	–	4
1	113	31	1,163
–	–	–	–
–	382	25	–
–	–	–	30
–	109	–	14
18	5	1	11
–	–	–	–
2	3	3	7
4,241	69,828	14,745	492,206

–	5	1	78
–	–	–	–
1,432	9,777	2,863	33,295
–	360	22	–
–	14	5	14
2	37	7	38
–	5	1	38
8	6	3	3
–	1	–	4
3	3	3	7
10	9	10	10
1,455	10,217	2,915	33,487
$2,786	$59,611	$11,830	$458,719

$5,495	$96,766	$32,781	$539,803
(4)	260	251	239
(3,190)	(45,507)	(23,868)	(32,651)
485	8,092	2,666	(48,672)
$2,786	$59,611	$11,830	$458,719

$2,776	$59,444	$11,731	$455,354
3	72	–	1,418
7	95	99	1,947
241	5,104	1,979	41,853
–	6	–	131
1	9	18	181
$11.53	$11.65	$5.93	$10.88
11.28	11.34	–	10.83
11.07	11.08	5.62	10.79

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY INDEX PORTFOLIO
INVESTMENT INCOME:
Dividend income	$4,111 (1)	$2,890 (1)	$10	$690
Interest income	–	1	–	1
Net income from securities loaned	82	71	4	159
Total Investment Income	4,193	2,962	14	850
EXPENSES:
Investment advisory fees	1,270	241	20	94
Administration fees	211	145	2	47
Custody and accounting fees	160	121	42	104
Transfer agent fees	14	11	–	5
Blue sky fees	30	33	36	28
SEC fees	4	4	4	4
Printing fees	6	6	6	6
Audit fees	5	5	5	5
Legal fees	9	9	9	9
Shareholder servicing fees	1	2	–	–
Trustee fees and expenses	7	7	7	7
Interest expense	1	3	–	–
Insurance fees	5	5	5	5
Proxy expense	–	–	–	–
Other	7	7	6	7
Total Expenses:	1,730	599	142	321
Less voluntary waivers of investment advisory fees	(141)	–	(3)	–
Less expenses reimbursed by administrator	(93)	(197)	(120)	(176)
Net Expenses	1,496	402	19	145
Net Investment Income (Loss)	2,697	2,560	(5)	705
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(29,122)	(19,668)	(249)	(8,889)
Options	–	–	–	–
Futures contracts	–	953	–	241
Foreign currency transactions	58	95	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	72,257	45,636	862	17,716
Options	–	–	–	–
Futures contracts	–	(47)	–	(15)
Foreign currency transactions and forward foreign currency exchange contracts	(71)	313	–	–
Translation of other assets and liabilities denominated in foreign currencies	70	29	–	–
Net Gains on Investments and Foreign Currency	43,192	27,311	613	9,053
Net Increase in Net Assets Resulting from Operations	$45,889	$29,871	$608	$9,758

(1)	Net of $346 and $243 in non–reclaimable foreign withholding taxes in the International Growth and International Equity Index Portfolios, respectively.
(2)	Amount includes dividend income from Northern Trust Corp. of $12.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

MID CAP GROWTH PORTFOLIO	FOCUSED GROWTH PORTFOLIO	DIVERSIFIED GROWTH PORTFOLIO	EQUITY INDEX PORTFOLIO

$14	$751	$505	$9,408 (2)
–	2	1	18
3	23	13	286
17	776	519	9,712

20	445	167	381
2	52	22	381
53	41	55	78
–	6	3	43
42	26	37	32
4	4	4	6
6	7	6	6
6	5	5	6
9	9	9	9
–	–	1	9
7	7	7	7
–	1	–	–
5	5	5	8
–	–	–	–
7	7	7	8
161	615	328	974
(2)	(52)	(22)	–
(139)	(113)	(136)	(162)
20	450	170	812
(3)	326	349	8,900

92	(7,084)	(16,839)	(34,674)
–	–	27	–
–	–	–	2,163
–	–	–	–

535	18,765	18,131	101,656
–	–	–	–
–	–	–	233
–	–	–	–
–	–	–	–
627	11,681	1,319	69,378
$624	$12,007	$1,668	$78,278

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	INTERNATIONAL GROWTH PORTFOLIO		INTERNATIONAL EQUITY INDEX PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
Amounts in thousands	2009	2008	2009	2008	2009	2008
OPERATIONS:
Net investment income (loss)	$2,697	$4,121	$2,560	$3,048	$(5)	$(1)
Net realized gains (losses)	(29,064)	(14,428)	(18,620)	1,197	(249)	(331)
Net change in unrealized appreciation (depreciation)	72,256	(96,595)	45,931	(64,690)	862	(617)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,889	(106,902)	29,871	(60,445)	608	(949)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	14,786	11,774	90,515	17,764	792	210
Net decrease in net assets resulting from Class C share transactions	–	–	–	–	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	(54)	76	(39)	809	–	(5)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	14,732	11,850	90,476	18,573	792	205
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(4,464)	(3,394)	(2,474)	(4,280)	(2)	–
From net realized gains	–	(37,819)	(3,774)	(21,100)	–	–
Total Distributions to Class A shareholders	(4,464)	(41,213)	(6,248)	(25,380)	(2)	–
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–	–	–	–	–	–
From net realized gains	–	–	–	–	–	–
Total Distributions to Class C shareholders	–	–	–	–	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(11)	(6)	(26)	(20)	–	–
From net realized gains	–	(98)	(45)	(106)	–	–
Total Distributions to Class D shareholders	(11)	(104)	(71)	(126)	–	–
Total Increase (Decrease) in Net Assets	56,146	(136,369)	114,028	(67,378)	1,398	(744)
NET ASSETS:
Beginning of year	122,664	259,033	67,892	135,270	1,435	2,179
End of year	$178,810	$122,664	$181,920	$67,892	$2,833	$1,435
Accumulated Undistributed Net Investment Income (Loss)	$3,101	$4,474	$2,573	$2,399	$(3)	$(1)

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO		MID CAP GROWTH PORTFOLIO		FOCUSED GROWTH PORTFOLIO		DIVERSIFIED GROWTH PORTFOLIO		EQUITY INDEX PORTFOLIO
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

$705	$999	$(3)	$(4)	$326	$367	$349	$681	$8,900	$13,185
(8,648)	3,269	92	(688)	(7,084)	(12,377)	(16,812)	(5,452)	(32,511)	29,809
17,701	(32,264)	535	(516)	18,765	(23,069)	18,131	(19,902)	101,889	(315,325)
9,758	(27,996)	624	(1,208)	12,007	(35,079)	1,668	(24,673)	78,278	(272,331)

(390)	(8,407)	773	(3,131)	(4,727)	(9,393)	(30,072)	9,946	2,094	(6,431)
–	–	–	(44)	(18)	–	–	–	(6,215)	(8,546)
–	(63)	–	(19)	4	(13)	(197)	15	(242)	(485)
(390)	(8,470)	773	(3,194)	(4,741)	(9,406)	(30,269)	9,961	(4,363)	(15,462)

(927)	(998)	–	–	(380)	(549)	(746)	(548)	(8,868)	(12,659)
–	–	–	–	–	–	–	(3,844)	(26,505)	(67,103)
(927)	(998)	–	–	(380)	(549)	(746)	(4,392)	(35,373)	(79,762)

–	–	–	–	–	–	–	–	(49)	(306)
–	–	–	–	–	–	–	–	(546)	(2,235)
–	–	–	–	–	–	–	–	(595)	(2,541)

(1)	(2)	–	–	–	–	(4)	(2)	(37)	(54)
–	–	–	–	–	–	–	(30)	(126)	(384)
(1)	(2)	–	–	–	–	(4)	(32)	(163)	(438)
8,440	(37,466)	1,397	(4,402)	6,886	(45,034)	(29,351)	(19,136)	37,784	(370,534)

46,146	83,612	1,389	5,791	52,725	97,759	41,181	60,317	420,935	791,469
$54,586	$46,146	$2,786	$1,389	$59,611	$52,725	$11,830	$41,181	$458,719	$420,935
$620	$866	$(4)	$(3)	$260	$314	$251	$652	$239	$377

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$6.91	$15.02	$12.91	$10.31	$9.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.23	0.17	0.15	0.16
Net realized and unrealized gains (losses)	2.31	(5.94)	2.46	2.58	0.82
Total from Investment Operations	2.45	(5.71)	2.63	2.73	0.98
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.25)	(0.20)	(0.13)	(0.13)	(0.11)
From net realized gains	–	(2.20)	(0.39)	–	–
Total Distributions Paid	(0.25)	(2.40)	(0.52)	(0.13)	(0.11)
Net Asset Value, End of Year	$9.11	$6.91	$15.02	$12.91	$10.31
Total Return(2)	36.78%	(44.80)%	21.00%	26.70%	10.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$178,417	$122,311	$258,359	$211,732	$169,921
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06%	1.06%	1.06%	1.06%	1.07	%(4)
Expenses, before waivers, reimbursements and credits	1.23%	1.21%	1.19%	1.20%	1.21%
Net investment income, net of waivers, reimbursements and credits	1.91%	2.01%	1.23%	1.32%	1.57%
Net investment income, before waivers, reimbursements and credits	1.74%	1.86%	1.10%	1.18%	1.43%
Portfolio Turnover Rate	60.07%	75.41%	87.63%	94.13%	85.60%

	CLASS D
Selected per share data	2009(3)	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$6.92	$15.02	$12.92	$10.32	$9.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.14	0.11	0.12	0.09
Net realized and unrealized gains (losses)	2.32	(5.90)	2.46	2.57	0.87
Total from Investment Operations	2.43	(5.76)	2.57	2.69	0.96
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.21)	(0.14)	(0.08)	(0.09)	(0.07)
From net realized gains	–	(2.20)	(0.39)	–	–
Total Distributions Paid	(0.21)	(2.34)	(0.47)	(0.09)	(0.07)
Net Asset Value, End of Year	$9.14	$6.92	$15.02	$12.92	$10.32
Total Return(2)	36.24%	(44.99)%	20.46%	26.21%	10.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$393	$353	$674	$552	$481
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.45%	1.45%	1.45%	1.45%	1.46	%(4)
Expenses, before waivers, reimbursements and credits	1.62%	1.60%	1.58%	1.59%	1.60%
Net investment income, net of waivers, reimbursements and credits	1.52%	1.62%	0.84%	0.93%	1.18%
Net investment income, before waivers, reimbursements and credits	1.35%	1.47%	0.71%	0.79%	1.04%
Portfolio Turnover Rate	60.07%	75.41%	87.63%	94.13%	85.60%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008(3)	2007(3)	2006	2005(3)
Net Asset Value, Beginning of Year	$6.61	$15.73	$15.54	$12.61	$11.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.31	0.36	0.33	0.27
Net realized and unrealized gains (losses)	2.02	(6.50)	1.94	3.14	1.13
Total from Investment Operations	2.21	(6.19)	2.30	3.47	1.40
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.24)	(0.49)	(0.46)	(0.24)	(0.20)
From net realized gains	(0.37)	(2.44)	(1.65)	(0.30)	–
Total Distributions Paid	(0.61)	(2.93)	(2.11)	(0.54)	(0.20)
Net Asset Value, End of Year	$8.21	$6.61	$15.73	$15.54	$12.61
Total Return(2)	36.57%	(47.77)%	16.74%	28.52%	12.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$181,004	$67,131	$134,611	$127,809	$115,608
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41%	0.41%	0.41%	0.41%	0.46	%(4)
Expenses, before waivers, reimbursements and credits	0.62%	0.61%	0.57%	0.58%	0.65%
Net investment income, net of waivers, reimbursements and credits	2.66%	2.96%	2.42%	2.43%	2.29%
Net investment income, before waivers, reimbursements and credits	2.45%	2.76%	2.26%	2.26%	2.10%
Portfolio Turnover Rate	35.06%	43.61%	73.12%	68.17%	110.54%

	CLASS D
Selected per share data	2009(3)	2008(3)	2007(3)	2006	2005(3)
Net Asset Value, Beginning of Year	$6.34	$15.22	$15.09	$12.26	$11.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.23	0.24	0.30	0.18
Net realized and unrealized gains (losses)	1.92	(6.20)	1.94	3.02	1.12
Total from Investment Operations	2.07	(5.97)	2.18	3.32	1.30
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.22)	(0.47)	(0.40)	(0.19)	(0.16)
From net realized gains	(0.37)	(2.44)	(1.65)	(0.30)	–
Total Distributions Paid	(0.59)	(2.91)	(2.05)	(0.49)	(0.16)
Net Asset Value, End of Year	$7.82	$6.34	$15.22	$15.09	$12.26
Total Return(2)	35.64%	(47.93)%	16.40%	28.03%	11.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$916	$761	$659	$93	$73
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.80%	0.80%	0.80%	0.80%	0.85	%(4)
Expenses, before waivers, reimbursements and credits	1.01%	1.00%	0.96%	0.97%	1.04%
Net investment income, net of waivers, reimbursements and credits	2.27%	2.57%	2.03%	2.04%	1.90%
Net investment income, before waivers, reimbursements and credits	2.06%	2.37%	1.87%	1.87%	1.71%
Portfolio Turnover Rate	35.06%	43.61%	73.12%	68.17%	110.54%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

SMALL COMPANY GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008(3)		2007(3)		2006		2005(3)
Net Asset Value, Beginning of Year	$6.61	$11.81		$10.60		$9.13		$8.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(0.01)		(0.04)		(0.01)		(0.05)
Net realized and unrealized gains (losses)	2.13	(5.19)		1.25		1.48		1.03
Total from Investment Operations	2.12	(5.20)		1.21		1.47		0.98
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	–		–		–		–
Total Distributions Paid	(0.01)	–		–		–		–
Net Asset Value, End of Year	$8.72	$6.61		$11.81		$10.60		$9.13
Total Return(1)	32.07%	(44.03)%		11.42%		16.10%		12.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,829	$1,432		$2,168		$2,553		$7,200
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.91%	0.92	%(4)	0.92	%(4)	0.92	%(4)	0.92	%(4)
Expenses, before waivers, reimbursements and credits	6.86%	8.74%		5.48%		3.21%		2.12%
Net investment loss, net of waivers, reimbursements and credits	(0.22)%	(0.07)%		(0.40)%		(0.06)%		(0.54)%
Net investment loss, before waivers, reimbursements and credits	(6.17)%	(7.89)%		(4.96)%		(2.35)%		(1.74)%
Portfolio Turnover Rate	203.04%	353.47%		171.19%		275.73%		85.43%

	CLASS D
Selected per share data	2009(3)	2008(3)		2007(3)		2006		2005(3)
Net Asset Value, Beginning of Year	$6.30	$11.54		$10.40		$9.00		$8.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)	(0.05)		(0.11)		(0.06)		(0.08)
Net realized and unrealized gains (losses)	2.02	(5.19)		1.25		1.46		1.02
Total from Investment Operations	1.98	(5.24)		1.14		1.40		0.94
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–	–		–		–		–
Total Distributions Paid	–	–		–		–		–
Net Asset Value, End of Year	$8.28	$6.30		$11.54		$10.40		$9.00
Total Return(1)	31.53%	(45.41)%		10.96%		15.56%		11.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4	$3		$11		$18		$20
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.30%	1.31	%(4)	1.31	%(4)	1.31	%(4)	1.31	%(4)
Expenses, before waivers, reimbursements and credits	7.25%	9.13%		5.87%		3.60%		2.51%
Net investment loss, net of waivers, reimbursements and credits	(0.61)%	(0.46)%		(0.79)%		(0.45)%		(0.93)%
Net investment loss, before waivers, reimbursements and credits	(6.56)%	(8.28)%		(5.35)%		(2.74)%		(2.13)%
Portfolio Turnover Rate	203.04%	353.47%		171.19%		275.73%		85.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Per share amounts from distributions from net investment income were less than $0.01 per share.
(3)	Net investment loss for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.63	$17.20	$17.52	$15.12	$14.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.25	0.20	0.16	0.18
Net realized and unrealized gains (losses)	2.43	(6.60)	(0.39)	2.41	0.95
Total from Investment Operations	2.59	(6.35)	(0.19)	2.57	1.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.22)	(0.13)	(0.17)	(0.09)
Total Distributions Paid	(0.21)	(0.22)	(0.13)	(0.17)	(0.09)
Net Asset Value, End of Year	$13.01	$10.63	$17.20	$17.52	$15.12
Total Return(1)	24.87%	(37.38)%	(1.05)%	17.12%	8.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$54,495	$46,072	$83,426	$102,484	$73,416
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31%	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.69%	0.70%	0.54%	0.53%	0.55%
Net investment income, net of waivers, reimbursements and credits	1.51%	1.55%	1.36%	1.19%	1.11%
Net investment income, before waivers, reimbursements and credits	1.13%	1.16%	1.13%	0.97%	0.87%
Portfolio Turnover Rate	30.51%	47.00%	37.40%	45.99%	33.95%

	CLASS D
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.48	$16.95	$17.25	$14.89	$13.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.13	0.12	0.08	0.10
Net realized and unrealized gains (losses)	2.40	(6.45)	(0.37)	2.39	0.97
Total from Investment Operations	2.52	(6.32)	(0.25)	2.47	1.07
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.15)	(0.05)	(0.11)	(0.05)
Total Distributions Paid	(0.14)	(0.15)	(0.05)	(0.11)	(0.05)
Net Asset Value, End of Year	$12.86	$10.48	$16.95	$17.25	$14.89
Total Return(1)	24.38%	(37.64)%	(1.41)%	16.66%	7.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$91	$74	$186	$243	$373
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	1.08%	1.09%	0.93%	0.92%	0.94%
Net investment income, net of waivers, reimbursements and credits	1.12%	1.16%	0.97%	0.80%	0.72%
Net investment income, before waivers, reimbursements and credits	0.74%	0.77%	0.74%	0.58%	0.48%
Portfolio Turnover Rate	30.51%	47.00%	37.40%	45.99%	33.95%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MID CAP GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(2)		2008(2)		2007(2)		2006(2)	2005(2)
Net Asset Value, Beginning of Year	$8.98		$14.89		$12.26		$11.54	$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		(0.01)		(0.01)		0.01	(0.06)
Net realized and unrealized gains (losses)	2.57		(5.90)		2.66		0.71	1.19
Total from Investment Operations	2.55		(5.91)		2.65		0.72	1.13
LESS DISTRIBUTIONS PAID:
From net investment income	–		–		(0.02)		–	–
Total Distributions Paid	–		–		(0.02)		–	–
Net Asset Value, End of Year	$11.53		$8.98		$14.89		$12.26	$11.54
Total Return(1)	28.40%		(39.69)%		21.63%		6.24%	10.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,776		$1,381		$5,704		$6,616	$16,998
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.92	%(3)	0.92	%(3)	0.92	%(3)	0.91%	0.92	%(3)
Expenses, before waivers, reimbursements and credits	7.32%		4.70%		2.78%		1.68%	1.39%
Net investment income (loss), net of waivers, reimbursements and credits	(0.17)%		(0.10)%		(0.10)%		0.12%	(0.41)%
Net investment loss, before waivers, reimbursements and credits	(6.57)%		(3.88)%		(1.96)%		(0.65)%	(0.88)%
Portfolio Turnover Rate	275.50%		451.19%		248.47%		178.56%	98.76%

	CLASS C
Selected per share data	2009(2)		2008(2)		2007(2)		2006(2)	2005(2)
Net Asset Value, Beginning of Year	$8.81		$14.63		$12.08		$11.41	$10.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)		(0.08)		(0.05)		(0.01)	(0.06)
Net realized and unrealized gains (losses)	2.51		(5.74)		2.62		0.68	1.15
Total from Investment Operations	2.47		(5.82)		2.57		0.67	1.09
LESS DISTRIBUTIONS PAID:
From net investment income	–		–		(0.02)		–	–
Total Distributions Paid	–		–		(0.02)		–	–
Net Asset Value, End of Year	$11.28		$8.81		$14.63		$12.08	$11.41
Total Return(1)	28.04%		(39.71)%		21.30%		5.87%	10.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3		$2		$51		$25	$5,300
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.16	%(3)	1.16	%(3)	1.16	%(3)	1.15%	1.16	%(3)
Expenses, before waivers, reimbursements and credits	7.56%		4.94%		3.02%		1.92%	1.63%
Net investment loss, net of waivers, reimbursements and credits	(0.41)%		(0.34)%		(0.34)%		(0.12)%	(0.65)%
Net investment loss, before waivers, reimbursements and credits	(6.81)%		(4.12)%		(2.20)%		(0.89)%	(1.12)%
Portfolio Turnover Rate	275.50%		451.19%		248.47%		178.56%	98.76%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO	CLASS D
Selected per share data	2009(2)		2008(2)		2007(2)		2006(2)	2005(2)
Net Asset Value, Beginning of Year	$8.66		$14.47		$11.97		$11.32	$10.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.06)		(0.06)		(0.04)	(0.10)
Net realized and unrealized gains (losses)	2.46		(5.75)		2.58		0.69	1.17
Total from Investment Operations	2.41		(5.81)		2.52		0.65	1.07
LESS DISTRIBUTIONS PAID:
From net investment income	–		–		(0.02)		–	–
Total Distributions Paid	–		–		(0.02)		–	–
Net Asset Value, End of Year	$11.07		$8.66		$14.47		$11.97	$11.32
Total Return(1)	27.83%		(40.19)%		21.15%		5.74%	10.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7		$6		$36		$40	$144
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.31	%(3)	1.31	%(3)	1.31	%(3)	1.30%	1.31	%(3)
Expenses, before waivers, reimbursements and credits	7.71%		5.09%		3.17%		2.07%	1.78%
Net investment loss, net of waivers and reimbursements	(0.56)%		(0.49)%		(0.49)%		(0.27)%	(0.80)%
Net investment loss, before waivers and reimbursements	(6.96)%		(4.27)%		(2.35)%		(1.04)%	(1.27)%
Portfolio Turnover Rate	275.50%		451.19%		248.47%		178.56%	98.76%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment loss for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOCUSED GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$9.35	$15.53	$13.33	$12.46	$11.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.06	0.08	0.07	0.04
Net realized and unrealized gains (losses)	2.31	(6.15)	2.19	0.84	0.81
Total from Investment Operations	2.37	(6.09)	2.27	0.91	0.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)	(0.09)	(0.07)	(0.04)	(0.06)
Total Distributions Paid	(0.07)	(0.09)	(0.07)	(0.04)	(0.06)
Net Asset Value, End of Year	$11.65	$9.35	$15.53	$13.33	$12.46
Total Return(1)	25.51%	(39.45)%	17.12%	7.29%	7.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$59,444	$52,578	$97,501	$95,041	$150,994
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.17%	1.11%	1.06%	1.06%	1.01%
Net investment income, net of waivers, reimbursements and credits	0.62%	0.46%	0.57%	0.48%	0.26%
Net investment income, before waivers, reimbursements and credits	0.31%	0.21%	0.37%	0.28%	0.11%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

	CLASS C
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$9.09	$15.10	$12.98	$12.23	$11.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.03	0.01	(0.07)	–
Net realized and unrealized gains (losses)	2.24	(5.98)	2.16	0.86	0.82
Total from Investment Operations	2.28	(5.95)	2.17	0.79	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.06)	(0.05)	(0.04)	(0.04)
Total Distributions Paid	(0.03)	(0.06)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Year	$11.34	$9.09	$15.10	$12.98	$12.23
Total Return(1)	25.19%	(39.57)%	16.78%	6.44%	7.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72	$75	$125	$92	$7,779
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.41%	1.35%	1.30%	1.30%	1.25%
Net investment income, net of waivers, reimbursements and credits	0.38%	0.22%	0.33%	0.24%	0.02%
Net investment income (loss), before waivers, reimbursements and credits	0.07%	(0.03)%	0.13%	0.04%	(0.13)%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO	CLASS D
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$8.88	$14.76	$12.68	$11.90	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.01	(0.05)	(0.08)	(0.02)
Net realized and unrealized gains (losses)	2.20	(5.86)	2.14	0.90	0.79
Total from Investment Operations	2.22	(5.85)	2.09	0.82	0.77
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.03)	(0.01)	(0.04)	(0.02)
Total Distributions Paid	(0.02)	(0.03)	(0.01)	(0.04)	(0.02)
Net Asset Value, End of Year	$11.08	$8.88	$14.76	$12.68	$11.90
Total Return(1)	25.02%	(39.73)%	16.51%	6.87%	6.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$95	$72	$133	$139	$231
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.56%	1.50%	1.45%	1.45%	1.40%
Net investment income (loss), net of waivers, reimbursements and credits	0.23%	0.07%	0.18%	0.09%	(0.13)%
Net investment loss, before waivers, reimbursements and credits	(0.08)%	(0.18)%	(0.02)%	(0.11)%	(0.28)%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

DIVERSIFIED GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008		2007(2)	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$4.53	$8.02		$8.09	$8.30	$7.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.07		0.09	0.07	0.05
Net realized and unrealized gains (losses)	1.41	(2.99)		0.44	0.57	0.73
Total from Investment Operations	1.48	(2.92)		0.53	0.64	0.78
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)		(0.07)	(0.06)	(0.06)
From net realized gains	–	(0.50)		(0.53)	(0.79)	–
Total Distributions Paid	(0.08)	(0.57)		(0.60)	(0.85)	(0.06)
Net Asset Value, End of Year	$5.93	$4.53		$8.02	$8.09	$8.30
Total Return (1)	33.31%	(39.04)%		6.90%	8.36%	10.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,731	$40,922		$59,875	$42,505	$38,154
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76%	0.77	%(3)	0.76%	0.76%	0.77	%(3)
Expenses, before waivers, reimbursements and credits	1.47%	1.14%		1.07%	1.15%	1.08%
Net investment income, net of waivers, reimbursements and credits	1.57%	1.31%		1.09%	0.96%	0.64%
Net investment income, before waivers, reimbursements and credits	0.86%	0.94%		0.78%	0.57%	0.33%
Portfolio Turnover Rate	79.03%	117.55%		89.01%	123.43%	49.34%

	CLASS D
Selected per share data	2009(2)	2008		2007(2)	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$4.29	$7.62		$7.73	$7.95	$7.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.07		0.05	0.04	0.01
Net realized and unrealized gains (losses)	1.34	(2.86)		0.43	0.54	0.70
Total from Investment Operations	1.39	(2.79)		0.48	0.58	0.71
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.04)		(0.06)	(0.01)	(0.03)
From net realized gains	–	(0.50)		(0.53)	(0.79)	–
Total Distributions Paid	(0.06)	(0.54)		(0.59)	(0.80)	(0.03)
Net Asset Value, End of Year	$5.62	$4.29		$7.62	$7.73	$7.95
Total Return (1)	32.83%	(39.29)%		6.50%	7.87%	9.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$99	$259		$442	$195	$136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.15%	1.16	%(3)	1.15%	1.15%	1.16	%(3)
Expenses, before waivers, reimbursements and credits	1.86%	1.53%		1.46%	1.54%	1.47%
Net investment income, net of waivers, reimbursements and credits	1.18%	0.92%		0.70%	0.57%	0.25%
Net investment income, before waivers, reimbursements and credits	0.47%	0.55%		0.39%	0.18%	(0.06)%
Portfolio Turnover Rate	79.03%	117.55%		89.01%	123.43%	49.34%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.51	$17.29	$17.17	$15.89	$15.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.28	0.29	0.27	0.26
Net realized and unrealized gains (losses)	1.98	(6.26)	0.95	1.87	0.97
Total from Investment Operations	2.20	(5.98)	1.24	2.14	1.23
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.28)	(0.29)	(0.28)	(0.25)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.83)	(1.80)	(1.12)	(0.86)	(0.45)
Net Asset Value, End of Year	$10.88	$9.51	$17.29	$17.17	$15.89
Total Return (1)	25.44%	(38.22)%	7.59%	14.03%	8.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$455,354	$410,534	$761,863	$725,157	$746,734
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.28%	0.34%
Net investment income, net of waivers, reimbursements and credits	2.34%	2.07%	1.74%	1.72%	1.70%
Net investment income, before waivers, reimbursements and credits	2.30%	2.03%	1.70%	1.65%	1.57%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

	CLASS C
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.46	$17.21	$17.09	$15.82	$15.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.25	0.23	0.24	0.22
Net realized and unrealized gains (losses)	1.97	(6.23)	0.97	1.85	0.97
Total from Investment Operations	2.17	(5.98)	1.20	2.09	1.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.25)	(0.25)	(0.24)	(0.22)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.80)	(1.77)	(1.08)	(0.82)	(0.42)
Net Asset Value, End of Year	$10.83	$9.46	$17.21	$17.09	$15.82
Total Return(1)	25.19%	(38.38)%	7.36%	13.76%	8.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,418	$8,458	$25,323	$26,677	$24,892
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before waivers, reimbursements and credits	0.49%	0.49%	0.49%	0.52%	0.58%
Net investment income, net of waivers, reimbursements and credits	2.10%	1.83%	1.50%	1.48%	1.46%
Net investment income, before waivers, reimbursements and credits	2.06%	1.79%	1.46%	1.41%	1.33%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS D
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.44	$17.18	$17.06	$15.79	$15.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.23	0.19	0.21	0.20
Net realized and unrealized gains (losses)	1.96	(6.22)	0.99	1.85	0.96
Total from Investment Operations	2.14	(5.99)	1.18	2.06	1.16
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)	(0.23)	(0.23)	(0.21)	(0.19)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.79)	(1.75)	(1.06)	(0.79)	(0.39)
Net Asset Value, End of Year	$10.79	$9.44	$17.18	$17.06	$15.79
Total Return(1)	24.92%	(38.50)%	7.20%	13.57%	7.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,947	$1,943	$4,283	$4,617	$10,385
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.64%	0.64%	0.64%	0.67%	0.73%
Net investment income, net of waivers, reimbursements and credits	1.95%	1.68%	1.35%	1.33%	1.31%
Net investment income, before waivers, reimbursements and credits	1.91%	1.64%	1.31%	1.26%	1.18%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO	NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7%

Australia – 2.8%

Myer Holdings Ltd. *	402,957	$1,365

QBE Insurance Group Ltd.	82,447	1,677
Telstra Corp. Ltd.	603,599	1,885
		4,927

Belgium – 2.2%
Anheuser-Busch InBev N.V.	78,639	3,945

Brazil – 2.4%

Petroleo Brasileiro S.A. ADR †	37,700	1,933
Vale S.A. ADR †	83,863	2,405
		4,338

Canada – 1.2%

Bombardier, Inc., Class B	240,434	1,021
Talisman Energy, Inc.	62,300	1,074
		2,095

China – 2.3%

Bank of China Ltd., Class H	4,240,000	2,388
China Yurun Food Group Ltd. †	734,000	1,799
		4,187

Finland – 1.4%

Nokia OYJ	23,539	312
UPM-Kymmene OYJ	176,696	2,252
		2,564

France – 8.1%

Air Liquide S.A. †	14,201	1,659

BNP Paribas	50,814	4,232

Societe Generale	70,001	4,973

Total S.A.	39,073	2,421
Veolia Environnement	34,755	1,181
		14,466

Germany – 7.6%

Allianz S.E. (Registered) †	21,511	2,656

Deutsche Bank A.G. (Registered)	27,269	1,977

Deutsche Telekom A.G. (Registered) †	63,606	943

E.ON A.G.	52,409	2,084

GEA Group A.G.	54,836	1,158

Linde A.G.	14,368	1,769

SAP A.G.	34,757	1,667
Siemens A.G. (Registered)	13,547	1,331
		13,585

Hong Kong – 2.3%

Esprit Holdings Ltd. †	241,500	1,621

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7% continued

Hong Kong – 2.3% continued
Huabao International Holdings Ltd.	2,410,000	$2,556
		4,177

India – 0.5%
Sterlite Industries India Ltd. ADR †	53,005	973

Ireland – 0.8%
Covidien PLC	30,955	1,449

Italy – 0.9%
Enel S.p.A.	273,668	1,640

Japan – 18.4%

Chiyoda Corp.	214,000	1,646

East Japan Railway Co.	22,200	1,562

Fast Retailing Co. Ltd.	12,500	2,266

Kansai Electric Power (The) Co., Inc.	58,200	1,447

Kawasaki Heavy Industries Ltd. †	598,000	1,444

Kinden Corp.	139,000	1,241

Kubota Corp.	199,000	1,741

Mitsubishi UFJ Financial Group, Inc.	589,290	3,248

Mitsui & Co. Ltd.	168,100	2,206

Murata Manufacturing Co. Ltd.	26,300	1,240

NGK Insulators Ltd.	51,000	1,112

Nomura Holdings, Inc.	235,700	1,689

Shin-Etsu Chemical Co. Ltd.	30,500	1,643

Shiseido Co. Ltd.	60,900	1,197

Sony Corp.	78,900	2,103

Sumitomo Metal Mining Co. Ltd.	101,000	1,658

Tokio Marine Holdings, Inc.	60,100	1,737
Toyota Motor Corp.	92,100	3,625
		32,805

Netherlands – 6.7%

ASML Holding N.V.	74,898	2,316

Qiagen N.V. *†	55,079	1,221

Royal Dutch Shell PLC, Class B (London Exchange)	134,242	3,860

Royal KPN N.V.	108,507	1,932
Unilever N.V.—CVA	88,037	2,700
		12,029

Portugal – 0.9%
Jeronimo Martins SGPS S.A.	162,373	1,604

Singapore – 2.7%

CapitaLand Ltd. †	823,500	2,405
DBS Group Holdings Ltd.	227,000	2,355
		4,760

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7% continued

South Korea – 1.1%
Hyundai Motor Co.	23,100	$1,969

Spain – 2.8%

Iberdrola Renovables S.A.	146,036	700

Iberdrola S.A.	163,480	1,558
Telefonica S.A.	94,344	2,717
		4,975

Sweden – 0.7%
Telefonaktiebolaget LM Ericsson, Class B	120,191	1,164

Switzerland – 7.8%

ABB Ltd. (Registered) *	69,785	1,288

Credit Suisse Group A.G. (Registered)	55,279	2,889

Novartis A.G. (Registered)	71,783	3,986

Roche Holding A.G. (Genusschein)	26,784	4,384
Syngenta A.G. (Registered)	5,475	1,455
		14,002

United Kingdom – 23.3%

Autonomy Corp. PLC *	79,153	1,866

BAE Systems PLC	146,207	791

Barclays PLC	395,045	1,947

BP PLC	341,275	3,243

Compass Group PLC	304,321	2,164

GlaxoSmithKline PLC	177,079	3,667

HSBC Holdings PLC	164,257	1,926

ITV PLC *	1,391,155	1,193

National Grid PLC	137,717	1,502

Pearson PLC	142,718	1,948

Prudential PLC	274,777	2,849

QinetiQ Group PLC	306,108	792

Reckitt Benckiser Group PLC	49,623	2,535

Rolls-Royce Group PLC *	362,525	2,844

Royal Bank of Scotland Group PLC *†	1,515,933	843

Standard Chartered PLC	139,660	3,433

Vodafone Group PLC	1,732,403	3,918

Weir Group (The) PLC	167,386	1,894
WPP PLC	237,744	2,233
		41,588

United States – 1.8%

Activision Blizzard, Inc. *	130,920	1,491

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.7% continued

United States – 1.8% continued
Schlumberger Ltd.	27,821	$1,778
		3,269
Total Common Stocks
(Cost $162,961) (1)		176,511
INVESTMENT COMPANIES – 9.3%
Northern Institutional Funds - Liquid Assets Portfolio (2) (3)	16,603,247	16,603
Total Investment Companies
(Cost $16,603)		16,603

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.5%

Caylon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$955	$955
Total Short-Term Investments
(Cost $955)		955

Total Investments – 108.5%
(Cost $180,519)		194,069
Liabilities less Other Assets – (8.5)%		(15,259)
NET ASSETS – 100.0%		$178,810

(1)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated portfolio.
(3)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

At November 30, 2009, the industry sectors (unaudited) for the International Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.7%
Consumer Staples	7.8
Energy	8.1
Financials	24.4
Health Care	8.3
Industrials	12.6
Information Technology	5.7
Materials	9.3
Telecommunication Services	6.4
Utilities	5.7

Total	100.0%

At November 30, 2009, the International Growth Portfolio’s investments were denominated in the following currencies (unaudited) :

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	28.7%
British Pound	25.6
Japanese Yen	18.5
Swiss Franc	7.9
U.S. Dollar	6.2
All other currencies less than 5%	13.1

Total	100.0%

At November 30, 2009, the International Growth Portfolio had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAINS/(LOSSES) (000S)
Japanese Yen	18,659	U.S. Dollar	216	12/03/09	$–

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the International Growth Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks

Consumer Discretionary	$–	$20,487	$–	$20,487

Consumer Staples	–	13,780	–	13,780

Energy	4,785	9,524	–	14,309

Financials	–	43,226	–	43,226

Health Care	1,449	13,257	–	14,706

Industrials	1,021	21,052	–	22,073

Information Technology	1,491	8,564	–	10,055

Materials	3,377	12,991	–	16,368

Telecommunication

Services	–	11,395	–	11,395

Utilities	–	10,112	–	10,112
Investment Companies	16,603	–	–	16,603
Short-Term Investments	–	955	–	955

Total Investments	$28,726	$165,343	$–	$194,069

Other Financial Instruments *	$–	$–	$–	$–

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7%

Australia – 8.1%

AGL Energy Ltd.	7,864	$100

Alumina Ltd. *	43,021	61

Amcor Ltd.	21,268	115

AMP Ltd.	35,353	200

Aristocrat Leisure Ltd. †	7,464	28

Arrow Energy Ltd. *	9,648	34

Asciano Group *†	48,977	74

ASX Ltd. †	3,006	91

Australia & New Zealand Banking

Group Ltd.	44,091	893

AXA Asia Pacific Holdings Ltd.	17,868	95

Bendigo and Adelaide Bank Ltd. †	6,336	51

BGP Holdings PLC -

Fractional Shares (1)	104,706	—

BHP Billiton Ltd.	59,099	2,225

Billabong International Ltd. †	3,357	32

BlueScope Steel Ltd.	31,977	79

Boral Ltd. †	10,568	54

Brambles Ltd.	24,673	149

Caltex Australia Ltd. *†	2,273	20

CFS Retail Property Trust	31,756	57

Coca-Cola Amatil Ltd.	9,811	95

Cochlear Ltd.	1,008	58

Commonwealth Bank of Australia	26,744	1,291

Computershare Ltd.	7,819	76

Crown Ltd.	8,676	62

CSL Ltd.	10,503	303

CSR Ltd. †	24,072	38

Dexus Property Group †	85,674	63

Energy Resources of Australia Ltd. †	1,117	25

Fairfax Media Ltd. †	37,864	56

Fortescue Metals Group Ltd. *†	21,753	84

Foster’s Group Ltd.	33,939	175

Goodman Fielder Ltd.	24,225	34

Goodman Group	106,817	59

GPT Group	150,558	82

Harvey Norman Holdings Ltd.	8,940	35

Incitec Pivot Ltd.	28,373	74

Insurance Australia Group Ltd.	36,354	130

Leighton Holdings Ltd. †	2,621	85

Lend Lease Corp. Ltd. †	8,619	72

Macquarie Group Ltd. †	5,856	257

Macquarie Infrastructure Group	41,649	50

MAp Group.	13,112	32

Metcash Ltd.	13,564	58

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Australia – 8.1% continued

Mirvac Group	44,873	$65

National Australia Bank Ltd.	36,895	965

Newcrest Mining Ltd.	8,519	285

Nufarm Ltd.	2,856	30

OneSteel Ltd.	23,401	64

Orica Ltd.	6,331	145

Origin Energy Ltd.	15,391	220

OZ Minerals Ltd. *	53,020	59

Paladin Energy Ltd. *†	11,688	44

Qantas Airways Ltd.	20,389	48

QBE Insurance Group Ltd.	17,812	362

Rio Tinto Ltd.	7,667	502

Santos Ltd.	14,615	197

Sims Metal Management Ltd. †	2,664	52

Sonic Healthcare Ltd.	6,479	84

SP AusNet †	23,106	18

Stockland	41,878	155

Suncorp-Metway Ltd.	22,081	177

TABCORP Holdings Ltd.	10,990	72

Tatts Group Ltd.	20,160	44

Telstra Corp. Ltd.	76,551	239

Toll Holdings Ltd.	11,620	86

Transurban Group	20,413	102

Wesfarmers Ltd.	17,701	480

Wesfarmers Ltd. – PPS	2,674	73

Westfield Group	36,519	408

Westpac Banking Corp.	51,772	1,143

Woodside Petroleum Ltd.	8,740	389

Woolworths Ltd.	21,670	556
WorleyParsons Ltd.	2,897	70
		14,786

Austria – 0.3%

Erste Group Bank A.G.	3,325	137

Immoeast A.G. *†	7,574	50

OMV A.G.	2,638	112

Raiffeisen International Bank Holding A.G.	966	58

Telekom Austria A.G.	5,471	95

Verbund – Oesterreichische Elektrizita-etswirtschafts A.G., Class A †	1,375	62

Vienna Insurance Group	676	36
Voestalpine A.G.	2,058	74
		624

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Belgium – 1.0%

Anheuser-Busch InBev N.V.	12,708	$638

Belgacom S.A.	2,680	102

Colruyt S.A.	268	68

Delhaize Group S.A	1,773	134

Dexia S.A. *†	9,317	71

Fortis *†	39,342	167

Fortis (VVPR) (2) *	348	—

Groupe Bruxelles Lambert S.A.	1,416	129

KBC Groep N.V. *	2,836	129

Mobistar S.A.	516	36

Nationale A Portefeuille	535	28

Solvay S.A., Class A	1,044	110

UCB S.A.	1,779	79
Umicore	2,013	69
		1,760

Denmark – 0.9%

A.P. Moller – Maersk A/S, Class A	10	71

A.P. Moller – Maersk A/S, Class B	23	169

Carlsberg A/S, Class B	1,885	135

Coloplast A/S, Class B †	379	35

Danske Bank A/S *	8,002	173

DSV A/S *†	3,714	66

H. Lundbeck A/S	944	18

Novo-Nordisk A/S, Class B	7,677	513

Novozymes A/S, Class B	813	83

Topdanmark A/S *†	244	35

TrygVesta A/S	457	32

Vestas Wind Systems A/S *	3,587	252
William Demant Holding A/S *†	411	30
		1,612

Finland – 1.1%

Elisa OYJ	2,451	53

Fortum OYJ	7,818	199

Kesko OYJ, Class B †	1,194	41

Kone OYJ, Class B	2,715	110

Metso OYJ	2,251	73

Neste Oil OYJ †	2,257	40

Nokia OYJ	65,955	873

Nokian Renkaat OYJ †	1,952	50

Orion OYJ, Class B	1,562	32

Outokumpu OYJ	2,206	39

Pohjola Bank PLC †	2,391	25

Rautaruukki OYJ †	1,567	33

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Finland – 1.1% continued

Sampo OYJ, Class A	7,388	$176

Sanoma OYJ †	1,533	32

Stora Enso OYJ (Registered) *	10,206	78

UPM-Kymmene OYJ	9,124	116
Wartsila OYJ †	1,425	54
		2,024

France – 10.3%

Accor S.A.	2,583	139

Aeroports de Paris S.A.	498	40

Air France-KLM *†	2,283	36

Air Liquide S.A.	4,415	516

Alcatel-Lucent *†	40,867	139

Alstom S.A.	3,551	250

Atos Origin S.A. *†	800	35

AXA S.A. †	29,891	718

BioMerieux †	226	26

BNP Paribas	16,676	1,389

Bouygues S.A.	3,936	197

Bureau Veritas S.A.	813	41

Cap Gemini S.A. †	2,582	120

Carrefour S.A.	11,179	543

Casino Guichard Perrachon S.A. †	974	84

Christian Dior S.A.	1,121	114

Cie de Saint-Gobain †	6,769	372

Cie Generale d’Optique Essilor

International S.A. †	3,550	206

CNP Assurances	658	71

Compagnie Generale de Geophysique-Veritas *	2,607	53

Compagnie Generale des Establissements Michelin, Class B †	2,594	198

Credit Agricole S.A. †	16,343	342

Danone	9,685	581

Dassault Systemes S.A.	1,175	68

EDF S.A.	4,171	241

Eiffage S.A. †	676	37

Eramet †	90	29

Eurazeo †	467	33

Eutelsat Communications	1,683	55

Fonciere Des Regions	389	40

France Telecom S.A.	32,650	850

GDF Suez	21,884	914

GDF Suez (VVPR) *	1,323	–

Gecina S.A.	313	35

Hermes International †	930	132

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

France – 10.3% continued

ICADE	355	$36

Iliad S.A. †	277	33

Imerys S.A. †	609	36

Ipsen S.A. †	434	24

JC Decaux S.A. *	1,079	25

Klepierre †	1,609	65

Lafarge S.A. †	3,514	290

Lagardere S.C.A.	2,076	89

Legrand S.A.	1,890	52

L’Oreal S.A.	4,210	459

LVMH Moet Hennessy Louis Vuitton S.A.	4,315	451

M6-Metropole Television †	1,097	28

Natixis *	15,380	83

Neopost S.A. †	565	49

PagesJaunes Groupe	2,119	25

Pernod-Ricard S.A. †	3,557	303

Peugeot S.A. *†	2,685	96

PPR †	1,338	163

Publicis Groupe	2,075	80

Renault S.A. *†	3,265	160

Safran S.A. †	3,176	53

Sanofi-Aventis S.A.	18,539	1,402

Schneider Electric S.A.	4,150	458

SCOR S.E.	2,915	71

SES S.A.	4,983	106

Societe BIC S.A.	491	34

Societe Des Autoroutes Paris-Rhin-Rhone	408	34

Societe Generale	11,076	787

Societe Television Francaise 1	2,196	39

Sodexo	1,665	94

Suez Environnement Co. †	4,745	106

Technip S.A.	1,826	125

Thales S.A.	1,589	78

Total S.A.	37,197	2,305

Unibail-Rodamco S.E.	1,555	351

Vallourec S.A.	997	168

Veolia Environnement	6,955	236

Vinci S.A.	7,724	430
Vivendi S.A.	21,544	624
		18,692

Germany – 7.5%

Adidas A.G.	3,410	195

Allianz S.E. (Registered)	7,978	985

BASF S.E.	16,176	982

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Germany – 7.5% continued

Bayer A.G.	14,569	$1,120

Bayerische Motoren Werke A.G.	5,838	277

Beiersdorf A.G.	1,547	101

Celesio A.G.	1,540	41

Commerzbank A.G. *†	12,488	118

Daimler A.G. (Registered)	15,890	806

Deutsche Bank A.G. (Registered)	10,428	756

Deutsche Boerse A.G.	3,434	286

Deutsche Lufthansa A.G. (Registered)	4,154	67

Deutsche Post A.G. (Registered)	14,903	279

Deutsche Postbank A.G. *	1,581	56

Deutsche Telekom A.G. (Registered) †	49,924	740

E.ON A.G.	33,473	1,331

Fraport A.G. Frankfurt Airport

Services Worldwide †	673	33

Fresenius Medical Care A.G. & Co. KGaA	3,380	180

Fresenius S.E.	461	27

GEA Group A.G.	2,820	60

Hannover Rueckversicherung

A.G. (Registered) *	1,108	53

HeidelbergCement A.G.	2,475	165

HeidelbergCement A.G. (VVPR) (1) *	83	—

Henkel A.G. & Co. KGaA	2,286	99

Hochtief A.G.	751	59

Infineon Technologies A.G. *	19,155	93

K+S A.G.	2,615	158

Linde A.G.	2,672	329

MAN S.E.	1,865	153

Merck KGaA	1,140	108

Metro A.G. †	2,001	126

Muenchener Rueckversicherungs A.G. (Registered)	3,474	544

Puma A.G. Rudolf Dassler Sport	93	32

RWE A.G.	7,372	679

Salzgitter A.G.	691	66

SAP A.G.	15,114	725

Siemens A.G. (Registered)	14,492	1,423

Solarworld A.G. †	1,423	32

Suedzucker A.G.	1,126	25

ThyssenKrupp A.G.	5,871	215

TUI A.G. *†	2,293	18

United Internet A.G. (Registered) *	2,358	32

Volkswagen A.G. †	779	96
Wacker Chemie A.G.	290	48
		13,718

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Greece – 0.6%

Alpha Bank A.E. *	8,216	$112

Bank of Cyprus Public Co. Ltd.	10,915	78

Coca Cola Hellenic Bottling Co. S.A.	3,224	71

EFG Eurobank Ergasias S.A. *	5,702	76

Hellenic Petroleum S.A.	1,703	20

Hellenic Telecommunications

Organization S.A.	4,327	67

Marfin Investment Group S.A. *	11,913	38

National Bank of Greece S.A. *	10,696	297

OPAP S.A.	3,930	94

Piraeus Bank S.A. *	5,338	78

Public Power Corp. S.A. *	2,155	44
Titan Cement Co. S.A.	1,087	32
		1,007

Guernsey – 0.0%
Resolution Ltd. *	43,078	60

Hong Kong – 2.3%

ASM Pacific Technology Ltd.	3,200	26

Bank of East Asia Ltd. †	26,017	112

BOC Hong Kong Holdings Ltd.	65,280	150

Cathay Pacific Airways Ltd. *†	20,506	35

Cheung Kong Holdings Ltd.	24,437	307

Cheung Kong Infrastructure Holdings Ltd.	8,353	31

Chinese Estates Holdings Ltd.	11,842	20

CLP Holdings Ltd.	36,021	244

Esprit Holdings Ltd.	19,771	133

Foxconn International Holdings Ltd. *†	40,127	35

Genting Singapore PLC *†	82,000	63

Hang Lung Group Ltd.	14,108	69

Hang Lung Properties Ltd.	36,501	133

Hang Seng Bank Ltd.	13,479	197

Henderson Land Development Co. Ltd.	18,896	133

Hong Kong & China Gas Co. Ltd.	69,309	165

Hong Kong Aircraft Engineering Co. Ltd.	1,012	13

Hong Kong Electric Holdings Ltd.	24,433	133

Hong Kong Exchanges and Clearing Ltd. †	18,003	321

Hopewell Holdings Ltd.	9,500	30

Hutchison Whampoa Ltd.	37,544	254

Hysan Development Co. Ltd.	10,473	30

Kerry Properties Ltd.	13,004	67

Li & Fung Ltd.	39,787	160

Lifestyle International Holdings Ltd.	9,953	17

Link REIT (The)	38,164	96

Mongolia Energy Co. Ltd. *†	52,000	32

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Hong Kong – 2.3% continued

MTR Corp. †	25,138	$85

New World Development Ltd.	44,244	91

Noble Group Ltd.	26,800	60

NWS Holdings Ltd. †	14,000	27

Orient Overseas International Ltd.	3,500	16

PCCW Ltd. †	64,374	16

Shangri-La Asia Ltd.	24,011	43

Sino Land Co. Ltd.	30,325	58

Sun Hung Kai Properties Ltd.	24,832	368

Swire Pacific Ltd., Class A	13,551	155

Television Broadcasts Ltd.	5,000	23

Wharf Holdings Ltd.	24,242	131

Wheelock & Co. Ltd.	16,543	53

Wing Hang Bank Ltd.	3,268	34
Yue Yuen Industrial Holdings Ltd.	12,456	35
		4,201

Ireland – 0.3%

Anglo Irish Bank Corp. Ltd. PLC *	6,354	—

CRH PLC	985	25

CRH PLC- Dublin	11,198	283

Elan Corp. PLC *†	8,922	58

Experian PLC	18,064	170

Kerry Group PLC, Class A	2,465	73
Ryanair Holdings PLC *	3,150	13
		622

Italy – 3.4%

A2A S.p.A.	18,447	36

Assicurazioni Generali S.p.A.	20,556	534

Atlantia S.p.A.	4,533	118

Autogrill S.p.A. *	1,752	22

Banca Carige S.p.A.	10,886	30

Banca Monte dei Paschi di Siena S.p.A.	38,814	75

Banca Popolare di Milano Scarl	6,706	52

Banco Popolare S.C. *	11,285	93

Enel S.p.A.	115,817	694

ENI S.p.A.	45,840	1,137

Exor S.p.A.	1,228	24

Fiat S.p.A. *	13,474	201

Finmeccanica S.p.A.	7,152	119

Fondiaria-Sai S.p.A.	1,059	18

Intesa Sanpaolo S.p.A. *	135,683	593

Intesa Sanpaolo S.p.A. (RSP)	16,884	56

Italcementi S.p.A.	1,187	16

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Italy – 3.4% continued

Luxottica Group S.p.A.	2,107	$53

Mediaset S.p.A.	12,471	95

Mediobanca S.p.A. *	8,334	100

Mediolanum S.p.A.	4,160	27

Parmalat S.p.A.	29,976	87

Pirelli & C. S.p.A. *	50,128	32

Prysmian S.p.A.	1,707	29

Saipem S.p.A.	4,654	151

Snam Rete Gas S.p.A.	25,170	126

Telecom Italia S.p.A.	176,760	284

Telecom Italia S.p.A. (RSP)	106,078	120

Tenaris S.A.	8,311	164

Terna Rete Elettrica Nazionale S.p.A.	22,973	96

UniCredit S.p.A. (Milan Exchange) *	250,870	865

Unione di Banche Italiane SCPA	10,146	140
Unipol Gruppo Finanziario S.p.A. *	12,514	17
		6,204

Japan – 20.0%

77 Bank (The) Ltd.	6,000	37

ABC-Mart, Inc.	400	12

Acom Co. Ltd. †	750	10

Advantest Corp.	2,800	61

Aeon Co. Ltd. †	11,300	91

Aeon Credit Service Co. Ltd.	1,500	15

Aeon Mall Co. Ltd.	1,300	24

Aioi Insurance Co. Ltd.	9,000	44

Air Water, Inc.	2,000	25

Aisin Seiki Co. Ltd.	3,400	81

Ajinomoto Co., Inc.	12,000	112

Alfresa Holdings Corp.	600	26

All Nippon Airways Co. Ltd.	16,000	42

Amada Co. Ltd.	6,000	35

Aozora Bank Ltd. *	12,000	15

Asahi Breweries Ltd.	6,800	121

Asahi Glass Co. Ltd.	18,000	157

Asahi Kasei Corp.	22,000	106

Asics Corp.	3,000	26

Astellas Pharma, Inc.	8,000	293

Bank of Kyoto (The) Ltd.	6,000	55

Bank of Yokohama (The) Ltd.	22,000	107

Benesse Corp.	1,300	58

Bridgestone Corp.	10,700	168

Brother Industries Ltd.	3,700	40

Canon Marketing Japan, Inc.	1,300	19

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Canon, Inc.	18,800	$719

Casio Computer Co. Ltd. †	4,000	29

Central Japan Railway Co.	26	188

Chiba Bank (The) Ltd.	13,000	85

Chiyoda Corp.	2,000	15

Chubu Electric Power Co., Inc.	11,700	299

Chugai Pharmaceutical Co. Ltd.	4,000	76

Chugoku Bank (The) Ltd.	3,000	41

Chugoku Electric Power (The) Co. Inc.	4,900	99

Chuo Mitsui Trust Holdings, Inc.	16,000	57

Citizen Holdings Co. Ltd. †	5,300	29

Coca-Cola West Co. Ltd.	1,000	18

Cosmo Oil Co. Ltd.	10,000	21

Credit Saison Co. Ltd.	2,900	32

Dai Nippon Printing Co. Ltd.	10,000	124

Daicel Chemical Industries Ltd.	5,000	29

Daido Steel Co. Ltd.	5,000	16

Daihatsu Motor Co. Ltd.	3,000	28

Daiichi Sankyo Co. Ltd.	11,900	233

Daikin Industries Ltd.	4,100	146

Dainippon Sumitomo Pharma Co. Ltd. †	2,700	28

Daito Trust Construction Co. Ltd.	1,400	67

Daiwa House Industry Co. Ltd.	9,000	90

Daiwa Securities Group, Inc.	29,000	155

Dena Co. Ltd. †	5	27

Denki Kagaku Kogyo K.K.	8,000	33

Denso Corp.	8,600	241

Dentsu, Inc. †	3,000	64

Dowa Holdings Co. Ltd. †	5,000	26

East Japan Railway Co.	5,990	421

Eisai Co. Ltd.	4,400	161

Electric Power Development Co. Ltd.	2,400	75

Elpida Memory, Inc. *	3,300	40

FamilyMart Co. Ltd.	1,100	36

Fanuc Ltd.	3,400	281

Fast Retailing Co. Ltd.	800	145

Fuji Electric Holdings Co. Ltd. *	10,000	15

Fuji Heavy Industries Ltd. *	10,000	39

Fuji Media Holdings, Inc.	8	12

FUJIFILM Holdings Corp.	8,200	224

Fujitsu Ltd.	33,000	194

Fukuoka Financial Group, Inc.	13,000	47

Furukawa Electric Co. Ltd.	11,000	41

GS Yuasa Corp. †	7,000	49

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Gunma Bank (The) Ltd.	7,000	$41

Hachijuni Bank (The) Ltd.	7,872	50

Hakuhodo DY Holdings, Inc.	390	19

Hankyu Hanshin Holdings, Inc.	20,000	93

Hino Motors Ltd. *	4,000	12

Hirose Electric Co. Ltd.	500	53

Hiroshima Bank (The) Ltd.	9,000	38

Hisamitsu Pharmaceutical Co., Inc.	1,200	42

Hitachi Chemical Co. Ltd.	1,700	33

Hitachi Construction Machinery Co. Ltd.	1,800	42

Hitachi High-Technologies Corp.	1,200	20

Hitachi Ltd. *	59,000	159

Hitachi Metals Ltd. †	3,000	26

Hokkaido Electric Power Co., Inc.	3,100	62

Hokuhoku Financial Group, Inc.	21,000	49

Hokuriku Electric Power Co.	3,300	75

Honda Motor Co. Ltd.	29,100	900

Hoya Corp.	7,300	185

Ibiden Co. Ltd.	2,300	77

Idemitsu Kosan Co. Ltd.	400	24

IHI Corp. *	22,000	35

INPEX Corp.	15	117

Isetan Mitsukoshi Holdings Ltd. †	6,460	55

Isuzu Motors Ltd. *	20,000	34

Ito En Ltd.	1,100	18

Itochu Corp.	26,000	177

Itochu Techno-Solutions Corp. †	600	17

Iyo Bank (The) Ltd.	4,000	36

J Front Retailing Co. Ltd. †	8,800	37

Jafco Co. Ltd.	500	12

Japan Airlines Corp. *	16,000	17

Japan Petroleum Exploration Co. †	500	23

Japan Prime Realty Investment Corp.	10	23

Japan Real Estate Investment Corp. †	8	58

Japan Retail Fund Investment Corp.	6	26

Japan Steel Works (The) Ltd.	6,000	73

Japan Tobacco, Inc.	79	234

JFE Holdings, Inc.	8,600	280

JGC Corp.	4,000	74

Joyo Bank (The) Ltd.	12,000	56

JS Group Corp.	4,400	72

JSR Corp.	3,300	63

JTEKT Corp.	3,200	31

Jupiter Telecommunications Co. Ltd.	41	38

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Kajima Corp.	15,000	$29

Kamigumi Co. Ltd.	5,000	39

Kaneka Corp.	5,000	33

Kansai Electric Power (The) Co., Inc.	13,400	333

Kansai Paint Co. Ltd.	4,000	35

Kao Corp.	9,500	233

Kawasaki Heavy Industries Ltd. †	24,000	58

Kawasaki Kisen Kaisha Ltd. *†	10,000	29

KDDI Corp.	51	276

Keihin Electric Express Railway Co. Ltd.	8,000	65

Keio Corp.	10,000	63

Keisei Electric Railway Co. Ltd.	5,000	28

Keyence Corp.	730	146

Kikkoman Corp. †	3,000	35

Kinden Corp.	3,000	27

Kintetsu Corp. †	29,000	111

Kirin Holdings Co. Ltd.	15,000	245

Kobe Steel Ltd. *	44,000	75

Koito Manufacturing Co. Ltd.	1,000	15

Komatsu Ltd.	16,700	328

Konami Corp.	1,700	28

Konica Minolta Holdings, Inc.	8,500	78

Kubota Corp.	19,000	166

Kuraray Co. Ltd.	6,000	72

Kurita Water Industries Ltd.	2,100	66

Kyocera Corp.	2,900	229

Kyowa Hakko Kirin Co. Ltd.	5,000	54

Kyushu Electric Power Co., Inc.	6,700	147

Lawson, Inc.	1,100	54

Mabuchi Motor Co. Ltd.	500	24

Makita Corp.	2,000	67

Marubeni Corp.	29,000	153

Marui Group Co. Ltd.	4,000	22

Maruichi Steel Tube Ltd. †	700	13

Matsui Securities Co. Ltd.	2,100	14

Mazda Motor Corp. *	25,000	53

McDonald’s Holdings Co. Japan Ltd.	1,200	26

Mediceo Paltac Holdings Co. Ltd.	2,600	36

MEIJI Holdings Co. Ltd. *	1,151	46

Minebea Co. Ltd.	6,000	30

Mitsubishi Chemical Holdings Corp.	21,500	78

Mitsubishi Corp.	22,400	506

Mitsubishi Electric Corp. *	34,000	240

Mitsubishi Estate Co. Ltd.	21,000	328

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Mitsubishi Gas Chemical Co., Inc.	7,000	$32

Mitsubishi Heavy Industries Ltd.	53,000	172

Mitsubishi Logistics Corp.	2,000	21

Mitsubishi Materials Corp. *	20,000	48

Mitsubishi Motors Corp. *†	64,000	86

Mitsubishi Rayon Co. Ltd.	9,000	38

Mitsubishi Tanabe Pharma Corp.	4,000	53

Mitsubishi UFJ Financial Group, Inc.	184,630	1,018

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,070	32

Mitsui & Co. Ltd.	30,500	400

Mitsui Chemicals, Inc. †	10,000	25

Mitsui Engineering & Shipbuilding

Co. Ltd. †	14,000	34

Mitsui Fudosan Co. Ltd.	15,000	257

Mitsui Mining & Smelting Co. Ltd. *	10,000	25

Mitsui O.S.K. Lines Ltd.	20,000	112

Mitsui Sumitomo Insurance Group

Holdings, Inc.	7,400	195

Mitsumi Electric Co. Ltd.	1,400	22

Mizuho Financial Group, Inc.	240,624	445

Mizuho Securities Co. Ltd.	10,000	33

Mizuho Trust & Banking Co. Ltd. *	29,000	26

Murata Manufacturing Co. Ltd.	3,800	179

Namco Bandai Holdings, Inc.	3,700	37

NEC Corp. *†	36,000	90

NGK Insulators Ltd.	4,000	87

NGK Spark Plug Co. Ltd.	3,000	32

NHK Spring Co. Ltd.	3,000	27

Nidec Corp.	1,900	166

Nikon Corp.	5,700	103

Nintendo Co. Ltd.	1,700	416

Nippon Building Fund, Inc.	9	73

Nippon Electric Glass Co. Ltd.	6,000	71

Nippon Express Co. Ltd.	15,000	66

Nippon Meat Packers, Inc.	3,000	37

Nippon Mining Holdings, Inc.	16,000	62

Nippon Oil Corp.	22,000	94

Nippon Paper Group, Inc.	1,700	46

Nippon Sheet Glass Co. Ltd.	11,000	28

Nippon Steel Corp.	90,000	331

Nippon Telegraph & Telephone Corp.	9,126	393

Nippon Yusen Kabushiki Kaisha †	20,000	62

Nipponkoa Insurance Co. Ltd.	12,000	71

Nishi-Nippon City Bank (The) Ltd.	11,000	30

Nissan Chemical Industries Ltd.	2,000	26

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Nissan Motor Co. Ltd. *	43,800	$318

Nissay Dowa General Insurance Co. Ltd.	3,000	15

Nissha Printing Co. Ltd. †	400	21

Nisshin Seifun Group, Inc.	3,500	47

Nisshin Steel Co. Ltd.	12,000	18

Nisshinbo Holdings, Inc.	2,000	16

Nissin Foods Holdings Co. Ltd.	1,200	44

Nitori Co. Ltd.	650	54

Nitto Denko Corp.	2,900	93

NOK Corp.	2,200	26

Nomura Holdings, Inc.	62,800	450

Nomura Real Estate Holdings, Inc.	1,600	25

Nomura Real Estate Office Fund, Inc. †	5	29

Nomura Research Institute Ltd.	1,700	36

NSK Ltd.	8,000	49

NTN Corp. †	8,000	30

NTT Data Corp.	23	65

NTT DoCoMo, Inc.	271	410

NTT Urban Development Corp.	24	17

Obayashi Corp.	11,000	37

Obic Co. Ltd.	110	18

Odakyu Electric Railway Co. Ltd. †	11,000	90

OJI Paper Co. Ltd.	15,000	64

Olympus Corp.	3,800	114

Omron Corp.	3,700	61

Ono Pharmaceutical Co. Ltd.	1,500	69

Oracle Corp.	700	32

Oriental Land Co. Ltd. †	900	64

ORIX Corp.	1,840	127

Osaka Gas Co. Ltd.	34,000	124

Otsuka Corp.	300	14

Panasonic Corp.	34,500	441

Panasonic Electric Works Co. Ltd.	7,000	80

Rakuten, Inc.	127	102

Resona Holdings, Inc.	8,600	92

Ricoh Co. Ltd.	12,000	158

Rinnai Corp.	700	34

Rohm Co. Ltd.	1,700	111

Sankyo Co. Ltd.	900	50

Santen Pharmaceutical Co. Ltd.	1,300	44

Sanyo Electric Co. Ltd. *†	30,000	53

Sapporo Hokuyo Holdings, Inc.	5,100	19

Sapporo Holdings Ltd.	4,000	19

SBI Holdings, Inc.	284	48

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Secom Co. Ltd.	3,700	$173

Sega Sammy Holdings, Inc. †	3,500	44

Seiko Epson Corp.	2,300	36

Sekisui Chemical Co. Ltd.	8,000	47

Sekisui House Ltd.	10,000	88

Senshu Ikeda Holdings, Inc. *†	8,134	29

Seven & I Holdings Co. Ltd.	13,600	303

Seven Bank Ltd. †	9	18

Sharp Corp.	18,000	204

Shikoku Electric Power Co., Inc.	3,100	93

Shimadzu Corp. †	4,000	25

Shimamura Co. Ltd.	400	37

Shimano, Inc. †	1,200	50

Shimizu Corp.	10,000	35

Shin-Etsu Chemical Co. Ltd.	7,200	388

Shinko Electric Industries Co. Ltd. †	1,200	16

Shinsei Bank Ltd. *†	16,000	20

Shionogi & Co. Ltd.	5,300	114

Shiseido Co. Ltd.	6,100	120

Shizuoka Bank (The) Ltd.	11,000	109

Showa Denko K.K.	24,000	43

Showa Shell Sekiyu K.K.	3,600	30

SMC Corp.	1,000	112

Softbank Corp.	13,300	316

Sojitz Corp.	21,300	37

Sompo Japan Insurance, Inc.	16,000	100

Sony Corp.	17,700	472

Sony Financial Holdings, Inc.	16	48

Square Enix Holdings Co. Ltd.	1,100	24

Stanley Electric Co. Ltd.	2,600	51

Sumco Corp.	2,200	37

Sumitomo Chemical Co. Ltd.	28,000	109

Sumitomo Corp.	19,800	195

Sumitomo Electric Industries Ltd.	13,200	155

Sumitomo Heavy Industries Ltd. *	10,000	44

Sumitomo Metal Industries Ltd.	59,000	150

Sumitomo Metal Mining Co. Ltd.	9,000	148

Sumitomo Mitsui Financial Group, Inc.	16,151	537

Sumitomo Realty & Development Co. Ltd.	7,000	122

Sumitomo Rubber Industries Ltd.	2,900	22

Sumitomo Trust & Banking (The) Co. Ltd.	25,000	135

Suruga Bank Ltd.	4,000	39

Suzuken Co. Ltd.	1,200	44

Suzuki Motor Corp.	6,200	146

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

Sysmex Corp.	500	$27

T&D Holdings, Inc.	4,100	96

Taiheiyo Cement Corp. *	14,400	16

Taisei Corp.	17,000	30

Taisho Pharmaceutical Co. Ltd.	2,000	37

Taiyo Nippon Sanso Corp.	5,000	56

Takashimaya Co. Ltd. †	5,000	32

Takeda Pharmaceutical Co. Ltd.	13,200	550

TDK Corp.	2,100	109

Teijin Ltd.	16,000	50

Terumo Corp.	3,000	169

THK Co. Ltd.	2,100	34

Tobu Railway Co. Ltd. †	14,000	78

Toho Co. Ltd.	2,100	34

Toho Gas Co. Ltd.	8,000	45

Tohoku Electric Power Co., Inc.	7,500	158

Tokio Marine Holdings, Inc.	12,700	367

Tokuyama Corp.	5,000	29

Tokyo Electric Power (The) Co., Inc.	21,400	577

Tokyo Electron Ltd.	3,000	162

Tokyo Gas Co. Ltd.	41,000	169

Tokyo Steel Manufacturing Co. Ltd.	1,700	19

Tokyo Tatemono Co. Ltd. †	5,000	17

Tokyu Corp.	20,000	88

Tokyu Land Corp. †	8,000	29

TonenGeneral Sekiyu K.K.	5,000	44

Toppan Printing Co. Ltd.	10,000	81

Toray Industries, Inc.	23,000	121

Toshiba Corp. *	71,000	372

Tosoh Corp.	9,000	21

Toto Ltd. †	5,000	27

Toyo Seikan Kaisha Ltd.	2,800	42

Toyo Suisan Kaisha Ltd.	2,000	54

Toyoda Gosei Co. Ltd.	1,100	30

Toyota Boshoku Corp.	1,300	25

Toyota Industries Corp.	3,100	84

Toyota Motor Corp.	51,600	2,031

Toyota Tsusho Corp.	3,600	48

Trend Micro, Inc.	1,800	64

Tsumura & Co.	1,000	33

Ube Industries Ltd.	17,000	42

Unicharm Corp.	700	71

UNY Co. Ltd.	3,100	22

Ushio, Inc.	1,800	30

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 20.0% continued

USS Co. Ltd.	390	$24

West Japan Railway Co.	30	111

Yahoo! Japan Corp.	256	76

Yakult Honsha Co. Ltd. †	1,800	56

Yamada Denki Co. Ltd.	1,530	92

Yamaguchi Financial Group, Inc.	4,000	42

Yamaha Corp.	3,000	30

Yamaha Motor Co. Ltd.	3,600	42

Yamato Holdings Co. Ltd.	6,800	93

Yamato Kogyo Co. Ltd.	700	22

Yamazaki Baking Co. Ltd.	2,000	25

Yaskawa Electric Corp.	4,000	30
Yokogawa Electric Corp.	3,800	27
		36,298

Netherlands – 4.7%

Aegon N.V. *	27,504	201

Akzo Nobel N.V.	4,081	260

ArcelorMittal	15,107	592

ASML Holding N.V.	7,604	235

Corio N.V.	947	65

European Aeronautic Defence & Space Co. N.V. †	7,184	129

Fugro N.V. – CVA	1,173	67

Heineken Holding N.V.	1,951	80

Heineken N.V.	4,323	204

ING Groep N.V. – CVA *	34,515	326

James Hardie Industries N.V. *†	7,916	59

Koninklijke (Royal) KPN N.V.	29,429	524

Koninklijke Ahold N.V.	21,005	283

Koninklijke Boskalis Westminster N.V.	1,077	43

Koninklijke DSM N.V.	2,716	134

Koninklijke Philips Electronics N.V.	17,128	472

Koninklijke Vopak N.V. *	572	45

Qiagen N.V. *†	3,999	89

Randstad Holding N.V. *	1,792	79

Reed Elsevier N.V.	12,725	148

Royal Dutch Shell PLC, Class A (London Exchange)	62,429	1,851

Royal Dutch Shell PLC, Class B (London Exchange)	47,462	1,365

SBM Offshore N.V.	2,886	55

TNT N.V.	6,532	190

Unilever N.V. – CVA	28,679	880

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Netherlands – 4.7% continued
Wolters Kluwer N.V.	4,890	$107
		8,483

New Zealand – 0.1%

Auckland International Airport Ltd.	14,845	20

Contact Energy Ltd. *	4,957	21

Fletcher Building Ltd.	10,673	60

Sky City Entertainment Group Ltd.	9,962	24
Telecom Corp. of New Zealand Ltd.	33,589	59
		184

Norway – 0.8%

DnB NOR ASA *†	15,787	178

Norsk Hydro ASA *	11,858	84

Orkla ASA †	13,612	126

Renewable Energy Corp. A/S *†	5,491	35

Seadrill Ltd. †	4,914	115

Statoil ASA	19,772	487

Telenor ASA *	14,605	199
Yara International ASA	3,339	144
		1,368

Portugal – 0.3%

Banco Comercial Portugues S.A. (Registered)	42,410	56

Banco Espirito Santo S.A. (Registered)	9,341	66

Brisa Auto-Estradas de Portugal S.A.	3,121	31

Cimpor Cimentos de Portugal SGPS S.A.	3,851	29

Energias de Portugal S.A.	30,683	141

Galp Energia SGPS S.A., Class B	2,804	51

Jeronimo Martins SGPS S.A.	3,715	37
Portugal Telecom SGPS S.A. (Registered)	10,268	125
		536

Singapore – 1.3%

Ascendas Real Estate Investment Trust	27,666	39

CapitaLand Ltd. †	45,250	132

CapitaMall Trust	37,200	46

City Developments Ltd.	9,000	65

ComfortDelgro Corp. Ltd.	31,000	33

Cosco Corp. Singapore Ltd.	18,000	14

DBS Group Holdings Ltd.	30,299	314

Fraser and Neave Ltd.	17,348	50

Golden Agri-Resources Ltd. *	111,105	37

Jardine Cycle & Carriage Ltd.	1,870	33

Keppel Corp. Ltd.	22,500	132

Neptune Orient Lines Ltd.	14,897	16

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Singapore – 1.3% continued

Olam International Ltd. †	22,098	$42

Oversea-Chinese Banking Corp.	45,496	276

SembCorp Industries Ltd.	18,044	48

SembCorp Marine Ltd. †	14,400	37

Singapore Airlines Ltd.	9,667	93

Singapore Exchange Ltd. †	15,000	85

Singapore Press Holdings Ltd.	28,295	76

Singapore Technologies Engineering Ltd.	23,000	51

Singapore Telecommunications Ltd.	140,325	298

StarHub Ltd.	11,000	15

United Overseas Bank Ltd.	21,392	292

UOL Group Ltd.	9,039	24

Wilmar International Ltd. †	22,000	101
Yangzijiang Shipbuilding Holdings Ltd.	26,000	23
		2,372

Spain – 4.7%

Abertis Infraestructuras S.A.	4,957	113

Acciona S.A.	462	60

Acerinox S.A.	2,569	54

ACS Actividades de Construccion y Servicios S.A.	2,491	124

Banco Bilbao Vizcaya Argentaria S.A.	62,720	1,190

Banco de Sabadell S.A.	15,871	101

Banco de Valencia S.A.	3,560	29

Banco Popular Espanol S.A.	15,264	130

Banco Santander S.A.	143,645	2,479

Bankinter S.A.	4,811	52

Cintra Concesiones de Infraestructuras de Transporte S.A.	3,510	38

Criteria Caixacorp S.A.	14,796	76

EDP Renovaveis S.A. *	3,664	36

Enagas	3,246	70

Fomento de Construcciones y Contratas S.A.	701	30

Gamesa Corp. Tecnologica S.A.	3,334	64

Gas Natural SDG S.A.	3,940	82

Gestevision Telecinco S.A.	1,709	19

Grifols S.A.	2,267	38

Grupo Ferrovial S.A.	951	42

Iberdrola Renovables S.A.	15,044	72

Iberdrola S.A.	64,743	617

Iberia Lineas Aereas de Espana S.A. *	8,139	24

Inditex S.A.	3,849	246

Indra Sistemas S.A.	1,753	42

Mapfre S.A.	12,191	54

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Spain – 4.7% continued

Red Electrica Corp. S.A.	1,908	$105

Repsol YPF S.A.	12,895	356

Sacyr Vallehermoso S.A .*	1,546	21

Telefonica S.A.	74,585	2,148
Zardoya Otis S.A.	2,469	52
		8,564

Sweden – 2.5%

Alfa Laval AB †	5,957	80

Assa Abloy AB, Class B	5,471	101

Atlas Copco AB, Class A	11,844	169

Atlas Copco AB, Class B	6,887	87

Electrolux AB, Class B *	4,201	104

Getinge AB, Class B †	3,537	72

Hennes & Mauritz AB, Class B	9,003	534

Holmen AB, Class B †	1,011	25

Husqvarna AB, Class B*	7,489	52

Investor AB, Class B	7,964	146

Lundin Petroleum AB *	4,156	35

Millicom International Cellular S.A. *	1,332	99

Nordea Bank AB	56,866	593

Sandvik AB	17,771	211

Scania AB, Class B	5,638	78

Securitas AB, Class B †	5,341	51

Skandinaviska Enskilda Banken AB, Class A *†	26,743	175

Skanska AB, Class B †	7,010	119

SKF AB, Class B	6,819	114

SSAB AB, Class A †	3,299	54

SSAB AB, Class B	1,407	21

Svenska Cellulosa AB, Class B	9,948	138

Svenska Handelsbanken AB, Class A	8,612	247

Swedbank AB, Class A *	10,754	104

Swedish Match AB	4,429	96

Tele2 AB, Class B	5,308	82

Telefonaktiebolaget LM Ericsson, Class B	52,556	509

TeliaSonera AB	39,506	281

Volvo AB, Class A	7,755	74
Volvo AB, Class B †	19,163	184
		4,635

Switzerland – 7.9%

ABB Ltd. (Registered) *	38,861	717

Actelion Ltd. (Registered) *	1,764	104

Adecco S.A. (Registered) †	2,169	109

Aryzta A.G. *	1,171	44

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Switzerland – 7.9% continued

Aryzta A.G. – Dublin	308	$12

Baloise Holding A.G.	879	74

BKW FMB Energie A.G.	223	18

Compagnie Financiere Richemont

S.A., Class A	9,206	300

Credit Suisse Group A.G. (Registered)	19,822	1,036

Geberit A.G. (Registered)	684	118

Givaudan S.A. (Registered)	135	107

Holcim Ltd. (Registered)*	4,317	314

Julius Baer Group Ltd.	3,640	121

Julius Baer Holding A.G. (Registered)	3,856	46

Kuehne & Nagel International

A.G. (Registered)	961	93

Lindt & Spruengli A.G.	15	34

Lindt & Spruengli A.G. (Registered) †	2	56

Logitech International S.A. (Registered)*†	3,073	51

Lonza Group A.G. (Registered)	802	62

Nestle S.A. (Registered)	61,067	2,889

Nobel Biocare Holding A.G. (Registered) †	2,198	66

Novartis A.G. (Registered)	37,178	2,064

Pargesa Holding S.A.	483	40

Roche Holding A.G. (Genusschein)	12,376	2,026

Schindler Holding A.G.	826	62

Schindler Holding A.G. (Registered)	364	27

SGS S.A. (Registered)	97	125

Sonova Holding A.G. (Registered)	818	98

STMicroelectronics N.V.	12,058	98

Straumann Holding A.G. (Registered) †	132	32

Swatch Group (The) A.G. (Bearer)	544	138

Swatch Group (The) A.G. (Registered)	741	36

Swiss Life Holding (Registered) *	514	64

Swiss Reinsurance Co. Ltd. (Registered)	6,082	292

Swisscom A.G. (Registered)	411	160

Syngenta A.G. (Registered)	1,667	443

Synthes, Inc.	1,051	138

UBS A.G. (Registered) *	62,669	982

Xstrata PLC*	33,560	600
Zurich Financial Services A.G.	2,593	562
		14,358

United Kingdom – 18.6%

3i Group PLC	17,068	76

Admiral Group PLC	3,338	58

Amec PLC	5,872	77

Anglo American PLC*	23,200	1,004

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

United Kingdom – 18.6% continued

Antofagasta PLC	6,941	$103

Associated British Foods PLC	6,247	83

AstraZeneca PLC	25,521	1,141

Autonomy Corp. PLC *	3,793	89

Aviva PLC	48,192	296

BAE Systems PLC	62,374	337

Balfour Beatty PLC	12,274	52

Barclays PLC	200,946	990

BG Group PLC	59,181	1,081

BHP Billiton PLC	38,839	1,198

BP PLC	330,074	3,137

British Airways PLC *	10,653	34

British American Tobacco PLC	35,161	1,071

British Land Co. PLC	15,105	111

British Sky Broadcasting Group PLC	20,042	175

BT Group PLC	136,488	315

Bunzl PLC	5,986	62

Burberry Group PLC	7,641	72

Cable & Wireless PLC	45,168	106

Cadbury PLC	24,054	320

Cairn Energy PLC *	2,424	123

Capita Group (The) PLC	10,965	129

Carnival PLC *	2,866	97

Carphone Warehouse Group PLC	6,713	21

Centrica PLC	90,190	378

Cobham PLC	20,243	75

Compass Group PLC	32,593	232

Diageo PLC	44,033	743

Drax Group PLC	6,770	46

Eurasian Natural Resources Corp.	4,569	65

FirstGroup PLC	8,641	56

Fresnillo PLC	3,318	46

G4S PLC	22,302	90

GlaxoSmithKline PLC	91,383	1,893

Hammerson PLC	12,248	81

Home Retail Group PLC	15,459	75

HSBC Holdings PLC	305,352	3,581

ICAP PLC	9,329	67

Imperial Tobacco Group PLC	17,904	522

Inmarsat PLC	7,692	81

Intercontinental Hotels Group PLC	4,367	61

International Power PLC	26,767	122

Invensys PLC	14,288	66

Investec PLC	7,656	54

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

United Kingdom – 18.6% continued

J. Sainsbury PLC	21,146	$112

Johnson Matthey PLC	3,779	93

Kazakhmys PLC *	3,759	77

Kingfisher PLC	41,591	163

Land Securities Group PLC	13,302	145

Legal & General Group PLC	103,079	132

Liberty International PLC	8,819	68

Lloyds Banking Group PLC *	287,033	265

London Stock Exchange Group PLC †	2,742	34

Lonmin PLC *	2,712	80

Man Group PLC	30,118	159

Marks & Spencer Group PLC	27,815	177

National Grid PLC	43,283	472

Next PLC	3,474	113

Old Mutual PLC *	92,818	174

Pearson PLC	14,237	194

Petrofac Ltd.	3,715	60

Prudential PLC	44,430	461

Randgold Resources Ltd.	1,580	134

Reckitt Benckiser Group PLC	10,683	546

Reed Elsevier PLC	21,296	159

Rexam PLC	15,470	71

Rio Tinto PLC	24,143	1,230

Rolls-Royce Group PLC *	32,714	257

Royal Bank of Scotland Group PLC *†	297,811	166

RSA Insurance Group PLC	59,973	115

SABMiller PLC	16,612	485

Sage Group (The) PLC	23,221	82

Schroders PLC	2,062	39

Scottish & Southern Energy PLC	16,190	298

Segro PLC	12,921	69

Serco Group PLC	8,621	73

Severn Trent PLC	4,185	72

Shire PLC	9,877	193

Smith & Nephew PLC	15,581	149

Smiths Group PLC	6,848	108

Standard Chartered PLC	35,399	870

Standard Life PLC	38,921	134

Tesco PLC	139,737	975

Thomas Cook Group PLC	15,521	54

Tomkins PLC	14,679	42

TUI Travel PLC	9,932	40

Tullow Oil PLC	14,132	289

Unilever PLC	22,590	665

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

United Kingdom – 18.6% continued

United Utilities Group PLC	11,953	$94

Vedanta Resources PLC †	2,395	92

Vodafone Group PLC	925,895	2,094

Whitbread PLC	2,966	63

WM Morrison Supermarkets PLC	37,339	169

Wolseley PLC *	4,997	96
WPP PLC	22,046	207
		33,801
Total Common Stocks
(Cost $180,655) (3)		175,909
PREFERRED STOCKS – 0.3%

Germany – 0.3%

Bayer Motoren Werknon VTG	891	29

Fresenius S.E.	1,425	95

Henkel A.G. & Co. KGaA	3,137	158

Porsche Automobil Holding S.E.	1,541	108

RWE A.G.	696	59
Volkswagen A.G.	1,854	158
		607
Total Preferred Stocks
(Cost $683) (3)		607
INVESTMENT COMPANIES – 5.4%
Northern Institutional Funds – Liquid Assets Portfolio (4) (5)	9,745,632	9,746
Total Investment Companies
(Cost $9,746)		9,746
RIGHTS – 0.1%

Belgium – 0.0%
Fortis *†	20,796	–

France – 0.0%
Pernod-Ricard S.A. *	16	–

Germany – 0.0%
K+S A.G. *	2,437	8

Netherlands – 0.0%
ING Groep N.V. *	32,182	85

Norway – 0.0%

DnB NOR ASA *†	2,862	8

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
RIGHTS – 0.1% continued

Spain – 0.0%
Mapfre S.A.*	12,191	$–

United Kingdom – 0.1%
Lloyds Banking Group PLC*	358,693	106
Total Rights
(Cost $ – ) (3)		207

	NUMBER
	OF	VALUE
	WARRANTS	(000S)
WARRANTS – 0.0%

Italy – 0.0%

Mediobanca S.p.A, Exp. 3/18/11, Strike 9.00 Euro*	4,950	$1

Japan – 0.0%

Dowa Mining Co. Ltd., Exp. 1/29/10, Strike 1.00 Yen*	2,000	1

Mauritius – 0.0%
Golden Agri-Resources Ltd., Exp. 7/23/12, Strike 0.54 Singapore Dollar*	2,970	–
Total Warrants
(Cost $ – )		2

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT- TERM INVESTMENTS – 2.0%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$3,558	$3,558
Total Short-Term Investments
(Cost $3,558)		3,558

Total Investments – 104.5%
(Cost $194,642)		190,029
Liabilities less Other Assets – (4.5)%		(8,109)
NET ASSETS – 100.0%		$181,920

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of the restricted illiquid security amounted to approximately $0 or 0.0% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Fortis (VVPR)	1/19/09	$–

(3)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated portfolio.
(5)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the International Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS/(LOSSES) (000S)
DJ Euro Stoxx (Euro)	41	$1,724	Long	12/09	$–
FTSE 100 Index (British Pound)	11	940	Long	12/09	14
Hang Seng Index (Hong Kong Dollar)	1	140	Long	12/09	(6)
SPI 200 (Australian Dollar)	6	645	Long	12/09	10
TOPIX Index (Japanese Yen)	6	583	Long	12/09	(25)

Total					$(7)

At November 30, 2009, the industry sectors (unaudited) for the International Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.5%
Consumer Staples	10.0
Energy	8.3
Financials	26.0
Health Care	8.4
Industrials	11.2
Information Technology	4.6
Materials	10.1
Telecommunication Services	6.0
Utilities	5.9

Total	100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

At November 30, 2009, the International Equity Index Portfolio’s investments were denominated in the following currencies (unaudited) :

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	33.7%
British Pound	21.5
Japanese Yen	20.6
Australian Dollar	8.4
Swiss Franc	7.7
All other currencies less than 5%	8.1

Total	100.0%

At November 30, 2009, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAINS/ (LOSSES) (000S)
U.S. Dollar	1,001	Australian Dollar	1,094	12/03/09	$–
U.S. Dollar	909	Swiss Franc	913	12/03/09	–
U.S. Dollar	103	Danish Krone	511	12/03/09	–
U.S. Dollar	4,055	Euro	2,701	12/03/09	–
U.S. Dollar	2,607	British Pound	1,589	12/03/09	6
U.S. Dollar	2,420	Japanese Yen	208,470	12/03/09	(8)
U.S. Dollar	121	Norwegian Krone	687	12/03/09	–
U.S. Dollar	10	New Zealand Dollar	14	12/03/09	–
U.S. Dollar	321	Swedish Krona	2,244	12/03/09	1
U.S. Dollar	171	Singapore Dollar	237	12/03/09	–
Australian Dollar	162	U.S. Dollar	140	12/16/09	(8)
Australian Dollar	317	U.S. Dollar	290	12/16/09	–
British Pound	269	U.S. Dollar	430	12/16/09	(12)
British Pound	369	U.S. Dollar	610	12/16/09	4
British Pound	320	U.S. Dollar	520	12/16/09	(6)
Euro	1,280	U.S. Dollar	1,890	12/16/09	(32)
Euro	517	U.S. Dollar	770	12/16/09	(6)
Euro	998	U.S. Dollar	1,490	12/16/09	(8)
Hong Kong Dollar	3,641	U.S. Dollar	470	12/16/09	–
Japanese Yen	24,326	U.S. Dollar	270	12/16/09	(11)
Japanese Yen	60,842	U.S. Dollar	670	12/16/09	(35)
Japanese Yen	47,085	U.S. Dollar	520	12/16/09	(25)
U.S. Dollar	610	Australian Dollar	681	12/16/09	13
U.S. Dollar	130	Australian Dollar	143	12/16/09	–
U.S. Dollar	128	British Pound	77	12/16/09	(2)
U.S. Dollar	990	British Pound	622	12/16/09	33
U.S. Dollar	360	British Pound	217	12/16/09	(3)
U.S. Dollar	530	British Pound	321	12/16/09	(2)
U.S. Dollar	1,750	Euro	1,184	12/16/09	28
U.S. Dollar	250	Euro	170	12/16/09	5

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAINS/ (LOSSES) (000S)
U.S. Dollar	2,130	Euro	1,452	12/16/09	52
U.S. Dollar	1,344	Euro	911	12/16/09	25
U.S. Dollar	366	Hong Kong Dollar	2,835	12/16/09	–
U.S. Dollar	1,460	Japanese Yen	131,633	12/16/09	63
U.S. Dollar	440	Japanese Yen	40,247	12/16/09	26

Total					$98

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and /or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$–	$16,393	$–	$16,393
Consumer Staples	–	17,564	–	17,564
Energy	–	14,699	–	14,699
Financials	82	45,739	–	45,821
Health Care	–	14,712	–	14,712
Industrials	–	19,696	–	19,696
Information Technology	–	8,117	–	8,117
Materials	–	17,875	–	17,875
Telecommunication Services	–	10,617	–	10,617
Utilities	–	10,415	–	10,415
Preferred Stocks	–	607(1)	–	607
Investment Companies	9,746	–	–	9,746
Rights	–	207(1)	–	207
Warrants
Financials	1	–	–	1
Materials	–	–	1	1
Short-Term Investments	–	3,558	–	3,558

Total Investments	$9,829	$180,199	$1	$190,029

Other Financial Instruments*	$(7)	$98	$–	$91

(1)	Classifications as defined in the Schedule of Investments.

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)		NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Rights

Financials	$2	$—		$(2)	$—	$—	$—
Warrants
Materials	—	—	1		—	—	1

Total	$2	$—	$(1)		$—	$—	$1

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO	NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 99.0%

Aerospace/Defense – 0.7%
BE Aerospace, Inc. *	1,003	$19

Auto Parts & Equipment – 0.9%
Cooper Tire & Rubber Co. †	1,355	24

Banks – 0.7%
Wintrust Financial Corp. †	728	19

Beverages – 0.5%
Central European Distribution Corp. *	523	15

Biotechnology – 4.4%

Affymax, Inc. *	1,042	21

Charles River Laboratories International, Inc. *†	569	19

Enzon Pharmaceuticals, Inc. *†	3,793	37

Incyte Corp. Ltd. *†	3,256	27
Regeneron Pharmaceuticals, Inc. *†	1,147	21
		125

Commercial Services – 10.5%

Dollar Financial Corp. *	1,998	49

Emergency Medical Services Corp., Class A *	756	36

Gartner, Inc. *†	1,933	37

HMS Holdings Corp. *†	378	17

Lincoln Educational Services Corp. *†	1,365	30

Monro Muffler Brake, Inc.	643	19

Monster Worldwide, Inc. *†	1,825	27

RSC Holdings, Inc. *†	3,328	21

Steiner Leisure Ltd. *†	687	27
TNS, Inc. *†	1,347	34
		297

Computers – 1.8%

Brocade Communications Systems, Inc. *	1,941	14

Micros Systems, Inc. *†	728	20
SRA International, Inc., Class A *	986	18
		52

Distribution/Wholesale – 2.8%

Beacon Roofing Supply, Inc. *†	1,548	24

LKQ Corp. *	2,240	39
Owens & Minor, Inc. †	401	15
		78

Diversified Financial Services – 3.7%

Lazard Ltd., Class A †	772	30

Portfolio Recovery Associates, Inc. *†	870	39

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 99.0% continued

Diversified Financial Services – 3.7% continued
Stifel Financial Corp. *†	645	$35
		104

Electrical Components & Equipment – 4.9%

EnerSys *†	1,567	36

GrafTech International Ltd. *	1,809	26

Harbin Electric, Inc. *†	1,794	36
Littelfuse, Inc. *†	1,530	40
		138

Electronics – 5.0%

American Science & Engineering, Inc. †	422	29

Jabil Circuit, Inc.	2,433	33

OSI Systems, Inc. *†	2,311	47
Plexus Corp. *	1,183	32
		141

Engineering & Construction – 0.8%
MYR Group, Inc. *†	1,430	22

Entertainment – 2.4%

Bally Technologies, Inc. *†	1,114	46
National CineMedia, Inc.	1,424	21
		67

Food – 1.2%
TreeHouse Foods, Inc. *†	939	33

Healthcare – Products – 6.6%

Bruker Corp. *	2,236	25

Cepheid, Inc. *†	1,554	19

Conceptus, Inc. *†	1,070	18

ICU Medical, Inc. *	343	11

Masimo Corp. *	830	22

NuVasive, Inc. *†	538	18

ResMed, Inc. *†	438	22

SonoSite, Inc. *	820	19

Techne Corp.	210	14
Zoll Medical Corp. *†	820	20
		188

Healthcare – Services – 4.5%

Alliance HealthCare Services, Inc. *†	2,471	14

Genoptix, Inc. *	912	33

Mednax, Inc. *	529	30
RehabCare Group, Inc. *†	1,813	51
		128

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 99.0% continued

Home Builders – 0.8%
KB Home †	1,758	$24

Home Furnishings – 0.7%
Harman International Industries, Inc. †	509	19

Internet – 7.8%

AsiaInfo Holdings, Inc. *†	1,734	42

F5 Networks, Inc. *	524	25

GSI Commerce, Inc. *†	1,462	33

MercadoLibre, Inc. *†	545	27

Perfect World Co. Ltd. ADR *	534	23

Perficient, Inc. *†	4,040	34
TIBCO Software, Inc. *†	4,201	36
		220

Machinery – Construction & Mining – 1.5%
Bucyrus International, Inc. †	849	44

Machinery – Diversified – 1.7%

Altra Holdings, Inc. *	1,780	20
Gardner Denver, Inc.	764	29
		49

Mining – 1.1%
Horsehead Holding Corp. *†	2,808	31

Miscellaneous Manufacturing – 2.6%

AZZ, Inc. *†	747	25

Colfax Corp. *†	1,513	19
Hexcel Corp. *†	2,916	31
		75

Oil & Gas – 1.6%

Berry Petroleum Co., Class A †	693	19
Encore Acquisition Co. *†	569	26
		45

Oil & Gas Services – 2.3%

Cameron International Corp. *	734	28

Carbo Ceramics, Inc. †	377	22
Oil States International, Inc. *	430	16
		66

Packaging & Containers – 1.2%
Rock-Tenn Co., Class A	774	35

Pharmaceuticals – 4.6%

Allos Therapeutics, Inc. *†	3,894	25

Catalyst Health Solutions, Inc. *†	1,157	39

Medicis Pharmaceutical Corp., Class A †	835	20

Medivation, Inc. *†	742	23

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 99.0% continued

Pharmaceuticals – 4.6% continued
Nektar Therapeutics *†	2,701	$24
		131

Retail – 9.6%

Asbury Automotive Group, Inc. *†	1,876	20

Big 5 Sporting Goods Corp.	2,101	34

Cheesecake Factory (The), Inc. *†	1,158	22

Collective Brands, Inc. *†	1,085	21

Cracker Barrel Old Country Store, Inc.	808	31

Finish Line (The), Inc., Class A	2,389	21

Guess?, Inc. †	1,072	40

hhgregg, Inc. *†	1,037	20

OfficeMax, Inc. *†	2,440	26
World Fuel Services Corp. †	739	39
		274

Semiconductors – 2.8%

Entegris, Inc. *†	10,151	42

Silicon Laboratories, Inc. *†	409	17
Teradyne, Inc. *†	2,128	19
		78

Software – 7.7%

Allscripts-Misys Healthcare Solutions, Inc. *†	805	15

athenahealth, Inc. *†	458	19

Blackboard, Inc. *†	693	29

Bottomline Technologies, Inc. *†	1,207	19

China TransInfo Technology Corp. *†	1,421	11

Informatica Corp. *†	1,238	28

Longtop Financial Technologies Ltd. ADR *†	731	26

Quality Systems, Inc. †	426	25

Sybase, Inc. *†	488	20
Taleo Corp., Class A *	1,261	26
		218

Telecommunications – 1.6%

Applied Signal Technology, Inc. †	1,049	20
CommScope, Inc. *†	985	25
		45
Total Common Stocks
(Cost $2,348)		2,804

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES – 51.7%
Northern Institutional Funds - Liquid Assets Portfolio (1) (2)	1,463,999	$1,464
Total Investment Companies
(Cost $1,464)		1,464

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS – 1.3%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$38	$38
Total Short-Term Investments
(Cost $38)		38

Total Investments – 152.0%
(Cost $3,850)		4,306
Liabilities less Other Assets – (52.0)%		(1,473)
NET ASSETS – 100.0%		$2,833

(1)	Investment in affiliated portfolio.
(2)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the industry sectors (unaudited) for the Small Company Growth Portfolio were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	17.3%
Consumer Staples	1.7
Energy	5.3
Financials	6.1
Health Care	25.0
Industrials	15.3
Information Technology	26.9
Materials	2.4

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Company Growth Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
INVESTMENTS	(000S)	(000S)	(000S)	(000S)
Common Stocks	$2,804 (1)	$–	$–	$2,804
Investment Companies	1,464	–	–	1,464
Short-Term Investments	–	38	–	38

Total Investments	$4,268	$38	$–	$4,306

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7%

Advertising – 0.1%

APAC Customer Services, Inc. *†	1,486	$8

Harte-Hanks, Inc. †	2,245	21

inVentiv Health, Inc. *	2,060	33
Marchex, Inc., Class B †	1,300	6
		68

Aerospace/Defense – 1.2%

AAR Corp. *	2,394	45

Aerovironment, Inc. *	823	24

Argon ST, Inc. *	845	15

Astronics Corp. *†	529	4

Cubic Corp.	963	33

Curtiss-Wright Corp.	2,763	79

Ducommun, Inc.	600	11

Esterline Technologies Corp. *	1,835	74

GenCorp, Inc. *†	3,176	25

HEICO Corp. †	1,415	53

Herley Industries, Inc. *	800	9

Kaman Corp.	1,533	35

LMI Aerospace, Inc. *	500	5

Moog, Inc., Class A *	2,772	73

National Presto Industries, Inc. †	297	28

Orbital Sciences Corp. *	3,526	44

Teledyne Technologies, Inc. *	2,233	75
Triumph Group, Inc.	1,024	49
		681

Agriculture – 0.4%

AgFeed Industries, Inc. *†	1,714	9

Alico, Inc. †	217	6

Alliance One International, Inc. *†	5,307	25

Andersons (The), Inc.	1,118	29

Cadiz, Inc. *†	700	9

Griffin Land & Nurseries, Inc.	200	6

Star Scientific, Inc. *†	4,200	2

Tejon Ranch Co. *†	642	17

Universal Corp. †	1,546	66
Vector Group Ltd. †	2,421	34
		203

Airlines – 0.8%

Airtran Holdings, Inc. *†	8,233	34

Alaska Air Group, Inc. *†	2,237	67

Allegiant Travel Co. *†	943	39

Hawaiian Holdings, Inc. *	3,199	20

JetBlue Airways Corp. *†	15,346	84

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Airlines – 0.8% continued

Republic Airways Holdings, Inc. *†	2,000	$14

Skywest, Inc.	3,454	51

UAL Corp. *†	10,222	79
US Airways Group, Inc. *†	9,660	36
		424

Apparel – 1.6%

American Apparel, Inc. *†	1,900	6

Carter’s, Inc. *	3,467	75

Cherokee, Inc. †	423	8

Columbia Sportswear Co. †	724	28

CROCS, Inc. *†	5,160	25

Deckers Outdoor Corp. *	813	75

G-III Apparel Group Ltd. *†	766	13

Iconix Brand Group, Inc. *†	4,327	49

Jones Apparel Group, Inc.	5,289	90

K-Swiss, Inc., Class A †	1,514	13

Maidenform Brands, Inc. *	1,194	17

Oxford Industries, Inc. †	798	17

Perry Ellis International, Inc. *	616	9

Quiksilver, Inc. *	7,923	14

Skechers U.S.A., Inc., Class A *	2,048	45

Steven Madden Ltd. *	969	35

Timberland (The) Co., Class A *	2,802	47

True Religion Apparel, Inc. *†	1,554	29

Under Armour, Inc., Class A *†	2,050	52

Unifi, Inc. *	2,900	9

Volcom, Inc. *†	1,111	17

Warnaco Group (The), Inc. *	2,799	114

Weyco Group, Inc.	404	9
Wolverine World Wide, Inc.	3,017	77
		873

Auto Manufacturers – 0.0%
Force Protection, Inc. *	4,281	22

Auto Parts & Equipment – 0.8%

American Axle & Manufacturing

Holdings, Inc. †	2,600	16

Amerigon, Inc. *†	1,200	8

ArvinMeritor, Inc. *†	4,556	37

ATC Technology Corp. *	1,168	26

China Automotive Systems, Inc. *†	876	17

Cooper Tire & Rubber Co.	3,612	65

Dana Holding Corp. *	8,525	62

Dorman Products, Inc. *	661	10

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Auto Parts & Equipment – 0.8% continued

Exide Technologies *	3,194	$24

Fuel Systems Solutions, Inc. *†	774	37

Miller Industries, Inc. *	561	6

Modine Manufacturing Co. *	2,864	30

Spartan Motors, Inc.	1,996	10

Standard Motor Products, Inc. *	902	8

Superior Industries International, Inc.	1,369	20

Tenneco, Inc. *	2,899	42

Titan International, Inc.	2,181	18
Wonder Auto Technology, Inc. *	862	10
		446

Banks – 5.7%

1st Source Corp.	855	12

Alliance Financial Corp. †	229	6

American National Bankshares, Inc. †	732	15

Ameris Bancorp †	800	5

Ames National Corp. †	400	8

Arrow Financial Corp.	544	14

Auburn National Bancorporation, Inc. †	372	7

Bancfirst Corp.	418	16

Banco Latinoamericano de Comercio Exterior S.A., Class E	1,600	22

Bancorp Rhode Island, Inc. †	643	16

Bancorp, Inc. *	2,280	13

Bank Mutual Corp.	2,759	19

Bank of Kentucky Financial Corp. †	165	3

Bank of Marin Bancorp	487	16

Bank of the Ozarks, Inc. †	818	22

Banner Corp. †	897	3

Bar Harbor Bankshares †	154	4

Boston Private Financial Holdings, Inc. †	4,026	19

Bridge Bancorp, Inc. †	357	8

Bryn Mawr Bank Corp. †	400	6

Camden National Corp. †	447	14

Capital City Bank Group, Inc. †	691	9

Cardinal Financial Corp.	1,600	14

Cass Information Systems, Inc. †	485	14

Cathay General Bancorp †	3,051	24

Center Bancorp, Inc. †	1,775	15

Centerstate Banks, Inc.	1,115	9

Central Pacific Financial Corp. *†	1,597	1

Century Bancorp, Inc., Class A	517	11

Chemical Financial Corp.	1,310	31

Citizens & Northern Corp.	500	4

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Banks – 5.7% continued

Citizens Holding Co. †	236	$5

Citizens Republic Bancorp, Inc. *	24,141	14

City Holding Co.	953	31

CNB Financial Corp. †	488	8

CoBiz Financial, Inc.	2,837	12

Columbia Banking System, Inc. †	1,687	25

Community Bank System, Inc.	2,031	38

Community Trust Bancorp, Inc.	895	21

CVB Financial Corp. †	5,137	40

Eagle Bancorp, Inc. *	1,476	14

East-West Bancorp, Inc. (1) †	5,543	81

Enterprise Bancorp, Inc. †	266	3

Enterprise Financial Services Corp. †	600	5

Farmers Capital Bank Corp. †	400	4

Financial Institutions, Inc.	636	7

First Bancorp †	858	11

First BanCorp Puerto Rico †	4,789	7

First Bancorp, Inc. †	500	8

First Busey Corp. †	1,517	5

First California Financial Group, Inc. *†	292	1

First Commonwealth Financial Corp.	5,254	22

First Community Bancshares, Inc.	1,248	14

First Financial Bancorp	3,089	41

First Financial Bankshares, Inc. †	1,280	66

First Financial Corp. †	698	20

First Financial Service Corp. †	218	2

First Merchants Corp.	1,238	7

First Midwest Bancorp, Inc.	3,353	35

First of Long Island (The) Corp.	304	7

First South Bancorp, Inc. †	426	4

FirstMerit Corp.	5,017	105

FNB Corp. †	6,932	45

German American Bancorp, Inc. †	630	11

Glacier Bancorp, Inc. †	3,774	49

Great Southern Bancorp, Inc. †	587	13

Guaranty Bancorp *	2,900	3

Hampton Roads Bankshares, Inc. †	1,054	2

Hancock Holding Co. †	1,730	72

Harleysville National Corp. †	2,541	15

Heartland Financial USA, Inc. †	763	10

Heritage Financial Corp.	1,397	18

Home Bancshares, Inc.	1,050	24

IBERIABANK Corp.	1,248	71

Independent Bank Corp.	1,241	25

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Banks – 5.7% continued

International Bancshares Corp. †	3,103	$52

Lakeland Bancorp, Inc. †	1,147	7

Lakeland Financial Corp.	943	16

MainSource Financial Group, Inc. †	1,156	6

MB Financial, Inc.	3,012	56

Merchants Bancshares, Inc.	263	6

Metro Bancorp, Inc. *†	300	3

Midsouth Bancorp, Inc. †	250	3

Nara Bancorp, Inc.	1,313	13

National Bankshares, Inc. †	396	10

National Penn Bancshares, Inc. †	7,581	42

NBT Bancorp, Inc.	2,110	43

Northrim BanCorp, Inc.	353	6

Norwood Financial Corp.	94	2

Ohio Valley Banc Corp. †	222	5

Old National Bancorp †	5,229	61

Old Point Financial Corp. †	91	1

Old Second Bancorp, Inc. †	730	4

Oriental Financial Group, Inc.	1,498	15

Orrstown Financial Services, Inc. †	295	10

Pacific Capital Bancorp N.A. †	2,649	3

Pacific Continental Corp. †	731	8

PacWest Bancorp †	1,531	28

Park National Corp. †	656	39

Peapack Gladstone Financial Corp. †	543	6

Penns Woods Bancorp, Inc. †	481	15

Peoples Bancorp, Inc.	609	6

Peoples Financial Corp.	195	3

Pinnacle Financial Partners, Inc. *†	1,998	24

Porter Bancorp, Inc.	131	2

Premierwest Bancorp †	1,155	2

PrivateBancorp, Inc.	2,140	21

Prosperity Bancshares, Inc. †	2,815	112

Renasant Corp. †	1,243	18

Republic Bancorp, Inc., Class A †	548	10

Republic First Bancorp, Inc. *†	377	1

S&T Bancorp, Inc. †	1,412	23

Sandy Spring Bancorp, Inc. †	974	9

Santander BanCorp *	271	3

SCBT Financial Corp.	772	20

Shore Bancshares, Inc. †	500	7

Sierra Bancorp †	464	3

Signature Bank *	2,438	76

Simmons First National Corp., Class A	826	21

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Banks – 5.7% continued

Smithtown Bancorp, Inc. †	854	$5

South Financial Group (The), Inc. †	9,700	6

Southside Bancshares, Inc.	773	16

Southwest Bancorp, Inc.	796	5

State Bancorp, Inc. †	800	6

StellarOne Corp. †	1,335	13

Sterling Bancorp	1,042	7

Sterling Bancshares, Inc.	5,078	26

Sterling Financial Corp. *†	3,022	2

Suffolk Bancorp †	597	16

Sun Bancorp, Inc. *†	891	3

Susquehanna Bancshares, Inc. †	5,329	31

SVB Financial Group *†	1,987	75

SY Bancorp, Inc. †	728	16

Texas Capital Bancshares, Inc. *	2,196	32

Tompkins Financial Corp.	487	19

Tower Bancorp, Inc.	444	9

TowneBank †	1,241	15

Trico Bancshares †	842	15

Trustco Bank Corp. †	4,526	28

Trustmark Corp. †	3,442	66

UMB Financial Corp.	1,978	78

Umpqua Holdings Corp.	5,213	61

Union Bankshares Corp.	1,425	17

United Bankshares, Inc. †	2,344	40

United Community Banks, Inc. *	5,022	19

United Security Bancshares	339	6

Univest Corp. of Pennsylvania	1,087	18

Washington Banking Co. †	517	5

Washington Trust Bancorp, Inc. †	1,106	16

Webster Financial Corp. †	4,092	52

WesBanco, Inc.	1,442	19

West Bancorporation †	1,000	5

Westamerica Bancorporation †	1,791	95

Western Alliance Bancorp *†	2,839	11

Wilber Corp. †	300	2

Wilshire Bancorp, Inc. †	1,100	8

Wintrust Financial Corp. †	1,483	39
Yadkin Valley Financial Corp. †	900	3
		3,127

Beverages – 0.2%

Boston Beer Co., Inc., Class A *	517	22

Coca-Cola Bottling Co. Consolidated	265	13

Diedrich Coffee, Inc. *†	167	5

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Beverages – 0.2% continued

Farmer Bros. Co. †	400	$7

Heckmann Corp. *	4,959	21

National Beverage Corp. *†	620	7
Peet’s Coffee & Tea, Inc. *†	718	23
		98

Biotechnology – 2.6%

Acorda Therapeutics, Inc. *	2,320	56

Affymax, Inc. *	815	17

Alnylam Pharmaceuticals, Inc. *†	2,206	37

AMAG Pharmaceuticals, Inc. *†	1,040	39

American Oriental Bioengineering, Inc. *†	3,814	15

Arena Pharmaceuticals, Inc. *†	5,622	20

Ariad Pharmaceuticals, Inc. *†	9,722	22

Arqule, Inc. *	2,450	9

ARYx Therapeutics, Inc. *†	1,206	3

BioCryst Pharmaceuticals, Inc. *†	1,359	11

Cambrex Corp. *	1,629	9

Cardium Therapeutics, Inc. *†	2,211	1

Celera Corp. *†	5,020	31

Cell Therapeutics, Inc. *†	32,527	34

Celldex Therapeutics, Inc. *†	1,511	7

Chelsea Therapeutics International, Inc. *†	1,383	3

China-Biotics, Inc. *	434	6

Clinical Data, Inc. *†	661	10

Cubist Pharmaceuticals, Inc. *	3,595	60

Curis, Inc. *†	3,633	10

Cytokinetics, Inc. *†	2,400	8

Discovery Laboratories, Inc. *†	6,982	5

Emergent Biosolutions, Inc. *	1,019	15

Enzo Biochem, Inc. *	1,919	10

Enzon Pharmaceuticals, Inc. *†	2,804	27

Exelixis, Inc. *†	6,534	45

Facet Biotech Corp. *†	1,450	24

Geron Corp. *†	5,456	28

GTx, Inc. *†	1,100	4

Halozyme Therapeutics, Inc. *†	4,545	25

Harvard Bioscience, Inc. *	1,375	5

Human Genome Sciences, Inc. *†	10,008	278

Idera Pharmaceuticals, Inc. *	1,200	6

Immunogen, Inc. *†	4,321	34

Immunomedics, Inc. *†	3,838	12

Incyte Corp. *†	5,324	44

Insmed, Inc. *	7,720	6

InterMune, Inc. *†	2,347	25

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Biotechnology – 2.6% continued

Lexicon Pharmaceuticals, Inc. *	4,500	$7

Ligand Pharmaceuticals, Inc., Class B *†	6,761	13

Martek Biosciences Corp. *	2,036	35

Maxygen, Inc. *†	1,482	8

Medicines (The) Co. *	3,239	25

Micromet, Inc. *†	3,445	24

Molecular Insight Pharmaceuticals, Inc. *†	1,000	3

Momenta Pharmaceuticals, Inc. *	2,102	21

Nanosphere, Inc. *	700	4

Novavax, Inc. *†	3,846	12

NPS Pharmaceuticals, Inc. *†	2,808	9

OncoGenex Pharmaceutical, Inc. *†	254	8

PDL BioPharma, Inc. †	7,352	48

Protalix BioTherapeutics, Inc. *†	2,027	20

Regeneron Pharmaceuticals, Inc. *†	3,934	72

Repligen Corp. *†	1,700	8

RTI Biologics, Inc. *	3,209	13

Sangamo BioSciences, Inc. *†	2,420	13

Seattle Genetics, Inc. *†	4,998	46

Sequenom, Inc. *†	3,780	16

StemCells, Inc. *†	6,064	6

SuperGen, Inc. *†	3,404	9

Vical, Inc. *	4,071	12
Zymogenetics, Inc. *†	2,113	13
		1,446

Building Materials – 0.8%

AAON, Inc. †	720	14

Apogee Enterprises, Inc. †	1,727	24

Broadwind Energy, Inc. *†	1,866	13

Builders FirstSource, Inc. *†	900	3

Comfort Systems USA, Inc.	2,392	27

Drew Industries, Inc. *	1,180	23

Gibraltar Industries, Inc.	1,540	23

Interline Brands, Inc. *	1,937	33

Louisiana-Pacific Corp. *†	7,683	48

LSI Industries, Inc.	1,038	8

NCI Building Systems, Inc. *†	5,517	10

Quanex Building Products Corp.	2,248	37

Simpson Manufacturing Co., Inc. †	2,381	59

Texas Industries, Inc. †	1,458	51

Trex Co., Inc. *†	910	16

U.S. Concrete, Inc. *†	2,000	1
Universal Forest Products, Inc.	1,178	42
		432

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Chemicals – 2.0%

A. Schulman Inc.	1,462	$24

Aceto Corp.	1,400	7

American Vanguard Corp.	1,152	8

Arch Chemicals, Inc.	1,541	41

Balchem Corp.	1,089	35

China Green Agriculture, Inc. *†	599	10

Ferro Corp.	2,493	16

H.B. Fuller Co.	3,094	63

Hawkins, Inc. †	503	11

ICO, Inc. *	1,500	6

Innophos Holdings, Inc.	1,070	27

Innospec, Inc.	1,360	12

Landec Corp. *	1,523	10

Minerals Technologies, Inc. †	1,233	65

NewMarket Corp.	620	65

Olin Corp.	4,835	81

OM Group, Inc. *	1,873	57

Omnova Solutions, Inc. *	2,566	17

PolyOne Corp. *	5,356	38

Quaker Chemical Corp.	630	12

Rockwood Holdings, Inc. *	3,175	71

Sensient Technologies Corp.	2,984	76

ShengdaTech, Inc. *†	1,700	11

Solutia, Inc. *	7,150	77

Spartech Corp.	1,770	19

Stepan Co.	434	27

Symyx Technologies, Inc. *	2,013	9

W.R. Grace & Co. *†	4,500	103

Westlake Chemical Corp. †	1,212	32

Zep, Inc.	1,278	23

Zoltek Cos., Inc. *†	1,725	16
		1,069

Coal – 0.2%

International Coal Group, Inc. *†	5,659	24

James River Coal Co. *	1,697	31

Patriot Coal Corp. *†	4,768	58

Westmoreland Coal Co. *	500	3
		116

Commercial Services – 5.7%

ABM Industries, Inc. †	2,856	53

Administaff, Inc.	1,297	29

Advance America Cash Advance

Centers, Inc.	2,708	17

Advisory Board (The) Co. *	958	25

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Commercial Services – 5.7%

Albany Molecular Research, Inc. *	1,369	$11

American Caresource Holdings, Inc. *	547	1

American Public Education, Inc. *†	1,115	36

AMN Healthcare Services, Inc. *	1,911	15

Arbitron, Inc. †	1,636	35

Asset Acceptance Capital Corp. *	868	5

Avis Budget Group, Inc. *†	6,312	62

Barrett Business Services, Inc. †	420	5

Bridgepoint Education, Inc. *†	869	14

Capella Education Co. *†	893	64

Cardtronics, Inc. *	800	9

CBIZ, Inc. *†	2,585	18

CDI Corp. †	664	8

Cenveo, Inc. *	3,786	29

Chemed Corp.	1,386	63

ChinaCast Education Corp. *†	1,800	13

Coinstar, Inc. *†	1,920	51

Consolidated Graphics, Inc. *	584	17

Corinthian Colleges, Inc. *†	4,893	72

Cornell Cos., Inc. *	643	14

Corporate Executive Board (The) Co. †	2,162	45

Corvel Corp. *	486	15

CoStar Group, Inc. *†	1,262	50

CPI Corp. †	289	3

CRA International, Inc. *	644	16

Cross Country Healthcare, Inc. *†	1,814	15

Deluxe Corp.	3,234	42

Diamond Management & Technology Consultants, Inc.	1,354	9

Dollar Financial Corp. *	1,484	36

Dollar Thrifty Automotive Group, Inc. *	1,327	24

DynCorp International, Inc., Class A *	1,532	21

Electro Rent Corp.	1,170	12

Emergency Medical Services Corp., Class A *	617	30

Euronet Worldwide, Inc. *	3,040	65

ExlService Holdings, Inc. *†	863	14

Forrester Research, Inc. *	927	23

Franklin Covey Co. *†	721	4

Gartner, Inc. *	3,669	69

Geo Group (The), Inc. *	3,187	63

Global Cash Access Holdings, Inc. *	2,496	19

Grand Canyon Education, Inc. *	983	19

Great Lakes Dredge & Dock Corp.	2,300	14

H&E Equipment Services, Inc. *	1,613	15

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Commercial Services – 5.7% continued

Hackett Group (The), Inc. *	2,300	$6

Healthcare Services Group, Inc.	2,672	53

Heartland Payment Systems, Inc.	2,232	24

Heidrick & Struggles International, Inc.	1,054	30

Hill International, Inc. *	1,425	9

HMS Holdings Corp. *†	1,585	70

Huron Consulting Group, Inc. *	1,317	30

ICF International, Inc. *	516	14

ICT Group, Inc. *	500	8

Information Services Group, Inc. *†	1,317	4

Jackson Hewitt Tax Service, Inc. †	1,791	7

K12, Inc. *†	1,454	26

Kelly Services, Inc., Class A *	1,554	16

Kendle International, Inc. *	928	14

Kenexa Corp. *	1,315	14

Kforce, Inc. *	1,800	23

Korn/Ferry International *	2,755	45

Landauer, Inc. †	557	32

Learning Tree International, Inc. *	500	5

Lincoln Educational Services Corp. *†	610	13

Live Nation, Inc. *	5,142	37

Mac-Gray Corp. *	665	5

MAXIMUS, Inc.	1,069	50

McGrath Rentcorp †	1,399	29

Medifast, Inc. *†	756	20

MedQuist, Inc. †	491	3

Midas, Inc. *	796	6

MoneyGram International, Inc. *	4,787	12

Monro Muffler Brake, Inc.	1,033	31

MPS Group, Inc. *	5,874	80

Multi-Color Corp.	650	7

National Research Corp. †	100	2

Navigant Consulting, Inc. *	3,066	41

Net 1 UEPS Technologies, Inc. *	1,863	35

Nobel Learning Communities, Inc. *†	202	2

Odyssey Marine Exploration, Inc. *†	2,900	4

On Assignment, Inc. *†	2,000	13

Parexel International Corp. *	3,530	42

PHH Corp. *†	3,419	47

Pre-Paid Legal Services, Inc. *†	435	17

Princeton Review, Inc. *†	797	3

Providence Service (The) Corp. *†	694	10

QC Holdings, Inc.	148	1

Rent-A-Center, Inc. *	4,053	72

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Commercial Services – 5.7% continued

Resources Connection, Inc. *	2,905	$56

Rewards Network, Inc. †	357	4

Riskmetrics Group, Inc. *	1,362	20

Rollins, Inc.	2,702	48

RSC Holdings, Inc. *†	2,923	19

Sotheby’s †	4,125	78

Spherion Corp. *	3,070	16

Standard Parking Corp. *	435	7

StarTek, Inc. *	678	5

Steiner Leisure Ltd. *	900	36

Stewart Enterprises, Inc., Class A †	4,789	22

SuccessFactors, Inc. *†	2,828	43

Team, Inc. *	1,100	18

TeleTech Holdings, Inc. *	2,012	39

Ticketmaster Entertainment, Inc. *	2,236	24

TNS, Inc. *	1,547	39

Transcend Services, Inc. *†	351	6

Tree.com, Inc. *	359	2

TrueBlue, Inc. *	2,574	31

United Rentals, Inc. *†	3,703	34

Universal Technical Institute, Inc. *	1,200	23

Valassis Communications, Inc. *	3,023	45

Viad Corp. †	1,200	22

Volt Information Sciences, Inc. *	684	6

Watson Wyatt Worldwide, Inc., Class A	2,600	107

Wright Express Corp. *	2,406	70
		3,121

Computers – 2.4%

3D Systems Corp. *†	1,000	11

3PAR, Inc. *†	1,703	18

Agilysys, Inc. †	1,012	8

CACI International, Inc., Class A *	1,832	85

CIBER, Inc. *	4,037	13

Cogo Group, Inc. *	1,477	8

Compellent Technologies, Inc. *	992	21

Computer Task Group, Inc. *	833	5

COMSYS IT Partners, Inc. *	900	8

Cray, Inc. *	2,030	14

Dynamics Research Corp. *	478	6

Echelon Corp. *†	1,922	21

Electronics for Imaging, Inc. *	2,939	35

eLoyalty Corp. *†	357	3

Henry (Jack) & Associates, Inc.	5,125	117

iGate Corp.	1,324	13

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Computers – 2.4% continued

Imation Corp.	1,700	$15

Immersion Corp. *	1,600	6

Insight Enterprises, Inc. *	2,814	29

Integral Systems, Inc. *	972	9

Isilon Systems, Inc. *	1,400	8

LivePerson, Inc. *	2,402	15

Manhattan Associates, Inc. *	1,394	33

Maxwell Technologies, Inc. *†	1,300	21

Mentor Graphics Corp. *	5,775	43

Mercury Computer Systems, Inc. *	1,341	14

MTS Systems Corp.	1,026	26

NCI, Inc., Class A *	400	10

Ness Technologies, Inc. *	2,200	11

Netezza Corp. *†	2,910	30

Netscout Systems, Inc. *	1,545	19

Palm, Inc. *†	10,213	111

PAR Technology Corp. *	439	2

Quantum Corp. *	11,796	29

Radiant Systems, Inc. *	1,600	16

Radisys Corp. *	1,376	13

Rimage Corp. *	533	9

Riverbed Technology, Inc. *†	3,437	70

Silicon Graphics International Corp. *†	1,700	10

Silicon Storage Technology, Inc. *	4,371	10

Smart Modular Technologies WWH, Inc. *	2,500	11

SRA International, Inc., Class A *	2,650	48

STEC, Inc. *†	1,518	19

Stratasys, Inc. *†	1,160	17

Super Micro Computer, Inc. *	1,368	13

SYKES Enterprises, Inc. *	2,162	53

Synaptics, Inc. *†	2,092	56

Syntel, Inc. †	801	30

Tier Technologies, Inc., Class B *†	1,006	8

Unisys Corp. *	2,588	83
Virtusa Corp. *	748	7
		1,290

Cosmetics/Personal Care – 0.3%

Bare Escentuals, Inc. *	4,185	54

Chattem, Inc. *†	1,192	78

Elizabeth Arden, Inc. *	1,410	21

Inter Parfums, Inc. †	750	9
Revlon, Inc., Class A *†	1,114	20
		182

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS –96.7% continued

Distribution/Wholesale – 1.2%

Beacon Roofing Supply, Inc. *†	2,770	$43

BlueLinx Holdings, Inc. *†	614	2

BMP Sunstone Corp. *†	1,896	8

Brightpoint, Inc. *	3,106	22

Chindex International, Inc. *	782	11

Core-Mark Holding Co., Inc. *†	570	17

FGX International Holdings Ltd. *†	854	14

Fossil, Inc. *†	2,882	89

Houston Wire & Cable Co. †	1,038	11

MWI Veterinary Supply, Inc. *	639	24

Owens & Minor, Inc.	2,545	99

Pool Corp. †	2,986	54

Rentrak Corp. *†	546	8

Scansource, Inc. *	1,796	42

School Specialty, Inc. *	1,162	26

Titan Machinery, Inc. *†	818	9

United Stationers, Inc. *	1,498	76
Watsco, Inc. †	1,597	80
		635

Diversified Financial Services – 1.9%

BGC Partners, Inc., Class A †	2,696	11

Broadpoint Gleacher Securities, Inc. *†	3,408	18

Calamos Asset Management, Inc., Class A	1,209	13

California First National Bancorp	77	1

Cityscape Financial Corp. (2) *	2,500	—

Cohen & Steers, Inc. †	1,075	21

CompuCredit Holdings Corp. *†	922	2

Credit Acceptance Corp. *†	375	13

Diamond Hill Investment Group, Inc. †	125	8

Doral Financial Corp. *†	400	1

Duff & Phelps Corp., Class A	1,002	17

E*TRADE Financial Corp. *†	90,863	149

Encore Capital Group, Inc. *†	800	14

Epoch Holding Corp.	723	7

Evercore Partners, Inc., Class A	600	19

FBR Capital Markets Corp. *	1,124	7

Financial Federal Corp.	1,542	42

First Marblehead (The) Corp. *†	3,800	8

GAMCO Investors, Inc., Class A †	442	20

GFI Group, Inc.	3,995	19

International Assets Holding Corp. *†	781	13

JMP Group, Inc.	835	8

KBW, Inc. *†	2,115	52

Knight Capital Group, Inc., Class A *	5,726	84

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Diversified Financial Services – 1.9% continued

LaBranche & Co., Inc. *†	3,265	$9

MarketAxess Holdings, Inc.	1,880	23

MF Global Ltd. *†	5,929	37

National Financial Partners Corp. *†	2,535	22

Nelnet, Inc., Class A	1,191	21

NewStar Financial, Inc. *	1,342	4

Ocwen Financial Corp. *	3,426	32

Oppenheimer Holdings, Inc., Class A	551	17

optionsXpress Holdings, Inc.	2,594	40

Penson Worldwide, Inc. *†	1,217	11

Piper Jaffray Cos. *	1,195	52

Portfolio Recovery Associates, Inc. *†	946	43

Pzena Investment Management, Inc., Class A *†	400	3

Sanders Morris Harris Group, Inc.	1,039	5

Stifel Financial Corp. *†	1,805	97

SWS Group, Inc.	1,424	18

Teton Advisors, Inc. †	8	–

Thomas Weisel Partners Group, Inc. *	1,197	5

TradeStation Group, Inc. *	1,965	14

US Global Investors, Inc., Class A †	700	9

Virtus Investment Partners, Inc. *†	366	6

Westwood Holdings Group, Inc.	331	11
World Acceptance Corp. *†	993	29
		1,055

Electric – 1.8%

Allete, Inc.	1,785	60

Avista Corp.	3,366	70

Black Hills Corp. †	2,396	57

Central Vermont Public Service Corp. †	674	13

CH Energy Group, Inc. †	939	38

Cleco Corp.	3,710	95

El Paso Electric Co. *	2,779	55

Empire District Electric (The) Co. †	2,128	39

EnerNOC, Inc. *†	910	24

IDACORP, Inc. †	2,897	86

MGE Energy, Inc. †	1,375	47

NorthWestern Corp.	2,220	57

Otter Tail Corp. †	2,185	50

Pike Electric Corp. *	1,000	9

PNM Resources, Inc.	5,334	59

PNM Resources, Inc. - Fractional Shares (2) *	50,000	–

Portland General Electric Co.	4,611	90

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Electric – 1.8% continued

UIL Holdings Corp.	1,816	$49

Unisource Energy Corp.	2,200	66

Unitil Corp. †	600	13
US Geothermal, Inc. *†	3,500	5
		982

Electrical Components & Equipment – 1.2%

Advanced Battery Technologies, Inc. *†	3,011	11

Advanced Energy Industries, Inc. *	1,956	21

American Superconductor Corp. *†	2,695	90

Belden, Inc.	2,946	65

China BAK Battery, Inc. *†	2,181	7

Encore Wire Corp. †	1,126	22

Ener1, Inc. *†	2,840	17

Energy Conversion Devices, Inc. *†	2,799	28

EnerSys *	2,473	56

Evergreen Solar, Inc. *†	11,512	16

Fushi Copperweld, Inc. *	920	8

GrafTech International Ltd. *	7,501	110

Graham Corp. †	585	11

Harbin Electric, Inc. *†	1,170	23

Insteel Industries, Inc.	1,000	11

Littelfuse, Inc. *†	1,343	35

Orion Energy Systems, Inc. *†	970	4

Powell Industries, Inc. *	483	17

Power-One, Inc. *†	4,446	16

PowerSecure International, Inc. *	900	8

SatCon Technology Corp. *†	8,152	16

SmartHeat, Inc. *†	1,079	14

Ultralife Corp. *	700	3

Universal Display Corp. *†	1,701	18

Valence Technology, Inc. *†	3,000	3
Vicor Corp. *†	1,094	9
		639

Electronics – 2.4%

American Science & Engineering, Inc.	560	39

Analogic Corp.	788	32

Badger Meter, Inc. †	909	32

Bel Fuse, Inc., Class B	657	12

Benchmark Electronics, Inc. *	4,099	74

Brady Corp., Class A	3,020	90

Checkpoint Systems, Inc. *	2,328	33

China Security & Surveillance Technology, Inc. *†	2,024	12

Cogent, Inc. *	2,640	23

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Electronics – 2.4% continued

Coherent, Inc. *	1,348	$34

CTS Corp.	1,956	18

Cymer, Inc. *	1,827	61

Daktronics, Inc. †	1,978	17

DDi Corp. *†	775	3

Dionex Corp. *†	1,090	76

Electro Scientific Industries, Inc. *†	1,615	16

FARO Technologies, Inc. *	1,000	20

FEI Co. *†	2,418	59

ICx Technologies, Inc. *†	700	3

II-VI, Inc. *	1,534	44

L-1 Identity Solutions, Inc. *	4,592	28

LaBarge, Inc. *	700	8

Measurement Specialties, Inc. *	900	8

MEMSIC, Inc. *†	829	3

Methode Electronics, Inc.	2,237	18

Microvision, Inc. *†	5,570	18

Multi-Fineline Electronix, Inc. *	577	14

Newport Corp. *	2,057	15

NVE Corp. *†	300	11

OSI Systems, Inc. *	908	19

Park Electrochemical Corp.	1,215	29

Plexus Corp. *	2,477	67

RAE Systems, Inc. *	2,247	2

Rofin-Sinar Technologies, Inc. *	1,778	40

Rogers Corp. *	970	27

Spectrum Control, Inc. *	718	6

SRS Labs, Inc. *	630	4

Stoneridge, Inc. *	900	6

Taser International, Inc. *†	3,674	16

Technitrol, Inc.	2,445	12

TTM Technologies, Inc. *	2,562	27

Varian, Inc. *	1,763	90

Watts Water Technologies, Inc., Class A	1,818	56

Woodward Governor Co.	3,741	87

X-Rite, Inc. *†	1,391	3
Zygo Corp. *†	800	5
		1,317

Energy – Alternate Sources – 0.2%

Ascent Solar Technologies, Inc. *†	906	4

Clean Energy Fuels Corp. *†	2,236	26

Comverge, Inc. *†	1,198	12

Evergreen Energy, Inc. *	7,026	2

FuelCell Energy, Inc. *†	4,052	13

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Energy – Alternate Sources – 0.2% continued

Green Plains Renewable Energy, Inc. *†	520	$6

Headwaters, Inc. *	4,252	20
Syntroleum Corp. *†	3,688	8
		91

Engineering & Construction – 0.8%

Argan, Inc. *†	415	5

Dycom Industries, Inc. *	2,400	19

EMCOR Group, Inc. *	4,002	95

ENGlobal Corp. *	1,201	4

Exponent, Inc. *†	803	22

Granite Construction, Inc. †	2,098	63

Insituform Technologies, Inc., Class A *†	2,385	49

Integrated Electrical Services, Inc. *	400	3

Layne Christensen Co. *	1,200	31

Michael Baker Corp. *	466	18

MYR Group, Inc. *	1,065	17

Orion Marine Group, Inc. *	1,607	30

Stanley, Inc. *†	713	19

Sterling Construction Co., Inc. *	769	13

Tutor Perini Corp. *	1,592	26
VSE Corp.	247	11
		425

Entertainment – 0.8%

Ascent Media Corp., Class A *	838	19

Bally Technologies, Inc. *	3,316	138

Bluegreen Corp. *†	800	2

Carmike Cinemas, Inc. *	632	4

Churchill Downs, Inc. †	593	20

Cinemark Holdings, Inc.	2,003	25

Dover Downs Gaming & Entertainment, Inc. †	817	4

Great Wolf Resorts, Inc. *†	1,490	3

Isle of Capri Casinos, Inc. *†	963	7

Lakes Entertainment, Inc. *	1,036	3

National CineMedia, Inc.	2,586	38

Pinnacle Entertainment, Inc. *	3,680	39

Reading International, Inc., Class A *†	951	4

Shuffle Master, Inc. *	3,194	26

Speedway Motorsports, Inc.	762	12

Vail Resorts, Inc. *†	1,802	70
Youbet.com, Inc. *†	1,732	5
		419

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Environmental Control – 0.7%

American Ecology Corp.	1,074	$17

Calgon Carbon Corp. *	3,348	47

Clean Harbors, Inc. *	1,332	71

Darling International, Inc. *	5,051	36

Energy Recovery, Inc. *†	1,971	11

EnergySolutions, Inc.	4,623	40

Fuel Tech, Inc. *†	1,085	9

Heritage-Crystal Clean, Inc. *†	113	1

Metalico, Inc. *†	1,581	7

Met-Pro Corp.	846	8

Mine Safety Appliances Co. †	1,654	41

Perma-Fix Environmental Services *	3,141	7

Tetra Tech, Inc. *	3,679	97
Waste Services, Inc. *	1,189	9
		401

Food – 1.8%

American Dairy, Inc. *†	673	17

American Italian Pasta Co., Class A *	1,285	41

Arden Group, Inc., Class A †	67	6

B&G Foods, Inc., Class A	2,501	21

Calavo Growers, Inc. †	600	10

Cal-Maine Foods, Inc. †	840	23

Chiquita Brands International, Inc. *†	2,739	47

Diamond Foods, Inc. †	1,015	31

Fresh Del Monte Produce, Inc. *	2,731	59

Great Atlantic & Pacific Tea Co. *†	2,001	22

Hain Celestial Group (The), Inc. *†	2,679	47

HQ Sustainable Maritime Industries, Inc. *	496	4

Imperial Sugar Co.	700	11

Ingles Markets, Inc., Class A †	739	12

J & J Snack Foods Corp.	843	30

Lancaster Colony Corp.	1,178	56

Lance, Inc.	1,711	42

Lifeway Foods, Inc. *†	300	3

M & F Worldwide Corp. *	668	22

Nash Finch Co.	795	26

Overhill Farms, Inc. *	899	5

Ruddick Corp. †	2,644	70

Sanderson Farms, Inc. †	1,246	50

Seaboard Corp.	21	31

Seneca Foods Corp., Class A *†	567	13

Smart Balance, Inc. *	3,743	20

Spartan Stores, Inc.	1,379	19

Tootsie Roll Industries, Inc. †	1,422	36

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Food – 1.8% continued

TreeHouse Foods, Inc. *†	1,935	$68

United Natural Foods, Inc. *	2,670	67

Village Super Market, Class A	400	12

Weis Markets, Inc. †	648	23

Winn-Dixie Stores, Inc. *†	3,337	36
Zhongpin, Inc. *†	1,227	17
		997

Forest Products & Paper – 0.7%

Boise, Inc. *	1,934	10

Buckeye Technologies, Inc. *	2,226	22

Clearwater Paper Corp. *	700	34

Deltic Timber Corp.	653	25

Domtar Corp. *†	2,591	146

Glatfelter	2,707	30

Kapstone Paper and Packaging Corp. *	1,187	9

Neenah Paper, Inc.	800	11

Orchids Paper Products Co. *†	274	5

Schweitzer-Mauduit International, Inc.	947	58
Wausau Paper Corp.	2,558	26
		376

Gas – 1.2%

Chesapeake Utilities Corp. †	531	17

Laclede Group (The), Inc.	1,371	43

New Jersey Resources Corp.	2,584	91

Nicor, Inc.	2,774	109

Northwest Natural Gas Co. †	1,629	70

Piedmont Natural Gas Co., Inc.	4,501	107

South Jersey Industries, Inc.	1,837	66

Southwest Gas Corp.	2,757	72
WGL Holdings, Inc. †	3,069	96
		671

Hand/Machine Tools – 0.4%

Baldor Electric Co. †	2,901	75

Franklin Electric Co., Inc.	1,421	39

K-Tron International, Inc. *	149	14
Regal-Beloit Corp.	2,191	104
		232

Healthcare – Products – 3.9%

Abaxis, Inc. *	1,352	30

ABIOMED, Inc. *†	1,961	17

Accuray, Inc. *†	2,350	12

Affymetrix, Inc. *†	4,352	21

Align Technology, Inc. *†	3,576	58

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Healthcare – Products – 3.9% continued

Alphatec Holdings, Inc. *†	1,600	$7

American Medical Systems Holdings, Inc. *†	4,584	81

Angiodynamics, Inc. *	1,452	23

Atrion Corp.	100	14

ATS Medical, Inc. *†	2,736	8

BioMimetic Therapeutics, Inc. *†	793	8

Bovie Medical Corp. *†	983	8

Bruker Corp. *	3,008	34

Cantel Medical Corp. *	734	13

Cardiac Science Corp. *	1,100	2

CardioNet, Inc. *†	1,466	7

Cardiovascular Systems, Inc. *†	499	3

Cepheid, Inc. *†	3,558	44

Conceptus, Inc. *	1,879	32

Conmed Corp. *	1,793	37

CryoLife, Inc. *	1,600	9

Cutera, Inc. *	756	7

Cyberonics, Inc. *†	1,687	30

Cynosure, Inc., Class A *†	500	5

Delcath Systems, Inc. *†	1,293	6

DexCom, Inc. *†	2,742	20

Electro-Optical Sciences, Inc. *†	1,029	11

Endologix, Inc. *†	3,767	16

EnteroMedics, Inc. *†	849	—

ev3, Inc. *	4,770	61

Exactech, Inc. *	465	7

Female Health (The) Co. *	882	5

Genomic Health, Inc. *†	879	17

Greatbatch, Inc. *	1,431	26

Haemonetics Corp. *	1,570	84

Hanger Orthopedic Group, Inc. *	1,576	21

Hansen Medical, Inc. *†	1,464	4

HeartWare International, Inc. *	277	9

Home Diagnostics, Inc. *†	631	4

ICU Medical, Inc. *	784	26

Immucor, Inc. *	4,381	81

Insulet Corp. *†	1,539	19

Integra LifeSciences Holdings Corp. *	1,169	38

Invacare Corp. †	1,835	46

IRIS International, Inc. *	1,100	12

Kensey Nash Corp. *	479	11

LCA-Vision, Inc. *	917	5

Luminex Corp. *†	2,543	35

MAKO Surgical Corp. *†	1,930	16

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Healthcare – Products – 3.9% continued

Masimo Corp. *†	3,102	$82

Medical Action Industries, Inc. *	800	10

Merge Healthcare, Inc. *	1,503	5

Meridian Bioscience, Inc. †	2,498	52

Merit Medical Systems, Inc. *	1,669	28

Micrus Endovascular Corp. *†	916	12

Natus Medical, Inc. *	1,663	22

NuVasive, Inc. *†	2,235	73

NxStage Medical, Inc. *†	1,471	10

OraSure Technologies, Inc. *	2,683	10

Orthofix International N.V. *	1,023	31

Orthovita, Inc. *†	4,096	15

Palomar Medical Technologies, Inc. *†	1,121	10

PSS World Medical, Inc. *†	3,642	70

Quidel Corp. *†	1,594	20

Rochester Medical Corp. *	575	6

Rockwell Medical Technologies, Inc. *†	810	5

Sirona Dental Systems, Inc. *	1,051	31

Somanetics Corp. *†	700	10

SonoSite, Inc. *	1,020	23

Spectranetics Corp. *	1,800	10

Stereotaxis, Inc. *†	1,697	6

STERIS Corp.	3,578	116

SurModics, Inc. *†	954	21

Symmetry Medical, Inc. *	2,127	17

Synovis Life Technologies, Inc. *†	700	9

Thoratec Corp. *	3,453	103

TomoTherapy, Inc. *†	2,676	9

TranS1, Inc. *†	700	2

Utah Medical Products, Inc. †	572	17

Vascular Solutions, Inc. *†	932	8

Vital Images, Inc. *	800	10

Volcano Corp. *†	2,964	44

West Pharmaceutical Services, Inc. †	2,006	77

Wright Medical Group, Inc. *†	2,337	42

Young Innovations, Inc.	308	7
Zoll Medical Corp. *	1,302	32
		2,145

Healthcare – Services – 2.2%

Air Methods Corp. *†	673	23

Alliance HealthCare Services, Inc *†	1,536	9

Allied Healthcare International, Inc. *	2,550	8

Almost Family, Inc. *†	449	16

Amedisys, Inc. *†	1,679	62

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Healthcare – Services – 2.2% continued

America Service Group, Inc. †	473	$7

American Dental Partners, Inc. *†	1,606	20

AMERIGROUP Corp. *†	3,231	77

Amsurg Corp. *	1,957	40

Assisted Living Concepts, Inc., Class A *†	600	14

Bio-Reference Labs, Inc. *	734	24

Capital Senior Living Corp. *	1,200	5

Centene Corp. *	2,643	50

Continucare Corp. *	1,617	5

Emeritus Corp. *†	1,178	18

Ensign Group (The), Inc.	635	9

Genoptix, Inc. *†	1,037	38

Gentiva Health Services, Inc. *	1,838	43

Healthsouth Corp. *	5,617	98

Healthspring, Inc. *	3,004	50

Healthways, Inc. *	2,075	36

IPC The Hospitalist Co., Inc. *	991	31

Kindred Healthcare, Inc. *	2,400	36

LHC Group, Inc. *†	940	29

Magellan Health Services, Inc. *	2,163	80

Medcath Corp. *†	900	7

Metropolitan Health Networks, Inc. *†	2,254	4

Molina Healthcare, Inc. *	822	17

National Healthcare Corp.	506	18

Nighthawk Radiology Holdings, Inc. *	1,200	6

NovaMed, Inc. *†	1,111	4

Odyssey HealthCare, Inc. *	1,951	28

Psychiatric Solutions, Inc. *†	3,465	77

RadNet, Inc. *†	1,658	4

RehabCare Group, Inc. *	1,135	32

Res-Care, Inc. *	1,497	19

Skilled Healthcare Group, Inc., Class A *	1,119	8

Sun Healthcare Group, Inc. *	2,692	23

Sunrise Senior Living, Inc. *†	2,640	8

Triple-S Management Corp., Class B *	1,219	20

U.S. Physical Therapy, Inc. *	700	10

Virtual Radiologic Corp. *†	400	5
WellCare Health Plans, Inc. *†	2,642	87
		1,205

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	1,400	16

Primoris Services Corp. †	1,263	10

Resource America, Inc., Class A	627	2

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Holding Companies – Diversified – 0.1% continued
Zapata Corp. *	471	$3
		31

Home Builders – 0.3%

Amrep Corp. *	100	1

Beazer Homes USA, Inc. *†	2,500	11

Brookfield Homes Corp. *†	521	3

Cavco Industries, Inc. *†	400	14

China Housing & Land Development, Inc. *†	1,500	7

Hovnanian Enterprises, Inc., Class A *†	3,254	13

M/I Homes, Inc. *	1,142	13

Meritage Homes Corp. *	1,921	34

Ryland Group, Inc. †	2,699	49

Skyline Corp. †	408	7

Standard-Pacific Corp. *	5,989	19
Winnebago Industries, Inc. *†	1,672	18
		189

Home Furnishings – 0.6%

American Woodmark Corp. †	638	12

Audiovox Corp., Class A *	937	7

DTS, Inc. *†	1,069	32

Ethan Allen Interiors, Inc. †	1,533	18

Furniture Brands International, Inc. *	2,500	11

Hooker Furniture Corp. †	619	8

Kimball International, Inc., Class B	1,872	15

La-Z-Boy, Inc. *	3,173	30

Sealy Corp. *†	2,644	7

Stanley Furniture Co., Inc. *	587	4

Tempur-Pedic International, Inc. *	4,601	99

TiVo, Inc. *†	6,543	65
Universal Electronics, Inc. *	791	17
		325

Household Products/Wares – 0.8%

ACCO Brands Corp. *	3,242	21

American Greetings Corp., Class A	2,400	50

Blyth, Inc. †	371	12

Central Garden and Pet Co., Class A *	3,813	32

CSS Industries, Inc.	432	8

Ennis, Inc. †	1,531	22

Helen of Troy Ltd. *	1,836	38

Oil-Dri Corp. †	271	4

Prestige Brands Holdings, Inc. *	1,994	14

Standard Register (The) Co. †	884	4

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Household Products/Wares – 0.8% continued

Tupperware Brands Corp.	3,812	$177
WD-40 Co.	978	31
		413

Insurance – 3.3%

Ambac Financial Group, Inc. *†	17,673	14

American Equity Investment Life Holding Co.	4,073	30

American Physicians Capital, Inc.	566	15

American Physicians Service Group, Inc.	357	8

American Safety Insurance Holdings Ltd. *	600	9

AMERISAFE, Inc. *	1,100	19

Amtrust Financial Services, Inc.	1,335	16

Argo Group International Holdings Ltd. *	2,024	59

Assured Guaranty Ltd. †	6,490	147

Baldwin & Lyons, Inc., Class B †	518	12

Citizens, Inc. *†	2,111	13

CNA Surety Corp. *	977	13

Conseco, Inc. *†	11,757	56

Crawford & Co., Class B *	1,339	5

Delphi Financial Group, Inc., Class A	2,883	63

Donegal Group, Inc., Class A	698	10

Eastern Insurance Holdings, Inc.	435	3

eHealth, Inc. *	1,524	20

EMC Insurance Group, Inc. †	332	7

Employers Holdings, Inc.	2,865	44

Enstar Group Ltd. *	411	30

FBL Financial Group, Inc., Class A †	703	12

First Acceptance Corp. *	1,105	2

First American Corp.	367	12

First Mercury Financial Corp.	829	11

Flagstone Reinsurance Holdings Ltd.	2,316	25

FPIC Insurance Group, Inc. *	434	15

Greenlight Capital Re Ltd., Class A *	1,700	41

Hallmark Financial Services, Inc. *	510	4

Harleysville Group, Inc.	774	24

Horace Mann Educators Corp.	2,329	28

Independence Holding Co.	334	2

Infinity Property & Casualty Corp.	927	37

Kansas City Life Insurance Co.	279	8

Life Partners Holdings, Inc. †	436	8

Maiden Holdings Ltd.	2,957	22

Max Capital Group Ltd.	3,035	66

Meadowbrook Insurance Group, Inc.	3,406	23

Mercer Insurance Group, Inc.	303	5

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Insurance – 3.3% continued

MGIC Investment Corp. *†	7,672	$31

Montpelier Re Holdings Ltd. †	5,466	92

National Interstate Corp.	334	6

National Western Life Insurance Co., Class A	142	24

Navigators Group, Inc. *	776	36

NYMAGIC, Inc.	300	5

Phoenix Companies (The), Inc. *†	6,855	17

Platinum Underwriters Holdings Ltd.	3,134	111

PMA Capital Corp., Class A *	1,824	12

PMI Group (The), Inc. †	4,500	8

Presidential Life Corp.	1,279	13

Primus Guaranty Ltd. *†	1,300	4

ProAssurance Corp. *	2,030	108

Radian Group, Inc. †	5,089	23

RLI Corp.	1,159	59

Safety Insurance Group, Inc.	833	30

SeaBright Insurance Holdings, Inc. *	1,269	14

Selective Insurance Group, Inc.	3,163	49

State Auto Financial Corp.	835	14

Stewart Information Services Corp. †	1,020	11

Tower Group, Inc.	2,483	61

United America Indemnity Ltd., Class A *	2,081	14

United Fire & Casualty Co.	1,352	23

Universal American Corp. *	1,702	18

Universal Insurance Holdings, Inc. †	729	4
Zenith National Insurance Corp.	2,296	66
		1,791

Internet – 3.2%

1-800-FLOWERS.COM, Inc., Class A *†	1,426	3

AboveNet, Inc. *	760	39

ActivIdentity Corp. *†	2,599	6

Art Technology Group, Inc. *	7,775	31

AsiaInfo Holdings, Inc. *†	1,798	44

Avocent Corp. *	2,906	73

Blue Coat Systems, Inc. *	2,518	67

Blue Nile, Inc. *†	778	43

Chordiant Software, Inc. *	1,751	5

Cogent Communications Group, Inc. *†	2,725	23

comScore, Inc. *	1,284	21

Constant Contact, Inc. *†	1,478	26

CyberSource Corp. *†	4,316	74

DealerTrack Holdings, Inc. *	2,309	39

Dice Holdings, Inc. *	963	5

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Internet – 3.2% continued

Digital River, Inc. *	2,338	$59

Drugstore.com, Inc. *†	5,096	15

Earthlink, Inc.	6,614	54

ePlus, Inc. *†	190	3

eResearch Technology, Inc. *	2,500	15

Global Sources Ltd. *	918	5

GSI Commerce, Inc. *	1,771	40

Health Grades, Inc. *	1,346	6

i2 Technologies, Inc. *†	948	17

Ibasis, Inc. *	2,000	6

Imergent, Inc.	431	3

Infospace, Inc. *	2,073	17

Internap Network Services Corp. *	2,990	11

Internet Brands, Inc., Class A *	1,609	11

Internet Capital Group, Inc. *	2,200	14

iPass, Inc. *†	2,840	3

j2 Global Communications, Inc. *	2,759	55

Keynote Systems, Inc.	800	9

Knot (The), Inc. *	1,781	17

Limelight Networks, Inc. *	1,920	7

Lionbridge Technologies, Inc. *	3,319	7

Liquidity Services, Inc. *	879	7

LoopNet, Inc. *†	1,281	13

MercadoLibre, Inc. *†	1,580	78

ModusLink Global Solutions, Inc. *†	2,727	22

Move, Inc. *†	9,222	14

NIC, Inc.	3,000	26

NutriSystem, Inc. †	1,894	47

Online Resources Corp. *	1,600	9

OpenTable, Inc. *†	195	5

Openwave Systems, Inc. *	4,901	12

Orbitz Worldwide, Inc. *†	2,300	14

Overstock.com, Inc. *†	925	14

PC-Tel, Inc. *	1,000	6

Perficient, Inc. *	1,800	15

Rackspace Hosting, Inc. *†	4,086	76

RealNetworks, Inc. *	4,900	16

S1 Corp. *	3,145	19

Saba Software, Inc. *†	1,415	6

Safeguard Scientifics, Inc. *†	1,183	11

Sapient Corp. *	5,506	41

Shutterfly, Inc. *	1,283	18

SonicWALL, Inc. *	3,206	25

Sourcefire, Inc. *	1,375	27

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Internet – 3.2% continued

Stamps.com, Inc. *	716	$6

Support.com, Inc. *†	2,600	6

TechTarget, Inc. *†	787	5

TeleCommunication Systems, Inc., Class A *	2,375	20

Terremark Worldwide, Inc. *†	4,327	26

TIBCO Software, Inc. *	10,872	93

Travelzoo, Inc. *†	310	4

United Online, Inc.	5,129	35

US Auto Parts Network, Inc. *†	524	2

ValueClick, Inc. *	5,464	52

VASCO Data Security International, Inc. *†	1,572	10

Vocus, Inc. *	1,025	17

Web.com Group, Inc. *	1,600	9

Websense, Inc. *	2,915	46
Zix Corp. *†	3,650	6
		1,731

Investment Companies – 0.9%

Allied Capital Corp. †	10,962	39

American Capital Ltd. *†	16,983	50

Ampal-American Israel Corp., Class A *†	1,300	4

Apollo Investment Corp. †	10,396	100

Ares Capital Corp.	5,951	69

BlackRock Kelso Capital Corp.	706	6

Capital Southwest Corp.	191	15

Fifth Street Finance Corp.	1,696	17

Gladstone Capital Corp. †	1,223	9

Gladstone Investment Corp.	1,200	5

Harris & Harris Group, Inc. *†	1,501	6

Hercules Technology Growth Capital, Inc. †	2,089	21

Kohlberg Capital Corp. †	1,100	5

Main Street Capital Corp. †	421	6

MCG Capital Corp. *	4,190	17

Medallion Financial Corp.	800	7

MVC Capital, Inc. †	1,400	15

NGP Capital Resources Co.	1,200	9

PennantPark Investment Corp. †	1,200	10

Prospect Capital Corp. †	3,758	41

TICC Capital Corp.	1,519	8
Triangle Capital Corp. †	1,436	18
		477

Iron/Steel – 0.0%

China Precision Steel, Inc. *†	1,770	4

General Steel Holdings, Inc. *†	878	4

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Iron/Steel – 0.0% continued

Sutor Technology Group Ltd. *†	500	$1
Universal Stainless & Alloy *	400	6
		15

Leisure Time – 0.5%

Ambassadors Group, Inc.	1,088	13

Brunswick Corp. †	5,576	56

Callaway Golf Co. †	3,999	29

Interval Leisure Group, Inc. *	2,360	27

Life Time Fitness, Inc. *†	2,501	57

Marine Products Corp.	562	3

Multimedia Games, Inc. *†	1,547	8

Polaris Industries, Inc. †	1,880	82

Town Sports International Holdings, Inc. *	1,098	2
Universal Travel Group *†	597	6
		283

Lodging – 0.3%

Ameristar Casinos, Inc. †	1,574	27

Gaylord Entertainment Co. *†	2,426	43

Marcus Corp.	1,177	15

Monarch Casino & Resort, Inc. *	591	5

Morgans Hotel Group Co. *†	1,400	5

Orient-Express Hotels Ltd., Class A *†	5,291	44
Red Lion Hotels Corp. *	729	3
		142

Machinery – Construction & Mining – 0.0%
Astec Industries, Inc. *†	1,116	28

Machinery – Diversified – 1.3%

Alamo Group, Inc. †	350	5

Albany International Corp., Class A	1,689	31

Altra Holdings, Inc. *	1,571	18

Applied Industrial Technologies, Inc.	2,672	55

Briggs & Stratton Corp. †	3,101	59

Cascade Corp.	562	13

Chart Industries, Inc. *	1,743	29

Cognex Corp.	2,444	40

Columbus McKinnon Corp. *	1,100	17

DXP Enterprises, Inc. *†	437	5

Flow International Corp. *	6,558	16

Gorman-Rupp (The) Co. †	837	21

Hurco Cos., Inc. *†	400	6

Intermec, Inc. *	4,122	51

Intevac, Inc. *†	1,284	16

iRobot Corp. *†	1,148	16

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Machinery – Diversified – 1.3% continued

Kadant, Inc. *	785	$11

Lindsay Corp. †	759	27

Middleby Corp. *†	1,003	45

NACCO Industries, Inc., Class A	338	17

Nordson Corp. †	2,054	110

Raser Technologies, Inc. *†	3,192	4

Robbins & Myers, Inc.	1,618	37

Sauer-Danfoss, Inc. †	717	6

Tecumseh Products Co., Class A *	1,090	12

Tennant Co.	1,107	30
Twin Disc, Inc.	500	5
		702

Media – 0.5%

Acacia Research – Acacia Technologies *†	1,888	14

Belo Corp., Class A	5,259	25

CKX, Inc. *†	3,468	19

Courier Corp.	571	7

Crown Media Holdings, Inc., Class A *†	700	1

DG FastChannel, Inc. *	1,540	41

Dolan Media Co. *	1,793	21

EW Scripps Co., Class A *†	1,567	10

Fisher Communications, Inc. *	375	6

Journal Communications, Inc., Class A	2,700	9

LIN TV Corp., Class A *	1,582	6

LodgeNet Interactive Corp. *†	1,166	5

Martha Stewart Living Omnimedia, Inc., Class A *†	1,502	7

Mediacom Communications Corp., Class A *	2,285	9

Outdoor Channel Holdings, Inc. *†	800	5

Playboy Enterprises, Inc., Class B *†	1,295	5

Primedia, Inc. †	1,157	4

Scholastic Corp.	1,392	35

Sinclair Broadcast Group, Inc., Class A	2,699	10

Value Line, Inc.	100	3
World Wrestling Entertainment, Inc., Class A †	1,278	21
		263

Metal Fabrication/Hardware – 0.9%

A.M. Castle & Co. †	978	13

Ampco-Pittsburgh Corp.	500	15

CIRCOR International, Inc.	1,048	25

Dynamic Materials Corp. †	795	15

Eastern (The) Co. †	336	5

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Metal Fabrication/Hardware – 0.9% continued

Furmanite Corp. *†	2,144	$7

Hawk Corp., Class A *	301	5

Haynes International, Inc.	714	19

Kaydon Corp. †	2,065	73

L.B. Foster Co., Class A *	600	16

Ladish Co., Inc. *	938	13

Lawson Products, Inc. †	220	3

Mueller Industries, Inc.	2,388	56

Mueller Water Products, Inc., Class A †	9,225	47

North American Galvanizing & Coating, Inc. *	713	4

Northwest Pipe Co. *	548	14

Olympic Steel, Inc.	564	16

Omega Flex, Inc. †	200	3

RBC Bearings, Inc. *	1,340	31

RTI International Metals, Inc. *	1,801	36

Sun Hydraulics, Corp. †	726	17
Worthington Industries, Inc.	3,702	43
		476

Mining – 0.9%

Allied Nevada Gold Corp. *†	3,638	47

AMCOL International Corp. †	1,457	40

Brush Engineered Materials, Inc. *	1,173	21

Century Aluminum Co. *†	2,807	27

Coeur d’Alene Mines Corp. *†	4,789	109

General Moly, Inc. *†	3,747	9

Hecla Mining Co. *†	14,477	96

Horsehead Holding Corp. *	2,598	29

Kaiser Aluminum Corp.	949	37

Paramount Gold and Silver Corp. *†	3,629	5

Stillwater Mining Co. *	2,537	24

U.S. Gold Corp. *†	4,673	13

United States Lime & Minerals, Inc. *†	100	3

Uranerz Energy Corp. *†	2,570	4

Uranium Energy Corp. *†	4,807	15
USEC, Inc. *†	6,893	25
		504

Miscellaneous Manufacturing – 2.0%

A.O. Smith Corp. †	1,354	57

Actuant Corp., Class A	4,354	71

Acuity Brands, Inc. †	2,647	85

American Railcar Industries, Inc.	500	5

Ameron International Corp.	570	33

AZZ, Inc. *†	751	25

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Miscellaneous Manufacturing – 2.0% continued

Barnes Group, Inc.	2,957	$46

Blount International, Inc. *†	2,281	22

Ceradyne, Inc. *	1,587	27

Chase Corp.	328	4

China Fire & Security Group, Inc. *†	800	10

CLARCOR, Inc.	3,111	99

Colfax Corp. *	1,385	17

Eastman Kodak Co. *†	16,923	69

EnPro Industries, Inc. *†	1,236	28

ESCO Technologies, Inc. *†	1,658	55

Federal Signal Corp.	2,898	17

Flanders Corp. *	900	4

FreightCar America, Inc. †	700	13

GP Strategies Corp. *	881	5

Griffon Corp. *	2,708	28

Hexcel Corp. *†	6,032	64

John Bean Technologies Corp.	1,639	28

Koppers Holdings, Inc.	1,257	36

LSB Industries, Inc. *	1,069	13

Matthews International Corp., Class A	1,875	65

Metabolix, Inc. *†	1,100	12

Movado Group, Inc. †	949	10

Myers Industries, Inc.	1,870	15

NL Industries, Inc. †	398	3

PMFG, Inc. *†	756	11

Polypore International, Inc. *	1,348	16

Portec Rail Products, Inc.	362	3

Raven Industries, Inc.	951	26

Smith & Wesson Holding Corp. *†	3,279	16

Standex International Corp.	719	13

Sturm Ruger & Co., Inc. †	1,189	13

Tredegar Corp.	1,758	25
Trimas Corp. *†	800	4
		1,093

Office Furnishings – 0.4%

Herman Miller, Inc.	3,405	52

HNI Corp. †	2,792	71

Interface, Inc., Class A	3,018	23

Knoll, Inc.	2,790	27
Steelcase, Inc., Class A	4,252	23
		196

Oil & Gas – 2.4%

Alon USA Energy, Inc. †	540	4

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Oil & Gas – 2.4% continued

Apco Oil and Gas International, Inc. †	532	$12

Approach Resources, Inc. *†	668	5

Arena Resources, Inc. *	2,338	96

Atlas Energy, Inc.	4,147	107

ATP Oil & Gas Corp. *†	2,242	36

Berry Petroleum Co., Class A †	2,624	72

Bill Barrett Corp. *†	2,358	67

BPZ Resource, Inc. *†	5,616	41

Brigham Exploration Co. *	5,127	53

Bronco Drilling Co., Inc. *	1,500	8

Carrizo Oil & Gas, Inc. *†	1,717	36

Cheniere Energy, Inc. *	3,200	6

Clayton Williams Energy, Inc. *†	352	10

Contango Oil & Gas Co. *	739	33

CREDO Petroleum Corp. *†	376	4

Cubic Energy, Inc. *†	1,396	2

CVR Energy, Inc. *	1,300	10

Delek US Holdings, Inc. †	800	5

Delta Petroleum Corp. *†	10,909	10

Endeavour International Corp. *	6,702	6

FX Energy, Inc. *†	2,475	6

Georesources, Inc. *	401	4

GMX Resources, Inc. *†	1,517	18

Goodrich Petroleum Corp. *†	1,505	33

Gran Tierra Energy, Inc. *†	12,564	72

Gulfport Energy Corp. *	1,500	14

Harvest Natural Resources, Inc. *†	1,887	11

Hercules Offshore, Inc. *	6,559	33

Isramco, Inc. *†	59	4

McMoRan Exploration Co. *†	4,609	33

Northern Oil And Gas, Inc. *†	1,663	15

Oilsands Quest, Inc. *†	17,117	21

Panhandle Oil & Gas, Inc., Class A	400	8

Parker Drilling Co. *	7,133	36

Penn Virginia Corp.	2,832	51

Petroleum Development Corp. *	1,390	25

Petroquest Energy, Inc. *	3,453	19

Pioneer Drilling Co. *	2,800	17

PrimeEnergy Corp. *	52	2

Rex Energy Corp. *†	1,490	13

Rosetta Resources, Inc. *	3,236	51

Stone Energy Corp. *	2,662	50

Sulphco, Inc. *†	3,400	3

Swift Energy Co. *	2,246	48

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Oil & Gas – 2.4% continued

Toreador Resources Corp. †	1,190	$10

Vaalco Energy, Inc. †	3,430	14

Vantage Drilling Co. *†	6,561	11

Venoco, Inc. *	1,129	13

W&T Offshore, Inc. †	2,106	22

Warren Resources, Inc. *†	3,261	8

Western Refining, Inc. *†	2,783	13
Zion Oil & Gas, Inc. *†	828	5
		1,306

Oil & Gas Services – 1.3%

Allis-Chalmers Energy, Inc. *†	3,478	11

Basic Energy Services, Inc. *	1,435	10

Bolt Technology Corp. *	500	6

Boots & Coots , Inc. *†	4,516	7

Cal Dive International, Inc. *	2,775	20

CARBO Ceramics, Inc. †	1,195	71

Complete Production Services, Inc. *†	3,596	38

Dawson Geophysical Co. *†	500	11

Dril-Quip, Inc. *	1,779	96

Geokinetics, Inc. *	300	3

Global Industries Ltd. *†	6,129	36

Gulf Island Fabrication, Inc.	696	15

Hornbeck Offshore Services, Inc. *†	1,412	32

ION Geophysical Corp. *	8,429	46

Key Energy Services, Inc. *	7,953	61

Lufkin Industries, Inc.	909	55

Matrix Service Co. *	1,559	13

Natural Gas Services Group, Inc. *	700	12

Newpark Resources, Inc. *	5,251	14

OYO Geospace Corp. *†	249	8

RPC, Inc. †	1,655	16

Superior Well Services, Inc. *†	952	12

T-3 Energy Services, Inc. *	735	18

Tetra Technologies, Inc. *	4,618	48

TGC Industries, Inc. *†	725	3

Union Drilling, Inc. *†	665	4
Willbros Group, Inc. *	2,427	38
		704

Packaging & Containers – 0.4%

AEP Industries, Inc. *	300	11

Bway Holding Co. *	437	7

Graphic Packaging Holding Co. *†	7,024	19

Rock-Tenn Co., Class A	2,348	106

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Packaging & Containers – 0.4% continued
Silgan Holdings, Inc.	1,640	$88
		231

Pharmaceuticals – 2.9%

Acura Pharmaceuticals, Inc. *†	500	2

Adolor Corp. *†	2,600	4

Akorn, Inc. *†	3,200	5

Alkermes, Inc. *†	6,091	55

Allos Therapeutics, Inc. *†	3,838	25

Amicus Therapeutics, Inc. *†	886	3

Ardea Biosciences, Inc. *†	841	11

Array Biopharma, Inc. *†	2,700	5

Auxilium Pharmaceuticals, Inc. *†	2,830	99

AVANIR Pharmaceuticals, Inc., Class A *†	3,560	6

AVI BioPharma, Inc. *†	8,390	12

Biodel, Inc. *†	874	3

BioDelivery Sciences International, Inc. *†	524	2

BioScrip, Inc. *†	2,479	19

Biospecifics Technologies Corp. *	201	6

Cadence Pharmaceuticals, Inc. *†	1,575	14

Caraco Pharmaceutical Laboratories Ltd. *†	697	3

Catalyst Health Solutions, Inc. *	2,246	76

China Sky One Medical, Inc. *†	655	11

Clarient, Inc. *	1,719	4

Cornerstone Therapeutics, Inc. *†	361	2

Cumberland Pharmaceuticals, Inc. *†	485	7

Cypress Bioscience, Inc. *	2,353	12

Cytori Therapeutics, Inc. *†	1,578	9

Depomed, Inc. *†	3,004	10

Durect Corp. *	4,869	11

Dyax Corp. *	5,707	21

Hemispherx Biopharma, Inc. *†	6,828	8

Hi-Tech Pharmacal Co., Inc. *†	447	8

Idenix Pharmaceuticals, Inc. *†	1,590	3

Impax Laboratories, Inc. *†	3,632	41

Infinity Pharmaceuticals, Inc. *†	1,013	6

Inspire Pharmaceuticals, Inc. *†	3,686	21

Isis Pharmaceuticals, Inc. *	5,775	62

ISTA Pharmaceuticals, Inc. *	1,947	8

Javelin Pharmaceuticals, Inc. *†	2,700	4

KV Pharmaceutical Co., Class A *†	2,177	7

Lannett Co., Inc. *†	561	3

Mannatech, Inc. †	900	3

MannKind Corp. *†	3,231	23

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS – 96.7% continued

Pharmaceuticals – 2.9% continued

MAP Pharmaceuticals, Inc. *†	500	$5

Matrixx Initiatives, Inc. *†	669	3

Medicis Pharmaceutical Corp., Class A	3,655	86

Medivation, Inc. *†	1,758	54

MiddleBrook Pharmaceuticals, Inc. *†	2,000	1

Myriad Pharmaceuticals, Inc. *	1,371	7

Nabi Biopharmaceuticals *†	2,993	15

Nektar Therapeutics *†	5,674	49

Neogen Corp. *†	800	26

Neurocrine Biosciences, Inc. *†	2,261	5

NeurogesX, Inc. *†	591	5

Nutraceutical International Corp. *	622	7

Obagi Medical Products, Inc. *	1,000	11

Omega Protein Corp. *	1,000	4

Onyx Pharmaceuticals, Inc. *	3,821	109

Opko Health, Inc. *†	2,600	5

Optimer Pharmaceuticals, Inc. *†	1,763	19

Orexigen Therapeutics, Inc. *†	2,131	14

Osiris Therapeutics, Inc. *†	987	7

OXiGENE, Inc. *†	1,533	2

Pain Therapeutics, Inc. *†	2,044	11

Par Pharmaceutical Cos., Inc. *	2,139	51

Pharmasset, Inc. *	1,200	24

PharMerica Corp. *	1,875	28

Poniard Pharmaceuticals, Inc. *†	1,338	3

Pozen, Inc. *	1,542	11

Progenics Pharmaceuticals, Inc. *	1,486	6

Questcor Pharmaceuticals, Inc. *	3,404	15

Repros Therapeutics, Inc. *†	524	–

Rigel Pharmaceuticals, Inc. *†	2,987	23

Salix Pharmaceuticals Ltd. *	3,046	69

Santarus, Inc. *	3,017	12

Savient Pharmaceuticals, Inc. *†	4,075	55

Schiff Nutrition International, Inc.†	604	4

Sciclone Pharmaceuticals, Inc. *	2,031	4

SIGA Technologies, Inc. *†	1,534	14

Spectrum Pharmaceuticals, Inc. *†	3,238	14

Sucampo Pharmaceuticals, Inc., Class A *	609	2

Synta Pharmaceuticals Corp. *†	1,000	4

Synutra International, Inc. *†	1,051	13

Theravance, Inc. *†	3,262	43

USANA Health Sciences, Inc. *†	372	12

Vanda Pharmaceuticals, Inc. *†	1,641	17

Viropharma, Inc. *†	4,752	36

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Pharmaceuticals – 2.9% continued

Vivus, Inc. *†	4,817	$39
XenoPort, Inc. *†	2,000	33
		1,611

Pipelines – 0.0%
Crosstex Energy, Inc. †	2,261	11

Real Estate – 0.2%

American Realty Investors, Inc. *†	112	1

Avatar Holdings, Inc. *	389	6

Consolidated-Tomoka Land Co. †	335	12

Forestar Group, Inc. *†	2,201	41

Hilltop Holdings, Inc. *	2,471	30

Transcontinental Realty Investors, Inc. *†	42	–
United Capital Corp. *†	100	2
		92

Real Estate Investment Trusts – 6.2%

Acadia Realty Trust	2,446	40

Agree Realty Corp. †	485	12

Alexander’s, Inc. *†	132	37

American Campus Communities, Inc.	3,213	87

American Capital Agency Corp.	804	21

Anthracite Capital, Inc. *†	3,667	1

Anworth Mortgage Asset Corp.	6,912	50

Ashford Hospitality Trust, Inc. *	3,916	16

Associated Estates Realty Corp.	800	8

BioMed Realty Trust, Inc.	6,247	86

CapLease, Inc.	2,773	12

Capstead Mortgage Corp.	3,904	56

Care Investment Trust, Inc.	800	7

CBL & Associates Properties, Inc. †	8,285	77

Cedar Shopping Centers, Inc.	2,200	13

Cogdell Spencer, Inc.	1,601	8

Colonial Properties Trust	4,057	44

Cousins Properties, Inc. †	4,381	32

Cypress Sharpridge Investments, Inc.	990	13

DCT Industrial Trust, Inc.	12,272	58

Developers Diversified Realty Corp. †	9,244	94

DiamondRock Hospitality Co. *	7,591	61

DuPont Fabros Technology, Inc. *	1,642	26

Dynex Capital, Inc. †	611	5

EastGroup Properties, Inc.	1,559	59

Education Realty Trust, Inc.	3,490	17

Entertainment Properties Trust †	2,207	70

Equity Lifestyle Properties, Inc. †	1,529	73

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Real Estate Investment Trusts – 6.2% continued

Equity One, Inc. †	2,078	$34

Extra Space Storage, Inc.	5,749	63

FelCor Lodging Trust, Inc.*	3,772	13

First Industrial Realty Trust, Inc. †	2,534	11

First Potomac Realty Trust	1,600	19

Franklin Street Properties Corp. †	4,005	45

Getty Realty Corp.	1,024	23

Gladstone Commercial Corp. †	486	7

Glimcher Realty Trust	3,708	11

Government Properties Income Trust	690	17

Gramercy Capital Corp. *†	2,619	7

Hatteras Financial Corp. †	2,226	68

Healthcare Realty Trust, Inc.	3,648	81

Hersha Hospitality Trust	2,652	7

Highwoods Properties, Inc.	4,335	133

Home Properties, Inc. †	2,023	91

Inland Real Estate Corp. †	4,340	34

Invesco Mortgage Capital, Inc.	529	11

Investors Real Estate Trust	4,562	40

iStar Financial, Inc. *†	6,137	15

Kilroy Realty Corp. †	2,592	78

Kite Realty Group Trust	2,671	8

LaSalle Hotel Properties †	4,016	75

Lexington Realty Trust †	5,608	27

LTC Properties, Inc.	1,441	37

Medical Properties Trust, Inc. †	4,952	48

MFA Financial, Inc.	16,818	127

Mid-America Apartment Communities, Inc.	1,728	80

Mission West Properties, Inc.	1,200	8

Monmouth Reit, Class A	1,100	8

National Health Investors, Inc.	1,603	53

National Retail Properties, Inc. †	4,886	98

NorthStar Realty Finance Corp. †	3,294	11

OMEGA Healthcare Investors, Inc.	5,053	91

Parkway Properties, Inc.	1,271	24

Pennsylvania Real Estate Investment Trust †	2,236	17

Pennymac Mortgage Investment Trust *	883	16

Post Properties, Inc.	2,964	55

Potlatch Corp. †	2,435	72

PS Business Parks, Inc.	1,074	51

RAIT Financial Trust *†	3,432	5

Ramco-Gershenson Properties Trust	1,558	14

Redwood Trust, Inc.	4,827	69

Resource Capital Corp. †	1,300	7

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Real Estate Investment Trusts – 6.2% continued

Saul Centers, Inc.	413	$13

Sovran Self Storage, Inc.	1,682	54

Starwood Property Trust, Inc.	2,432	47

Strategic Hotels & Resorts, Inc. *†	4,187	7

Sun Communities, Inc.	964	18

Sunstone Hotel Investors, Inc. *†	6,007	49

Tanger Factory Outlet Centers, Inc. †	2,422	95

UMH Properties, Inc. †	456	3

Universal Health Realty Income Trust †	664	20

Urstadt Biddle Properties, Inc., Class A †	1,217	17

U-Store-It Trust	4,780	31

Walter Investment Management Corp.	1,409	17

Washington Real Estate Investment Trust †	3,574	93
Winthrop Realty Trust	620	6
		3,362

Retail – 5.9%

99 Cents Only Stores *	2,884	35

AFC Enterprises, Inc. *	1,474	12

Allion Healthcare, Inc. *	1,138	7

America’s Car-Mart, Inc. *	600	15

AnnTaylor Stores Corp. *†	3,734	52

Asbury Automotive Group, Inc. *	1,981	21

Bebe Stores, Inc. †	1,528	8

Benihana, Inc., Class A *†	740	2

Big 5 Sporting Goods Corp.	1,291	21

BJ’s Restaurants, Inc. *†	1,221	21

Bob Evans Farms, Inc.	1,892	48

Books-A-Million, Inc.	376	3

Borders Group, Inc. *	3,058	4

Brown Shoe Co., Inc.	2,566	26

Buckle (The), Inc. †	1,573	43

Buffalo Wild Wings, Inc. *†	1,105	44

Build-A-Bear Workshop, Inc. *	900	4

Cabela’s, Inc. *†	2,457	30

California Pizza Kitchen, Inc. *	1,209	15

Caribou Coffee Co., Inc. *†	363	3

Carrols Restaurant Group, Inc. *	619	4

Casey’s General Stores, Inc.	3,108	95

Cash America International, Inc. †	1,801	58

Cato (The) Corp., Class A	1,712	33

CEC Entertainment, Inc. *	1,418	41

Charming Shoppes, Inc. *†	6,947	34

Cheesecake Factory (The), Inc. *†	3,709	70

Children’s Place Retail Stores (The), Inc. *	1,400	45

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Retail – 5.9% continued

Christopher & Banks Corp.	2,120	$12

Citi Trends, Inc. *	904	25

CKE Restaurants, Inc.	3,044	26

Coldwater Creek, Inc. *	3,519	15

Collective Brands, Inc. *†	4,010	78

Conn’s, Inc. *†	600	3

Cracker Barrel Old Country Store, Inc.	1,396	52

Denny’s Corp. *	5,685	13

Destination Maternity Corp. *	268	5

Dillard’s, Inc., Class A †	3,317	56

DineEquity, Inc. *†	1,067	23

Domino’s Pizza, Inc. *†	2,261	18

Dress Barn, Inc. *†	3,516	76

DSW, Inc., Class A *†	736	17

Einstein Noah Restaurant Group, Inc. *	300	3

Ezcorp, Inc., Class A *	2,788	41

Finish Line (The), Inc., Class A	2,608	23

First Cash Financial Services, Inc. *	1,421	27

Fred’s, Inc., Class A	2,471	24

Frisch’s Restaurants, Inc.	116	3

Fuqi International, Inc. *†	791	17

Gaiam, Inc., Class A *	1,000	7

Gander Mountain Co. *†	266	1

Genesco, Inc. *	1,363	36

Group 1 Automotive, Inc. *	1,514	38

Gymboree Corp. *	1,785	71

Haverty Furniture Cos., Inc. †	1,040	12

hhgregg, Inc. *†	700	14

Hibbett Sports, Inc. *†	1,759	33

HOT Topic, Inc. *†	2,722	16

HSN, Inc. *	2,444	44

J. Crew Group, Inc. *†	3,091	132

Jack in the Box, Inc. *	3,504	65

Jo-Ann Stores, Inc. *†	1,651	55

Jos. A. Bank Clothiers, Inc. *	1,129	46

Kenneth Cole Productions, Inc., Class A *	471	4

Kirkland’s, Inc. *	787	12

Krispy Kreme Doughnuts, Inc. *†	3,447	11

Landry’s Restaurants, Inc. *†	492	10

Lithia Motors, Inc., Class A *	979	7

Liz Claiborne, Inc. *†	5,866	24

Luby’s, Inc. *†	1,200	4

Lululemon Athletica, Inc. *†	2,542	67

Lumber Liquidators, Inc. *†	901	21

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Retail – 5.9% continued

McCormick & Schmick’s Seafood Restaurants, Inc. *†	854	$5

Men’s Wearhouse (The), Inc.	3,210	66

New York & Co., Inc. *	1,300	5

Nu Skin Enterprises, Inc., Class A	3,024	81

O’Charleys, Inc. *	1,036	7

OfficeMax, Inc. *†	4,756	50

P.F. Chang’s China Bistro, Inc. *†	1,475	48

Pacific Sunwear of California, Inc. *	4,087	14

Pantry (The), Inc. *	1,388	21

Papa John’s International, Inc. *	1,347	30

PC Connection, Inc. *	600	4

PC Mall, Inc. *	700	4

Pep Boys - Manny, Moe & Jack	2,993	24

PetMed Express, Inc. †	1,447	24

Pier 1 Imports, Inc. *	5,375	20

Pricesmart, Inc. †	943	18

Red Robin Gourmet Burgers, Inc. *†	962	15

Regis Corp. †	3,655	57

Retail Ventures, Inc. *	1,600	12

Rex Stores Corp. *†	500	7

Ruby Tuesday, Inc. *†	3,947	25

Rush Enterprises, Inc., Class A *†	1,950	21

Ruth’s Hospitality Group Inc. *	1,300	3

Saks, Inc. *†	7,280	45

Sally Beauty Holdings, Inc. *	5,839	41

Shoe Carnival, Inc. *	522	9

Sonic Automotive, Inc., Class A †	2,090	19

Sonic Corp. *	3,918	38

Sport Supply Group, Inc.	510	6

Stage Stores, Inc.	2,270	27

Steak n Shake (The) Co. *†	1,535	18

Stein Mart, Inc. *†	1,545	16

Steinway Musical Instruments *	372	5

Susser Holdings Corp. *	400	4

Syms Corp. *†	400	3

Systemax, Inc. †	600	9

Talbots, Inc. *†	1,518	10

Texas Roadhouse, Inc. *†	3,084	32

Tractor Supply Co. *†	2,205	103

Tuesday Morning Corp. *	1,930	4

Ulta Salon Cosmetics & Fragrance, Inc. *	1,637	27

West Marine, Inc. *	791	6

Wet Seal (The), Inc., Class A *	5,989	17

World Fuel Services Corp. †	1,802	96

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Retail – 5.9% continued

Zale Corp. *†	1,538	$7
Zumiez, Inc. *†	1,187	13
		3,197

Savings & Loans – 1.1%

Abington Bancorp, Inc.	1,340	9

Astoria Financial Corp.	5,088	53

BankFinancial Corp.	1,245	12

Beneficial Mutual Bancorp, Inc. *	1,908	18

Berkshire Hills Bancorp, Inc.	834	16

Brookline Bancorp, Inc.	3,665	35

Brooklyn Federal Bancorp, Inc.	200	2

Cape Bancorp, Inc. *†	651	5

Cheviot Financial Corp. †	109	1

Chicopee Bancorp, Inc. *	344	4

Clifton Savings Bancorp, Inc.	600	5

Danvers Bancorp, Inc.	1,000	13

Dime Community Bancshares	1,498	17

ESB Financial Corp. †	513	6

ESSA Bancorp, Inc.	900	11

First Defiance Financial Corp.	453	5

First Financial Holdings, Inc.	657	9

First Financial Northwest, Inc. †	1,200	8

Flagstar Bancorp, Inc. *†	4,573	3

Flushing Financial Corp.	1,806	20

Fox Chase Bancorp, Inc. *	400	4

Heritage Financial Group †	62	–

Home Bancorp, Inc. *†	502	6

Home Federal Bancorp, Inc.	960	12

Investors Bancorp, Inc. *	2,919	32

Kearny Financial Corp.	1,032	10

Kentucky First Federal Bancorp †	128	2

K-Fed Bancorp †	190	2

Legacy Bancorp, Inc.	396	4

Meridian Interstate Bancorp, Inc. *	600	5

NASB Financial, Inc. †	199	5

NewAlliance Bancshares, Inc. †	6,349	75

Northeast Community Bancorp, Inc. †	295	2

Northfield Bancorp, Inc. †	1,132	14

Northwest Bancorp, Inc. †	994	23

OceanFirst Financial Corp.	500	5

Oritani Financial Corp. †	665	9

Provident Financial Services, Inc.	3,695	39

Provident New York Bancorp	2,196	18

Prudential Bancorp, Inc. †	193	2

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Savings & Loans – 1.1% continued

Rockville Financial, Inc.	517	$5

Roma Financial Corp. †	441	5

Territorial Bancorp, Inc. *†	733	12

United Financial Bancorp, Inc.	1,857	24

ViewPoint Financial Group	662	9

Waterstone Financial, Inc. *†	409	1

Westfield Financial, Inc.	1,820	15
WSFS Financial Corp.	357	9
		601

Semiconductors – 2.9%

Actel Corp. *	1,545	18

Advanced Analogic Technologies, Inc. *	2,500	8

Amkor Technology, Inc. *†	6,714	37

Anadigics, Inc. *†	3,749	12

Applied Micro Circuits Corp. *	4,064	30

ATMI, Inc. *	1,936	30

Brooks Automation, Inc. *	3,839	28

Cabot Microelectronics Corp. *	1,483	45

Cavium Networks, Inc. *†	2,229	45

Ceva, Inc. *†	1,100	13

Cirrus Logic, Inc. *	3,874	21

Cohu, Inc.	1,369	16

Diodes, Inc. *	1,963	34

DSP Group, Inc. *	1,283	8

EMCORE Corp. *†	4,100	4

Emulex Corp. *	5,312	52

Entegris, Inc. *	7,801	33

Entropic Communications, Inc. *	3,101	9

Exar Corp. *	2,120	15

Formfactor, Inc. *†	3,104	53

GSI Technology, Inc. *	992	5

GT Solar International, Inc. *†	1,974	9

Hittite Microwave Corp. *	1,310	49

Intellon Corp. *	1,224	9

IXYS Corp. *	1,396	9

Kopin Corp. *†	3,991	17

Kulicke & Soffa Industries, Inc. *†	5,063	23

Lattice Semiconductor Corp. *	6,739	15

Micrel, Inc.	2,615	19

Microsemi Corp. *	5,170	79

Microtune, Inc. *†	2,977	5

MIPS Technologies, Inc. *	2,636	10

MKS Instruments, Inc. *	3,180	48

Monolithic Power Systems, Inc. *†	2,076	45

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Semiconductors – 2.9% continued

Netlogic Microsystems, Inc. *	1,110	$45

Omnivision Technologies, Inc. *	3,076	43

Pericom Semiconductor Corp. *	1,479	15

Photronics, Inc. *†	4,306	17

PLX Technology, Inc. *	1,957	6

Power Integrations, Inc.	1,474	50

Rubicon Technology, Inc. *†	800	14

Rudolph Technologies, Inc. *	1,752	11

Semitool, Inc. *	1,245	14

Semtech Corp. *	3,764	60

Sigma Designs, Inc. *†	1,637	19

Silicon Image, Inc. *†	4,385	10

Skyworks Solutions, Inc. *	10,254	126

Standard Microsystems Corp. *	1,359	26

Supertex, Inc. *	637	15

Techwell, Inc. *	906	11

Tessera Technologies, Inc. *	3,003	71

TriQuint Semiconductor, Inc. *	9,325	51

Ultratech, Inc. *	1,367	18

Veeco Instruments, Inc. *†	1,982	54

Virage Logic Corp. *	879	5

Volterra Semiconductor Corp. *	1,405	23

White Electronic Designs Corp. *	1,253	5
Zoran Corp. *	3,173	29
		1,591

Shipbuilding – 0.0%
Todd Shipyards Corp. †	319	5

Software – 4.5%

Accelrys, Inc. *†	1,500	8

ACI Worldwide, Inc. *	2,162	36

Actuate Corp. *	2,637	11

Acxiom Corp. *†	4,163	48

Advent Software, Inc. *†	941	36

American Reprographics Co. *	2,250	13

American Software, Inc., Class A	1,300	8

AMICAS, Inc. *†	1,986	9

ArcSight, Inc. *	1,136	26

Ariba, Inc. *	5,623	61

athenahealth, Inc. *†	2,074	87

Avid Technology, Inc. *	1,700	20

Blackbaud, Inc.	2,628	59

Blackboard, Inc. *†	1,946	81

Bottomline Technologies, Inc. *	1,472	24

Bowne & Co., Inc.	3,017	18

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Software – 4.5% continued

Callidus Software, Inc. *†	1,700	$5

China Information Security Technology, Inc. *	1,528	9

China TransInfo Technology Corp. *†	932	7

CommVault Systems, Inc. *	2,553	53

Computer Programs & Systems, Inc. †	605	28

Concur Technologies, Inc. *†	2,469	92

CSG Systems International, Inc. *	2,175	42

Deltek, Inc. *	863	7

DemandTec, Inc. *†	1,200	11

Digi International, Inc. *	1,500	12

DivX, Inc. *	1,889	10

Double-Take Software, Inc. *	1,000	9

Ebix, Inc. *†	423	22

Eclipsys Corp. *	3,611	66

Epicor Software Corp. *	2,961	22

EPIQ Systems, Inc. *†	2,015	26

Fair Isaac Corp. †	3,052	56

FalconStor Software, Inc. *	2,115	8

GSE Systems, Inc. *†	904	4

inContact, Inc. *†	1,512	3

infoGROUP, Inc. *	2,013	16

Informatica Corp. *	5,334	120

Innerworkings, Inc. *†	1,549	8

Innodata Isogen, Inc. *†	1,217	6

Interactive Intelligence, Inc. *	800	14

JDA Software Group, Inc. *	1,639	38

Lawson Software, Inc. *	8,984	59

Mantech International Corp., Class A *	1,344	58

MedAssets, Inc. *†	2,439	57

Medidata Solutions, Inc. *	435	7

MicroStrategy, Inc., Class A *	562	49

Monotype Imaging Holdings, Inc. *	1,264	10

NetSuite, Inc. *†	977	14

Omnicell, Inc. *	1,879	19

OpenTV Corp., Class A *	4,800	8

OPNET Technologies, Inc. †	700	7

Parametric Technology Corp. *	7,256	109

Pegasystems, Inc. †	928	27

Pervasive Software, Inc. *	843	4

Phase Forward, Inc. *	2,647	40

Phoenix Technologies Ltd. *†	1,600	4

Progress Software Corp. *	2,568	62

PROS Holdings, Inc. *	1,115	9

QAD, Inc.	675	4

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Software – 4.5% continued

Quality Systems, Inc. †	1,446	$86

Quest Software, Inc. *	3,703	62

Renaissance Learning, Inc. †	464	5

RightNow Technologies, Inc. *	1,358	19

Rosetta Stone, Inc. *†	392	7

Schawk, Inc.	896	10

Seachange International, Inc. *	1,877	10

Smith Micro Software, Inc. *	1,800	11

SolarWinds, Inc. *†	771	14

Solera Holdings, Inc.	4,242	148

Synchronoss Technologies, Inc. *	1,200	16

SYNNEX Corp. *†	1,187	34

Take-Two Interactive Software, Inc. *†	5,227	59

Taleo Corp., Class A *†	1,918	40

THQ, Inc. *	4,148	20

Trident Microsystems, Inc. *	3,400	6

Tyler Technologies, Inc. *†	1,945	39

Ultimate Software Group, Inc. *†	1,498	40

Unica Corp. *†	800	5
VeriFone Holdings, Inc. *	4,570	61
		2,478

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *†	2,183	33

Telecommunications – 4.3%

3Com Corp. *	24,046	177

Acme Packet, Inc. *	2,320	24

Adaptec, Inc. *	7,219	23

ADC Telecommunications, Inc. *†	5,912	36

ADTRAN, Inc.	3,394	72

Advanced Radio Telecom Corp. (2) *	10,900	–

Airvana, Inc. *	1,451	9

Alaska Communications Systems Group, Inc.	2,615	19

Anaren, Inc. *	849	12

Anixter International, Inc. *†	1,874	81

Applied Signal Technology, Inc.	811	16

Arris Group, Inc. *	7,703	77

Aruba Networks, Inc. *	3,614	29

Atheros Communications, Inc. *†	3,751	107

Atlantic Tele-Network, Inc.	555	26

BigBand Networks, Inc. *†	2,081	7

Black Box Corp.	1,078	30

Cbeyond, Inc. *†	1,433	18

Cincinnati Bell, Inc. *	13,179	39

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Telecommunications – 4.3% continued

Communications Systems, Inc. †	315	$4

Comtech Telecommunications Corp. *†	1,790	51

Consolidated Communications Holdings, Inc. †	1,368	21

CPI International, Inc. *	500	5

DigitalGlobe, Inc. *	920	21

EMS Technologies, Inc. *	900	12

Extreme Networks, Inc. *	4,955	11

General Communication, Inc., Class A *	2,619	16

GeoEye, Inc. *†	1,144	36

Global Crossing Ltd. *	1,718	19

Globecomm Systems, Inc. *	1,204	10

Harmonic, Inc. *	5,868	30

Harris Stratex Networks, Inc., Class A *	3,635	23

Hickory Tech Corp. †	720	6

Hughes Communications, Inc. *	521	13

Infinera Corp. *†	5,622	46

InterDigital, Inc. *†	2,770	66

Iowa Telecommunications Services, Inc. †	2,032	32

iPCS, Inc. *†	1,000	24

IPG Photonics Corp. *†	1,362	20

Ixia *	1,998	13

Knology, Inc. *	1,758	17

KVH Industries, Inc. *	789	10

LogMeIn, Inc. *	445	8

Loral Space & Communications, Inc. *	664	22

MasTec, Inc. *†	3,195	41

Netgear, Inc. *	2,116	42

Network Equipment Technologies, Inc. *†	1,666	6

Neutral Tandem, Inc. *†	2,008	46

Novatel Wireless, Inc. *†	1,882	16

NTELOS Holdings Corp.	2,096	35

Oplink Communications, Inc. *	1,204	21

Opnext, Inc. *†	1,425	3

PAETEC Holding Corp. *	7,335	27

Parkervision, Inc. *†	1,685	3

Plantronics, Inc.	3,065	71

Polycom, Inc. *†	5,155	111

Powerwave Technologies, Inc. *†	7,821	11

Preformed Line Products Co.	147	6

Premiere Global Services, Inc. *	3,725	28

RCN Corp. *	2,100	18

RF Micro Devices, Inc. *	16,556	71

SAVVIS, Inc. *†	2,200	28

Shenandoah Telecommunications Co.	1,407	24

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Telecommunications – 4.3% continued

ShoreTel, Inc. *†	2,630	$13

Sonus Networks, Inc. *	12,280	27

Starent Networks Corp. *	2,418	83

SureWest Communications *†	819	7

Switch & Data Facilities Co., Inc. *	1,205	22

Sycamore Networks, Inc. *	11,514	33

Symmetricom, Inc. *†	2,629	12

Syniverse Holdings, Inc. *	4,217	67

Tekelec *	4,186	60

USA Mobility, Inc.	1,329	13

UTStarcom, Inc. *†	6,664	11

Viasat, Inc. *†	1,600	49
Windstream Corp.	545	5
		2,348

Textiles – 0.1%

G&K Services, Inc., Class A	1,088	24
Unifirst Corp. of Massachusetts	870	38
		62

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. *	1,730	21

Leapfrog Enterprises, Inc. *†	1,800	6
RC2 Corp. *	1,706	23
		50

Transportation – 1.7%

Air Transport Services Group, Inc. *†	3,271	7

American Commercial Lines, Inc. *†	529	10

Arkansas Best Corp.	1,554	38

Atlas Air Worldwide Holdings, Inc. *	1,057	31

Bristow Group, Inc. *	1,785	61

CAI International, Inc. *†	500	5

Celadon Group, Inc. *	1,292	13

DHT Maritime, Inc. †	2,933	12

Dynamex, Inc. *	562	10

Eagle Bulk Shipping, Inc. *†	4,811	27

Forward Air Corp. †	1,781	40

Genco Shipping & Trading Ltd. *†	1,579	37

General Maritime Corp. †	3,006	21

Genesee & Wyoming, Inc., Class A *†	2,284	71

Golar LNG Ltd. †	2,000	25

Gulfmark Offshore, Inc. *	1,400	38

Heartland Express, Inc. †	3,123	46

Horizon Lines, Inc., Class A †	1,654	9

HUB Group, Inc., Class A *	2,320	61

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Transportation – 1.7% continued

International Shipholding Corp.	300	$10

Knight Transportation, Inc. †	3,527	60

Knightsbridge Tankers Ltd.	1,000	13

Marten Transport Ltd. *	960	16

Nordic American Tanker Shipping †	2,692	86

Old Dominion Freight Line, Inc. *	1,707	45

Pacer International, Inc. †	1,946	6

Patriot Transportation Holding, Inc. *	88	8

PHI, Inc. *	800	14

Saia, Inc. *	841	12

Ship Finance International Ltd. †	2,684	35

TBS International Ltd., Class A *†	850	7

Teekay Tankers Ltd., Class A †	697	6

Ultrapetrol Bahamas Ltd. *	1,300	6

Universal Truckload Services, Inc. †	300	5

USA Truck, Inc. *†	432	5

Werner Enterprises, Inc. †	2,606	49
YRC Worldwide, Inc. *†	3,754	4
		949

Trucking & Leasing – 0.2%

Aircastle Ltd.	2,795	25

AMERCO, Inc. *	529	27

Greenbrier Cos., Inc.	924	10

TAL International Group, Inc. †	877	12

Textainer Group Holdings Ltd. †	500	8
Willis Lease Finance Corp. *†	253	3
		85

Water – 0.4%

American States Water Co.	1,148	38

Artesian Resources Corp., Class A †	1,043	18

California Water Service Group †	1,217	45

Connecticut Water Service, Inc. †	500	11

Consolidated Water Co., Inc.	851	11

Middlesex Water Co. †	800	13

Pennichuck Corp. †	728	17

Pico Holdings, Inc. *	1,357	41

SJW Corp.	758	16

Southwest Water Co. †	1,410	8
York Water Co. †	637	9
		227
Total Common Stocks
(Cost $62,046)		52,790

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%
MEDIQ, Inc., Series A (2) *	135	$–
Total Preferred Stocks
(Cost $ – )		–

INVESTMENT COMPANIES – 38.5%

Kayne Anderson Energy Development Co.	600	8
Northern Institutional Funds - Liquid Assets Portfolio (3) (4)	21,006,144	21,006
Total Investment Companies
(Cost $21,020)		21,014

OTHER – 0.0%

Escrow DLB Oil & Gas (2) *	400	–
Escrow Position PetroCorp. (2) *	420	–
Total Other
(Cost $ – )		–

RIGHTS – 0.0%

CSF Holdings, Inc. (2) *	2,000	–
Winthrop Realty Trust *	177	–
Total Rights
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%

American Satellite Network (2) *	350	$–

Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	88	–
Lantronix, Inc., Exp. 2/9/11 *	152	–
Total Warrants
(Cost $ – )		–

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 3.4%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$1,745	$1,745
U.S. Treasury Bill, 0.11%, 5/6/10(5)	125	125
Total Short-Term Investments
(Cost $1,870)		1,870

Total Investments – 138.6%
(Cost $84,936)		75,674
Liabilities less Other Assets – (38.6)%		(21,088)
NET ASSETS–100.0%		$54,586

(1)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of the restricted illiquid security amounted to approximately $81,000 or 0.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)
East-West Bancorp, Inc.	6/30/99 -7/31/09	$174

(2)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(3)	Investment in affiliated portfolio.
(4)	Investment relates to cash collateral received from portfolio securities loaned.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the Small Company Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED LOSSES (000S)
E-Mini Russell 2000	30	1,738	Long	12/09	$(9)

At November 30, 2009, the industry sectors (unaudited) for the Small Company Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.7%
Consumer Staples	3.5
Energy	5.0
Financials	20.5
Health Care	14.2
Industrials	15.7
Information Technology	18.4
Materials	4.7
Telecommunication Services	1.0
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1–Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2–Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3–Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Company Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$52,790	(1)	$–	$–	$52,790

Investment Companies	21,014		–	–	21,014

Short-Term Investments	–		1,870	–	1,870

Total Investments	$73,804		$1,870	$–	$75,674

Other Financial Instruments*	$(9)		$–	$–	$(9)

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.5%

Aerospace/Defense – 2.6%

BE Aerospace, Inc. *	1,248	$24
Goodrich Corp. †	837	50
		74

Banks – 3.1%

Capital One Financial Corp.	504	19

City National Corp. †	865	34
Credicorp Ltd.	456	33
		86

Beverages – 3.4%

Central European Distribution Corp. *†	704	20

Coca-Cola Femsa S.A.B de CV ADR †	556	32
Hansen Natural Corp. *	1,219	42
		94

Biotechnology – 3.3%

Alexion Pharmaceuticals, Inc. *	662	30

Charles River Laboratories International, Inc. *†	620	20
Life Technologies Corp. *†	855	43
		93

Chemicals – 1.1%
FMC Corp.	576	32

Commercial Services – 2.6%

Monster Worldwide, Inc. *†	2,666	39
TNS, Inc. *†	1,303	33
		72

Computers – 6.1%

Brocade Communications Systems, Inc. *	4,795	34

Micros Systems, Inc. *†	1,051	29

NetApp, Inc. *†	1,660	51

SRA International, Inc., Class A *†	979	18
Western Digital Corp. *	1,009	37
		169

Distribution/Wholesale – 1.6%
LKQ Corp. *	2,627	46

Diversified Financial Services – 5.8%

IntercontinentalExchange, Inc. *	336	36

Invesco Ltd. †	2,011	45

Lazard Ltd., Class A †	965	37
Stifel Financial Corp. *†	827	44
		162

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.5% continued

Electrical Components & Equipment – 0.9%
GrafTech International Ltd. *	1,683	$25

Electronics – 2.4%

Jabil Circuit, Inc.	2,630	35
Waters Corp. *	532	31
		66

Engineering & Construction – 1.0%
Fluor Corp.	655	28

Entertainment – 1.6%
Bally Technologies, Inc. *†	1,056	44

Food – 2.0%

Cia Brasileira de Distribuicao Grupo Paode Acucar, Class A ADR †	238	15
TreeHouse Foods, Inc. *†	1,161	41
		56

Healthcare - Products – 5.5%

Henry Schein, Inc. *	566	28

Intuitive Surgical, Inc. *†	79	22

Inverness Medical Innovations, Inc. *†	1,063	45

NuVasive, Inc. *†	777	25
ResMed, Inc. *†	645	33
		153

Healthcare - Services – 2.5%

Mednax, Inc. *	541	30
Quest Diagnostics, Inc.	664	39
		69

Home Builders – 1.0%
KB Home †	2,035	28

Home Furnishings – 0.8%
Harman International Industries, Inc. †	595	22

Household Products/Wares – 0.7%
Tupperware Brands Corp. †	435	20

Internet – 4.6%

AsiaInfo Holdings, Inc. *†	1,668	41

F5 Networks, Inc. *†	527	25

McAfee, Inc. *	880	34
Perfect World Co. Ltd. ADR *	642	28
		128

Leisure Time – 1.3%
Royal Caribbean Cruises Ltd. *†	1,428	35

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.5% continued

Lodging – 1.3%
Marriott International, Inc., Class A †	1,377	$35

Machinery - Construction & Mining – 1.4%
Joy Global, Inc. †	721	39

Machinery - Diversified – 3.0%

Flowserve Corp.	253	25

Gardner Denver, Inc.	778	29
Roper Industries, Inc.	547	29
		83

Media – 1.7%
Discovery Communications, Inc., Class A *†	1,486	47

Mining – 1.1%
Teck Resources Ltd., Class B *†	901	31

Miscellaneous Manufacturing – 2.3%

Cooper Industries PLC, Class A †	881	37
Hexcel Corp. *†	2,626	28
		65

Oil & Gas – 2.7%

Concho Resources, Inc. *†	673	28

Newfield Exploration Co. *†	497	21
Noble Energy, Inc.	403	26
		75

Oil & Gas Services – 2.9%

Cameron International Corp. *	972	37

Oceaneering International, Inc. *	561	31
Oil States International, Inc. *†	394	14
		82

Packaging & Containers – 1.3%
Rock-Tenn Co., Class A †	786	36

Pharmaceuticals – 2.7%

Express Scripts, Inc. *	487	42
Mylan, Inc. *†	1,815	32
		74

Retail – 9.1%

Cheesecake Factory (The), Inc. *†	1,558	29

Dollar Tree, Inc. *†	601	29

Guess?, Inc. †	1,182	44

Nordstrom, Inc. †	1,342	45

Urban Outfitters, Inc. *	911	29

Williams-Sonoma, Inc.	1,555	32

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.5% continued

Retail – 9.1% continued
World Fuel Services Corp. †	847	$45
		253

Semiconductors – 4.5%

Marvell Technology Group Ltd. *	2,655	41

ON Semiconductor Corp. *†	4,863	38

Silicon Laboratories, Inc. *†	553	23
Teradyne, Inc. *†	2,800	25
		127

Software – 4.9%

Allscripts-Misys Healthcare Solutions, Inc. *†	907	17

Cerner Corp. *†	277	21

Longtop Financial Technologies Ltd. ADR *†	713	25

Quality Systems, Inc. †	329	20

Red Hat, Inc. *	1,093	29
Sybase, Inc. *†	576	23
		135

Telecommunications – 3.5%

CommScope, Inc. *†	1,400	35

Millicom International Cellular S.A. *†	368	28
NII Holdings, Inc. *†	1,221	36
		99

Transportation – 2.2%

CSX Corp.	681	32
J.B. Hunt Transport Services, Inc. †	943	30
		62
Total Common Stocks
(Cost $2,260)		2,745

INVESTMENT COMPANIES – 51.4%
Northern Institutional Funds - Liquid Assets Portfolio (1) (2)	1,432,167	1,432
Total Investment Companies
(Cost $1,432)		1,432

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO continued	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT- TERM INVESTMENTS – 1.6%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$43	$43
Total Short-Term Investments
(Cost $43)		43

Total Investments – 151.5%
(Cost $3,735)		4,220
Liabilities less Other Assets – (51.5)%		(1,434)
NET ASSETS – 100.0%		$2,786

(1)	Investment in affiliated portfolio.
(2)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the industry sectors (unaudited) for the Mid Cap Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	17.7%
Consumer Staples	5.5
Energy	7.3
Financials	9.1
Health Care	17.4
Industrials	15.1
Information Technology	22.0
Materials	3.6
Telecommunication Services	2.3

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Growth Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stock	$2,745	(1)	$–	$–	$2,745

Investment Companies	1,432		–	–	1,432

Short-Term Investments	–		43	–	43

Total Investments	$4,177		$43	$–	$4,220

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO	NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.8%

Aerospace/Defense – 3.9%

Boeing (The) Co.	13,670	$716

Rockwell Collins, Inc.	14,450	773
United Technologies Corp.	12,210	821
		2,310

Apparel – 2.0%
NIKE, Inc., Class B †	18,410	1,195

Auto Parts & Equipment – 0.9%
Johnson Controls, Inc.	19,155	518

Banks – 2.1%

Goldman Sachs Group (The), Inc.	3,710	629
JPMorgan Chase & Co.	15,360	653
		1,282

Beverages – 2.2%
PepsiCo, Inc.	21,060	1,310

Biotechnology – 3.2%

Amgen, Inc. *	10,270	579

Celgene Corp. *	9,375	520
Gilead Sciences, Inc. *	17,545	808
		1,907

Chemicals – 5.0%

Air Products & Chemicals, Inc.	8,680	720

Ecolab, Inc.	13,860	622

Monsanto Co.	9,640	778
Mosaic (The) Co.	15,900	866
		2,986

Coal – 0.5%
Peabody Energy Corp.	6,740	300

Commercial Services – 2.7%

Mastercard, Inc., Class A †	5,940	1,431
Western Union (The) Co.	8,629	159
		1,590

Computers – 12.4%

Accenture PLC, Class A †	14,630	600

Apple, Inc. *	14,190	2,837

Cognizant Technology Solutions Corp., Class A *	9,330	410

Hewlett-Packard Co.	23,290	1,142

International Business Machines Corp.	14,245	1,800
Research In Motion Ltd. *†	10,065	583
		7,372

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.8% continued

Cosmetics/Personal Care – 2.7%

Avon Products, Inc.	21,530	$738
Procter & Gamble (The) Co.	14,520	905
		1,643

Diversified Financial Services – 4.2%

BlackRock, Inc. †	4,440	1,008

Charles Schwab (The) Corp.	44,450	815
CME Group, Inc.	2,020	663
		2,486

Electric – 0.7%
FPL Group, Inc.	8,520	443

Engineering & Construction – 1.8%

ABB Ltd. ADR *	32,690	600
Jacobs Engineering Group, Inc. *	13,640	477
		1,077

Food – 0.8%
Sysco Corp.	16,790	454

Healthcare - Products – 6.6%

Alcon, Inc.	5,880	869

Baxter International, Inc.	9,360	511

Covidien PLC †	19,770	926

Intuitive Surgical, Inc. *†	2,515	706
Johnson & Johnson	14,820	931
		3,943

Healthcare - Services – 0.9%
UnitedHealth Group, Inc.	18,860	541

Internet – 6.4%

Amazon.com, Inc. *	8,920	1,212
Google, Inc., Class A *	4,480	2,612
		3,824

Iron/Steel – 0.8%
ArcelorMittal ADR †	12,410	487

Machinery – Diversified – 0.6%
Cummins, Inc. †	8,300	373

Media – 1.8%
Walt Disney (The) Co.	35,270	1,066

Mining – 3.1%

BHP Billiton Ltd. ADR †	14,070	1,059
Freeport-McMoRan Copper & Gold, Inc. *	9,550	791
		1,850

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.8% continued

Miscellaneous Manufacturing – 1.5%
Danaher Corp.	12,990	$921

Oil & Gas – 4.1%

Apache Corp.	9,487	904

Talisman Energy, Inc.†	35,730	624
Transocean Ltd.*	10,460	893
		2,421

Oil & Gas Services – 3.3%

National-Oilwell Varco, Inc.	19,690	847
Schlumberger Ltd.	17,310	1,106
		1,953

Pharmaceuticals – 2.7%

Abbott Laboratories	16,540	901
Teva Pharmaceutical Industries Ltd. ADR†	12,925	683
		1,584

Retail – 5.9%

Costco Wholesale Corp.	11,900	713

CVS Caremark Corp.	16,530	513

Kohl’s Corp.*	7,680	408

McDonald’s Corp.	15,225	963
Wal-Mart Stores, Inc.	16,780	915
		3,512

Software – 9.3%

Activision Blizzard, Inc.*	34,075	388

Adobe Systems, Inc.*†	31,140	1,092

Cerner Corp.*†	11,070	833

Microsoft Corp.	57,860	1,702
Oracle Corp.	69,060	1,525
		5,540

Telecommunications – 4.7%

Cisco Systems, Inc.*	79,355	1,857
QUALCOMM, Inc.	21,540	969
		2,826
Total Common Stocks
(Cost $49,622)		57,714

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 16.4%
Northern Institutional Funds - Liquid Assets Portfolio (1) (2)	9,777,553	$9,777
Total Investment Companies
(Cost $9,777)		9,777

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 2.9%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$1,724	$1,724
Total Short-Term Investments
(Cost $1,724)		1,724

Total Investments – 116.1%
(Cost $61,123)		69,215
Liabilities less Other Assets – (16.1)%		(9,604)
NET ASSETS – 100.0%		$59,611

(1)	Investment in affiliated portfolio.
(2)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the industry sectors (unaudited) for the Focused Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.3%
Consumer Staples	9.6
Energy	8.1
Financials	6.5
Health Care	15.3
Industrials	8.1
Information Technology	33.1
Materials	9.2
Utilities	0.8

Total	100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:
Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Focused Growth Portfolio’s investments which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$57,714	(1)	$–	$–	$57,714

Investment Companies	9,777		–	–	9,777

Short-Term Investments	–		1,724	–	1,724

Total Investments	$67,491		$1,724	$–	$69,215

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.5%

Aerospace/Defense – 3.5%

L-3 Communications Holdings, Inc.	1,136	$89

Raytheon Co.	1,897	98

Rolls-Royce Group PLC ADR	2,872	112
United Technologies Corp.	1,742	117
		416

Agriculture – 1.8%
Philip Morris International, Inc.	4,382	211

Apparel – 2.3%

Coach, Inc.	4,224	147
Polo Ralph Lauren Corp.	1,675	128
		275

Banks – 10.1%

Bank of America Corp.	11,041	175

Citigroup, Inc.	24,361	100

Goldman Sachs Group (The), Inc.	918	156

JPMorgan Chase & Co.	6,195	263

Morgan Stanley †	4,111	130

State Street Corp.	2,858	118

SunTrust Banks, Inc. (1)†	5,063	120
Wells Fargo & Co.	4,883	137
		1,199

Beverages – 1.5%

Dr Pepper Snapple Group, Inc. *	3,750	98
Pepsi Bottling Group, Inc.	2,098	80
		178

Biotechnology – 0.8%
Amgen, Inc. *	1,597	90

Chemicals – 1.5%

Dow Chemical (The) Co. †	2,452	68
Potash Corp. of Saskatchewan, Inc.	973	109
		177

Computers – 8.3%

Apple, Inc. *	587	117

Brocade Communications Systems, Inc. *	14,808	105

Dell, Inc. *	4,161	59

EMC Corp. *	6,691	113

Hewlett-Packard Co.	4,979	244

International Business Machines Corp.	2,154	272
Micros Systems, Inc. *†	2,588	73
		983

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.5% continued

Cosmetics/Personal Care – 1.0%
Procter & Gamble (The) Co.	1,970	$123

Diversified Financial Services – 0.5%
Discover Financial Services	3,770	58

Electric – 2.7%

Entergy Corp.	1,168	92

FPL Group, Inc.	1,993	104
NRG Energy, Inc. *†	5,201	124
		320

Food – 3.7%

Cadbury PLC ADR	1,790	96

General Mills, Inc.	1,996	136

Kroger (The) Co.	3,842	87
Unilever PLC ADR	4,146	122
		441

Healthcare – Products – 3.5%

Covidien PLC †	4,042	189
Johnson & Johnson	3,538	223
		412

Healthcare – Services – 3.7%

CIGNA Corp.	3,582	115

Humana, Inc. *	1,933	80

Quest Diagnostics, Inc. †	1,545	90
Tenet Healthcare Corp. *†	32,404	147
		432

Home Builders – 1.2%
Pulte Homes, Inc. †	15,487	142

Insurance – 3.5%

ACE Ltd. *	1,861	91

Conseco, Inc. *†	20,256	97

Genworth Financial, Inc., Class A *†	9,389	101
Unum Group	6,327	120
		409

Internet – 1.4%
Google, Inc., Class A *	283	165

Machinery – Construction & Mining – 1.1%
Joy Global, Inc. †	2,396	128

Machinery – Diversified – 0.7%
Cummins, Inc.	1,833	82

Media – 1.8%

Time Warner, Inc. †	4,748	146

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.5% continued

Media – 1.8% continued
Walt Disney (The) Co.	2,351	$71
		217

Metal Fabrication/Hardware – 1.0%
Precision Castparts Corp.	1,158	120

Mining – 1.8%

Southern Copper Corp. †	1,374	48

Sterlite Industries India Ltd. ADR †	4,135	76
Vale S.A. ADR †	3,204	92
		216

Miscellaneous Manufacturing – 2.8%

Dover Corp.	2,399	98

General Electric Co. (1)	8,651	139
Parker Hannifin Corp.	1,750	94
		331

Oil & Gas – 12.2%

Chevron Corp.	3,771	294

ENSCO International, Inc. †	2,549	112

Exxon Mobil Corp.	4,945	371

Noble Corp.	3,587	148

Occidental Petroleum Corp.	3,175	257

Petroleo Brasileiro S.A. ADR	2,811	144
Talisman Energy, Inc. †	6,904	121
		1,447

Pharmaceuticals – 5.6%

Cephalon, Inc. *†	1,875	103

Forest Laboratories, Inc. *	4,096	126

Merck & Co., Inc.	6,213	225

Pfizer, Inc. †	6,651	121
Teva Pharmaceutical Industries Ltd. ADR †	1,732	91
		666

Real Estate Investment Trusts – 0.9%
Annaly Capital Management, Inc. †	5,496	101

Retail – 7.4%

Best Buy Co., Inc.	1,544	66

Gap (The), Inc.	6,703	144

McDonald’s Corp.	1,802	114

Nordstrom, Inc. †	2,703	90

TJX Cos., Inc.	4,232	162
Wal-Mart Stores, Inc.	5,589	305
		881

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.5% continued

Semiconductors – 3.5%

ASML Holding NV (New York Shares) †	4,694	$146

Intel Corp.	8,300	159
Texas Instruments, Inc.	4,162	105
		410

Software – 4.1%

Activision Blizzard, Inc. *	13,464	153
Microsoft Corp.	11,458	337
		490

Telecommunications – 4.8%

AT&T, Inc.	3,862	104

Cisco Systems, Inc. *	5,768	135

QUALCOMM, Inc.	2,052	92

Qwest Communications International, Inc. †	30,400	111
Verizon Communications, Inc.	3,833	121
		563

Transportation – 0.8%
Kansas City Southern *†	3,251	93
Total Common Stocks
(Cost $9,018)		11,776

INVESTMENT COMPANIES – 24.2%
Northern Institutional Funds - Liquid Assets Portfolio (2) (3)	2,862,832	2,863
Total Investment Companies
(Cost $2,863)		2,863

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.4%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$46	$46
Total Short-Term Investments
(Cost $46)		46

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO continued	NOVEMBER 30, 2009

	NUMBER OF CONTRACTS	VALUE (000S)
CALL OPTIONS – 0.0%

Lehman Brothers Holdings, Inc., Exp. Date 1/16/10, Strike Price $20.00	75	$–
Lehman Brothers Holdings, Inc., Exp. Date 1/16/10, Strike Price $22.50	118	–
Total Call Options
(Premium Paid $92)		–

Total Investments – 124.1%
(Cost $12,019)		14,685
Liabilities less Other Assets – (24.1)%		(2,855)
NET ASSETS – 100.0%		$11,830

(1)	A portion of each security’s holdings, 900 and 1,200 shares, respectively, is held to cover open written options contracts.
(2)	Investment in affiliated portfolio.
(3)	Investment relates to cash collateral received from portfolio securities loaned.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the industry sectors (unaudited) for the Diversified Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.3%
Consumer Staples	10.7
Energy	12.3
Financials	15.0
Health Care	13.6
Industrials	9.9
Information Technology	19.4
Materials	3.3
Telecommunication Services	2.8
Utilities	2.7

Total	100.0%

At November 30, 2009, the Diversified Growth Portfolio had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	UNREALIZED GAIN (LOSS) (000S)
General Electric Co. Exp. Date 12/19/09, Strike Price $17.00	(9)	$–
SunTrust Banks, Inc.
Exp. Date 12/19/09, Strike Price $26.00	(12)	–
Total Written Option Contracts

(Premiums Received $ – ) (1)		$–

(1)	Premiums received on written option contracts round to less than $1,000.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Diversified Growth Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$11,776(1)	$–	$–	$11,776

Investment Companies	2,863	–	–	2,863

Short-Term Investments	–	46	–	46

Total Investments	$14,639	$46	$–	$14,685

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO	NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6%

Advertising – 0.1%

Interpublic Group of Cos., Inc. *	23,231	$147
Omnicom Group, Inc.	14,556	535
		682

Aerospace/Defense – 2.2%

Boeing (The) Co.	34,050	1,785

General Dynamics Corp.	18,063	1,190

Goodrich Corp.	5,817	345

L-3 Communications Holdings, Inc.	5,457	428

Lockheed Martin Corp.	15,129	1,168

Northrop Grumman Corp.	14,904	817

Raytheon Co.	18,250	940

Rockwell Collins, Inc.	7,408	396
United Technologies Corp.	44,141	2,968
		10,037

Agriculture – 1.8%

Altria Group, Inc.	97,127	1,827

Archer-Daniels-Midland Co.	30,111	927

Lorillard, Inc.	7,755	604

Philip Morris International, Inc.	90,720	4,363
Reynolds American, Inc.	7,922	396
		8,117

Airlines – 0.1%
Southwest Airlines Co.	34,838	321

Apparel – 0.5%

Coach, Inc.	14,928	519

NIKE, Inc., Class B	18,256	1,185

Polo Ralph Lauren Corp.	2,723	209
VF Corp.	4,132	300
		2,213

Auto Manufacturers – 0.4%

Ford Motor Co. *†	151,096	1,343
PACCAR, Inc.†	17,084	634
		1,977

Auto Parts & Equipment – 0.2%

Goodyear Tire & Rubber (The) Co. *	11,023	151
Johnson Controls, Inc.	31,481	852
		1,003

Banks – 8.6%

Bank of America Corp.	405,835	6,433

Bank of New York Mellon (The) Corp.	56,505	1,505

BB&T Corp. †	32,060	798

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Banks – 8.6% continued

Capital One Financial Corp.	21,347	$819

Citigroup, Inc.	611,782	2,515

Comerica, Inc. †	7,158	204

Fifth Third Bancorp †	36,350	366

First Horizon National Corp. *	10,166	138

First Horizon National Corp. - Fractional Shares *	310,681	–

Goldman Sachs Group (The), Inc.	23,972	4,067

Huntington Bancshares, Inc.	33,718	129

JPMorgan Chase & Co.	184,466	7,838

KeyCorp	40,509	237

M&T Bank Corp. †	3,937	258

Marshall & Ilsley Corp.	22,821	131

Morgan Stanley	63,755	2,013

Northern Trust Corp. (1)	10,446	517

PNC Financial Services Group, Inc.	21,674	1,236

Regions Financial Corp.	56,582	332

State Street Corp.	23,197	958

SunTrust Banks, Inc.	23,493	555

U.S. Bancorp	89,803	2,167

Wells Fargo & Co.	219,166	6,145
Zions Bancorporation †	5,454	72
		39,433

Beverages – 2.7%

Brown-Forman Corp., Class B †	4,980	255

Coca-Cola (The) Co.	108,679	6,217

Coca-Cola Enterprises, Inc.	14,872	292

Constellation Brands, Inc., Class A *†	8,722	149

Dr Pepper Snapple Group, Inc. *	11,924	312

Molson Coors Brewing Co., Class B	7,149	323

Pepsi Bottling Group, Inc.	6,490	246
PepsiCo, Inc.	73,054	4,546
		12,340

Biotechnology – 1.7%

Amgen, Inc. *	47,647	2,685

Biogen Idec, Inc. *	13,576	637

Celgene Corp. *	21,524	1,194

Genzyme Corp. *	12,698	644

Gilead Sciences, Inc. *	42,435	1,954

Life Technologies Corp. *†	8,303	413
Millipore Corp. *	2,568	175
		7,702

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Building Materials – 0.1%
Masco Corp.	17,161	$233

Chemicals – 2.1%

Air Products & Chemicals, Inc.	9,864	818

Airgas, Inc.	3,740	173

CF Industries Holdings, Inc.	2,285	195

Dow Chemical (The) Co. †	53,646	1,490

E.I. du Pont de Nemours & Co.	42,391	1,466

Eastman Chemical Co.	3,317	199

Ecolab, Inc.	11,133	500

FMC Corp.	3,413	191

International Flavors & Fragrances, Inc.	3,596	147

Monsanto Co.	25,614	2,068

PPG Industries, Inc.	7,737	460

Praxair, Inc.	14,397	1,181

Sherwin-Williams (The) Co.	4,585	279
Sigma-Aldrich Corp. †	5,733	306
		9,473

Coal – 0.2%

Consol Energy, Inc.	8,474	389

Massey Energy Co. †	3,873	146
Peabody Energy Corp.	12,545	558
		1,093

Commercial Services – 1.2%

Apollo Group, Inc., Class A *	6,003	343

Automatic Data Processing, Inc. †	23,533	1,022

Convergys Corp. *	5,253	59

DeVry, Inc.	2,838	154

Equifax, Inc. †	5,887	169

H&R Block, Inc.	15,546	316

Iron Mountain, Inc. *†	8,506	204

Mastercard, Inc., Class A †	4,503	1,085

Monster Worldwide, Inc. *†	5,892	86

Moody’s Corp. †	8,886	206

Paychex, Inc. †	15,035	471

Quanta Services, Inc. *	9,907	186

R.R. Donnelley & Sons Co.	9,829	202

Robert Half International, Inc. †	6,814	152

Total System Services, Inc. †	9,111	157

Washington Post (The) Co., Class B	270	112
Western Union (The) Co.	32,908	607
		5,531

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Computers – 6.0%

Affiliated Computer Services, Inc., Class A *	4,616	$255

Apple, Inc. *	42,012	8,399

Cognizant Technology Solutions Corp., Class A *	13,749	604

Computer Sciences Corp. *	7,102	393

Dell, Inc. *	80,716	1,140

EMC Corp. *	94,832	1,596

Hewlett-Packard Co.	111,179	5,454

International Business Machines Corp.	61,466	7,766

Lexmark International, Inc., Class A *	3,283	83

NetApp, Inc. *	15,784	486

SanDisk Corp. *	10,481	207

Sun Microsystems, Inc. *	35,365	301

Teradata Corp. *	8,065	236
Western Digital Corp. *	10,540	388
		27,308

Cosmetics/Personal Care – 2.5%

Avon Products, Inc.	20,047	687

Colgate-Palmolive Co.	23,389	1,969

Estee Lauder (The) Cos., Inc., Class A	5,425	254
Procter & Gamble (The) Co.	136,889	8,535
		11,445

Distribution/Wholesale – 0.2%

Fastenal Co. †	6,026	224

Genuine Parts Co.	7,490	268
W.W. Grainger, Inc. †	2,937	287
		779

Diversified Financial Services – 1.8%

American Express Co.	55,801	2,334

Ameriprise Financial, Inc.	11,968	456

Charles Schwab (The) Corp.	44,662	819

CME Group, Inc.	3,116	1,023

Discover Financial Services	25,145	389

E*TRADE Financial Corp. *†	70,209	115

Federated Investors, Inc., Class B †	4,087	105

Franklin Resources, Inc. †	7,026	759

IntercontinentalExchange, Inc. *	3,351	358

Invesco Ltd. †	19,526	434

Janus Capital Group, Inc. †	8,527	112

Legg Mason, Inc.	7,655	217

Nasdaq OMX Group (The), Inc. *	6,421	120

NYSE Euronext	12,245	309

SLM Corp. *	21,935	241

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Diversified Financial Services – 1.8% continued
T.Rowe Price Group, Inc.	12,020	$588
		8,379

Electric – 3.2%

AES (The) Corp. *	31,331	399

Allegheny Energy, Inc.	8,033	177

Ameren Corp.	10,894	283

American Electric Power Co., Inc.	22,323	719

CMS Energy Corp. †	10,151	145

Consolidated Edison, Inc.	12,874	552

Constellation Energy Group, Inc.	9,420	300

Dominion Resources, Inc.	27,909	1,015

DTE Energy Co.	7,735	310

Duke Energy Corp.	60,777	1,014

Dynegy, Inc., Class A *	22,888	42

Edison International	15,235	519

Entergy Corp.	9,179	722

Exelon Corp.	30,912	1,489

FirstEnergy Corp.	14,283	615

FPL Group, Inc.	19,291	1,003

Integrys Energy Group, Inc. †	3,549	137

Northeast Utilities	7,939	191

Pepco Holdings, Inc. †	9,642	157

PG&E Corp.	17,364	735

Pinnacle West Capital Corp.	4,475	157

PPL Corp.	17,673	539

Progress Energy, Inc.	13,066	511

Public Service Enterprise Group, Inc.	23,728	744

SCANA Corp.	4,870	172

Southern Co.	37,312	1,197

TECO Energy, Inc. †	9,509	140

Wisconsin Energy Corp.	5,484	247
Xcel Energy, Inc.	21,335	434
		14,665

Electrical Components & Equipment – 0.3%

Emerson Electric Co.	35,262	1,460
Molex, Inc. †	6,310	118
		1,578

Electronics – 0.5%

Agilent Technologies, Inc. *	16,205	469

Amphenol Corp., Class A	8,055	332

FLIR Systems, Inc. *†	6,884	198

Jabil Circuit, Inc.	8,615	115

PerkinElmer, Inc.	5,646	106

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Electronics – 0.5% continued

Thermo Fisher Scientific, Inc. *	19,143	$904
Waters Corp. *	4,482	263
		2,387

Energy – Alternate Sources – 0.1%
First Solar, Inc. *†	2,266	270

Engineering & Construction – 0.1%

Fluor Corp.	8,460	359
Jacobs Engineering Group, Inc. *	5,833	204
		563

Entertainment – 0.1%
International Game Technology	13,930	263

Environmental Control – 0.3%

Republic Services, Inc.	15,065	425

Stericycle, Inc. *†	3,876	212
Waste Management, Inc.	23,018	756
		1,393

Food – 1.9%

Campbell Soup Co.	9,160	320

ConAgra Foods, Inc.	20,734	460

Dean Foods Co. *	8,586	137

General Mills, Inc.	15,252	1,037

H.J. Heinz Co. †	14,762	627

Hershey (The) Co.	7,769	275

Hormel Foods Corp.	3,244	122

JM Smucker (The) Co.	5,573	329

Kellogg Co. †	12,015	632

Kraft Foods, Inc., Class A	69,155	1,838

Kroger (The) Co.	30,598	696

McCormick & Co., Inc. †	5,987	214

Safeway, Inc.	19,574	440

Sara Lee Corp.	32,643	396

SUPERVALU, Inc.	9,725	134

Sysco Corp.	27,719	750

Tyson Foods, Inc., Class A	14,005	168
Whole Foods Market, Inc. *†	6,475	166
		8,741

Forest Products & Paper – 0.3%

International Paper Co.	20,312	517

MeadWestvaco Corp.	7,790	213

Plum Creek Timber Co., Inc. †	7,662	264
Weyerhaeuser Co.	9,933	387
		1,381

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Gas – 0.2%

Centerpoint Energy, Inc.	18,232	$242

Nicor, Inc.	2,152	84

NiSource, Inc. †	12,890	184
Sempra Energy	11,504	611
		1,121

Hand/Machine Tools – 0.1%

Black & Decker Corp.	2,802	170

Snap-On, Inc.	2,474	89
Stanley Works (The) †	3,757	183
		442

Healthcare – Products – 3.8%

Baxter International, Inc.	28,263	1,542

Becton, Dickinson & Co.	11,226	840

Boston Scientific Corp. *	70,674	591

C.R. Bard, Inc.	4,579	376

CareFusion Corp. *†	8,331	215

DENTSPLY International, Inc. †	6,993	233

Hospira, Inc. *	7,585	356

Intuitive Surgical, Inc. *	1,713	481

Johnson & Johnson	129,244	8,122

Medtronic, Inc.	51,896	2,202

Patterson Cos., Inc. *†	4,279	110

St. Jude Medical, Inc. *	16,319	599

Stryker Corp.	13,237	667

Varian Medical Systems, Inc. *†	5,905	276
Zimmer Holdings, Inc. *	10,051	595
		17,205

Healthcare – Services – 1.2%

Aetna, Inc.	20,477	596

CIGNA Corp.	12,808	411

Coventry Health Care, Inc. *	6,508	147

DaVita, Inc. *	4,689	278

Humana, Inc. *	8,082	336

Laboratory Corp. of America Holdings *†	5,073	370

Quest Diagnostics, Inc.	7,307	423

Tenet Healthcare Corp. *†	19,594	89

UnitedHealth Group, Inc.	54,504	1,563
WellPoint, Inc. *	22,272	1,203
		5,416

Holding Companies – Diversified – 0.0%
Leucadia National Corp. *	9,037	194

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Home Builders – 0.1%

D.R. Horton, Inc. †	12,540	$129

KB Home †	3,184	43

Lennar Corp., Class A †	7,217	92
Pulte Homes, Inc. †	14,566	133
		397

Home Furnishings – 0.1%

Harman International Industries, Inc.	3,002	113
Whirlpool Corp. †	3,396	252
		365

Household Products/Wares – 0.5%

Avery Dennison Corp.	5,412	203

Clorox Co.	6,508	392

Fortune Brands, Inc.	6,786	261
Kimberly-Clark Corp.	19,438	1,282
		2,138

Housewares – 0.0%
Newell Rubbermaid, Inc. †	13,044	189

Insurance – 2.4%

Aflac, Inc.	21,943	1,010

Allstate (The) Corp.	25,187	716

American International Group, Inc. *†	6,170	175

AON Corp.	12,869	498

Assurant, Inc.	5,423	166

Chubb Corp.	16,423	823

Cincinnati Financial Corp. †	7,373	188

Genworth Financial, Inc., Class A *	22,754	245

Hartford Financial Services Group, Inc.	18,043	441

Lincoln National Corp.	13,833	317

Loews Corp.	17,076	605

Marsh & McLennan Cos., Inc.	24,542	553

MBIA, Inc. *†	6,826	24

MetLife, Inc.	38,404	1,313

Principal Financial Group, Inc.	14,966	380

Progressive (The) Corp. *	31,886	535

Prudential Financial, Inc.	21,717	1,083

Torchmark Corp.	3,776	164

Travelers Cos. (The), Inc.	26,624	1,395

Unum Group	15,174	289
XL Capital Ltd., Class A †	15,915	291
		11,211

Internet – 2.8%

Akamai Technologies, Inc. *†	7,978	191

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Internet – 2.8% continued

Amazon.com, Inc. *	15,597	$2,120

eBay, Inc. *	52,667	1,289

Expedia, Inc. *†	9,894	252

Google, Inc., Class A *	11,284	6,579

McAfee, Inc. *	7,371	281

Priceline.com, Inc. *†	1,980	424

Symantec Corp. *	38,192	678

VeriSign, Inc. *†	9,049	203
Yahoo!, Inc. *	55,981	838
		12,855

Iron/Steel – 0.3%

AK Steel Holding Corp.	5,410	108

Allegheny Technologies, Inc. †	4,536	154

Nucor Corp.	14,726	625
United States Steel Corp. †	6,718	300
		1,187

Leisure Time – 0.2%

Carnival Corp. *	20,556	658
Harley-Davidson, Inc. †	10,619	310
		968

Lodging – 0.2%

Marriott International, Inc., Class A †	11,781	303

Starwood Hotels & Resorts Worldwide, Inc. †	8,737	280

Wyndham Worldwide Corp. †	8,292	154
Wynn Resorts Ltd. †	3,325	214
		951

Machinery – Construction & Mining – 0.4%
Caterpillar, Inc.	29,141	1,702

Machinery – Diversified – 0.4%

Cummins, Inc.	9,479	426

Deere & Co.	19,843	1,062

Flowserve Corp.	2,646	263
Rockwell Automation, Inc.	6,612	287
		2,038

Media – 2.5%

CBS Corp., Class B	31,829	408

Comcast Corp., Class A	134,559	1,974

DIRECTV, Class A *†	43,995	1,391

Gannett Co., Inc. †	10,589	105

McGraw-Hill Cos. (The), Inc. †	14,763	442

Meredith Corp. †	1,550	41

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Media – 2.5% continued

New York Times (The) Co., Class A *†	5,093	$43

News Corp., Class A	105,482	1,209

Scripps Networks Interactive, Inc., Class A	4,077	161

Time Warner Cable, Inc. †	16,532	692

Time Warner, Inc. †	55,595	1,708

Viacom, Inc., Class B *	28,480	844
Walt Disney (The) Co. †	87,180	2,635
		11,653

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	6,579	682

Mining – 0.8%

Alcoa, Inc. †	45,659	572

Freeport-McMoRan Copper & Gold, Inc. *	19,313	1,599

Newmont Mining Corp.	22,992	1,233

Titanium Metals Corp. †	4,083	40
Vulcan Materials Co. †	5,874	285
		3,729

Miscellaneous Manufacturing – 3.5%

3M Co.	32,752	2,536

Danaher Corp.	12,158	862

Dover Corp.	8,743	357

Eastman Kodak Co. *†	11,267	46

Eaton Corp.	7,777	497

General Electric Co.	498,337	7,983

Honeywell International, Inc.	35,281	1,357

Illinois Tool Works, Inc.	18,069	879

ITT Corp.	8,556	443

Leggett & Platt, Inc. †	7,564	147

Pall Corp.	5,395	172

Parker Hannifin Corp.	7,536	407
Textron, Inc. †	12,705	255
		15,941

Office/Business Equipment – 0.1%

Pitney Bowes, Inc. †	9,872	227
Xerox Corp.	40,752	314
		541

Oil & Gas – 9.8%

Anadarko Petroleum Corp.	22,998	1,369

Apache Corp.	15,748	1,500

Cabot Oil & Gas Corp.	4,976	191

Chesapeake Energy Corp.	30,084	720

Chevron Corp.	94,034	7,338

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Oil & Gas – 9.8% continued

ConocoPhillips	69,518	$3,599

Denbury Resources, Inc. *†	11,719	156

Devon Energy Corp.	20,816	1,402

Diamond Offshore Drilling, Inc. †	3,270	326

ENSCO International, Inc. †	6,691	294

EOG Resources, Inc.	11,816	1,022

EQT Corp. †	6,156	253

Exxon Mobil Corp.	225,369	16,918

Hess Corp.	13,650	791

Marathon Oil Corp.	33,157	1,082

Murphy Oil Corp.	8,949	505

Nabors Industries Ltd. *	13,340	276

Noble Energy, Inc.	8,127	530

Occidental Petroleum Corp.	38,025	3,072

Pioneer Natural Resources Co.	5,404	223

Questar Corp.	8,178	324

Range Resources Corp.	7,375	348

Rowan Cos., Inc. *	5,114	126

Southwestern Energy Co. *	16,157	710

Sunoco, Inc.	5,379	136

Tesoro Corp. †	6,125	78

Valero Energy Corp.	26,379	419
XTO Energy, Inc.	27,192	1,154
		44,862

Oil & Gas Services – 1.7%

Baker Hughes, Inc. †	14,546	593

BJ Services Co.	13,736	258

Cameron International Corp. *	11,405	431

FMC Technologies, Inc. *†	5,670	309

Halliburton Co.	42,322	1,243

National-Oilwell Varco, Inc.	19,628	844

Schlumberger Ltd.	56,188	3,590
Smith International, Inc.	11,643	316
		7,584

Packaging & Containers – 0.2%

Ball Corp.	4,292	212

Bemis Co., Inc.	5,100	149

Owens-Illinois, Inc. *	7,888	247

Pactiv Corp. *	5,868	143
Sealed Air Corp.	7,001	156
		907

Pharmaceuticals – 5.7%

Abbott Laboratories	72,501	3,951

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Pharmaceuticals – 5.7% continued

Allergan, Inc.	14,425	$839

AmerisourceBergen Corp.	13,753	340

Bristol-Myers Squibb Co.	92,900	2,351

Cardinal Health, Inc.	16,873	544

Cephalon, Inc. *†	3,403	187

Eli Lilly & Co.	47,431	1,742

Express Scripts, Inc. *	12,869	1,104

Forest Laboratories, Inc. *	14,172	434

King Pharmaceuticals, Inc. *†	11,135	132

McKesson Corp.	12,495	775

Medco Health Solutions, Inc. *	22,220	1,403

Merck & Co., Inc.	143,119	5,182

Mylan, Inc. *†	14,329	256

Pfizer, Inc.	378,213	6,872
Watson Pharmaceuticals, Inc. *	5,038	187
		26,299

Pipelines – 0.3%

El Paso Corp.	32,907	315

Spectra Energy Corp.	30,268	587
Williams Cos. (The), Inc.	27,338	544
		1,446

Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A *†	11,169	128

Real Estate Investment Trusts – 1.1%

Apartment Investment & Management Co., Class A †	5,333	72

AvalonBay Communities, Inc. †	3,731	270

Boston Properties, Inc.	6,518	437

Equity Residential	12,752	411

HCP, Inc.	13,770	431

Health Care REIT, Inc. †	5,642	251

Host Hotels & Resorts, Inc.	28,370	298

Kimco Realty Corp.	17,740	219

ProLogis†	20,820	272

Public Storage †	6,384	508

Simon Property Group, Inc.	13,287	965

Ventas, Inc.	7,239	311
Vornado Realty Trust	7,329	480
		4,925

Retail – 6.1%

Abercrombie & Fitch Co., Class A †	4,047	162

AutoNation, Inc. *†	4,611	81

AutoZone, Inc. *	1,387	205

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Retail – 6.1% continued

Bed Bath & Beyond, Inc. *	12,307	$460

Best Buy Co., Inc.	16,021	686

Big Lots, Inc. *	3,771	87

Costco Wholesale Corp.	20,405	1,222

CVS Caremark Corp.	67,679	2,099

Darden Restaurants, Inc.	6,600	207

Family Dollar Stores, Inc. †	6,630	202

GameStop Corp., Class A *†	7,588	185

Gap (The), Inc.	22,597	484

Home Depot (The), Inc.	79,937	2,187

J.C. Penney Co., Inc.	10,781	310

Kohl’s Corp. *	14,331	762

Limited Brands, Inc. †	12,532	208

Lowe’s Cos., Inc.	69,305	1,512

Macy’s, Inc.	19,731	322

McDonald’s Corp.	51,169	3,236

Nordstrom, Inc. †	7,418	248

Office Depot, Inc. *	12,836	79

O’Reilly Automotive, Inc. *†	6,460	251

RadioShack Corp. †	5,674	107

Sears Holdings Corp. *†	2,304	163

Staples, Inc.	33,915	791

Starbucks Corp. *	34,593	758

Target Corp.	35,251	1,641

Tiffany & Co.	5,594	239

TJX Cos., Inc.	19,898	764

Walgreen Co.	46,570	1,811

Wal-Mart Stores, Inc.	101,291	5,525
Yum! Brands, Inc.	21,842	770
		27,764

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	22,393	297
People’s United Financial, Inc.	16,551	270
		567

Semiconductors – 2.4%

Advanced Micro Devices, Inc. *†	26,955	189

Altera Corp.	13,771	290

Analog Devices, Inc.	13,664	410

Applied Materials, Inc.	62,535	770

Broadcom Corp., Class A *	20,226	591

Intel Corp.	262,488	5,040

Kla-Tencor Corp. †	8,141	254

Linear Technology Corp. †	10,407	281

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Semiconductors – 2.4% continued

LSI Corp. *	30,198	$160

MEMC Electronic Materials, Inc. *	10,342	124

Microchip Technology, Inc. †	8,698	228

Micron Technology, Inc. *†	39,705	298

National Semiconductor Corp.	10,777	157

Novellus Systems, Inc. *	4,532	94

Nvidia Corp. *	25,920	338

QLogic Corp. *	5,059	91

Teradyne, Inc. *†	8,088	72

Texas Instruments, Inc.	59,141	1,496
Xilinx, Inc.	12,920	292
		11,175

Software – 4.2%

Adobe Systems, Inc. *	24,621	864

Autodesk, Inc. *	10,783	253

BMC Software, Inc. *	8,487	329

CA, Inc.	18,667	412

Citrix Systems, Inc. *	8,634	330

Compuware Corp. *†	11,620	81

Dun & Bradstreet Corp.	2,476	195

Electronic Arts, Inc. *†	15,186	256

Fidelity National Information Services, Inc.	14,115	319

Fiserv, Inc. *	7,233	334

IMS Health, Inc.	9,157	196

Intuit, Inc. *	15,142	442

Microsoft Corp.	363,569	10,692

Novell, Inc. *	16,626	65

Oracle Corp.	183,138	4,044

Red Hat, Inc. *	8,928	238
Salesforce.com, Inc. *†	5,118	321
		19,371

Telecommunications – 5.9%

American Tower Corp., Class A *	18,480	756

AT&T, Inc.	276,639	7,453

CenturyTel, Inc. †	13,945	496

Ciena Corp. *†	4,201	51

Cisco Systems, Inc. *	270,483	6,329

Corning, Inc.	72,921	1,216

Frontier Communications Corp. †	13,612	108

Harris Corp.	6,193	272

JDS Uniphase Corp. *	9,346	69

Juniper Networks, Inc. *	24,587	642

MetroPCS Communications, Inc. *†	12,585	79

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	89	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.6% continued

Telecommunications – 5.9% continued

Motorola, Inc.	107,706	$863

QUALCOMM, Inc.	77,969	3,509

Qwest Communications International, Inc. †	69,413	253

Sprint Nextel Corp. *	134,868	500

Tellabs, Inc. *	17,819	100

Verizon Communications, Inc.	133,174	4,190
Windstream Corp.	20,340	202
		27,088

Textiles – 0.0%
Cintas Corp.	6,207	174

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	5,930	176
Mattel, Inc. †	16,767	326
		502

Transportation – 2.0%

Burlington Northern Santa Fe Corp.	12,280	1,207

C.H. Robinson Worldwide, Inc. †	7,915	441

CSX Corp.	18,398	874

Expeditors International of Washington, Inc.	9,987	319

FedEx Corp.	14,655	1,238

Norfolk Southern Corp.	17,244	886

Ryder System, Inc.	2,526	102

Union Pacific Corp.	23,656	1,497
United Parcel Service, Inc., Class B	46,641	2,680
		9,244
Total Common Stocks
(Cost $501,366)		452,268

INVESTMENT COMPANIES – 7.2%
Northern Institutional Funds - Liquid Assets Portfolio (2) (3)	33,294,618	33,295
Total Investment Companies
(Cost $33,295)		33,295

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.2%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.15%, 12/1/09	$3,945	$3,945

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.2% continued
U.S. Treasury Bill, 0.11%, 5/6/10 (4)	$1,470	$1,469
Total Short-Term Investments
(Cost $5,414)		5,414

Total Investments – 107.0%
(Cost $540,075)		490,977
Liabilities less Other Assets – (7.0)%		(32,258)
NET ASSETS – 100.0%		$458,719

(1)	Investment in affiliate.
(2)	Investment in affiliated portfolio.
(3)	Investment relates to cash collateral received from portfolio securities loaned.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (000S)
E-Mini S&P 500	117	$6,405	Long	12/09	$426

At November 30, 2009, the industry sectors (unaudited) for the Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.4%
Consumer Staples	11.7
Energy	12.0
Financials	14.4
Health Care	12.8
Industrials	10.4
Information Technology	19.0
Materials	3.6
Telecommunication Services	3.1
Utilities	3.6

Total	100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	90	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$452,268(1)	$—	$—	$452,268

Investment Companies	33,295	—	—	33,295

Short-Term Investments	—	5,414	—	5,414

Total Investments	$485,563	$5,414	$—	$490,977

Other Financial Instruments*	$426	$—	$—	$426

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	91	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios (collectively, the “Portfolios” or “Equity Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Equity Portfolios. At November 30, 2009 the Large Cap Index Portfolio was not funded.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers for the International Growth Portfolio. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Equity Portfolios is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2009, each Portfolio had Class A and Class D shares outstanding. Class C shares were outstanding for the Mid Cap Growth, Focused Growth, and Equity Index Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher

EQUITY PORTFOLIOS	92	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009

or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counter party defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2009, the Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $125,000 and $1,469,000, respectively. The International Equity Index Portfolio had also entered into exchange-traded long futures contracts at November 30, 2009. The aggregate value of foreign currencies to cover margin requirements for open positions was approximately $278,000. Further information on how these positions impact the Financial Statements can be found in Note 10.

C) OPTIONS CONTRACTS Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Portfolio may enter into option contracts in order to hedge against adverse price movements of securities which a Portfolio intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with net realized and unrealized gains (losses) on investments. The gains or losses on written options contracts are included with net realized and unrealized gains (losses) on written options.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in a Portfolio selling or buying a security or currency at a price different from the current market value. Further information on how these positions impact the Financial Statements can be found in Note 10.

Transactions in options written during the fiscal year ended November 30, 2009, for the Small Company Growth Portfolio were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at November 30, 2008	—	$ —
Options Written	4	—
Options Expired and Closed	(4)	—
Options exercised	—	—
Options outstanding at November 30, 2009	—	$ —

Transactions in options written during the fiscal year ended November 30, 2009, for the Diversified Growth Portfolio were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at November 30, 2008	—	$ —
Options Written	1,156	44
Options Expired and Closed	(1,022)	(40)
Options exercised	(113)	(4)
Options outstanding at November 30, 2009	21	$ —

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	93	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts. Further information on how these positions impact the Financial Statements can be found in Note 10.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

H) REDEMPTION FEES The International Growth and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios’ prospectus.

Redemption fees for the fiscal year ended November 30, 2009, were approximately $14,000 and $111,000 for the International Growth Portfolio and International Equity Index Portfolio, respectively. These amounts are included in Proceeds from Shares Sold in Note 9 – Capital Share Transactions. The impact from redemption fees paid to both Portfolios were less than $0.001 per share.

I) PORTFOLIO SECURITIES LOANED Certain Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2009. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees

EQUITY PORTFOLIOS	94	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009

paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2009, were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	FEES EARNED BY NORTHERN TRUST
International Growth	$15,800	$16,603	$ —	$23
International Equity Index	9,293	9,746	111	18
Small Company Growth	1,418	1,464	—	1
Small Company Index	20,496	21,006	20	39
Mid Cap Growth	1,395	1,432	—	1
Focused Growth	9,619	9,777	—	6
Diversified Growth	2,782	2,863	—	3
Equity Index	32,564	33,295	—	71

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2009. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2009.

Portfolio	BROKER/DEALER	PERCENT OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
Small Company Growth	Merrill Lynch, Pierce, Fenner & Smith Inc.	16.7%
	Goldman, Sachs & Co.	8.3%
	Citigroup Global Markets Inc.	5.4%
Small Company Index	Goldman, Sachs & Co.	7.9%
	Morgan Stanley Securities Services, Inc.	5.1%
Mid Cap Growth	Merrill Lynch, Pierce, Fenner & Smith Inc.	14.0%
	Citigroup Global Markets Inc.	6.8%

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
International Growth	Annually
International Equity Index	Annually
Small Company Growth	Annually
Small Company Index	Annually
Mid Cap Growth	Annually
Focused Growth	Annually
Diversified Growth	Annually
Equity Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Portfolios may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios. At November 30, 2009 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Growth	$405	$(405)	$ —
International Equity Index	114	(114)	—
Small Company Growth	5	10,746	(10,751)
Small Company Index	(23)	23	—
Mid Cap Growth	2	—	(2)
Equity Index	(84)	23,121	(23,037)

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	95	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

For the period subsequent to October 31, 2009 through the fiscal year end November 30, 2009, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
International Growth	$707
International Equity Index	1,048
Small Company Growth	5
Small Company Index	47
Equity Index	812

At November 30, 2009, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	NOVEMBER 30, 2010	NOVEMBER 30, 2011	NOVEMBER 30, 2016	NOVEMBER 30, 2017
International Growth	$ —	$ —	$8,010	$32,941
International Equity Index	—	—	—	5,423
Small Company Growth	6,855	—	162	417
Small Company Index	—	8,461	—	9,057
Mid Cap Growth	2,514	—	381	256
Focused Growth	25,942	—	6,689	11,801
Diversified Growth	—	—	4,943	17,703
Equity Index	—	—	—	12,642

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2009, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$3,711	$ —
International Equity Index	2,901	—
Small Company Index	623	—
Focused Growth	263	—
Diversified Growth	254	—
Equity Index	246	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$4,475	$ —
International Equity Index	2,500	3,819
Small Company Growth	2	—
Small Company Index	928	—
Focused Growth	380	—
Diversified Growth	750	—
Equity Index	8,972	27,159

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$13,260	$28,057
International Equity Index	4,299	21,207
Small Company Index	1,000	—
Focused Growth	549	—
Diversified Growth	1,618	2,806
Equity Index	13,078	69,663

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2009, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2009, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and

EQUITY PORTFOLIOS	96	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009

waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2009, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
International Growth	0.90%	0.10%	0.80%
International Equity Index	0.25%	—%	0.25%
Small Company Growth	0.95%	0.15%	0.80%
Small Company Index	0.20%	—%	0.20%
Mid Cap Growth	0.90%	0.10%	0.80%
Focused Growth	0.85%	0.10%	0.75%
Diversified Growth	0.75%	0.10%	0.65%
Equity Index	0.10%	—%	0.10%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
International Growth	$14	$ —	$ —
International Equity Index	10	—	1
Small Company Index	5	—	—
Focused Growth	6	—	—
Diversified Growth	2	—	1
Equity Index	37	3	3

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009, the Portfolios had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolios, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of each Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio’s average daily net assets (0.25 percent for the International Growth and International Equity Index Portfolios), NTI as administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement. In addition, NTI as administrator has voluntarily agreed to reimburse an additional 0.10 percent of the International Equity Index Portfolio’s Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2009, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal counsel

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	97	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

to the Trust and the Independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS C	CLASS D
International Growth	$ —	$1
International Equity Index	—	2
Diversified Growth	—	1
Equity Index	4	5

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
International Growth	$ —	$97,486	$ —	$82,718
International Equity Index	—	116,204	—	33,412
Small Company Growth	1,420	4,961	1,420	4,143
Small Company Index	—	14,004	—	15,747
Mid Cap Growth	2,160	6,660	2,160	5,923
Focused Growth	—	111,385	—	114,562
Diversified Growth	—	18,501	—	48,616
Equity Index	—	75,249	—	100,836

At November 30, 2009, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
International Growth	$24,979	$(14,823)	$10,156	$183,913
International Equity Index	5,985	(26,641)	(20,656)	210,685
Small Company Growth	498	(63)	435	3,871
Small Company Index	4,187	(16,447)	(12,260)	87,934
Mid Cap Growth	485	(39)	446	3,774
Focused Growth	7,614	(597)	7,017	62,198
Diversified Growth	1,867	(424)	1,443	13,242
Equity Index	29,345	(97,215)	(67,870)	558,846

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statement of Operations. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2009, the Portfolios did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
International Growth	$957	1.27%
International Equity Index	4,965	1.04%
Small Company Growth	100	1.11%
Small Company Index	100	1.15%
Mid Cap Growth	144	1.07%
Focused Growth	804	1.17%
Diversified Growth	517	1.03%
Equity Index	1,600	1.30%

EQUITY PORTFOLIOS	98	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009

8. IN-KIND REDEMPTIONS

Certain investors in the Equity Index Portfolio elected to receive securities rather than cash for their redemption proceeds in accordance with the Portfolio’s Prospectus and Statement of Additional Information. These investors received securities with a value equal to the value of the shares they owned at the redemption date. The value of the securities received and the shares redeemed was determined pursuant to the Portfolio’s procedures for calculating the Portfolio’s NAV per share.

Losses of approximately $23,036,000 on the securities distributed to shareholders are included in Net realized gains (losses) on investments on the Portfolio’s Statements of Operations and on the Portfolio’s Statements of Changes in Net Assets, and the redemption amount of approximately $66,693,000 is included in the Net increase (decrease) in net assets resulting from capital share transactions on the Portfolio’s Statements of Changes in Net Assets.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	3,334	$25,553	616	$4,145	(2,062)	$(14,912)	1,888	$14,786
International Equity Index	17,430	132,086	835	5,171	(6,362)	(46,742)	11,903	90,515
Small Company Growth	140	1,030	—	—	(33)	(238)	107	792
Small Company Index	1,345	15,523	74	772	(1,565)	(16,685)	(146)	(390)
Mid Cap Growth	207	1,975	—	—	(120)	(1,202)	87	773
Focused Growth	1,247	12,126	38	342	(1,802)	(17,195)	(517)	(4,727)
Diversified Growth	1,313	5,732	166	734	(8,533)	(36,540)	(7,054)	(30,074)
Equity Index	12,510	117,477	3,470	30,167	(17,289)	(145,550)	(1,309)	2,094

Transactions in Class A shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	2,401	$25,852	3,255	$38,998	(5,161)	$(53,076)	495	$11,774
International Equity Index	5,055	54,242	1,780	21,352	(5,242)	(57,830)	1,593	17,764
Small Company Growth	158	1,547	—	—	(125)	(1,337)	33	210
Small Company Index	1,608	24,262	40	679	(2,163)	(33,348)	(515)	(8,407)
Mid Cap Growth	24	234	—	—	(254)	(3,365)	(230)	(3,131)
Focused Growth	933	12,487	32	506	(1,624)	(22,386)	(659)	(9,393)
Diversified Growth	3,656	23,266	595	4,327	(2,682)	(17,647)	1,569	9,946
Equity Index	13,028	179,134	4,632	69,330	(18,551)	(254,895)	(891)	(6,431)

Transactions in Class C shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Focused Growth	—	$6	—	$ —	(3)	$(24)	(3)	$(18)
Equity Index	13	107	59	507	(835)	(6,829)	(763)	(6,215)

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	99	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class C shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET DECREASE IN NET ASSETS
Mid Cap Growth	—	$ —	—	$ —	(3)	$(44)	(3)	$(44)
Focused Growth	4	52	—	—	(3)	(52)	1	—
Equity Index	247	3,237	155	2,345	(980)	(14,128)	(578)	(8,546)

Transactions in Class D shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	4	$23	—	$ —	(12)	$(77)	(8)	$(54)
International Equity Index	35	204	10	58	(48)	(301)	(3)	(39)
Focused Growth	1	5	—	—	—	(1)	1	4
Diversified Growth	13	53	—	—	(56)	(250)	(43)	(197)
Equity Index	15	129	14	119	(54)	(490)	(25)	(242)

Transactions in Class D shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	18	$206	2	$23	(14)	$(153)	6	$76
International Equity Index	83	845	9	98	(15)	(134)	77	809
Small Company Growth	—	—	—	—	(1)	(5)	(1)	(5)
Small Company Index	—	—	—	—	(4)	(63)	(4)	(63)
Mid Cap Growth	—	—	—	—	(1)	(19)	(1)	(19)
Focused Growth	—	6	—	—	(1)	(19)	(1)	(13)
Diversified Growth	13	80	1	10	(11)	(75)	3	15
Equity Index	7	101	24	359	(74)	(945)	(43)	(485)

EQUITY PORTFOLIOS	100	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statement of Asset and Liabilities as of November 30, 2009:

INTERNATIONAL EQUITY INDEX PORTFOLIO

Amounts in thousands	ASSETS			LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Equity contracts	Net Assets — Unrealized appreciation	$24	*	Net Assets — Unrealized depreciation	$31	*
Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$256		Unrealized loss on forward foreign currency exchange contracts	$158

SMALL COMPANY INDEX PORTFOLIO

Amounts in thousands	ASSETS		LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Equity contracts	Net Assets — Unrealized appreciation	$—	Net Assets — Unrealized depreciation	$9	*

EQUITY INDEX PORTFOLIO

Amounts in thousands	ASSETS			LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Equity contracts	Net Assets — Unrealized appreciation	$426	*	Net Assets — Unrealized depreciation	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended November 30, 2009:

INTERNATIONAL GROWTH PORTFOLIO

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$7
CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency transactions and forward foreign currency exchange contracts	$ —

INTERNATIONAL EQUITY INDEX PORTFOLIO

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net realized gains (losses) on futures contracts	$953
Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	188
	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(47)
Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency transactions and forward foreign currency exchange contracts	243

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	101	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

SMALL COMPANY INDEX PORTFOLIO

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net realized gains (losses) on futures contracts	$241
	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(15)

DIVERSIFIED GROWTH PORTFOLIO

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity Contracts	Net realized gains (losses) on written options	$27

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity Contracts	Net change in unrealized appreciation (depreciation) on written options	$—

EQUITY INDEX PORTFOLIO

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net realized gains (losses) on futures contracts	$2,163
	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$233

Volume of derivative activity for the fiscal year ended November 30, 2009*

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRANSACTIONS	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRANSACTIONS	AVERAGE NOTIONAL AMOUNT**	AVERAGE COST OF PURCHASES**
International Growth Portfolio	161	$2,072	—	$—	$—
International Equity Index Portfolio	466	453	395	294	—
Small Company Index Portfolio	—	—	153	158	—
Diversified Growth Portfolio	—	—	371	—	—
Equity Index Portfolio	—	—	376	634	—

*	Activity during the period is measured by number of transactions during the year and average notional amount for foreign exchange and equity contracts, and average cost of purchase/proceeds of sale for option contracts.

**	Amounts in thousands.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through January 26, 2010, the date the financial statements were issued. On December 10, 2009, the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG. Please refer to Note 7 for further details. On December 14, 2009, the Board of Trustees unanimously approved the closing and subsequent liquidation and termination of the Northern Institutional Small Company Growth Portfolio and the Northern Institutional Mid Cap Growth Portfolio, two of the Portfolios in the Trust. The Portfolios were closed to new investments after the close of business on December 17, 2009. As of the date of this report, the final liquidation has been scheduled for February 2010.

EQUITY PORTFOLIOS	102	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios, comprising the Equity Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios at November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	103	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2009 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

Portfolio	CORPORATE DRD PERCENTAGE
Small Company Index	48.83%
Focused Growth	77.67%
Diversified Growth	37.78%
Equity Index	85.26%

QUALIFIED DIVIDEND INCOME Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2009 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2009:

Portfolio	QUALIFIED DIVIDEND PERCENTAGE
International Growth	5.21%
International Equity Index	69.89%
Small Company Index	39.09%
Focused Growth	77.05%
Diversified Growth	16.28%
Equity Index	85.28%

FOREIGN TAX CREDIT The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

Portfolio	TAXES	INCOME
International Growth	$0.0159	$0.2262
International Equity Index	0.0102	0.1414

EQUITY PORTFOLIOS	104	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2009 (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009, through November 30, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 94), if any, in the International Growth and International Equity Index Portfolios. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	1.06%	$1,000.00	$1,184.70	$5.81
Hypothetical	1.06%	$1,000.00	$1,019.75	$5.37	**
CLASS D
Actual	1.45%	$1,000.00	$1,182.40	$7.93
Hypothetical	1.45%	$1,000.00	$1,017.80	$7.33	**

INTERNATIONAL EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.41%	$1,000.00	$1,188.10	$2.25
Hypothetical	0.41%	$1,000.00	$1,023.01	$2.08	**
CLASS D
Actual	0.80%	$1,000.00	$1,183.10	$4.38
Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05	**

SMALL COMPANY GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.91%	$1,000.00	$1,196.20	$5.01
Hypothetical	0.91%	$1,000.00	$1,020.51	$4.61	**
CLASS D
Actual	1.30%	$1,000.00	$1,193.10	$7.15
Hypothetical	1.30%	$1,000.00	$1,018.55	$6.58	**

SMALL COMPANY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.31%	$1,000.00	$1,164.70	$1.68
Hypothetical	0.31%	$1,000.00	$1,023.51	$1.57	**
CLASS D
Actual	0.70%	$1,000.00	$1,162.80	$3.80
Hypothetical	0.70%	$1,000.00	$1,021.56	$3.55	**

MID CAP GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.92%	$1,000.00	$1,158.80	$4.98
Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66	**
CLASS C
Actual	1.16%	$1,000.00	$1,156.90	$6.27
Hypothetical	1.16%	$1,000.00	$1,019.25	$5.87	**
CLASS D
Actual	1.31%	$1,000.00	$1,156.70	$7.08
Hypothetical	1.31%	$1,000.00	$1,018.50	$6.63	**

NORTHERN INSTITUTIONAL FUND ANNUAL REPORT	105	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2009 (UNAUDITED)

FOCUSED GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.86%	$1,000.00	$1,190.00	$4.72
Hypothetical	0.86%	$1,000.00	$1,020.76	$4.36	**
CLASS C
Actual	1.10%	$1,000.00	$1,188.70	$6.04
Hypothetical	1.10%	$1,000.00	$1,019.55	$5.57	**
CLASS D
Actual	1.25%	$1,000.00	$1,187.60	$6.85
Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33	**

DIVERSIFIED GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.77%	$1,000.00	$1,212.70	$4.27
Hypothetical	0.77%	$1,000.00	$1,021.21	$3.90	**
CLASS D
Actual	1.16%	$1,000.00	$1,208.60	$6.42
Hypothetical	1.16%	$1,000.00	$1,019.25	$5.87	**

EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.21%	$1,000.00	$1,204.90	$1.16
Hypothetical	0.21%	$1,000.00	$1,024.02	$1.07	**
CLASS C
Actual	0.45%	$1,000.00	$1,202.80	$2.48
Hypothetical	0.45%	$1,000.00	$1,022.81	$2.28	**
CLASS D
Actual	0.60%	$1,000.00	$1,202.10	$3.31
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY PORTFOLIOS	106	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2009 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	107	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).
INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

EQUITY PORTFOLIOS	108	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2009 (UNAUDITED)

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	109	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY PORTFOLIOS	110	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED GROWTH PORTFOLIO1

EQUITY INDEX PORTFOLIO1,2

FOCUSED GROWTH PORTFOLIO1

INTERNATIONAL EQUITY INDEX PORTFOLIO1,2,3

INTERNATIONAL GROWTH PORTFOLIO1,3

MID CAP GROWTH PORTFOLIO1,4

SMALL COMPANY GROWTH PORTFOLIO1,5

SMALL COMPANY INDEX PORTFOLIO1,2,5

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Portfolio will fluctuate as the value of the securities in the Portfolio changes.

2 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

3 International Risk: International investing involves increased risk and volatility.

4 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

5 Small Cap Risk: Small-capitalization stocks typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	111	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

EQUITY PORTFOLIOS	112	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

9	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TAX INFORMATION

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

23	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Global Tactical Asset Allocation Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Global Tactical Asset Allocation Portfolio prospectus, which contains more complete information about Northern Institutional Funds Global Tactical Asset Allocation Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Portfolio is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Unlike 2008, when risk assets performed poorly amid the global credit crisis and economic dislocations, much of 2009 was a story of repair, rebound and recovery. Prices on most risk assets surged since early March, when stocks hit their lowest levels in more than a decade before pivoting into a blazing rally. Triggering the turnabout was a combination of generous liquidity support from global central banks and aggressive interventions by governments. Downward pressure on market rates was stoked by the Federal Reserve’s policy of quantitative easing, which aimed to inflate collateral values and further support the banking system. Despite larger, more frequent auctions to fund the U.S. government’s interventions and deficits, Treasury yields trended near record lows throughout the period. Against this backdrop, investor funds first trickled and then surged out of low yielding cash and into riskier assets. Many investors moved into fixed-income products of all types. Others gravitated to overseas investments based mainly on two factors: a rising Asia, led by China, and the weakening dollar.

For the 12-month period ended November 30, 2009, the Portfolio returned 22.77% (Class A shares), compared to 25.75% for the Asset Allocation Blend Index, 27.83% for the Russell 1000 Index and 11.63% for the Barclays Capital U.S. Aggregate Index. From March’s inflection point, every asset class rallied in response to the governmental repair programs and on hopes for an eventual economic recovery. The assets that fared best were those most tied to the global re-flation narrative and most beaten up in the bear market. Emerging markets equity and U.S. high yield topped the list. All categories of stocks and most types of bonds generated double-digit returns, as did key commodity and real estate indices. Cash, with a flat return, was the worst performer.

The Portfolio began the period defensively positioned versus its static benchmark. A series of stepped increases were made to its risk profile in March and during the summer months. An annual exercise to update the Portfolio’s strategic asset allocations resulted in September weighting increases to select fixed-income, non-U.S. and alternative asset classes. This coincided with actions to increase the Portfolio’s risk profile to an above-benchmark weighting, which was maintained through the fiscal year close.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BLEND INDEX
ONE YEAR	22.77%	22.33%	22.20%	25.75%
FIVE YEAR	2.48	2.21	1.97	3.52
TEN YEAR	2.07	1.82	1.62	2.71
SINCE INCEPTION	5.96	5.75	5.59	7.34

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The benchmarks for the Global Tactical Asset Allocation Portfolio are the Asset Allocation Blend Index (Blend Index), Russell 1000 Index and Barclay’s Capital U.S. Aggregate Index. The Blend Index consists of 55% Russell 1000 Index, 30% Barclay’s Capital U.S. Aggregate Index and 15% MSCI EAFE and MSCI Emerging Markets Indices. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 23.

PORTFOLIO MANAGER

PETER J. FLOOD With Northern Trust since 1979

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BBALX
INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	12/29/95
CLASS D SHARES	2/20/96

TOTAL NET ASSETS	$24,596,464

NET ASSET VALUE
CLASS A SHARES	$9.33
CLASS C SHARES	9.32
CLASS D SHARES	9.20

GROSS EXPENSE RATIO
CLASS A SHARES	0.99%
CLASS C SHARES	1.23
CLASS D SHARES	1.38

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

During the fiscal year-ended November 30, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund, operating as a fund of funds.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2009

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
ASSETS:
Investments, at cost (1)	$21,088
Investments, at value (2)	$24,633
Interest income receivable	6
Receivable for securities sold	53
Receivable for fund shares sold	53
Receivable from affiliated administrator	18
Prepaid and other assets	2
Total Assets	24,765
LIABILITIES:
Cash overdraft	57
Payable for securities purchased	66
Payable for fund shares redeemed	24
Payable to affiliates:
Investment advisory fees	3
Administration fees	2
Custody and accounting fees	4
Trustee fees	3
Accrued other liabilities	10
Total Liabilities	169
Net Assets	$24,596
ANALYSIS OF NET ASSETS:
Capital stock	$31,782
Undistributed net investment income	6
Accumulated net realized loss	(10,737)
Net unrealized appreciation	3,545
Net Assets	$24,596
Net Assets:
Class A	$20,708
Class C	3,841
Class D	47
Total Shares Outstanding (no par value), Unlimited Shares Authorized:
Class A	2,221
Class C	412
Class D	5
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$9.33
Class C	9.32
Class D	9.20

(1)	Amount includes cost of $19,142 in affiliated portfolios.
(2)	Amount includes value of $22,412 in affiliated portfolios.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
INVESTMENT INCOME:
Dividend income (1)	$1,122
Interest income	3
Total Investment Income	1,125
EXPENSES:
Investment advisory fees	55
Administration fees	22
Custody and accounting fees	49
Transfer agent fees	5
Blue sky fees	29
SEC fees	4
Printing fees	25
Professional fees	19
Shareholder servicing fees	5
Trustee fees and expenses	7
Other	6
Total Expenses:	226
Less voluntary waivers of investment advisory fees	(22)
Less expenses reimbursed by administrator	(137)
Less custodian credits	(7)
Net Expenses	60
Net Investment Income	1,065
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses on investments (2)	(539)
Net change in unrealized appreciation on investments (3)	4,014
Net Gains on Investments	3,475
Net Increase in Net Assets Resulting from Operations	$4,540

(1)	Amount includes dividend income from affiliated portfolios of $1,105.
(2)	Amount includes net realized loss from affiliated portfolios of $(477).
(3)	Amount includes net change in unrealized appreciation from affiliated portfolios of $3,576.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)
Amounts in thousands	2009	2008
OPERATIONS:
Net investment income	$1,065	$1,177
Net realized losses	(539)	(9,497)
Net change in unrealized appreciation (depreciation)	4,014	(4,498)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,540	(12,818)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from Class A share transactions	(64)	(22,283)
Net increase (decrease) in net assets resulting from Class C share transactions	(40)	302
Net decrease in net assets resulting from Class D share transactions	(6)	(27)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(110)	(22,008)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(507)	(1,107)
From net realized gains	–	(9,491)
Total Distributions to Class A shareholders	(507)	(10,598)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(84)	(91)
From net realized gains	–	(808)
Total Distributions to Class C shareholders	(84)	(899)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(1)	(1)
From net realized gains	–	(17)
Total Distributions to Class D shareholders	(1)	(18)
Total Increase (Decrease) in Net Assets	3,838	(46,341)
NET ASSETS:
Beginning of year	20,758	67,099
End of year	$24,596	$20,758
Undistributed Net Investment Income	$6	$9

(1)	Formerly known as the Balanced Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS A
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.81		$12.56		$12.61	$12.63	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41		0.22		0.30	0.28	0.23
Net realized and unrealized gains (losses)	1.34		(2.74)		0.42	0.52	0.62
Total from Investment Operations	1.75		(2.52)		0.72	0.80	0.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.22)		(0.34)	(0.27)	(0.23)
From net realized gains	–		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.23)		(2.23)		(0.77)	(0.82)	(0.33)
Net Asset Value, End of Year	$9.33		$7.81		$12.56	$12.61	$12.63
Total Return(2)	22.77%		(23.97)%		5.88%	6.74%	7.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$20,708		$17,426		$61,967	$125,172	$130,166
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.24	%(4)	0.37	%(4)(5)	0.61%	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.99	%(4)	0.77	%(4)(5)	0.82%	0.79%	0.78%
Net investment income, net of waivers, reimbursements and credits	4.88%		2.25%		2.38%	2.23%	1.90%
Net investment income, before waivers, reimbursements and credits	4.13%		1.85%		2.17%	2.05%	1.73%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

	CLASS C
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.81		$12.56		$12.61	$12.63	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39		0.19		0.27	0.25	0.21
Net realized and unrealized gains (losses)	1.33		(2.73)		0.42	0.52	0.61
Total from Investment Operations	1.72		(2.54)		0.69	0.77	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.20)		(0.31)	(0.24)	(0.20)
From net realized gains	–		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.21)		(2.21)		(0.74)	(0.79)	(0.30)
Net Asset Value, End of Year	$9.32		$7.81		$12.56	$12.61	$12.63
Total Return(2)	22.33%		(24.14)%		5.63%	6.57%	6.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,841		$3,287		$5,023	$4,306	$4,518
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.48	%(4)	0.61	%(4)(5)	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	1.23	%(4)	1.01	%(4)(5)	1.06%	1.03%	1.02%
Net investment income, net of waivers, reimbursements and credits	4.64%		2.01%		2.14%	1.99%	1.66%
Net investment income, before waivers, reimbursements and credits	3.89%		1.61%		1.93%	1.81%	1.49%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

(1)	Formerly known as the Balanced Portfolio.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS D
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.71		$12.47		$12.52	$12.54	$12.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.18		0.25	0.23	0.20
Net realized and unrealized gains (losses)	1.31		(2.75)		0.41	0.53	0.59
Total from Investment Operations	1.69		(2.57)		0.66	0.76	0.79
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.18)		(0.28)	(0.23)	(0.18)
From net realized gains	–		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.20)		(2.19)		(0.71)	(0.78)	(0.28)
Net Asset Value, End of Year	$9.20		$7.71		$12.47	$12.52	$12.54
Total Return (2)	22.20%		(24.58)%		5.47%	6.38%	6.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$47		$45		$109	$254	$254
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.63	%(4)	0.76	%(4)(5)	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.38	%(4)	1.16	%(4)(5)	1.21%	1.18%	1.17%
Net investment income, net of waivers, reimbursements and credits	4.49%		1.86%		1.99%	1.84%	1.51%
Net investment income, before waivers, reimbursements and credits	3.74%		1.46%		1.78%	1.66%	1.34%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

(1)	Formerly known as the Balanced Portfolio.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
FUND ALLOCATION – INVESTMENT COMPANIES – 100.1%
iPath Dow Jones-AIG Commodity Index Total Return ETN	29,928	$1,237
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund ETF	6,925	738
SPDR Gold Trust ETF	2,130	246
Northern Funds – Bond Index Fund (1) (2)	373,875	3,941
Northern Funds – Emerging Markets Equity Fund (1) (2)	251,315	2,709
Northern Funds – Global Real Estate Index Fund (1) (2)	105,855	739
Northern Funds – High Yield Fixed Income Fund (1) (2)	360,599	2,463
Northern Funds – Mid Cap Index Fund (1) (2)	26,965	245
Northern Institutional Funds – Equity Index Portfolio (1) (2)	430,102	4,680
Northern Institutional Funds – International Equity Index Portfolio (1) (2)	480,023	3,941
Northern Institutional Funds – Short Bond Portfolio (1) (2)	182,147	3,448
Northern Institutional Funds – Small Company Index Portfolio (1) (2)	18,929	246
Total Investment Companies
(Cost $21,088)		24,633

Total Investments – 100.1%
(Cost $21,088)		24,633
Liabilities less Other Assets – (0.1)%		(37)
NET ASSETS – 100.0%		$24,596

(1)	Investment in affiliated portfolio.
(2)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Portfolio and the investment adviser to other Northern Institutional Funds and to the Northern Funds.

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

NF – Northern Funds

NIF – Northern Institutional Funds

Percentages shown are based on Net Assets.

At November 30, 2009, the asset class weightings for the Global Tactical Asset Allocation Portfolio were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity – Large	19.0%	NIF Equity Index
U.S. Equity – Mid	1.0	NF Mid Cap Index
U.S. Equity – Small	1.0	NIF Small Company Index
Non U.S. Equity – Developed	16.0	NIF International Equity Index
Non U.S. Equity – Emerging Markets	11.0	NF Emerging Markets Equity
Global Real Estate	3.0	NF Global Real Estate Index
U.S. Bonds – High Yield	10.0	NF High Yield Fixed Income
U.S. Bonds – Inflation Protected	16.0	NF Bond Index
U.S. Bonds – Intermediate	3.0	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund ETF
U.S. Bonds – Short	14.0	NIF Short Bond
Commodities	5.0	iPath Dow Jones-AIG Commodity Index Total Return ETN
	1.0	SPDR Gold Trust ETF

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Tactical Asset Allocation Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Global Tactical Asset Allocation Portfolio	$24,633 (1)	$–	$–	$24,633

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2009

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Portfolio (the “Portfolio”) is a separate, diversified investment portfolio of the Trust. The Portfolio seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (collectively “Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Portfolio. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2009, Class A, Class C and Class D shares were outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by the Portfolio if an event occurs after the publication of market values normally used by the Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolio to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the underlying funds.

D) PORTFOLIO SECURITIES LOANED While the Portfolio does not currently participate in Northern Trust’s securities lending program and does not loan a portion of its investment portfolio to securities lending borrowers (e.g., brokers approved by Northern Trust), it may participate in the program in the future. If it does, Northern Trust would receive collateral for the Portfolio, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the Portfolio in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Portfolio may invest cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral may be held in custody for the Portfolio. The Portfolio may not exercise effective control over the non-cash collateral received and therefore it would not be recognized on the Portfolio’s Statement of Assets and Liabilities. The value of the collateral would be monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

If the Portfolio participates in the program, it will earn income on portfolio securities loaned, and receive compensation for lending its securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolio from securities lending will be based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolio would pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees), if any, is disclosed as investment income in the Portfolio’s Statement of Operations.

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

The Portfolio’s net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Portfolio may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolio. At November 30, 2009 the Portfolio reclassified approximately $476 of undistributed net investment income to accumulated net realized gains (losses).

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At November 30, 2009, the capital loss carryforward for U.S. federal income tax purposes and its respective year of expiration is as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017
Global Tactical Asset Allocation	$2,189	$7,364

The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2009, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$8	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2009

The taxable character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$592	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$4,194	$7,321

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of the Portfolio’s respective average daily net assets). The investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statement of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2009, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Global Tactical Asset Allocation	$2	$3	$—

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009, the Portfolio had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolio, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the administration agreement. In addition, NTI as administrator has voluntarily agreed to reimburse an additional 0.01 percent of the Portfolio’s other operating expenses.

The expenses reimbursed during the fiscal year ended November 30, 2009, under such arrangements, are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the Independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS C	CLASS D
Global Tactical Asset Allocation	$5	$ —

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolio were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$ —	$28,862	$ —	$25,367

At November 30, 2009, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$2,363	$ —	$2,363	$22,271

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statement of Operations. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2009, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2009.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2009

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Class A	180	$1,449	61	$506	(250)	$(2,019)	(9)	$(64)
Class C	79	677	10	84	(98)	(801)	(9)	(40)
Class D	—	—	—	—	(1)	(6)	(1)	(6)

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Class A	400	$3,906	1,034	$10,595	(4,136)	$(36,784)	(2,702)	$(22,283)
Class C	60	573	87	898	(126)	(1,169)	21	302
Class D	—	1	2	17	(5)	(45)	(3)	(27)

9. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Northern Funds — Bond Index Fund	$3,509	$3,646	$3,442	$54	$137	$3,941
Northern Funds — Emerging Markets Equity Fund	310	3,085	1,338	146	14	2,709
Northern Funds — Global Real Estate Index Fund	619	1,279	1,338	(69)	27	739
Northern Funds — High Yield Fixed Income Fund	723	3,361	1,988	19	157	2,463
Northern Funds — Mid Cap Index Fund	619	772	1,331	98	43	245
Northern Institutional Funds — Diversified Assets Portfolio	6,553	7,984	14,537	—	7	—
Northern Institutional Funds — Equity Index Portfolio	4,954	5,286	6,470	(476)	445	4,680
Northern Institutional Funds — International Equity Index Portfolio	2,116	4,440	2,987	(284)	193	3,941
Northern Institutional Funds — Short Bond Portfolio	3,097	3,204	2,987	33	77	3,448
Northern Institutional Funds — Small Company Index Portfolio	258	412	497	2	5	246
	$22,758	$33,469	$36,915	$(477)	$1,105	$22,412

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through January 26, 2010, the date the financial statements were issued. On December 10, 2009, the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG. Please refer to Note 7 for further details.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Tactical Asset Allocation Portfolio (the “Portfolio”), formerly known as the Balanced Portfolio, of the Northern Institutional Funds as of November 30, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Tactical Asset Allocation Portfolio at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2009 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year for the Portfolio qualifies for the dividends-received deduction for corporate shareholders:

PORTFOLIO	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Portfolio	36.49%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2009 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2009:

PORTFOLIO	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Portfolio	48.81%

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2009 (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009, through November 30, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.24%	$1,000.00	$1,132.90	$1.28
Hypothetical	0.24%	$1,000.00	$1,023.87	$1.22	**
CLASS C
Actual	0.48%	$1,000.00	$1,130.40	$2.56
Hypothetical	0.48%	$1,000.00	$1,022.66	$2.43	**
CLASS D
Actual	0.63%	$1,000.00	$1,130.10	$3.36
Hypothetical	0.63%	$1,000.00	$1,021.91	$3.19	**

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the period ended November 30, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS NOVEMBER 30, 2009 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).
*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2009 (UNAUDITED)

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO1,2,3

1 Asset Allocation Risk: An asset allocation strategy does not guarantee any specific result or profit nor protect against a loss.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Portfolio will fluctuate as the value of the securities in the portfolio changes.

3 International Risk: International investing involves increased risk and volatility.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	BOND PORTFOLIO

30	CORE BOND PORTFOLIO

37	U.S. TREASURY INDEX PORTFOLIO

39	INTERMEDIATE BOND PORTFOLIO

45	SHORT BOND PORTFOLIO

51	U.S. GOVERNMENT SECURITIES PORTFOLIO

53	NOTES TO THE FINANCIAL STATEMENTS

64	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

65	TAX INFORMATION

66	FUND EXPENSES

68	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolios.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Over the past fiscal year, the performance of the investment-grade fixed income markets was largely determined by the extreme support — and to a lesser degree, stimulus — provided by various U.S. government programs. The zero interest rate policy employed by the Federal Reserve has encouraged a shift away from low-risk and short-maturity investments. Markets that are being artificially supported by the government, in particular the agency and mortgage-backed sectors, have offered very little in terms of relative value, forcing investors to embrace alternate asset classes. The ensuing rally in higher risk assets continued nearly unabated throughout 2009. Historically, inexpensive valuations for risk assets at the start of the period provided ample opportunity for strong performance, and prices have generally returned to pre-Lehman bankruptcy levels.

The 12.79% return (Class A shares) for the Portfolio during the 12-month period ended November 30, 2009, exceeded the 11.63% return of its benchmark, the Barclays Capital U.S. Aggregate Index, as asset allocation and security selection decisions during the period added to results. In particular, an increase in the overall risk profile of the Portfolio during the second and third quarters of 2009 led to outperformance.

Government intervention has removed systemic risk as the main concern for markets. The relative soundness of the 19 systemically important banks subjected to the Fed’s stress test certainly played a large role in investors regaining some semblance of confidence in the U.S. financial markets. However, the banking system as a whole is still not aggressively lending, putting the prospects for a full-fledged economic recovery at risk. Business investment remains very weak, pressuring the unemployment rate, currently at 10% compared to 6.7% in November 2008. And despite the multiple programs put in place to support the U.S. consumer, including the “cash for clunkers” program, direct purchases of mortgage-backed securities to help keep mortgage rates low, and the first-time home buyers credit, third-quarter GDP growth registered 2.8%, an expansion rate previously consistent with trend growth. As we are now past the point of maximum policy stimulus, investors are increasingly concerned over the secular implications of anticipated higher tax rates and the likely lower potential growth rate of the U.S. economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE INDEX
ONE YEAR	12.79%	12.57%	12.41%	11.63%

FIVE YEAR	5.47	5.19	5.09	5.49

TEN YEAR	6.14	5.87	5.71	6.45

SINCE INCEPTION	6.52	6.30	6.15	6.50

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BBPAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS A SHARES	7/3/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$284,965,878

NET ASSET VALUE
CLASS A SHARES	$20.68
CLASS C SHARES	20.68
CLASS D SHARES	20.69

GROSS EXPENSE RATIO
CLASS A SHARES	0.56%
CLASS C SHARES	0.80
CLASS D SHARES	0.95

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The performance of investment-grade fixed income markets during 2009 was very strong, albeit with a significant assist from government intervention into markets as well as an exceptionally accommodative monetary policy. The Federal Reserve’s zero interest rate policy continues to incrementally benefit market sentiment as investors have difficulty rationalizing earning little on low-risk investments. The rally in higher-beta assets is feeding on itself as markets artificially supported by the government, in particular the agency and mortgage-backed sectors, offer little relative value, forcing investors to embrace alternate asset classes. Although the prices of most financial assets are much improved from 12 months ago, the overall economic backdrop remains bleak, with the unemployment rate currently at 10%, compared to 6.7% in November 2008. Despite the multiple programs put in place to support the U.S. consumer, including “cash for clunkers,” direct purchases of mortgage-backed securities to keep mortgage rates low, and the first-time home buyer credit, third-quarter GDP growth was registered at 2.8%, historically consistent with trend growth. As we are now past the point of maximum policy stimulus, investors are growing concerned about the secular implications of anticipated higher tax rates and the likely lower potential growth rate of the U.S. economy.

The Portfolio’s return of 14.47% (Class A shares) for the 12-month period ended November 30, 2009, exceeded the 11.63% return of its benchmark, the Barclays Capital U.S. Aggregate Index. Performance for the period was solid as asset allocation and security selection decisions added to results. In particular, the overall risk profile of the Portfolio increased during the second and third quarters, leading to relative outperformance.

It is interesting to consider what, if anything, has actually changed since Lehman Brothers filed for bankruptcy in September 2008. Financial institutions deemed too-big-to-fail remain an issue, the housing market continues to show year-over-year declines — although the rate of decline is easing — and consumer access to credit remains constrained. The coming year is likely to prove challenging for investors as healthcare reform, the growing deficit and regulatory changes for the financial sector remain high priorities for the Obama administration.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE INDEX
ONE YEAR	14.47%	14.24%	13.88%	11.63%

FIVE YEAR	5.38	5.15	4.98	5.49

SINCE INCEPTION	5.35	5.13	5.04	5.81	*

* Since inception of the Portfolio.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	NOCBX

INCEPTION DATE
CLASS A SHARES	3/29/01
CLASS C SHARES	3/29/01
CLASS D SHARES	3/29/01

TOTAL NET ASSETS	$95,030,995

NET ASSET VALUE
CLASS A SHARES	$10.36
CLASS C SHARES	10.38
CLASS D SHARES	10.43

GROSS EXPENSE RATIO
CLASS A SHARES	0.61%
CLASS C SHARES	0.85
CLASS D SHARES	1.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

With overnight rates pegged at near zero for the near term, some signs of economic stabilization and consumer confidence appeared during the second half of 2009, after weak equity and debt markets dominated headlines at the beginning of the year. Economic recovery paired with record Treasury auction supply pushed longer-maturity Treasury yields up, though foreign demand for the product and the Federal Reserve’s purchases of Treasuries lead to rallies at various points during the 12-month period ended November 30, 2009. Numerous government-sponsored programs were developed and implemented with the goal of adding liquidity to the market and supporting consumer spending. The “cash for clunkers” program, first-time home buyer credits and direct Fed purchases of agency mortgage-backed securities, aimed at keeping mortgage rates low, all provided consumer support.

Some economic data continued to deteriorate throughout 2009, though the pace of the deterioration began to decline. Housing prices showed early signs of stability in the third quarter, but retail sales and durable goods orders remained mixed. The third quarter GDP figure of 2.8% showed dramatic improvement over the second quarter revised GDP number of -0.7%. The current 10% unemployment rate shows that the outlook for the economy remains uncertain.

The Barclays Capital U.S. Treasury Index returned 2.37% during the 12-month period ended November 30, 2009. As designed, the Portfolio, posting a total return of 2.39% (Class A shares) for the same period, performed in line with the Index. For the 12-month period, the yield curve steepened, with front-end yields ending the fiscal year very close to their 52-week lows, while longer-maturity yields increased on a year-over-year basis. The yield on the two-year Treasury decreased by 33 basis points to 0.67%, while the yield of the 10-year increased 28 basis points and 30-year rates rose 75 basis points. We will continue to invest with the goal of providing returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. TREASURY INDEX
ONE YEAR	2.39%	2.26%	2.00%	2.37%

FIVE YEAR	5.50	5.29	5.03	5.61

TEN YEAR	6.18	5.95	5.75	6.36

SINCE INCEPTION	6.20	6.04	5.82	6.39

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

BRANDON P. FERGUSON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BTIAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	10/6/98
CLASS D SHARES	11/16/94

TOTAL NET ASSETS	$135,374,633

NET ASSET VALUE
CLASS A SHARES	$22.92
CLASS C SHARES	22.98
CLASS D SHARES	22.84

GROSS EXPENSE RATIO
CLASS A SHARES	0.47%
CLASS C SHARES	0.71
CLASS D SHARES	0.86

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

FIXED INCOME PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Risk assets rebounded during the period, as the flight-to-quality bid that had dominated market flows and the price of assets at the end of 2008 dissipated. Government intervention to assure the soundness of the 19 systemically important banks played a large role in persuading investors to regain confidence in the U.S. markets. In addition, the zero interest rate policy employed by the Federal Reserve was arguably the most effective of all the government actions, as many investors had difficulty rationalizing earning little on high-quality, low-risk investments.

The Portfolio’s return of 12.28% (Class A shares) for the 12-month period ended November 30, 2009, represented solid performance versus the return of 9.94% for its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Index, as asset allocation and security selection decisions during the period added to results. Outperformance versus the benchmark was principally the result of our decision to increase the overall risk profile of the Portfolio, particularly during the second and third quarters.

Although the price of many financial assets is much improved, the banking system is still not aggressively lending, and with the unemployment rate at 10% compared to 6.7% 12 months ago, the prospects for the economy are questionable. Multiple programs have been put in place to support the U.S. consumer, including “cash for clunkers,” direct purchases of mortgage-backed securities to keep mortgage rates low and the first-time home buyer credit. Yet third quarter GDP registered 2.8%, an expansion rate previously consistent with trend growth. As we are now past the point of maximum policy stimulus, investors are becoming concerned over the secular implications of anticipated higher tax rates and the likely lower potential growth rate of the U.S. economy. In addition, while the September 2008 Lehman bankruptcy has been viewed as a watershed event, it is fair to ask whether anything has really changed. Financial institutions deemed too-big-to-fail remain an issue, the housing market continues to show year-over-year declines — although the rate of decline is slowing — and consumer access to credit remains constrained. The coming year is likely to prove challenging for investors as the Obama administration grapples with healthcare reform, the growing deficit and regulatory changes to the financial sector.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. INTERMEDIATE GOV’T/CREDIT INDEX
ONE YEAR	12.28%	11.86%	9.94%

FIVE YEAR	5.03	4.12	5.11

TEN YEAR	5.69	5.04	6.05

SINCE INCEPTION	5.33	4.75	5.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Intermediate Government/Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	NIBAX

INCEPTION DATE
CLASS A SHARES	8/1/97
CLASS D SHARES	10/2/98

TOTAL NET ASSETS	$44,793,587

NET ASSET VALUE
CLASS A SHARES	$21.18
CLASS D SHARES	20.70

GROSS EXPENSE RATIO
CLASS A SHARES	0.89%
CLASS D SHARES	1.28

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Nearly one year ago, financial markets were on the verge of collapse, forcing the Federal Reserve to embark on an unprecedented intervention into U.S. markets. Through its purchases of Treasuries, agencies and agency mortgages along with a zero interest rate policy and FDIC guarantees, quantitative easing was employed in an attempt to calm the markets. Unlike equities, which took until March 2009 to begin to recover, spreads for most fixed income sectors began to contract almost immediately. However, despite the fact that Treasuries were part of the Fed’s purchase program, Treasury yields gradually moved higher through the first half of the year. Attractive spread product opportunities, increased Treasury supply, inflation worries and fears regarding foreign sponsorship were some of the reasons cited. That said, as of November 30, Treasury yields across the curve were much lower than their 2009 highs and approaching all-time lows.

As markets calmed, economic data also began to show signs of improvement. All-time-low mortgage rates, government modification programs and first-time home buyer tax credits slowed the decline in housing prices, while the government’s “cash for clunkers” program was launched in a move to spur consumer spending. Price cuts and inventory run-off helped manufacturing data improve, while payroll declines lessened. Third-quarter GDP posted a modest gain, but remained shy of typical expansionary growth rates. It is evident that economic and financial data have improved; however, the focus now turns to the private sector and its ability to stand on its own. Strong headwinds remain for the consumer, as tight credit conditions and high unemployment along with unstable household balance sheets persist and will be monitored closely as the Fed enacts new policies in 2010. Furthermore, local, state, federal and sovereign budgets are strained, which could impact the Fed’s ability or willingness to maintain intervention.

For the 12-month period ended November 30, 2009, the Portfolio’s total return of 7.24% (Class A shares) outperformed the 5.74% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index. Our overweight to sectors receiving government support — specifically, mortgage-backed securities — and an overweight to corporate bonds contributed to performance. Opportunistic trading of the yield curve and duration also made positive contributions to return during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX
ONE YEAR	7.24%	6.79%	5.74%

FIVE YEAR	4.04	3.63	4.49

TEN YEAR	4.58	4.17	4.93

SINCE INCEPTION	5.04	4.67	5.20

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BSBAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$193,392,140

NET ASSET VALUE
CLASS A SHARES	$18.93
CLASS D SHARES	18.88

GROSS EXPENSE RATIO
CLASS A SHARES	0.59%
CLASS D SHARES	0.98

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Prior to December 31, 2006, the name of the Portfolio was the Short-Intermediate Bond Portfolio. As of December 31, 2006, the average-weighted dollar maturity of the Portfolio’s investments is one to three years.

FIXED INCOME PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

One year ago, the Federal Reserve embarked upon an unprecedented intervention in the U.S. financial markets. The Fed’s quantitative easing along with a zero interest rate policy and FDIC guarantees sought to bring the financial markets back from the brink. Unlike equities, which took until March 2009 to start their turnaround, spreads on most fixed income sectors began to recover almost immediately. Despite the fact that Treasuries were part of the Federal Reserve’s purchase program, Treasury yields gradually moved higher throughout the first half of the period. Attractive spread product opportunities, increased Treasury supply, inflation concerns and fears regarding foreign sponsorship were some of the reasons cited. That being said, as of November 30, U.S. Treasury bill rates remained near zero while yields across the curve were considerably below their 2009 highs.

As markets took a step back from the financial crisis, economic data began to show some signs of improvement as well. Aided by government programs and rebates, consumer spending and housing prices slowed less drastically. GDP posted a modest gain for the third quarter, yet remained shy of typical expansionary growth rates. Mostly based on cost cutting, corporations began to exceed earnings estimates. Manufacturing started to expand and payroll declines gradually lessened. Though economic and financial data has improved, the ability of the private sector to stand on its own will be closely monitored into 2010. Headwinds remain for the consumer, given the diminished availability of credit and overall lack of demand. Local, state, federal and sovereign budgets are still strained, which could impact the ability or willingness of the Fed to maintain intervention. Strong technical factors remain in place for fixed income, as retirees and pensions focus on income generation. However, rates of return for the sector will be impacted by the strength and duration of the tenuous economic recovery.

For the 12-month period ended November 30, 2009, the Portfolio’s total return of 4.88% (Class A shares) outperformed the 3.56% return of its benchmark, the Barclays Capital 1-5 Year U.S. Government Index. Our overweight to sectors receiving government support, specifically mortgage-backed securities and FDIC-backed debt, helped performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT/INDEX
ONE YEAR	4.88%	4.49%	3.56%

FIVE YEAR	4.72	4.31	4.81

TEN YEAR	5.10	4.69	5.25

SINCE INCEPTION	5.11	4.73	5.34

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years. It is not possible to invest directly in an Index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BUSAX

INCEPTION DATE
CLASS A SHARES	4/5/93
CLASS D SHARES	9/15/94

TOTAL NET ASSETS	$77,214,761

NET ASSET VALUE
CLASS A SHARES	$20.96
CLASS D SHARES	20.90

GROSS EXPENSE RATIO
CLASS A SHARES	0.66%
CLASS D SHARES	1.05

The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND PORTFOLIO	CORE BOND PORTFOLIO
ASSETS:
Investments, at cost	$377,232	$114,428
Investments, at value (1)	$386,156	$117,939
Cash	–	–
Interest income receivable	1,685	621
Receivable for securities sold	11,001	3,532
Receivable for fund shares sold	384	192
Receivable from affiliated administrator	9	–
Prepaid and other assets	2	16
Total Assets	399,237	122,300
LIABILITIES:
Cash overdraft	1	–
Payable upon return of securities loaned	80,802	24,054
Payable for securities purchased	–	–
Payable for when-issued securities	33,340	3,172
Payable for variation margin on futures contracts	5	–
Payable for fund shares redeemed	22	–
Payable to affiliates:
Investment advisory fees	58	19
Administration fees	23	8
Custody and accounting fees	4	3
Transfer agent fees	2	1
Trustee fees	5	3
Accrued other liabilities	9	9
Total Liabilities	114,271	27,269
Net Assets	$284,966	$95,031
ANALYSIS OF NET ASSETS:
Capital stock	$293,310	$94,298
Undistributed net investment income	291	116
Accumulated undistributed net realized gains (losses)	(17,818)	(3,042)
Net unrealized appreciation	9,183	3,659
Net Assets	$284,966	$95,031
Net Assets:
Class A	$284,682	$95,028
Class C	184	2
Class D	100	1
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	13,767	9,176
Class C	9	–
Class D	5	–
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$20.68	$10.36
Class C	20.68	10.38
Class D	20.69	10.43

(1)	Amounts include value of securities loaned of $79,292, $23,625, $55,893, $17,197, $20,707 and $34,796, respectively.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$186,404	$69,209	$260,291	$127,313
$192,826	$70,032	$263,405	$128,220
–	205	1,023	–
874	211	966	141
3,699	2,783	–	915
3	3,605	15	–
–	–	10	13
10	19	3	3
197,412	76,855	265,422	129,292

1	–	–	–
56,944	17,516	21,146	35,445
4,828	6,647	4,976	1,058
–	7,846	45,590	15,468
–	1	24	–
222	26	233	69
16	7	31	16
11	3	13	6
2	7	2	2
1	–	1	1
3	3	4	3
9	6	10	9
62,037	32,062	72,030	52,077
$135,375	$44,793	$193,392	$77,215

$126,035	$44,202	$195,106	$74,394
106	26	109	27
2,812	(258)	(4,692)	1,887
6,422	823	2,869	907
$135,375	$44,793	$193,392	$77,215

$135,324	$44,789	$193,337	$77,116
2	–	–	–
49	4	55	99
5,904	2,115	10,213	3,679
–	–	–	–
2	–	3	5
$22.92	$21.18	$18.93	$20.96
22.98	–	–	–
22.84	20.70	18.88	20.90

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND PORTFOLIO	CORE BOND PORTFOLIO
INVESTMENT INCOME:
Interest income	$11,359	$5,854
Net income from securities loaned	205	102
Total Investment Income	11,564	5,956
EXPENSES:
Investment advisory fees	1,045	493
Administration fees	261	123
Custody and accounting fees	56	42
Transfer agent fees	27	12
Blue sky fees	28	39
SEC fees	4	4
Printing fees	6	6
Professional fees	14	15
Trustee fees and expenses	7	7
Shareholder servicing fees	1	–
Other	11	11
Total Expenses	1,460	752
Less voluntary waivers of investment advisory fees	(392)	(185)
Less expenses reimbursed by administrator	(125)	(123)
Less custodian credits	(1)	–
Net Expenses	942	444
Net Investment Income	10,622	5,512
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	10,231	6,200
Futures	(23)	7
Net change in unrealized appreciation (depreciation) on:
Investments	10,646	5,192
Futures	259	148
Net Gains (Losses) on Investments	21,113	11,547
Net Increase in Net Assets Resulting from Operations	$31,735	$17,059

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$5,116	$1,049	$3,523	$1,273
304	35	150	110
5,420	1,084	3,673	1,383

478	114	518	270
160	29	130	68
30	35	34	32
17	3	13	7
27	30	28	27
4	4	4	4
6	6	6	6
14	14	14	14
7	7	7	7
1	–	–	–
11	10	10	11
755	252	764	446
(239)	(43)	(194)	(101)
(99)	(107)	(104)	(102)
–	–	–	–
417	102	466	243
5,003	982	3,207	1,140

6,587	938	3,215	2,216
–	8	(13)	42
(7,580)	1,368	2,852	200
–	–	(245)	–
(993)	2,314	5,809	2,458
$4,010	$3,296	$9,016	$3,598

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND PORTFOLIO		CORE BOND PORTFOLIO
Amounts in thousands	2009	2008	2009	2008
OPERATIONS:
Net investment income	$10,622	$11,757	$5,512	$8,679
Net realized gains (losses)	10,208	(4,550)	6,207	(3,787)
Net change in unrealized appreciation (depreciation)	10,905	(3,055)	5,340	(2,917)
Net Increase in Net Assets Resulting from Operations	31,735	4,152	17,059	1,975
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(4,857)	(3,694)	(90,950)	(26,342)
Net increase (decrease) in net assets resulting from Class C share transactions	(38)	(120)	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	7	(17)	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,888)	(3,831)	(90,950)	(26,342)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(11,166)	(11,880)	(5,636)	(8,669)
From net realized gains	–	–	–	–
Total Distributions to Class A Shareholders	(11,166)	(11,880)	(5,636)	(8,669)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(7)	(13)	–	–
From net realized gains	–	–	–	–
Total Distributions to Class C Shareholders	(7)	(13)	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(4)	(4)	–	–
From net realized gains	–	–	–	–
Total Distributions to Class D Shareholders	(4)	(4)	–	–
Total Increase (Decrease) in Net Assets	15,670	(11,576)	(79,527)	(33,036)
NET ASSETS:
Beginning of year	269,296	280,872	174,558	207,594
End of year	$284,966	$269,296	$95,031	$174,558
Accumulated Undistributed Net Investment Income	$291	$673	$116	$217

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO		INTERMEDIATE BOND PORTFOLIO		SHORT BOND PORTFOLIO		U.S. GOVERNMENT SECURITIES PORTFOLIO
2009	2008	2009	2008	2009	2008	2009	2008
$5,003	$6,284	$982	$1,188	$3,207	$4,065	$1,140	$2,001
6,587	868	946	15	3,202	(1,255)	2,258	2,521
(7,580)	10,750	1,368	(572)	2,607	(396)	200	183
4,010	17,902	3,296	631	9,016	2,414	3,598	4,705

(79,679)	75,222	16,703	(5,746)	71,765	(12,925)	2,624	2,241
(3,296)	1,482	–	–	–	–	–	–
(7)	(1,172)	–	(43)	8	(283)	(15)	(37)
(82,982)	75,532	16,703	(5,789)	71,773	(13,208)	2,609	2,204

(5,081)	(6,076)	(1,011)	(1,186)	(3,314)	(4,087)	(1,194)	(2,022)
(128)	–	–	–	–	–	–	–
(5,209)	(6,076)	(1,011)	(1,186)	(3,314)	(4,087)	(1,194)	(2,022)

(19)	(81)	–	–	–	–	–	–
(2)	–	–	–	–	–	–	–
(21)	(81)	–	–	–	–	–	–

(2)	(11)	–	(1)	(1)	(5)	(1)	(3)
–	–	–	–	–	–	–	–
(2)	(11)	–	(1)	(1)	(5)	(1)	(3)
(84,204)	87,266	18,988	(6,345)	77,474	(14,886)	5,012	4,884

219,579	132,313	25,805	32,150	115,918	130,804	72,203	67,319
$135,375	$219,579	$44,793	$25,805	$193,392	$115,918	$77,215	$72,203
$106	$205	$26	$29	$109	$84	$27	$46

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008(3)	2007(3)	2006(3)	2005(3)
Net Asset Value, Beginning of Year	$19.14	$19.66	$19.82	$19.57	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81	0.81	1.02	0.97	0.97
Net realized and unrealized gains (losses)	1.58	(0.51)	(0.15)	0.28	(0.52)
Total from Investment Operations	2.39	0.30	0.87	1.25	0.45
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.85)	(0.82)	(1.03)	(1.00)	(1.02)
Total Distributions Paid	(0.85)	(0.82)	(1.03)	(1.00)	(1.02)
Net Asset Value, End of Year	$20.68	$19.14	$19.66	$19.82	$19.57
Total Return(2)	12.79%	1.77%	4.47%	6.61%	2.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$284,682	$269,001	$280,428	$255,271	$303,091
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.56%	0.55%	0.55%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	4.06%	4.15%	5.22%	4.99%	4.84%
Net investment income, before waivers, reimbursements and credits	3.86%	3.96%	5.03%	4.80%	4.65%
Portfolio Turnover Rate	630.26%	570.64%	604.49%	680.00%	328.83%

	CLASS C
Selected per share data	2009(3)	2008(3)	2007(3)	2006(3)	2005(3)
Net Asset Value, Beginning of Year	$19.13	$19.65	$19.81	$19.56	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.76	0.77	0.98	0.91	0.93
Net realized and unrealized gains (losses)	1.60	(0.52)	(0.17)	0.30	(0.56)
Total from Investment Operations	2.36	0.25	0.81	1.21	0.37
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.81)	(0.77)	(0.97)	(0.96)	(0.95)
Total Distributions Paid	(0.81)	(0.77)	(0.97)	(0.96)	(0.95)
Net Asset Value, End of Year	$20.68	$19.13	$19.65	$19.81	$19.56
Total Return(2)	12.57%	1.58%	4.22%	6.37%	1.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$184	$208	$338	$201	$106
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.80%	0.79%	0.79%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	3.82%	3.91%	4.98%	4.75%	4.60%
Net investment income, before waivers, reimbursements and credits	3.62%	3.72%	4.79%	4.56%	4.41%
Portfolio Turnover Rate	630.26%	570.64%	604.49%	680.00%	328.83%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO	CLASS D
Selected per share data	2009(3)	2008(3)	2007(3)	2006(3)	2005(3)
Net Asset Value, Beginning of Year	$19.14	$19.64	$19.79	$19.53	$20.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.73	0.73	0.95	0.90	0.89
Net realized and unrealized gains (losses)	1.60	(0.49)	(0.17)	0.28	(0.52)
Total from Investment Operations	2.33	0.24	0.78	1.18	0.37
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.78)	(0.74)	(0.93)	(0.92)	(0.94)
Total Distributions Paid	(0.78)	(0.74)	(0.93)	(0.92)	(0.94)
Net Asset Value, End of Year	$20.69	$19.14	$19.64	$19.79	$19.53
Total Return(2)	12.41%	1.48%	4.07%	6.24%	1.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$100	$87	$106	$136	$258
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.95%	0.94%	0.94%	0.94%	0.94%
Net investment income, net of waivers, reimbursements and credits	3.67%	3.76%	4.83%	4.60%	4.45%
Net investment income, before waivers, reimbursements and credits	3.47%	3.57%	4.64%	4.41%	4.26%
Portfolio Turnover Rate	630.26%	570.64%	604.49%	680.00%	328.83%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

CORE BOND PORTFOLIO	CLASS A
Selected per share data	2009	2008	2007		2006	2005(3)
Net Asset Value, Beginning of Year	$9.48	$9.79	$9.93		$9.83	$10.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.41	0.49		0.47	0.41
Net realized and unrealized gains (losses)	0.88	(0.31)	(0.13)		0.10	(0.20)
Total from Investment Operations	1.34	0.10	0.36		0.57	0.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.46)	(0.41)	(0.50)		(0.47)	(0.42)
From net realized gains	–	–	–		–	(0.01)
Total Distributions Paid	(0.46)	(0.41)	(0.50)		(0.47)	(0.43)
Net Asset Value, End of Year	$10.36	$9.48	$9.79		$9.93	$9.83
Total Return(1)	14.47%	1.02%	3.76%		6.02%	2.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$95,028	$174,556	$207,592		$196,669	$156,072
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36	%(2)	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.61%	0.57%	0.57%		0.57%	0.58%
Net investment income, net of waivers, reimbursements and credits	4.47%	4.19%	5.07%		4.81%	4.14%
Net investment income, before waivers, reimbursements and credits	4.22%	3.98%	4.86%		4.60%	3.92%
Portfolio Turnover Rate	575.14%	681.34%	716.62%		817.80%	339.65%

	CLASS C
Selected per share data	2009	2008	2007		2006	2005(3)
Net Asset Value, Beginning of Year	$9.48	$9.76	$9.87		$9.78	$10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.39	0.47		0.45	0.40
Net realized and unrealized gains (losses)	0.89	(0.30)	(0.14)		0.09	(0.21)
Total from Investment Operations	1.32	0.09	0.33		0.54	0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)	(0.37)	(0.44)		(0.45)	(0.41)
From net realized gains	–	–	–		–	(0.01)
Total Distributions Paid	(0.42)	(0.37)	(0.44)		(0.45)	(0.42)
Net Asset Value, End of Year	$10.38	$9.48	$9.76		$9.87	$9.78
Total Return(1)	14.24%	0.90%	3.48%		5.75%	1.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2	$1	$1		$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60	%(2)	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.85%	0.81%	0.81%		0.81%	0.82%
Net investment income, net of waivers, reimbursements and credits	4.23%	3.95%	4.83%		4.57%	3.90%
Net investment income, before waivers, reimbursements and credits	3.98%	3.74%	4.62%		4.36%	3.68%
Portfolio Turnover Rate	575.14%	681.34%	716.62%		817.80%	339.65%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO	CLASS D
Selected per share data	2009	2008	2007		2006	2005(3)
Net Asset Value, Beginning of Year	$9.54	$9.84	$9.95		$9.85	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41	0.36	0.45		0.45	0.40
Net realized and unrealized gains (losses)	0.88	(0.30)	(0.13)		0.09	(0.21)
Total from Investment Operations	1.29	0.06	0.32		0.54	0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.36)	(0.43)		(0.44)	(0.39)
From net realized gains	–	–	–		–	(0.01)
Total Distributions Paid	(0.40)	(0.36)	(0.43)		(0.44)	(0.40)
Net Asset Value, End of Year	$10.43	$9.54	$9.84		$9.95	$9.85
Total Return(1)	13.88%	0.57%	3.35%		5.70%	1.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1	$1		$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75	%(2)	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.00%	0.96%	0.96%		0.96%	0.97%
Net investment income, net of waivers, reimbursements and credits	4.08%	3.80%	4.68%		4.42%	3.75%
Net investment income, before waivers, reimbursements and credits	3.83%	3.59%	4.47%		4.21%	3.53%
Portfolio Turnover Rate	575.14%	681.34%	716.62%		817.80%	339.65%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average nets assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005
Net Asset Value, Beginning of Year	$23.15	$21.79	$21.07	$20.99	$21.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.79	0.88	0.89	0.80
Net realized and unrealized gains (losses)	(0.18)	1.35	0.72	0.08	(0.25)
Total from Investment Operations	0.54	2.14	1.60	0.97	0.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.76)	(0.78)	(0.88)	(0.89)	(0.80)
From net realized gains	(0.01)	–	–	–	(0.03)
Total Distributions Paid	(0.77)	(0.78)	(0.88)	(0.89)	(0.83)
Net Asset Value, End of Year	$22.92	$23.15	$21.79	$21.07	$20.99
Total Return(1)	2.39%	10.10%	7.83%	4.78%	2.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$135,324	$216,204	$129,448	$47,481	$49,372
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.47%	0.47%	0.55%	0.57%	0.57%
Net investment income, net of waivers, reimbursements and credits	3.13%	3.57%	4.37%	4.27%	3.81%
Net investment income, before waivers, reimbursements and credits	2.92%	3.36%	4.08%	3.96%	3.50%
Portfolio Turnover Rate	44.72%	33.07%	36.29%	39.97%	61.26%

	CLASS C
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005
Net Asset Value, Beginning of Year	$23.17	$21.80	$21.07	$20.98	$21.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.69	0.74	0.87	0.84	0.75
Net realized and unrealized gains (losses)	(0.18)	1.36	0.68	0.09	(0.25)
Total from Investment Operations	0.51	2.10	1.55	0.93	0.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.69)	(0.73)	(0.82)	(0.84)	(0.75)
From net realized gains	(0.01)	–	–	–	(0.03)
Total Distributions Paid	(0.70)	(0.73)	(0.82)	(0.84)	(0.78)
Net Asset Value, End of Year	$22.98	$23.17	$21.80	$21.07	$20.98
Total Return(1)	2.26%	9.85%	7.61%	4.58%	2.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2	$3,318	$1,679	$1,191	$1,458
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before waivers, reimbursements and credits	0.71%	0.71%	0.79%	0.81%	0.81%
Net investment income, net of waivers, reimbursements and credits	2.89%	3.33%	4.13%	4.03%	3.57%
Net investment income, before waivers, reimbursements and credits	2.68%	3.12%	3.84%	3.72%	3.26%
Portfolio Turnover Rate	44.72%	33.07%	36.29%	39.97%	61.26%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO	CLASS D
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005
Net Asset Value, Beginning of Year	$23.07	$21.72	$20.99	$20.96	$21.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.63	0.77	0.81	0.80	0.72
Net realized and unrealized gains (losses)	(0.18)	1.27	0.70	0.04	(0.25)
Total from Investment Operations	0.45	2.04	1.51	0.84	0.47
LESS DISTRIBUTIONS PAID:
From net investment income	(0.67)	(0.69)	(0.78)	(0.81)	(0.72)
From net realized gains	(0.01)	–	–	–	(0.03)
Total Distributions Paid	(0.68)	(0.69)	(0.78)	(0.81)	(0.75)
Net Asset Value, End of Year	$22.84	$23.07	$21.72	$20.99	$20.96
Total Return(1)	2.00%	9.62%	7.45%	4.12%	2.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$49	$57	$1,186	$910	$2,087
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, before waivers, reimbursements and credits	0.86%	0.86%	0.94%	0.96%	0.96%
Net investment income, net of waivers, reimbursements and credits	2.74%	3.18%	3.98%	3.88%	3.42%
Net investment income, before waivers, reimbursements and credits	2.53%	2.97%	3.69%	3.57%	3.11%
Portfolio Turnover Rate	44.72%	33.07%	36.29%	39.97%	61.26%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE BOND PORTFOLIO	CLASS A
Selected per share data	2009	2008(2)	2007	2006	2005
Net Asset Value, Beginning of Year	$19.55	$19.89	$20.07	$20.03	$20.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.71	0.74	1.01	0.97	0.79
Net realized and unrealized gains (losses)	1.65	(0.34)	(0.17)	0.04	(0.45)
Total from Investment Operations	2.36	0.40	0.84	1.01	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.73)	(0.74)	(1.02)	(0.97)	(0.79)
Total Distributions Paid	(0.73)	(0.74)	(1.02)	(0.97)	(0.79)
Net Asset Value, End of Year	$21.18	$19.55	$19.89	$20.07	$20.03
Total Return(1)	12.28%	2.17%	4.30%	5.19%	1.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$44,789	$25,801	$32,103	$31,123	$36,798
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.89%	0.81%	0.78%	0.77%	0.72%
Net investment income, net of waivers, reimbursements and credits	3.45%	3.77%	5.12%	4.85%	3.91%
Net investment income, before waivers, reimbursements and credits	2.92%	3.32%	4.70%	4.44%	3.55%
Portfolio Turnover Rate	727.05%	558.33%	371.48%	392.92%	297.81%

	CLASS D
Selected per share data	2009	2008(2)	2007	2006	2005
Net Asset Value, Beginning of Year	$19.12	$19.88	$20.06	$20.02	$20.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.61	0.81	0.95	0.89	0.72
Net realized and unrealized gains (losses)	1.62	(0.95)	(0.21)	0.04	(0.46)
Total from Investment Operations	2.23	(0.14)	0.74	0.93	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.65)	(0.62)	(0.92)	(0.89)	(0.71)
Total Distributions Paid	(0.65)	(0.62)	(0.92)	(0.89)	(0.71)
Net Asset Value, End of Year	$20.70	$19.12	$19.88	$20.06	$20.02
Total Return(1)	11.86%	(0.57)%	3.79%	4.79%	1.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4	$4	$47	$80	$100
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.28%	1.20%	1.17%	1.16%	1.11%
Net investment income, net of waivers, reimbursements and credits	3.06%	3.38%	4.73%	4.46%	3.52%
Net investment income, before waivers, reimbursements and credits	2.53%	2.93%	4.31%	4.05%	3.16%
Portfolio Turnover Rate	727.05%	558.33%	371.48%	392.92%	297.81%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT BOND PORTFOLIO	CLASS A
Selected per share data	2009	2008(2)	2007	2006	2005
Net Asset Value, Beginning of Year	$18.11	$18.35	$18.33	$18.24	$18.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.57	0.87	0.81	0.65
Net realized and unrealized gains (losses)	0.84	(0.23)	0.03	0.09	(0.44)
Total from Investment Operations	1.30	0.34	0.90	0.90	0.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.48)	(0.58)	(0.88)	(0.81)	(0.65)
Total Distributions Paid	(0.48)	(0.58)	(0.88)	(0.81)	(0.65)
Net Asset Value, End of Year	$18.93	$18.11	$18.35	$18.33	$18.24
Total Return(1)	7.24%	1.86%	5.03%	5.05%	1.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$193,337	$115,874	$130,477	$174,851	$151,500
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.59%	0.58%	0.56%	0.57%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.48%	3.13%	4.76%	4.49%	3.50%
Net investment income, before waivers, reimbursements and credits	2.25%	2.91%	4.56%	4.28%	3.29%
Portfolio Turnover Rate	903.45%	508.41%	168.98%	446.57%	271.88%

	CLASS D
Selected per share data	2009	2008(2)	2007	2006	2005
Net Asset Value, Beginning of Year	$18.07	$18.30	$18.27	$18.19	$18.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.52	0.79	0.73	0.58
Net realized and unrealized gains (losses)	0.85	(0.26)	0.03	0.09	(0.43)
Total from Investment Operations	1.21	0.26	0.82	0.82	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.49)	(0.79)	(0.74)	(0.58)
Total Distributions Paid	(0.40)	(0.49)	(0.79)	(0.74)	(0.58)
Net Asset Value, End of Year	$18.88	$18.07	$18.30	$18.27	$18.19
Total Return(1)	6.79%	1.47%	4.60%	4.61%	0.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$55	$44	$327	$292	$246
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.98%	0.97%	0.95%	0.96%	0.96%
Net investment income, net of waivers, reimbursements and credits	2.09%	2.74%	4.37%	4.10%	3.11%
Net investment income, before waivers, reimbursements and credits	1.86%	2.52%	4.17%	3.89%	2.90%
Portfolio Turnover Rate	903.45%	508.41%	168.98%	446.57%	271.88%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U. S. GOVERNMENT SECURITIES PORTFOLIO	CLASS A
Selected per share data	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Year	$20.34	$19.57	$19.48		$19.33		$19.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.60	0.89		0.84		0.64
Net realized and unrealized gains (losses)	0.63	0.77	0.10		0.16		(0.42)
Total from Investment Operations	0.98	1.37	0.99		1.00		0.22
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.60)	(0.90)		(0.85)		(0.67)
Total Distributions Paid	(0.36)	(0.60)	(0.90)		(0.85)		(0.67)
Net Asset Value, End of Year	$20.96	$20.34	$19.57		$19.48		$19.33
Total Return(1)	4.88%	7.15%	5.25%		5.31%		1.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$77,116	$72,092	$67,176		$69,757		$76,622
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36	%(2)	0.36	%(2)	0.36%
Expenses, before waivers, reimbursements and credits	0.66%	0.65%	0.63%		0.63%		0.59%
Net investment income, net of waivers, reimbursements and credits	1.68%	2.99%	4.61%		4.35%		3.25%
Net investment income, before waivers, reimbursements and credits	1.38%	2.70%	4.34%		4.08%		3.02%
Portfolio Turnover Rate	1,572.96%	1,243.35%	1,322.04%		841.27%		226.32%

	CLASS D
Selected per share data	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Year	$20.28	$19.53	$19.41		$19.26		$19.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.56	0.86		0.81		0.57
Net realized and unrealized gains (losses)	0.60	0.72	0.06		0.11		(0.43)
Total from Investment Operations	0.90	1.28	0.92		0.92		0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.53)	(0.80)		(0.77)		(0.59)
Total Distributions Paid	(0.28)	(0.53)	(0.80)		(0.77)		(0.59)
Net Asset Value, End of Year	$20.90	$20.28	$19.53		$19.41		$19.26
Total Return(1)	4.49%	6.65%	4.90%		4.91%		0.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$99	$111	$143		$233		$438
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75	%(2)	0.75	%(2)	0.75%
Expenses, before waivers, reimbursements and credits	1.05%	1.04%	1.02%		1.02%		0.98%
Net investment income, net of waivers, reimbursements and credits	1.29%	2.60%	4.22%		3.96%		2.86%
Net investment income, before waivers, reimbursements and credits	0.99%	2.31%	3.95%		3.69%		2.63%
Portfolio Turnover Rate	1,572.96%	1,243.35%	1,322.04%		841.27%		226.32%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $12,000 and $8,000, which represents 0.02% and 0.01% of average net assets for the fiscal years ended November 30, 2007 and November 30, 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.2%

Commercial Mortgage Services – 2.2%

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2,

5.32%, 9/10/47	$3,695	$3,724

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2,

5.08%, 2/15/31	1,125	1,131

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2,
5.26%, 9/15/39	1,300	1,319
		6,174
Total Asset-Backed Securities
(Cost $6,150)		6,174

CORPORAT E BONDS – 24.1%

Aerospace/Defense – 1.1%

BAE Systems Holdings, Inc.,

6.38%, 6/1/19 (1)(2)	1,510	1,677

Meccanica Holdings USA,
6.25%, 1/15/40 (1)(2)†	1,555	1,570
		3,247

Agriculture – 1.0%

Altria Group, Inc.,

9.95%, 11/10/38	595	771

Bunge Ltd. Finance Corp.,

8.50%, 6/15/19	395	460

Lorillard Tobacco Co.,
8.13%, 6/23/19	1,375	1,522
		2,753

Banks – 4.1%

Citibank N.A.,

1.88%, 6/4/12 †	2,988	3,042

Citigroup, Inc.,

2.88%, 12/9/11 †	2,333	2,422

Goldman Sachs Group (The), Inc.,

5.15%, 1/15/14	775	824

5.95%, 1/18/18	755	808

JPMorgan Chase Bank N.A.,

6.00%, 10/1/17	1,410	1,511

Morgan Stanley,

4.20%, 11/20/14 †	835	839

6.25%, 8/28/17	870	931

SunTrust Bank FRN,
0.38%, 5/21/12	1,490	1,413
		11,790

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.1% continued

Beverages – 0.9%

Anheuser-Busch InBev Worldwide, Inc.,

6.88%, 11/15/19 (1)(2)	$1,390	$1,586

Miller Brewing Co.,
5.50%, 8/15/13 (1)(2)	810	878
		2,464

Chemicals – 0.4%

Mosaic (The) Co.,
7.63%, 12/1/16 (1)	1,205	1,292

Commercial Services – 0.2%

Erac USA Finance Co.,
7.00%, 10/15/37 (1)(2)	725	706

Diversified Financial Services – 2.6%

Bear Stearns (The) Cos. LLC,

7.25%, 2/1/18	1,100	1,272

Capital One Bank USA N.A.,

8.80%, 7/15/19	630	746

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	1,125	1,149

International Lease Finance Corp.,

5.75%, 6/15/11 †	860	799

John Deere Capital Corp.,

5.25%, 10/1/12	1,285	1,408

Merrill Lynch & Co., Inc.,

6.05%, 5/16/16	355	359

Power Receivable Finance LLC,

6.29%, 1/1/12 (1)(2)†	549	558

TD Ameritrade Holding Corp.,
5.60%, 12/1/19	1,070	1,088
		7,379

Electric – 0.8%

Massachusetts Electric Co.,

5.90%, 11/15/39 (1)(2)†	780	802

Nevada Power Co.,
6.50%, 8/1/18	1,315	1,457
		2,259

Electronics – 0.8%

Agilent Technologies, Inc.,

6.50%, 11/1/17	1,380	1,475

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12 (1)	670	672
3.25%, 11/18/14 (1)	260	262
		2,409

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.1% continued

Environmental Control – 0.4%

Allied Waste North America, Inc.,
6.13%, 2/15/14	$980	$1,012

Forest Products & Paper – 0.4%

International Paper Co.,
7.95%, 6/15/18 †	900	1,042

Insurance – 3.3%

Liberty Mutual Group, Inc.,

5.75%, 3/15/14 (1)(2)†	460	464

Metropolitan Life Global Funding I,

2.88%, 9/17/12 (1)	1,685	1,705

5.13%, 4/10/13 (1)	310	333

5.13%, 6/10/14 (1)(2)	755	811

New York Life Global Funding,

4.65%, 5/9/13 (1)(2)	1,385	1,482

Pricoa Global Funding I,

4.20%, 1/15/10 (1)(2)	1,535	1,535

5.45%, 6/11/14 (1)(2)	1,485	1,582

Protective Life Corp.,
8.45%, 10/15/39	1,395	1,368
		9,280

Iron/Steel – 0.4%

ArcelorMittal USA, Inc.,
6.50%, 4/15/14 †	1,085	1,165

Lodging – 0.4%

Hyatt Hotels Corp.,
6.88%, 8/15/19 (1)(2)	1,190	1,230

Media – 0.6%

Comcast Corp.,

6.55%, 7/1/39 †	550	585

DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
7.63%, 5/15/16	1,140	1,228
		1,813

Metal Fabrication/Hardware – 0.5%

Commercial Metals Co.,
7.35%, 8/15/18	1,300	1,408

Office/Business Equipment – 0.4%

Xerox Corp.,
5.50%, 5/15/12	1,015	1,076

Oil & Gas – 1.7%

Premcor Refining Group (The), Inc.,

6.75%, 5/1/14	2,370	2,448

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 24.1% continued

Oil & Gas – 1.7% continued

Questar Market Resources, Inc.,

6.80%, 3/1/20	$535	$576

Rowan Cos, Inc.,

7.88%, 8/1/19	1,110	1,224

XTO Energy, Inc.,
4.63%, 6/15/13	580	611
		4,859

Oil & Gas Services – 0.3%

Smith International, Inc.,
9.75%, 3/15/19 †	670	859

Pharmaceuticals – 1.2%

Eli Lilly & Co.,

3.55%, 3/6/12	1,260	1,326

Express Scripts, Inc.,

5.25%, 6/15/12	700	751

Pfizer, Inc.,
4.45%, 3/15/12	1,265	1,348
		3,425

Pipelines – 0.5%

Enterprise Products Operating LLC,

4.60%, 8/1/12 †	865	916

Plains All American Pipeline LP,
4.25%, 9/1/12	630	657
		1,573

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc.,
10.00%, 6/15/14 (1)(2)†	215	184

Retail – 0.6%

CVS Caremark Corp.,

6.60%, 3/15/19 †	355	398
6.13%, 9/15/39	1,230	1,221
		1,619

Telecommunications – 1.4%

Cellco Partnership/Verizon Wireless Capital LLC,

3.75%, 5/20/11	2,325	2,408

8.50%, 11/15/18	665	850

Verizon Communications, Inc.,
7.35%, 4/1/39	520	619
		3,877
Total Corporate Bonds
(Cost $65,793)		68,721

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.7%

Banks – 2.4%

Barclays Bank PLC,

5.00%, 9/22/16 †	$1,665	$1,727

Credit Suisse New York,

5.00%, 5/15/13	1,795	1,938

5.50%, 5/1/14 †	615	675

Westpac Banking Corp.,

2.25%, 11/19/12	1,680	1,693
4.88%, 11/19/19	945	959
		6,992

Electric – 0.3%

TransAlta Corp.,
4.75%, 1/15/15	765	779

Insurance - 1.1%

Allied World Assurance Holdings Ltd.,

7.50%, 8/1/16	845	908

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)(2)	1,270	927

XL Capital Ltd.,
6.50%, 4/15/17	1,735	1,258
		3,093

Media – 0.1%

Grupo Televisa S.A.,
6.63%, 1/15/40 (1)	465	458

Mining – 0.6%

Anglo American Capital PLC,

9.38%, 4/8/14 (1)(2)†	760	911

Vale Overseas Ltd.,
6.88%, 11/10/39	715	739
		1,650

Miscellaneous Manufacturing – 0.8%

Tyco Electronics Group S.A.,

6.00%, 10/1/12	1,555	1,672

Tyco International Finance S.A.,
4.13%, 10/15/14	495	515
		2,187

Oil & Gas – 1.0%

Nexen, Inc.,

6.40%, 5/15/37 †	600	600

7.50%, 7/30/39	705	793

Petrobras International Finance Co.,
6.88%, 1/20/40 †	1,420	1,462
		2,855

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.7% continued

Telecommunications – 0.4%

America Movil S.A.B de C.V.,
5.63%, 11/15/17 †	$1,080	$1,156
Total Foreign Issuer Bonds
(Cost $19,075)		19,170

U.S. GOVERNMENT AGENCIES – 42.6% (3)

Fannie Mae – 31.5%

2.05%, 10/19/12	1,395	1,401

1.88%, 10/29/12	1,982	1,992

3.13%, 9/29/14	2,700	2,730

2.63%, 11/20/14	1,190	1,212

Pool #255452,

5.50%, 10/1/19	1,380	1,491

Pool #257314,

5.00%, 8/1/23	775	825

Pool #545437,

7.00%, 2/1/32	9	10

Pool #585617,

7.00%, 5/1/31 (4)	–	–

Pool #695066,

5.50%, 4/1/33	4,247	4,537

Pool #725424,

5.50%, 4/1/34	5,473	5,847

Pool #725787,

5.00%, 9/1/19	3,728	3,988

Pool #735893,

5.00%, 10/1/35	2,390	2,511

Pool #829125,

5.50%, 10/1/35	2,697	2,879

Pool #831810,

6.00%, 9/1/36	3,369	3,622

Pool #869217,

5.47%, 2/1/36	2,116	2,220

Pool #871232,

6.00%, 4/1/36	1,820	1,957

Pool #890001,

5.00%, 2/1/38	5,060	5,317

Pool #890009,

5.50%, 9/1/36	3,360	3,590

Pool #893082,

5.82%, 9/1/36	1,455	1,539

Pool #934476,

4.50%, 3/1/23	2,631	2,762

Pool #946869,

6.00%, 9/1/37	804	863

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 42.6% (3) continued

Fannie Mae – 31.5% continued

Pool #955782,

6.50%, 10/1/37	$1,845	$1,995

Pool #988916,

5.00%, 8/1/23	1,251	1,330

Pool #991529,

6.00%, 11/1/38	3,321	3,565

Pool TBA,

5.00%, 12/15/39 (5)	6,798	7,129

5.50%, 12/15/39 (5)	9,681	10,295

6.00%, 12/15/39 (5)	8,550	9,165
6.50%, 12/15/39 (5)	4,750	5,131
		89,903

Federal Home Loan Bank – 0.8%
1.63%, 11/21/12	2,192	2,212

Freddie Mac - 3.4%

Pool #1B3575,

6.12%, 9/1/37	1,477	1,579

Pool #1G2296,

6.17%, 11/1/37	2,268	2,428

Pool #1J0365,

5.90%, 4/1/37	1,524	1,620

Pool #1J2840,

5.94%, 9/1/37	1,823	1,936

Pool #848076,

5.57%, 6/1/38	1,292	1,362

Pool TBA,
6.50%, 12/1/27 (5)	750	809
		9,734

Freddie Mac Gold – 6.1%

Pool #A61560,

5.50%, 10/1/36	3,106	3,317

Pool #A62213,

6.00%, 6/1/37	2,352	2,529

Pool #A65182,

6.50%, 9/1/37	863	933

Pool #C00910,

7.50%, 1/1/30	497	566

Pool #C02790,

6.50%, 4/1/37	1,498	1,619

Pool #C02838,

5.50%, 5/1/37	2,119	2,259

Pool #G01954,

5.00%, 11/1/35	2,355	2,475

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 42.6% (3) continued

Freddie Mac Gold – 6.1% continued

Pool #G02869,
5.00%, 11/1/35	$3,390	$3,561
		17,259

Government National Mortgage Association – 0.8%

Pool #486873,

6.50%, 1/15/29 (4)	–	–

Pool #627123,

5.50%, 3/15/34	1,059	1,135

Series 2008, Class 8A,
3.61%, 11/16/27	1,244	1,271
		2,406
Total U.S. Government Agencies
(Cost $116,409)		121,514

U.S. GOVERNMENT OBLIGATIONS – 17.6%

U.S. Treasury Bonds – 2.1%
4.50%, 8/15/39 †	5,709	5,998

U.S. Treasury Notes – 15.5%

1.38%, 11/15/12 †	3	3

2.13%, 11/30/14 †	12,027	12,094

2.75%, 11/30/16 †	13,526	13,577
3.38%, 11/15/19 †	18,227	18,495
		44,169
Total U.S. Government Obligations
(Cost $49,490)		50,167

MUNICIPAL BONDS – 1.6%

California – 0.5%

Los Angeles Unified School District, Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds,
5.75%, 7/1/34	1,375	1,331

New York – 0.7%

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds,

7.34%, 11/15/39	450	536

New York City Transitional Finance Authority Revenue Bonds, Future Tax Secured, Build America Bonds,
5.77%, 8/1/36	1,450	1,473
		2,009

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 1.6% continued

Ohio – 0.4%

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds,
6.45%, 2/15/44 (5)	$1,200	$1,243
Total Municipal Bonds
(Cost $4,488)		4,583

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 28.4%
Northern Institutional Funds - Liquid Assets Portfolio (6)(7)	80,802,076	$80,802
Total Investment Companies
(Cost $80,802)		80,802

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 12.3%

Calyon, Grand Cayman, Eurodollar Time Deposit,

0.15%, 12/1/09	$34,375	$34,375

U.S. Treasury Bill,
0.26%, 2/11/10 (8)	650	650
Total Short-Term Investments
(Cost $35,025)		35,025

Total Investments – 135.5%
(Cost $377,232)		386,156
Liabilities less Other Assets – (35.5)%		(101,190)
NET ASSETS – 100%		$284,966

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of these restricted illiquid securities amounted to approximately $16,903,000 or 5.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)

Anglo American Capital PLC,
9.38%, 4/8/14	4/2/09	$760

Anheuser-Busch InBev Worldwide, Inc.,
6.88%, 11/15/19	11/6/09	1,552

BAE Systems Holdings, Inc.,
6.38%, 6/1/19	6/1/09-8/3/09	1,558

Catlin Insurance Co. Ltd.,
7.25%, 1/19/17	1/11/07-6/27/07	1,257

Erac USA Finance Co.,
7.00%, 10/15/37	10/10/07	719

Hyatt Hotels Corp.,
6.88%, 8/15/19	8/10/09	1,188

iStar Financial, Inc.,
10.00%, 6/15/14	4/26/06	419

Liberty Mutual Group, Inc.,
5.75%, 3/15/14	6/16/09-10/20/09	410

Massachusetts Electric Co.,
5.90%, 11/15/39	11/10/09	777

Meccanica Holdings USA,
6.25%, 1/15/40	10/20/09-11/17/09	1,561

Metropolitan Life Global Funding I,
5.13%, 6/10/14	6/3/09	751

Miller Brewing Co.,
5.50%, 8/15/13	3/6/09	774

New York Life Global Funding,
4.65%, 5/9/13	10/27/09	1,472

Power Receivable Finance LLC,
6.29%, 1/1/12	9/30/03	549

Pricoa Global Funding l,
4.20%, 1/15/10	3/12/09-3/13/09	1,420

Pricoa Global Funding I,
5.45%, 6/11/14	6/4/09	1,482

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Principal amount is less than $500.
(5)	When-Issued Security.
(6)	Investment in affiliated portfolio.
(7)	Investment relates to cash collateral received from portfolio securities loaned.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

At November 30, 2009, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	69.6%
AA	5.4
A	7.9
BAA	17.0
B	0.1

Total	100.0%

* Standard & Poor’s Rating Services

At November 30, 2009, the Bond Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (000S)
Ten Year U.S. Treasury Note	47	$5,695	Long	12/09	$259

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2– Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3– Valuation based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, accumulated by the Portfolio’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2009:

INVESTMENTS	Level 1 (000S)	Level 2 (000S)		Level 3 (000S)	Total (000S)
Asset-Backed Securities	$–	$6,174	(1)	$–	$6,174
Corporate Bonds
Aerospace/Defense	–	–		3,247	3,247
Agriculture	–	2,753		–	2,753
Banks	–	11,790		–	11,790
Beverages	–	–		2,464	2,464
Chemicals	–	1,292		–	1,292
Commercial Services	–	–		706	706
Diversified Financial Services	–	6,821		558	7,379
Electric	–	1,457		802	2,259
Electronics	–	2,409		–	2,409
Environmental Control	–	1,012		–	1,012
Forest Products & Paper	–	1,042		–	1,042
Insurance	–	3,406		5,874	9,280
Iron/Steel	–	1,165		–	1,165
Lodging	–	–		1,230	1,230
Media	–	1,813		–	1,813
Metal Fabrication/ Hardware	–	1,408		–	1,408
Office/Business Equipment	–	1,076		–	1,076
Oil & Gas	–	4,859		–	4,859
Oil & Gas Services	–	859		–	859
Pharmaceuticals	–	3,425		–	3,425
Pipelines	–	1,573		–	1,573
Real Estate Investment Trusts	–	–		184	184
Retail	–	1,619		–	1,619
Telecommunications	–	3,877		–	3,877
Foreign Issuer Bonds
Banks	–	6,992		–	6,992
Electric	–	779		–	779
Insurance	–	2,166		927	3,093
Media	–	458		–	458
Mining	–	739		911	1,650
Miscellaneous Manufacturing	–	2,187		–	2,187
Oil & Gas	–	2,855		–	2,855
Telecommunications	–	1,156		–	1,156
U.S. Government Agencies	–	121,514	(1)	–	121,514
U.S. Government Obligations	–	50,167	(1)	–	50,167
Municipal Bonds	–	4,583	(1)	–	4,583
Investment Companies	80,802	–		–	80,802
Short-Term Investments	–	35,025		–	35,025
Total Investments	$80,802	$288,451		$16,903	$386,156

Other Financial Instruments *	$259	$–		$–	$259

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Bonds
Aerospace/Defense	$–	$–	$128	$3,119	$–	$3,247
Beverages	–	(16)	138	2,342	–	2,464
Commercial Services	–	–	272	–	434	706
Diversified Financial Services	–	–	(194)	–	752	558
Electric	–	–	25	777	–	802
Insurance	–	–	339	5,535	–	5,874
Lodging	–	–	42	1,188	–	1,230
Real Estate Investment Trusts	–	–	(235)	419	–	184
Foreign Issuer Bonds
Insurance	–	–	599	–	328	927
Mining	–	–	151	760	–	911
Total	$–	$(16)	$1,265	$14,140	$1,514	$16,903

The amount of change in total unrealized gain on investments in Level 3 securities still held at November 30, 2009 was approximately $1,485, which is included in the Statements of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 1.8%

Commercial Mortgage Services – 1.8%

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2,

5.32%, 9/10/47	$950	$957

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2,

5.08%, 2/15/31	250	251

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2,
5.26%, 9/15/39	525	533
		1,741
Total Asset-Backed Securities
(Cost $1,730)		1,741

CORPORATE BONDS – 23.6%

Aerospace/Defense – 1.0%

BAE Systems Holdings, Inc.,

6.38%, 6/1/19 (1)(2)	410	455

Meccanica Holdings USA,
6.25%, 1/15/40 (1)(2)†	510	515
		970

Agriculture – 1.0%

Altria Group, Inc.,

9.95%, 11/10/38	200	259

Bunge Ltd. Finance Corp.,

8.50%, 6/15/19	190	221

Lorillard Tobacco Co.,
8.13%, 6/23/19	400	443
		923

Banks – 2.4%

Goldman Sachs Group (The), Inc.,

5.15%, 1/15/14	220	234

5.95%, 1/18/18	300	321

JPMorgan Chase Bank N.A.,

6.00%, 10/1/17	440	472

Morgan Stanley,

4.20%, 11/20/14	270	271

6.25%, 8/28/17	300	321

SunTrust Bank, FRN,
0.38%, 5/21/12	680	645
		2,264

Beverages – 0.8%

Anheuser-Busch InBev Worldwide, Inc.,

6.88%, 11/15/19 (1)(2)†	450	514

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.6% continued

Beverages – 0.8% continued

Miller Brewing Co.,
5.50%, 8/15/13 (1)(2)	$220	$238
		752

Chemicals – 0.5%

Mosaic (The) Co.,
7.63%, 12/1/16 (1)	480	515

Commercial Services – 0.5%

Erac USA Finance Co.,
7.00%, 10/15/37 (1)(2)	455	443

Diversified Financial Services – 3.4%

Bear Stearns (The) Cos. LLC,

7.25%, 2/1/18	240	277

Capital One Bank USA N.A.,

8.80%, 7/15/19	245	290

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	320	327

International Lease Finance Corp.,

5.75%, 6/15/11	420	390

John Deere Capital Corp.,

5.25%, 10/1/12	375	411

Merrill Lynch & Co., Inc.,

6.05%, 5/16/16	140	142

Nelnet, Inc.,

5.13%, 6/1/10	930	924

Power Receivable Finance LLC,

6.29%, 1/1/12 (1)(2)†	120	122

TD Ameritrade Holding Corp.,
5.60%, 12/1/19	350	356
		3,239

Electric – 0.7%

Massachusetts Electric Co.,

5.90%, 11/15/39 (1)(2)	260	268

Nevada Power Co.,
6.50%, 8/1/18	345	382
		650

Electronics – 0.8%

Agilent Technologies, Inc.,

6.50%, 11/1/17	450	481

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12 (1)	205	205
3.25%, 11/18/14 (1)	85	86
		772

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.6% continued

Environmental Control – 0.4%

Allied Waste North America, Inc.,
6.13%, 2/15/14	$390	$403

Forest Products & Paper – 0.4%

International Paper Co.,
7.95%, 6/15/18 †	290	336

Insurance – 3.6%

Liberty Mutual Group, Inc.,

5.75%, 3/15/14 (1)(2)†	145	146

Metropolitan Life Global Funding I,

2.88%, 9/17/12 (1)	660	668

5.13%, 4/10/13 (1)	105	113

5.13%, 6/10/14 (1)(2)	220	236

New York Life Global Funding,

4.65%, 5/9/13 (1)(2)	455	487

Pricoa Global Funding I,

4.20%, 1/15/10 (1)(2)	820	820

5.45%, 6/11/14 (1)(2)†	465	495

Protective Life Corp.,
8.45%, 10/15/39 †	470	461
		3,426

Iron/Steel – 0.4%

ArcelorMittal USA, Inc.,
6.50%, 4/15/14 †	345	370

Lodging – 0.5%

Hyatt Hotels Corp.,
6.88%, 8/15/19 (1)(2)	475	491

Media – 0.7%

Comcast Corp.,

6.55%, 7/1/39	170	181

DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
7.63%, 5/15/16	440	474
		655

Metal Fabrication/Hardware – 0.4%

Commercial Metals Co.,
7.35%, 8/15/18	365	395

Office/Business Equipment – 0.3%

Xerox Corp.,
5.50%, 5/15/12	305	323

Oil & Gas – 1.8%

Premcor Refining Group (The), Inc.,

6.75%, 5/1/14	780	806

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.6% continued

Oil & Gas – 1.8% continued

Questar Market Resources, Inc.,

6.80%, 3/1/20	$210	$226

Rowan Cos, Inc.,

7.88%, 8/1/19	365	402

XTO Energy, Inc.,
4.63%, 6/15/13 †	240	253
		1,687

Oil & Gas Services – 0.2%

Smith International, Inc.,
9.75%, 3/15/19 †	170	218

Pharmaceuticals – 1.0%

Eli Lilly & Co.,

3.55%, 3/6/12	520	547

Express Scripts, Inc.,

5.25%, 6/15/12	30	32

Pfizer, Inc.,
4.45%, 3/15/12	350	373
		952

Pipelines – 0.5%

Enterprise Products Operating LLC,

4.60%, 8/1/12 †	220	233

Plains All American Pipeline LP/PAA Finance Corp.,
4.25%, 9/1/12	270	282
		515

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc.,
10.00%, 6/15/14 (1)(2)	105	90

Retail – 0.9%

CVS Caremark Corp.,

6.60%, 3/15/19 †	365	409
6.13%, 9/15/39	410	407
		816

Telecommunications – 1.3%

Cellco Partnership/Verizon Wireless Capital LLC,

3.75%, 5/20/11	710	736

8.50%, 11/15/18	170	217

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.6% continued

Telecommunications – 1.3% continued

Verizon Communications, Inc.,
7.35%, 4/1/39	$210	$250
		1,203
Total Corporate Bonds
(Cost $21,444)		22,408

FOREIGN ISSUER BONDS – 7.2%

Banks – 2.4%

Barclays Bank PLC,

5.00%, 9/22/16	545	565

Credit Suisse New York,

5.00%, 5/15/13	620	670

5.50%, 5/1/14 †	170	187

Westpac Banking Corp.,

2.25%, 11/19/12	575	579
4.88%, 11/19/19 †	315	320
		2,321

Electric – 0.3%

TransAlta Corp.,
4.75%, 1/15/15	240	244

Insurance – 1.7%

Allied World Assurance Holdings Ltd.,

7.50%, 8/1/16	440	473

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)(2)	695	507

XL Capital Ltd.,
6.50%, 4/15/17 †	870	631
		1,611

Media – 0.2%

Grupo Televisa S.A.,
6.63%, 1/15/40 (1)	155	152

Mining – 0.5%

Anglo American Capital PLC,

9.38%, 4/8/14 (1)(2)†	235	282

Vale Overseas Ltd.,
6.88%, 11/10/39	235	243
		525

Miscellaneous Manufacturing – 0.7%

Tyco Electronics Group S.A.,

6.00%, 10/1/12	440	473

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.2% continued

Miscellaneous Manufacturing – 0.7% continued

Tyco International Finance S.A.,
4.13%, 10/15/14	$175	$182
		655

Oil & Gas – 1.0%

Nexen, Inc.,

6.40%, 5/15/37 †	270	270

7.50%, 7/30/39	170	191

Petrobras International Finance Co.,
6.88%, 1/20/40 †	470	484
		945

Telecommunications – 0.4%

America Movil S.A.B de C.V.,
5.63%, 11/15/17 †	350	375
Total Foreign Issuer Bonds
(Cost $6,932)		6,828

U.S. GOVERNMENT AGENCIES – 45.3% (3)

Fannie Mae – 27.0%

2.05%, 10/19/12	947	951

1.88%, 10/29/12	672	676

3.13%, 9/29/14	1,000	1,011

2.63%, 11/20/14	799	814

Pool #255452,

5.50%, 10/1/19	811	876

Pool #535714,

7.50%, 1/1/31	40	46

Pool #555599,

7.00%, 4/1/33	102	113

Pool #656035,

7.50%, 9/1/32	38	43

Pool #712130,

7.00%, 6/1/33	51	57

Pool #725424,

5.50%, 4/1/34	1,443	1,541

Pool #725787,

5.00%, 9/1/19	1,338	1,431

Pool #735893,

5.00%, 10/1/35	526	552

Pool #797773,

5.00%, 3/1/20	125	133

Pool #829125,

5.50%, 10/1/35	1,275	1,360

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 45.3% (3) continued

Fannie Mae – 27.0% continued

Pool #831810,

6.00%, 9/1/36	$2,766	$2,975

Pool #845182,

5.50%, 11/1/35	1,239	1,322

Pool #869217,

5.47%, 2/1/36	1,073	1,126

Pool #871232,

6.00%, 4/1/36	1,788	1,922

Pool #890001,

5.00%, 2/1/38	1,280	1,345

Pool #890009,

5.50%, 9/1/36	1,804	1,927

Pool #893082,

5.82%, 9/1/36	656	694

Pool #934476,

4.50%, 3/1/23	1,243	1,305

Pool #946869,

6.00%, 9/1/37	546	587

Pool TBA,

5.00%, 12/15/39 (4)	1,794	1,881
6.50%, 12/15/39 (4)	879	949
		25,637

Freddie Mac – 4.0%

Pool #1B3575,

6.08%, 9/1/37	636	680

Pool #1G2296,

6.17%, 11/1/37	1,168	1,249

Pool #1J0365,

5.90%, 4/1/37	802	853

Pool #1J2840,
5.94%, 9/1/37	911	968
		3,750

Freddie Mac Gold – 13.3%

Pool #A61560,

5.50%, 10/1/36	2,605	2,782

Pool #A62213,

6.00%, 6/1/37	1,568	1,686

Pool #A65182,

6.50%, 9/1/37	1,970	2,129

Pool #C02790,

6.50%, 4/1/37	1,178	1,273

Pool #C02838,

5.50%, 5/1/37	1,677	1,787

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 45.3% (3) continued

Freddie Mac Gold – 13.3% continued

Pool #G01954,

5.00%, 11/1/35	$1,346	$1,414

Pool #G02869,
5.00%, 11/1/35	1,525	1,603
		12,674

Government National Mortgage Association – 1.0%

Pool #604183,

5.50%, 4/15/33	44	47

Pool #627123,

5.50%, 3/15/34	390	418

Pool #633627,

5.50%, 9/15/34	52	56

Series 2008, Class 8A,
3.61%, 11/16/27	444	454
		975
Total U.S. Government Agencies
(Cost $40,651)		43,036
U.S. GOVERNMENT OBLIGATIONS – 14.8%

U.S. Treasury Bonds – 1.8%
4.50%, 8/15/39 †	1,653	1,737

U.S. Treasury Notes – 13.0%

1.38%, 11/15/12 †	2	2

2.13%, 11/30/14 †	3,084	3,101

2.75%, 11/30/16 †	1,664	1,670
3.38%, 11/15/19 †	7,470	7,580
		12,353
Total U.S. Government Obligations
(Cost $13,877)		14,090
MUNICIPAL BONDS – 1.7%

California – 0.5%

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds,
5.75%, 7/1/34	475	460

New York – 0.8%

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds,

7.34%, 11/15/39	215	256

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 1.7% continued

New York – 0.8% continued

New York City Transitional Finance Authority Taxable Revenue Bonds, Build America Bonds,
5.77%, 8/1/36	$475	$483
		739

Ohio – 0.4%

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds,
6.45%, 2/15/44 (4)	380	393
Total Municipal Bonds
(Cost $1,550)		1,592

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 25.3%
Northern Institutional Funds – Liquid Assets Portfolio (5)(6)	24,054,107	$24,054
Total Investment Companies
(Cost $24,054)		24,054

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 4.4%

Calyon, Grand Cayman, Eurodollar Time Deposit,

0.15%, 12/1/09	$3,715	$3,715

U.S. Treasury Bill,
0.26%, 2/11/10 (7)	475	475
Total Short-Term Investments
(Cost $4,190)		4,190

Total Investments – 124.1%
(Cost $114,428)		117,939
Liabilities less Other Assets – (24.1)%		(22,908)
NET ASSETS – 100.0%		$95,031

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of these restricted illiquid securities amounted to approximately $6,109,000 or 6.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Anglo American Capital PLC,
9.38%, 4/8/14	4/2/09	$235

Anheuser-Busch InBev Worldwide, Inc.,
6.88%, 11/15/09	11/6/09	502

BAE Systems Holdings, Inc.,
6.38%, 6/1/19	6/1/09	409

Catlin Insurance Co. Ltd.,
7.25%, 1/19/17	1/11/07-6/27/07	687

Erac USA Finance Co.,
7.00%, 10/15/37	10/10/07	451

Hyatt Hotels Corp.,
6.88%, 8/15/19	8/10/09	474

iStar Financial, Inc.,
10.00%, 6/15/14	4/26/06	205

Liberty Mutual Group, Inc.,
5.75%, 3/15/14	6/16/09-10/20/09	123

Massachusetts Electric Co.,
5.90%, 11/15/39	11/10/09	259

Meccanica Holdings USA,
6.25%, 1/15/40	10/20/09-11/17/09	511

Metropolitan Life Global Funding I,
5.13%, 6/10/14	6/3/09	219

Miller Brewing Co.,
5.50%, 8/15/13	3/6/09	210

New York Life Global Funding,
4.65%, 5/9/13	10/27/09	484

Power Receivable Finance LLC,
6.29%, 1/1/12	9/30/03	120

Pricoa Global Funding I,
4.20%, 1/15/10	3/12/09-3/13/09	759

Pricoa Global Funding I,
5.45%, 6/11/14	6/4/09	464

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated portfolio.
(6)	Investment relates to cash collateral received from portfolio securities loaned.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

At November 30, 2009, the credit quality distribution (unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	67.6%
AA	5.2
A	8.3
BAA	17.8
BA	1.0
B	0.1

Total	100.0%

* Standard & Poor’s Rating Services

At November 30, 2009, the Core Bond Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (000S)
Ten Year U.S. Treasury Note	27	$3,272	Long	12/09	$148

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 — Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 — Valuation based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, accumulated by the Portfolio’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Core Bond Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$1,741	(1)	$–	$1,741
Corporate Bonds
Aerospace/Defense	–	–		970	970
Agriculture	–	923		–	923
Banks	–	2,264		–	2,264
Beverages	–	–		752	752
Chemicals	–	515		–	515
Commercial Services	–	–		443	443
Diversified Financial Services	–	3,117		122	3,239
Electric	–	382		268	650
Electronics	–	772		–	772
Environmental Control	–	403		–	403
Forest Products & Paper	–	336		–	336
Insurance	–	1,242		2,184	3,426
Iron/Steel	–	370		–	370
Lodging	–	–		491	491
Media	–	655		–	655
Metal Fabrication/ Hardware	–	395		–	395
Office/Business Equipment	–	323		–	323
Oil & Gas	–	1,687		–	1,687
Oil & Gas Services	–	218		–	218
Pharmaceuticals	–	952		–	952
Pipelines	–	515		–	515
Real Estate Investment Trusts	–	–		90	90
Retail	–	816		–	816
Telecommunications	–	1,203		–	1,203
Foreign Issuer Bonds
Banks	–	2,321		–	2,321
Electric	–	244		–	244
Insurance	–	1,104		507	1,611
Media	–	152		–	152
Mining	–	243		282	525
Miscellaneous Manufacturing	–	655		–	655
Oil & Gas	–	945		–	945
Telecommunications	–	375		–	375
U.S. Government Agencies	–	43,036	(1)	–	43,036
U.S. Government Obligations	–	14,090	(1)	–	14,090
Municipal Bonds	–	1,592	(1)	–	1,592
Investment Companies	24,054	–		–	24,054
Short-Term Investments	–	4,190		–	4,190
Total Investments	$24,054	$87,776		$6,109	$117,939

Other Financial Instruments*	$148	$–		$–	$148

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued	NOVEMBER 30, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Bonds
Aerospace/Defense	$–	$5	$50	$915	$–	$970
Beverages	–	15	40	697	–	752
Commercial Services	–	–	170	–	273	443
Diversified Financial Services	–	–	(42)	–	164	122
Electric	–	–	9	259	–	268
Insurance	–	12	136	2,036	–	2,184
Lodging	–	–	17	474	–	491
Real Estate Investment Trusts	–	–	(115)	205	–	90
Foreign Issuer Bonds
Insurance	–	–	250	–	257	507
Mining	–	15	47	220	–	282

Total	$–	$47	$562	$4,806	$694	$6,109

The amount of change in total unrealized gain on investments in Level 3 securities still held at November 30, 2009 was approximately $909, which is included in the Statements of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.0%

U.S. Treasury Bonds – 22.5%

7.25%, 5/15/16 †	$1,500	$1,920

8.88%, 8/15/17	1,500	2,120

9.00%, 11/15/18	3,200	4,677

8.13%, 8/15/19 †	400	563

8.75%, 8/15/20 †	1,000	1,481

8.13%, 5/15/21 †	1,000	1,437

8.00%, 11/15/21 †	1,100	1,576

7.63%, 11/15/22	400	563

6.25%, 8/15/23 †	1,000	1,267

6.88%, 8/15/25 †	1,000	1,355

6.50%, 11/15/26 †	1,500	1,975

6.13%, 11/15/27	1,000	1,272

5.25%, 11/15/28 †	1,000	1,159

6.25%, 5/15/30 †	2,500	3,252

4.75%, 2/15/37 †	1,250	1,364

5.00%, 5/15/37 †	500	567

4.38%, 2/15/38 †	1,000	1,028

4.50%, 5/15/38 †	1,500	1,575

4.25%, 5/15/39 †	500	504
4.50%, 8/15/39 †	800	840
		30,495

U.S. Treasury Notes – 76.5%

4.38%, 12/15/10 †	1,500	1,564

0.88%, 12/31/10 †	2,500	2,516

0.88%, 1/31/11 †	2,000	2,013

5.00%, 2/15/11 †	1,900	2,007

0.88%, 2/28/11 †	1,000	1,006

4.75%, 3/31/11	500	529

0.88%, 4/30/11 †	1,000	1,007

4.88%, 5/31/11 †	2,200	2,348

1.13%, 6/30/11	1,500	1,516

4.88%, 7/31/11	2,000	2,146

4.63%, 8/31/11 †	1,700	1,822

1.00%, 9/30/11 †	3,000	3,023

4.63%, 10/31/11 †	1,200	1,292

4.50%, 11/30/11 †	3,000	3,229

1.13%, 12/15/11 †	2,500	2,521

4.75%, 1/31/12	1,250	1,358

4.63%, 2/29/12	1,000	1,086

4.50%, 3/31/12	1,000	1,085

4.50%, 4/30/12	3,000	3,264

4.88%, 6/30/12 †	1,000	1,102

4.63%, 7/31/12	500	549

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.0% continued

U.S. Treasury Notes – 76.5% continued

1.75%, 8/15/12 †	$1,000	$1,021

4.13%, 8/31/12 †	1,000	1,086

1.38%, 9/15/12 †	1,500	1,515

4.25%, 9/30/12 †	1,200	1,309

3.88%, 10/31/12 †	1,300	1,406

1.38%, 11/15/12	1,500	1,512

4.00%, 11/15/12 †	950	1,032

3.63%, 12/31/12	400	430

2.88%, 1/31/13	300	316

2.50%, 3/31/13	3,000	3,125

3.63%, 5/15/13	2,500	2,698

4.25%, 8/15/13 †	1,500	1,655

3.13%, 9/30/13 †	2,000	2,124

2.75%, 10/31/13 †	1,800	1,884

4.25%, 11/15/13	2,000	2,211

2.00%, 11/30/13 †	2,000	2,035

1.75%, 1/31/14	1,000	1,004

1.88%, 4/30/14 †	1,000	1,004

4.75%, 5/15/14 †	1,500	1,694

2.63%, 6/30/14 †	3,000	3,107

4.25%, 8/15/14 †	500	555

2.38%, 9/30/14 †	2,500	2,552

2.38%, 10/31/14 †	500	509

4.25%, 11/15/14 †	2,000	2,218

4.00%, 2/15/15 †	2,000	2,192

4.13%, 5/15/15 †	1,000	1,101

4.25%, 8/15/15 †	2,000	2,213

4.50%, 11/15/15 †	1,250	1,402

4.50%, 2/15/16	1,000	1,121

3.25%, 6/30/16 †	2,000	2,088

4.88%, 8/15/16	1,000	1,143

3.00%, 9/30/16 †	900	921

3.13%, 10/31/16 †	1,000	1,029

2.75%, 11/30/16	3,300	3,312

4.63%, 2/15/17 †	1,000	1,126

4.25%, 11/15/17 †	800	877

3.50%, 2/15/18 †	500	519

3.88%, 5/15/18 †	3,000	3,191

4.00%, 8/15/18 †	1,000	1,070

2.75%, 2/15/19 †	3,000	2,901

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO continued	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.0% continued

U.S. Treasury Notes – 76.5% continued
3.63%, 8/15/19 †	$2,300	$2,380
		103,571
Total U.S. Government Obligations
(Cost $127,644)		134,066

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 42.1%
Northern Institutional Funds - Liquid Assets Portfolio (1)(2)	56,943,840	$56,944
Total Investment Companies
(Cost $56,944)		56,944

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.3%

Calyon, Grand Cayman, Eurodollar Time Deposit,
0.15%, 12/1/09	$1,816	$1,816
Total Short-Term Investments
(Cost $1,816)		1,816

Total Investments – 142.4%
(Cost $186,404)		192,826
Liabilities less Other Assets – (42.4)%		(57,451)
NET ASSETS – 100.0%		$135,375

(1)	Investment in affiliated portfolio.
(2)	Investment relates to cash collateral received from portfolio securities loaned.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Treasury Index Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations	$–	$134,066	(1)	$–	$134,066
Investment Companies	56,944	–		–	56,944
Short-Term Investments	–	1,816		–	1,816
Total Investments	$56,944	$135,882		$–	$192,826

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 1.4%

Commercial Mortgage Services – 1.4%

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2,

5.32%, 9/10/47	$265	$267

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2,

5.08%, 2/15/31	250	251

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2,
5.26%, 9/15/39	125	127
		645
Total Asset-Backed Securities
(Cost $643)		645

CORPORATE BONDS – 27.1%

Aerospace/Defense – 0.8%

BAE Systems Holdings, Inc.,

4.95%, 6/1/14 (1)(2)	165	173
6.38%, 6/1/19 (1)(2)	155	172
		345

Agriculture – 0.9%

Altria Group, Inc.,

9.25%, 8/6/19	150	183

Bunge Ltd. Finance Corp.,

8.50%, 6/15/19	45	53

Lorillard Tobacco Co.,
8.13%, 6/23/19	160	177
		413

Banks – 4.6%

Citibank N.A.,

1.88%, 6/4/12 †	555	565

Citigroup, Inc.,

2.88%, 12/9/11 †	478	496

Goldman Sachs Group (The), Inc.,

5.15%, 1/15/14	80	85

5.95%, 1/18/18	75	80

JPMorgan Chase & Co.,

5.75%, 1/2/13	255	276

JPMorgan Chase Bank N.A.,

6.00%, 10/1/17	190	204

Morgan Stanley,

4.20%, 11/20/14	85	85

6.25%, 8/28/17	95	102

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 27.1% continued

Banks – 4.6% continued

SunTrust Bank FRN,
0.38%, 5/21/12	$165	$157
		2,050

Beverages – 0.5%

Anheuser-Busch Cos., Inc.,

5.50%, 1/15/18	55	58

Anheuser-Busch InBev Worldwide, Inc.,
6.88%, 11/15/19 (1) (2)†	145	165
		223

Chemicals – 0.7%

Mosaic (The) Co.,

7.63%, 12/1/16 (2)	125	134

Praxair, Inc.,
3.25%, 9/15/15 †	170	175
		309

Computers – 0.3%

Hewlett-Packard Co.,
4.50%, 3/1/13	130	140

Diversified Financial Services – 3.1%

Bear Stearns (The) Cos. LLC,

7.25%, 2/1/18	90	104

Capital One Bank USA N.A.,

8.80%, 7/15/19	65	77

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	125	128

General Electric Capital Corp.,

2.25%, 3/12/12 (3)	350	359

HSBC Finance Corp.,

5.25%, 1/15/14 †	270	286

International Lease Finance Corp.,

5.75%, 6/15/11 †	100	93

John Deere Capital Corp.,

5.25%, 10/1/12	155	170

Merrill Lynch & Co., Inc.,

6.05%, 5/16/16	40	40

Power Receivable Finance LLC,

6.29%, 1/1/12 (1)(2)†	32	32

TD Ameritrade Holding Corp.,
5.60%, 12/1/19	110	112
		1,401

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 27.1% continued

Electric – 1.1%

Duke Energy Carolinas LLC,

5.10%, 4/15/18	$100	$107

Florida Power & Light Co.,

5.55%, 11/1/17 †	95	106

Florida Power Corp.,

5.65%, 6/15/18 †	110	122

Nevada Power Co.,
6.50%, 8/1/18	150	166
		501

Electronics – 0.5%

Agilent Technologies, Inc.,

6.50%, 11/1/17	145	155

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12 (2)	60	60
3.25%, 11/18/14 (2)	25	25
		240

Environmental Control – 0.2%

Allied Waste North America, Inc.,
6.13%, 2/15/14	105	108

Forest Products & Paper – 0.2%

International Paper Co.,
7.95%, 6/15/18 †	95	110

Healthcare - Products – 0.3%

Zimmer Holdings, Inc.,
4.63%, 11/30/19	150	153

Insurance – 2.7%

Liberty Mutual Group, Inc.,

5.75%, 3/15/14 (1)(2)†	50	51

Metropolitan Life Global Funding I,

2.88%, 9/17/12 (2)	180	182

5.13%, 4/10/13 (2)	30	32

5.13%, 6/10/14 (1)(2)	90	97

New York Life Global Funding,

4.65%, 5/9/13 (1)(2)	150	161

Pricoa Global Funding I,

4.20%, 1/15/10 (1)(2)	190	190

5.45%, 6/11/14 (1)(2)†	175	186

Protective Life Corp.,

7.38%, 10/15/19	145	148

Protective Life Secured Trust,
4.85%, 8/16/10	165	169
		1,216

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 27.1% continued

Iron/Steel – 0.3%

ArcelorMittal USA, Inc.,
6.50%, 4/15/14 †	$115	$124

Lodging – 0.3%

Hyatt Hotels Corp.,
6.88%, 8/15/19 (1)(2)	120	124

Media – 0.6%

Comcast Corp.,

5.70%, 7/1/19 †	145	155

DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
7.63%, 5/15/16	115	124
		279

Metal Fabrication/Hardware – 0.4%

Commercial Metals Co.,
7.35%, 8/15/18	155	168

Mining – 0.2%

Newmont Mining Corp.,
5.13%, 10/1/19 †	75	77

Miscellaneous Manufacturing – 0.4%

General Electric Co.,
5.25%, 12/6/17	150	156

Office/Business Equipment – 0.3%

Xerox Corp.,
5.50%, 5/15/12	130	138

Oil & Gas – 1.4%

ConocoPhillips,

4.40%, 5/15/13 †	50	54

Premcor Refining Group (The), Inc.,

6.75%, 5/1/14	330	341

Questar Market Resources, Inc.,

6.80%, 3/1/20	55	59

Rowan Cos., Inc.,

7.88%, 8/1/19 †	115	127

XTO Energy, Inc.,
4.63%, 6/15/13 †	60	63
		644

Oil & Gas Services – 0.2%

Smith International, Inc.,
9.75%, 3/15/19 †	80	103

Pharmaceuticals – 2.4%

Abbott Laboratories,

5.60%, 11/30/17	140	157

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 27.1% continued

Pharmaceuticals – 2.4% continued

Eli Lilly & Co.,

3.55%, 3/6/12	$155	$163

Express Scripts, Inc.,

5.25%, 6/15/12 †	75	80

Merck & Co., Inc.,

5.00%, 6/30/19	145	156

Pfizer, Inc.,

4.45%, 3/15/12	160	171

5.35%, 3/15/15	210	235

Schering-Plough Corp.,
6.00%, 9/15/17	95	108
		1,070

Pipelines – 1.3%

Consolidated Natural Gas Co.,

5.00%, 3/1/14 †	275	293

Enterprise Products Operating LLC,

4.60%, 8/1/12 †	100	106

Kinder Morgan Energy Partners LP,

6.00%, 2/1/17	90	97

Plains All American Pipeline LP/PAA Finance Corp.,
4.25%, 9/1/12	65	68
		564

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc.,
10.00%, 6/15/14 (1)(2)	25	21

Retail – 0.7%

CVS Caremark Corp.,

6.60%, 3/15/19 †	105	117

Lowe’s Cos., Inc.,

5.60%, 9/15/12 †	110	123

Wal-Mart Stores, Inc.,
4.25%, 4/15/13 †	60	65
		305

Telecommunications – 2.6%

AT&T, Inc.,

5.60%, 5/15/18	95	101

Cellco Partnership/Verizon Wireless Capital LLC,

3.75%, 5/20/11	270	280

8.50%, 11/15/18	80	102

CenturyTel, Inc.,

6.15%, 9/15/19	150	154

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORAT E BONDS – 27.1% continued

Telecommunications – 2.6% continued

Cisco Systems, Inc.,

4.45%, 1/15/20 †	$145	$148

Verizon Communications, Inc.,

8.75%, 11/1/18	150	190
6.35%, 4/1/19	170	191
		1,166
Total Corporate Bonds
(Cost $11,525)		12,148

FOREIGN ISSUER BONDS – 6.0%

Banks – 1.8%

Barclays Bank PLC,

5.00%, 9/22/16	215	223

Credit Suisse New York,

5.00%, 5/15/13	210	227

5.50%, 5/1/14 †	75	82

Westpac Banking Corp.,

2.25%, 11/19/12	175	176
4.88%, 11/19/19 †	95	97
		805

Beverages – 0.2%

SABMiller PLC,
5.50%, 8/15/13 (1)(2)	100	108

Diversified Financial Services – 0.4%

BP Capital Markets PLC,
3.13%, 3/10/12	165	172

Electric – 0.2%

TransAlta Corp.,
4.75%, 1/15/15	75	76

Food – 0.3%

Delhaize Group,
5.88%, 2/1/14 †	140	153

Insurance – 0.8%

Allied World Assurance Co. Holdings Ltd.,

7.50%, 8/1/16	100	108

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)(2)	155	113

XL Capital Ltd.,
6.50%, 4/15/17 †	215	156
		377

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.0% continued

Mining – 0.2%

Anglo American Capital PLC,
9.38%, 4/8/14 (1)(2)†	$90	$108

Miscellaneous Manufacturing – 0.5%

Tyco Electronics Group S.A.,

6.00%, 10/1/12	155	167

Tyco International Finance S.A.,
4.13%, 10/15/14	55	57
		224

Oil & Gas – 0.8%

Devon Financing Corp. ULC,

6.88%, 9/30/11	90	98

Nexen, Inc.,

5.65%, 5/15/17 †	160	165

Petrobras International Finance Co.,
5.75%, 1/20/20 †	75	77
		340

Telecommunications – 0.8%

America Movil S.A.B de C.V.,

5.63%, 11/15/17 †	115	123

Telefonos de Mexico S.A.B. de C.V.,
4.75%, 1/27/10	210	211
		334
Total Foreign Issuer Bonds
(Cost $2,669)		2,697

U.S. GOVERNMENT AGENCIES – 23.5% (4)

Fannie Mae – 20.9%

2.05%, 10/19/12	291	292

1.88%, 10/29/12	329	331

3.13%, 9/29/14	300	303

2.63%, 11/20/14	152	155

Pool #256883,

6.00%, 9/1/37	398	427

Pool #585617,

7.00%, 5/1/31 (5)	–	–

Pool TBA,

5.50%, 12/15/39 (6)	3,250	3,456
6.50%, 12/15/39 (6)	4,070	4,396
		9,360

Federal Home Loan Bank – 0.5%
1.63%, 11/21/12	191	193

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 23.5% (4) continued

Freddie Mac – 2.1%

Series 2647, Class PB,
5.00%, 10/15/28	$900	$951
Total U.S. Government Agencies
(Cost $10,455)		10,504

U.S. GOVERNMENT OBLIGATIONS – 39.6%

U.S. Treasury Notes – 39.6%

0.75%, 11/30/11	1,507	1,510

1.50%, 7/15/12 †	2	2

1.38%, 11/15/12 †	2,597	2,618

2.13%, 11/30/14 †	7,007	7,046

2.75%, 11/30/16 †	5,020	5,039
3.38%, 11/15/19 †	1,515	1,537
		17,752
Total U.S. Government Obligations
(Cost $17,631)		17,752

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 39.1%
Northern Institutional Funds – Liquid Assets Portfolio (7)(8)	17,516,368	$17,516
Total Investment Companies
(Cost $17,516)		17,516

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT- TERM INVESTMENTS – 19.6%

Calyon, Grand Cayman,

Eurodollar Time Deposit,

0.15%, 12/1/09	$6,178	$6,178

FHLB Discount Notes,

0.02%, 12/1/09	2,517	2,517

U.S. Treasury Bill,
0.26%, 2/11/10	75	75
Total Short-Term Investments
(Cost $8,770)		8,770

Total Investments – 156.3%
(Cost $69,209)		70,032
Liabilities less Other Assets – (56.3)%		(25,239)
NET ASSETS – 100.0%		$44,793

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

(1)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of these restricted illiquid securities amounted to approximately $1,701,000 or 3.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)

Anglo American Capital PLC,

9.38%, 4/8/14	4/2/09	$90

Anheuser-Busch InBev Worldwide, Inc.,

6.88%, 11/15/19	11/6/09	162

BAE Systems Holdings, Inc.,

4.95%, 6/1/14	6/1/09	165

BAE Systems Holdings, Inc.,

6.38%, 6/1/19	8/3/09	167

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17	1/11/07-6/27/07	153

Hyatt Hotels Corp.,

6.88%, 8/15/19	8/14/09	120

iStar Financial, Inc.,

10.00%, 6/15/14	4/26/06	49

Liberty Mutual Group, Inc.,

5.75%, 3/15/14	6/16/09-10/20/09	45

Metropolitan Life Global Funding I,

5.13%, 6/10/14	6/3/09	90

New York Life Global Funding,

4.65%, 5/9/13	10/27/09	159

Power Receivable Finance LLC,

6.29%, 1/1/12	9/30/03-8/24/07	32

Pricoa Global Funding I,

5.45%, 6/11/14	6/4/09	175

Pricoa Global Funding I,

4.20%, 1/15/10	3/12/09-3/13/09	176

SABMiller PLC,
5.50%, 8/15/13	3/06/09	96

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Securities are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (“TLGP”). Under this program, the FDIC guarantees with the full faith and credit of the U.S. government the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity of the debt or June 30, 2012.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Principal amount is less than $500.
(6)	When-Issued Security.
(7)	Investment in affiliated portfolio.
(8)	Investment relates to cash collateral received from portfolio securities loaned.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	70.0%
AA	5.4
A	10.4
BAA	14.1
B	0.1

Total	100.0%

*	Standard and Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuation based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, accumulated by the Portfolio’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	Level 1 (000S)	Level 2 (000S)		Level 3 (000S)	Total (000S)
Asset-Backed Securities	$–	$645	(1)	$–	$645
Corporate Bonds
Aerospace/Defense	–	–		345	345
Agriculture	–	413		–	413
Banks	–	2,050		–	2,050
Beverages	–	58		165	223
Chemicals	–	309		–	309
Computers	–	140		–	140
Diversified Financial Services	–	1,369		32	1,401
Electric	–	501		–	501
Electronics	–	240		–	240
Enviromental Control	–	108		–	108
Forest Products & Paper	–	110		–	110
Healthcare – Products	–	153		–	153
Insurance	–	531		685	1,216
Iron/Steel	–	124		–	124
Lodging	–	–		124	124
Media	–	279		–	279
Metal Fabrication/ Hardware	–	168		–	168
Mining	–	77		–	77
Miscellaneous Manufacturing	–	156		–	156

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued	NOVEMBER 30, 2009

INVESTMENTS	Level 1 (000S)	Level 2 (000S)		Level 3 (000S)	Total (000S)
Office/Business Equipment	$–	$138		$–	$138
Oil & Gas	–	644		–	644
Oil & Gas Services	–	103		–	103
Pharmaceuticals	–	1,070		–	1,070
Pipelines	–	564		–	564
Real Estate Investment
Trusts	–	–		21	21
Retail	–	305		–	305
Telecommunications	–	1,166		–	1,166
Foreign Issuer Bonds
Banks	–	805		–	805
Beverages		–		108	108
Diversified Financial Services	–	172		–	172
Electric	–	76		–	76
Food	–	153		–	153
Insurance	–	264		113	377
Mining	–	–		108	108
Miscellaneous Manufacturing	–	224		–	224
Oil & Gas	–	340		–	340
Telecommunications	–	334		–	334
U.S. Government Agencies	–	10,504	(1)	–	10,504
U.S. Government Obligations	–	17,752	(1)	–	17,752
Investment Companies	17,516	–		–	17,516
Short-Term Investments	–	8,770		–	8,770
Total Investments	$17,516	$50,815		$1,701	$70,032

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Bonds
Aerospace/Defense	$–	$3	$13	$329	$–	$345
Beverages	–	(2)	4	163	–	165
Diversified Financial Services	–	–	(11)	–	43	32
Insurance	–	–	40	645	–	685
Lodging	–	–	4	120	–	124
Real Estate Investment Trusts	–	–	(27)	48	–	21
Foreign Issuer Bonds
Beverages	–	–	13	95	–	108
Insurance	–	–	73	–	40	113
Mining	–	–	18	90	–	108
Total	$–	$1	$127	$1,490	$83	$1,701

The amount of change in total unrealized gain on investments in Level 3 securities still held at November 30, 2009 was approximately $139, which is included in the Statements of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 3.7%

Commercial Mortgage Services – 2.3%

Banc of America Commercial Mortgage,

Inc., Series 2006-5, Class A2,

5.32%, 9/10/47	$2,290	$2,308

LB-UBS Commercial Mortgage Trust, Series

2006-C1, Class A2,

5.08%, 2/15/31	1,000	1,005

LB-UBS Commercial Mortgage Trust, Series

2006-C6, Class A2,
5.26%, 9/15/39	1,110	1,126
		4,439

Utilities – 1.4%

CenterPoint Energy Transition Bond Co.

LLC, Series 2009-1, Class A1,
1.83%, 2/15/16	2,610	2,610
Total Asset-Backed Securities
(Cost $7,032)		7,049

CORPORAT E BONDS – 26.1%

Aerospace/Defense – 0.9%

BAE Systems Holdings, Inc.,

4.95%, 6/1/14 (1)(2)	730	766

Northrop Grumman Corp.,
3.70%, 8/1/14 †	900	928
		1,694

Banks – 4.9%

Citibank N.A.,

1.88%, 6/4/12 †	2,484	2,529

Citigroup, Inc.,

2.88%, 12/9/11 †	3,096	3,214

Goldman Sachs Group (The), Inc.,

5.15%, 1/15/14	770	819

JPMorgan Chase & Co.,

3.70%, 1/20/15 †	1,100	1,119

Morgan Stanley,

4.20%, 11/20/14	435	437

SunTrust Bank FRN,

0.38%, 5/21/12	770	730

Wells Fargo & Co.,
4.38%, 1/31/13	685	718
		9,566

Beverages – 0.4%

Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (1)(2)†	740	802

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.1% continued

Chemicals – 1.9%

Dow Chemical (The) Co.,

7.60%, 5/15/14 †	$845	$960

EI du Pont de Nemours & Co.,

3.25%, 1/15/15	1,045	1,062

Praxair, Inc.,
1.75%, 11/15/12	1,700	1,712
		3,734

Computers – 1.3%

Dell, Inc.,

3.38%, 6/15/12	765	802

Hewlett-Packard Co.,

5.25%, 3/1/12 †	620	673

International Business Machines Corp.,
2.10%, 5/6/13	1,035	1,053
		2,528

Diversified Financial Services – 5.5%

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	690	705

General Electric Capital Corp.,

2.25%, 3/12/12 (3)†	3,900	4,000

2.13%, 12/21/12 (3)†	1,491	1,521

3.75%, 11/14/14 †	1,040	1,044

International Lease Finance Corp.,

5.75%, 6/15/11	970	901

John Deere Capital Corp.,

5.25%, 10/1/12	635	696

TD Ameritrade Holding Corp.,
4.15%, 12/1/14	1,670	1,677
		10,544

Electric – 0.9%

Midamerican Energy Holdings Co.,

3.15%, 7/15/12	900	926

PSEG Power LLC,
6.95%, 6/1/12	670	744
		1,670

Electronics – 0.6%

Agilent Technologies, Inc.,

5.50%, 9/14/15	715	755

Thermo Fisher Scientific, Inc.,

2.15%, 12/28/12 (1)	320	321
3.25%, 11/18/14 (1)	135	136
		1,212

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.1% continued

Environmental Control – 0.3%

Allied Waste North America, Inc.,
6.13%, 2/15/14	$475	$490

Insurance – 2.1%

Liberty Mutual Group, Inc.,

5.75%, 3/15/14 (1)(2)†	240	242

Metropolitan Life Global Funding I,

2.88%, 9/17/12 (1)	775	784

5.13%, 4/10/13 (1)	160	172

5.13%, 6/10/14 (1)(2)	405	435

New York Life Global Funding,

4.65%, 5/9/13 (1)(2)	720	770

Pricoa Global Funding I,

4.20%, 1/15/10 (1)(2)	760	760
5.45%, 6/11/14 (1)(2)	780	831
		3,994

Media – 0.9%

DirecTV Holdings LLC/DirecTV Financing Co., Inc.,

7.63%, 5/15/16	210	226

Time Warner Cable, Inc.,

5.40%, 7/2/12	625	674

Time Warner, Inc.,
6.75%, 4/15/11	855	912
		1,812

Office/Business Equipment – 0.3%

Xerox Corp.,
5.50%, 5/15/12	505	535

Oil & Gas – 0.5%

Anadarko Petroleum Corp.,
5.75%, 6/15/14	900	984

Pharmaceuticals – 1.3%

Eli Lilly & Co.,

3.55%, 3/6/12	625	658

Express Scripts, Inc.,

5.25%, 6/15/12	350	376

Merck & Co., Inc.,

1.88%, 6/30/11 †	845	858

Pfizer, Inc.,
4.45%, 3/15/12	630	671
		2,563

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.1% continued

Pipelines – 1.4%

Energy Transfer Partners LP,

5.65%, 8/1/12 †	$900	$963

Enterprise Products Operating LLC,

4.60%, 8/1/12 †	450	477

Plains All American Pipeline LP/PAA Finance Corp.,

4.25%, 9/1/12	310	323

Transcontinental Gas Pipe Line Corp.,
7.00%, 8/15/11	895	971
		2,734

Software – 0.4%

Oracle Corp.,
5.00%, 1/15/11 †	720	752

Telecommunications – 2.5%

AT&T, Inc.,

4.95%, 1/15/13	1,275	1,379

Cellco Partnership/Verizon Wireless Capital LLC,

3.75%, 5/20/11	1,190	1,233

5.55%, 2/1/14	490	540

Cisco Systems, Inc.,

2.90%, 11/17/14	520	528

Verizon Communications, Inc.,

5.35%, 2/15/11 †	740	777

Verizon New Jersey, Inc.,
5.88%, 1/17/12	400	430
		4,887
Total Corporate Bonds
(Cost $48,971)		50,501

FOREIGN ISSUER BONDS – 5.4%

Banks – 1.0%

Credit Suisse New York,

5.00%, 5/15/13	925	999

Westpac Banking Corp.,
2.25%, 11/19/12	1,000	1,008
		2,007

Chemicals – 0.3%

Potash Corp., Inc.,
5.25%, 5/15/14	425	465

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 5.4% continued

Electric – 0.2%

TransAlta Corp.,
4.75%, 1/15/15	$390	$397

Food – 0.5%

Delhaize Group S.A.,
5.88%, 2/1/14 †	895	976

Mining – 0.2%

Anglo American Capital PLC,
9.38%, 4/8/14 (1)(2)†	375	450

Miscellaneous Manufacturing – 0.1%

Tyco International Finance S.A.,
4.13%, 10/15/14	245	255

Oil & Gas – 2.2%

Anadarko Finance Co.,

6.75%, 5/1/11	895	952

Cenovus Energy, Inc.,

4.50%, 9/15/14 (1)(2)	875	917

Conoco Funding Co.,

6.35%, 10/15/11	680	748

Shell International Finance B.V.,

1.30%, 9/22/11 †	555	560

Statoil ASA,
2.90%, 10/15/14 †	1,025	1,047
		4,224

Telecommunications – 0.9%

America Movil S.A.B. de C.V.,

5.75%, 1/15/15 †	775	835

Telefonos de Mexico S.A.B. de C.V.,
4.75%, 1/27/10 †	885	889
		1,724
Total Foreign Issuer Bonds
(Cost $10,060)		10,498

U.S. GOVERNMENT AGENCIES – 46.0% (4)

Fannie Mae – 35.0%

2.05%, 10/19/12	1,526	1,533

1.88%, 10/29/12	1,705	1,714

3.13%, 9/29/14	1,250	1,264

Pool #190371,

6.50%, 7/1/36	1,499	1,623

Pool #256883,

6.00%, 9/1/37	897	963

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 46.0% (4) continued

Fannie Mae – 35.0% continued

Pool #257042,

6.50%, 1/1/38	$952	$1,029

Pool #555649,

7.50%, 10/1/32	124	142

Pool #745418,

5.50%, 4/1/36	2,175	2,321

Pool #869217,

5.47%, 2/1/36	1,870	1,962

Pool #888415,

5.00%, 12/1/36	1,567	1,647

Pool #893082,

5.81%, 9/1/36	1,008	1,066

Pool #897243,

6.00%, 11/1/36	2,310	2,483

Pool #946869,

6.00%, 9/1/37	1,315	1,412

Pool #988916,

5.00%, 8/1/23	1,845	1,963

Pool TBA,

5.50%, 12/15/39 (5)	12,000	12,761

6.00%, 12/15/39 (5)	18,200	19,508

6.50%, 12/15/39 (5)	12,524	13,528

Series 2006-12, Class PB,
5.50%, 8/25/29	800	846
		67,765

Federal Home Loan Bank – 0.4%
1.63%, 11/21/12	657	663

Freddie Mac – 7.0%

Pool #1B3617,

5.95%, 10/1/37	1,266	1,344

Pool #848076,

5.57%, 6/1/38	1,499	1,582

Series 2647, Class PB,

5.00%, 10/15/28	3,738	3,949

Series 2668, Class OE,

5.00%, 10/15/28	700	740

Series 2775, Class MD,

5.00%, 10/15/28	500	530

Series 2866, Class TM,

5.00%, 1/15/29	425	450

Series 3070, Class QD,

5.00%, 9/15/28	1,000	1,055

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 46.0% (4) continued

Freddie Mac – 7.0% continued

Series 3200, Class ED,
5.00%, 12/15/31	$3,745	$3,939
		13,589

Freddie Mac Gold – 1.6%

Pool #G05367,

5.50%, 12/1/35	1,521	1,624

Pool #G13387,
5.00%, 4/1/23	1,365	1,459
		3,083

Government National Mortgage Association – 2.0%

Series 2007, Class 15A,

4.51%, 10/16/28	1,506	1,556

Series 2007, Class 4A,

4.21%, 6/16/29	1,043	1,081

Series 2008, Class 14AC,

4.46%, 12/16/30	234	244

Series 2008, Class 8A,
3.61%, 11/16/27	889	908
		3,789
Total U.S. Government Agencies
(Cost $87,883)		88,889

U.S. GOVERNMENT OBLIGATIONS – 17.3%

U.S. Treasury Notes – 17.3%

1.13%, 12/15/11 †	252	254

4.25%, 1/15/11 †	1,620	1,692

0.75%, 11/30/11	16,033	16,060

1.38%, 9/15/12	15,292	15,446
1.38%, 11/15/12 †	2	2
		33,454
Total U.S. Government Obligations
(Cost $33,331)		33,454

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 10.9%

Northern Institutional Funds -
Liquid Assets Portfolio (6)(7)	21,146,261	$21,146
Total Investment Companies
(Cost $21,146)		21,146

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 26.8%

Calyon, Grand Cayman,

Eurodollar Time Deposit,

0.15%, 12/1/09	$29,034	$29,034

FHLB Discount Notes,

0.02%, 12/1/09	22,534	22,534

U.S. Treasury Bill,
0.26%, 2/11/10 (8)	300	300
Total Short-Term Investments
(Cost $51,868)		51,868

Total Investments – 136.2%
(Cost $260,291)		263,405
Liabilities less Other Assets – (36.2)%		(70,013)
NET ASSETS – 100.0%		$193,392

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2009, the value of these restricted illiquid securities amounted to approximately $5,973,000 or 3.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Anglo American Capital PLC,
9.38%, 4/8/14	4/2/09	$375
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14	10/22/09	786
BAE Systems Holdings, Inc.,
4.95%, 6/1/14	6/1/09	729
Cenovus Energy, Inc.,
4.50%, 9/15/14	9/15/09	874
Liberty Mutual Group, Inc.,
5.75%, 3/15/14	6/16/09-10/20/09	214
Metropolitan Life Global Funding I,
5.13%, 6/10/14	6/3/09	403
New York Life Global Funding,
4.65%, 5/9/13	10/27/09	765
Pricoa Global Funding I,
4.20%, 1/15/10	3/12/09-3/13/09	703
Pricoa Global Funding I,
5.45%, 6/11/14	6/4/09	778

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

(3)	Securities are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (“TLGP”). Under this program, the FDIC guarantees with the full faith and credit of the U.S. government the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity of the debt or June 30, 2012.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	When-Issued Security.
(6)	Investment in affiliated portfolio.
(7)	Investment relates to cash collateral received from portfolio securities loaned.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the credit quality distribution (unaudited) for the Short Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	74.4%
AA	4.9
A	10.2
BAA	10.5

Total	100.0%

* Standard & Poor’s Rating Services

At November 30, 2009, the Short Bond Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED LOSS (000S)
Five Year U.S. Treasury Note	103	$12,201	Short	12/09	$(245)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant.

The Portfolio utilized the following valuations techniques on Level 3 investments:

The Portfolio valued certain securities using evaluated prices, based on broker quotes, accumulated by the Portfolio’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Short Bond Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

INVESTMENTS	Level 1 (000S)		Level 2 (000S)		Level 3 (000S)	Total (000S)
Asset-Backed Securities
Commercial Mortgage Services	$–		$4,439		$–	$4,439
Utilities	–		–		2,610	2,610
Corporate Bonds
Aerospace/Defense	–		928		766	1,694
Banks	–		9,566		–	9,566
Beverages	–		–		802	802
Chemicals	–		3,734		–	3,734
Computers	–		2,528		–	2,528
Diversified Financial
Services	–		10,544		–	10,544
Electric	–		1,670		–	1,670
Electronics	–		1,212		–	1,212
Environmental Control	–		490		–	490
Insurance	–		956		3,038	3,994
Media	–		1,812		–	1,812
Office/Business Equipment	–		535		–	535
Oil & Gas	–		984		–	984
Pharmaceuticals	–		2,563		–	2,563
Pipelines	–		2,734		–	2,734
Software	–		752		–	752
Telecommunications	–		4,887		–	4,887
Foreign Issuer Bonds
Banks	–		2,007		–	2,007
Chemicals	–		465		–	465
Electric	–		397		–	397
Food	–		976		–	976
Mining	–		–		450	450
Miscellaneous Manufacturing	–		255		–	255
Oil & Gas	–		3,307		917	4,224
Telecommunications	–		1,724		–	1,724
U.S. Government Agencies	–		88,889	(1)	–	88,889
U.S. Government Obligations	–		33,454	(1)	–	33,454
Investment Companies	21,146		–		–	21,146
Short-Term Investments	–		51,868		–	51,868
Total Investments	$21,146		$233,676		$8,583	$263,405

Other Financial Instruments *		$(245)	$–		$–	$(245)

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued	NOVEMBER 30, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Asset-Backed Securities
Utilities	$–	$–	$–	$2,610	$–	$2,610
Corporate Bonds
Aerospace/Defense	–	15	37	714	–	766
Beverages	–	–	16	786	–	802
Insurance	–	–	175	2,863	–	3,038
Foreign Issuer Bonds
Mining	–	–	75	375	–	450
Oil & Gas	–	–	43	874	–	917
Total	$–	$15	$346	$8,222	$–	$8,583

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 4.9%

Banks – 1.7%

Citibank N.A.,

1.88%, 6/4/12 †	$690	$702

Citigroup, Inc.,
2.88%, 12/9/11 †	597	620
		1,322

Diversified Financial Services – 3.2%

General Electric Capital Corp.,

2.25%, 3/12/12 (1)†	1,550	1,590
2.13%, 12/21/12 (1)†	850	867
		2,457
Total Corporate Bonds
(Cost $3,729)		3,779

U.S. GOVERNMENT AGENCIES – 41.1% (2)

Fannie Mae – 33.2%

2.05%, 10/19/12	800	804

1.88%, 10/29/12	514	517

3.13%, 9/29/14	970	980

2.63%, 11/20/14	767	781

Pool #190371,

6.50%, 7/1/36	899	974

Pool #257042,

6.50%, 1/1/38	937	1,013

Pool #555649,

7.50%, 10/1/32	90	102

Pool #735402,

5.00%, 4/1/35	863	908

Pool #869217,

5.47%, 2/1/36	1,127	1,182

Pool #893082,

5.82%, 9/1/36	380	402

Pool #995049,

5.50%, 2/1/38	1,235	1,318

Pool TBA,

5.50%, 12/15/39 (3)	5,100	5,423

6.00%, 12/15/39 (3)	7,398	7,930

6.50%, 12/15/39 (3)	2,121	2,291

Series 2007, Class 26C,
5.50%, 3/25/33	964	1,015
		25,640

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 41.1% (2) continued

Federal Home Loan Bank – 0.7%
1.63%, 11/21/12	$555	$560

Freddie Mac – 5.2%

Pool #1J0365,

5.90%, 4/1/37	802	853

Pool #1J2840,

5.94%, 9/1/37	1,268	1,346

Pool #410092,

3.17%, 11/1/24	6	7

Series 2647, Class PB,

5.00%, 10/15/28	1,000	1,056

Series 2944, Class WD,
5.50%, 11/15/28	715	743
		4,005

Government National Mortgage Association – 2.0%

Series 2007, Class 15A,

4.51%, 10/16/28	527	544

Series 2007, Class 4A,

4.21%, 6/16/29	279	290

Series 2008, Class 14AC,

4.46%, 12/16/30	341	356

Series 2008, Class 8A,
3.61%, 11/16/27	311	318
		1,508
Total U.S. Government Agencies
(Cost $31,136)		31,713

U.S. GOVERNMENT OBLIGATIONS – 42.9%

U.S. Treasury Notes – 42.9%

1.38%, 11/15/12 †	10,418	10,500

2.13%, 11/30/14 †	21,279	21,399
3.38%, 11/15/19 †	1,200	1,217
		33,116
Total U.S. Government Obligations
(Cost $32,836)		33,116

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO continued	NOVEMBER 30, 2009

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 45.9%

Northern Institutional Funds – Liquid Assets Portfolio (4)(5)	35,444,917	$35,445
Total Investment Companies
(Cost $35,445)		35,445

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 31.3%

Calyon, Grand Cayman, Eurodollar Time Deposit,

0.15%, 12/1/09	11,445	11,445

FHLB Discount Note,

0.02%, 12/1/09	12,567	12,567

U.S. Treasury Bill,
0.26%, 2/11/10	155	155
Total Short-Term Investments
(Cost $24,167)		24,167

Total Investments – 166.1%
(Cost $127,313)		128,220
Liabilities less Other Assets – (66.1)%		(51,005)
NET ASSETS – 100.0%		$77,215

(1)	Securities are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (“TLGP”). Under this program, the FDIC guarantees with the full faith and credit of the U.S. government the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity of the debt or June 30, 2012.
(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(3)	When-Issued Security.
(4)	Investment in affiliated portfolio.
(5)	Investment relates to cash collateral received from portfolio securities loaned.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2009, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Securities Portfolio’s investments which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds	$–	$3,779	(1)	$–	$3,779
U.S. Government Agencies	–	31,713	(1)	–	31,713
U.S. Government Obligations	–	33,116	(1)	–	33,116
Investment Companies	35,445	–		–	35,445
Short-Term Investments	–	24,167		–	24,167
Total Investments	$35,445	$92,775		$–	$128,220

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2009

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios (collectively, the “Portfolios” or “Fixed Income Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.), Inc. (“PNC Global Investment Servicing”), served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2009, each Portfolio had Class A and Class D shares outstanding. Class C shares were outstanding for the Bond, Core Bond, and U.S. Treasury Index Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity.

When used as a hedge, a Portfolio may sell a futures contract in

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts. Further information on how these positions impact the Financial Statements can be found in Note 10.

At November 30, 2009, the Bond, Core Bond and Short Bond Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $650,000, $475,000 and $300,000 respectively.

C) STRIPPED SECURITIES Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts. Further information on how these positions impact the Financial Statements can be found in Note 10.

F) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. As of November 30, 2009, the aggregate market value of securities segregated to cover the commitment was approximately (in thousands) $97,965, $39,567, $14,531, $94,540 and $29,934 for the Bond, Core Bond, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios respectively. When-issued securities at November 30, 2009, if any, are noted in each Portfolio’s Schedule of Investments and in aggregate, in each Portfolio’s Statement of Assets and Liabilities.

G) MORTGAGE DOLLAR ROLLS The Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the

FIXED INCOME PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009

securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. The cost of investments includes amortization of premiums and accretion of discounts.

I) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred that do not specifically relate to an individual Portfolio are allocated among all Portfolios of the Trust in proportion to each Portfolio’s relative net assets.

J) PORTFOLIO SECURITIES LOANED Certain Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2009. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in Liquid Assets Portfolio is less than 5 percent, except the Bond Portfolio, which is approximately 6 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2009, and the securities lending fees earned by Northern Trust for the year then ended were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	FEES EARNED BY NORTHERN TRUST
Bond	$79,292	$80,802	$ —	$51
Core Bond	23,625	24,054	—	26
U.S. Treasury Index	55,893	56,944	—	74
Intermediate Bond	17,197	17,516	2	9
Short Bond	20,707	21,146	—	37
U.S. Government Securities	34,796	35,445	—	27

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2009. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2009.

Portfolio	BROKER/DEALER	% OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
Bond	Barclays Capital, Inc.	8.8%
	Goldman, Sachs & Co.	8.3%
Core Bond	Citigroup Global Markets, Inc.	6.5%
	Goldman, Sachs & Co.	10.6%
U.S. Treasury Index	BNP Paribas Securities Corp.	7.0%
	Citigroup Global Markets, Inc.	9.8%
	HSBC Securities (USA), Inc.	9.0%
Intermediate Bond	Barclays Capital, Inc.	5.7%
	Goldman, Sachs & Co.	20.7%
U.S. Government Securities	Barclays Capital, Inc. Goldman, Sachs & Co.	14.8% 26.9%

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Bond	Monthly
Core Bond	Monthly
U.S. Treasury Index	Monthly
Intermediate Bond	Monthly
Short Bond	Monthly
U.S. Government Securities	Monthly

Distribution of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (PFICs) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios. At November 30, 2009 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Bond	$173	$(173)	$ —
Core Bond	23	(23)	—
U.S. Treasury Index	—	(3,637)	3,637
Intermediate Bond	26	(26)	—
Short Bond	133	(133)	—
U.S. Government Securities	36	(36)

L) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code as of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2009, through the fiscal year ended November 30, 2009, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
Intermediate Bond	$3
Short Bond	120

At November 30, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2010	NOVEMBER 30, 2011	NOVEMBER 30, 2012	NOVEMBER 30, 2013	NOVEMBER 30, 2014	NOVEMBER 30, 2015	NOVEMBER 30, 2016	NOVEMBER 30, 2017
Bond	$2,065	$—	$—	$ —	$13,256	$1,064	$1,159	$—
Core Bond	—	—	—	—	480	1,997	413	—
Intermediate Bond	—	—	—	—	62	192	—	—
Short Bond	—	—	—	2,097	1,131	653	932	—

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

FIXED INCOME PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009

At November 30, 2009, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$294	$ —
Core Bond	—	119	—
U.S. Treasury Index	—	1,288	1,711
Intermediate Bond	—	29	—
Short Bond	—	112	—
U.S. Government Securities	—	1,867	51

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$11,177	$ —
Core Bond	—	5,636	—
U.S. Treasury Index	—	5,102	130
Intermediate Bond	—	1,011	—
Short Bond	—	3,315	—
U.S. Government Securities	—	1,195	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond	$ —	$11,897	$ —
Core Bond	—	8,669	—
U.S. Treasury Index	—	6,168	—
Intermediate Bond	—	1,187	—
Short Bond	—	4,092	—
U.S. Government Securities	—	2,025	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2009, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2009, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2009, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Bond	0.40%	0.15%	0.25%
Core Bond	0.40%	0.15%	0.25%
U.S. Treasury Index	0.30%	0.15%	0.15%
Intermediate Bond	0.40%	0.15%	0.25%
Short Bond	0.40%	0.15%	0.25%
U.S. Government Securities	0.40%	0.15%	0.25%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Bond	$27	$ —	$ —
Core Bond	12	—	—
U.S. Treasury Index	16	1	—
Intermediate Bond	3	—	—
Short Bond	13	—	—
U.S. Government Securities	7	—	—

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

For compensation as custodian, Northern Trust receives an amount based on certain levels of fixed and variable fees based on asset levels of the Portfolios. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009 the Portfolios had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolios, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio’s average daily net assets, NTI as administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2009, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	CLASS C	CLASS D
Bond	$—	$1
U.S. Treasury Index	1	—

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond	$1,313,541	$286,677	$1,359,078	$244,473
Core Bond	552,599	128,871	636,978	133,885
U.S. Treasury Index	70,560	—	150,404	—
Intermediate Bond	188,175	30,453	183,194	24,137
Short Bond	1,064,539	105,914	1,029,470	62,385
U.S. Government Securities	948,687	13,463	947,161	9,817

FIXED INCOME PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009

At November 30, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond	$10,073	$(1,163)	$8,910	$377,246
Core Bond	4,085	(579)	3,506	114,433
U.S. Treasury Index	6,491	(147)	6,344	186,482
Intermediate Bond	951	(128)	823	69,209
Short Bond	3,192	(81)	3,111	260,294
U.S. Government Securities	907	(1)	906	127,314

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statements of Operations. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2009, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2009.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	3,478	$69,244	471	$9,351	(4,240)	$(83,452)	(291)	$(4,857)
Core Bond	1,355	13,382	528	5,205	(11,114)	(109,537)	(9,231)	(90,950)
U.S. Treasury Index	2,402	55,067	192	4,423	(6,028)	(139,169)	(3,434)	(79,679)
Intermediate Bond	1,217	24,112	31	634	(453)	(8,043)	795	16,703
Short Bond	9,344	164,349	121	2,251	(5,649)	(94,835)	3,816	71,765
U.S. Government Securities	1,303	26,741	54	1,106	(1,222)	(25,223)	135	2,624

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class A shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	3,791	$73,955	481	$9,295	(4,481)	$(86,944)	(209)	$(3,694)
Core Bond	3,468	34,230	873	8,424	(7,141)	(68,996)	(2,800)	(26,342)
U.S. Treasury Index	5,442	120,588	251	5,532	(2,297)	(50,898)	3,396	75,222
Intermediate Bond	202	3,969	45	891	(541)	(10,606)	(294)	(5,746)
Short Bond	6,127	111,943	167	3,058	(7,009)	(127,926)	(715)	(12,925)
U.S. Government Securities	681	13,534	94	1,861	(663)	(13,154)	112	2,241

Transactions in Class C shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	2	$37	—	$7	(4)	$(82)	(2)	$(38)
U.S. Treasury Index	115	2,677	1	21	(259)	(5,994)	(143)	(3,296)
Transactions in Class C shares* for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	7	$145	1	$13	(14)	$(278)	(6)	$(120)
U.S. Treasury Index	134	2,987	4	81	(72)	(1,586)	66	1,482

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class D shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1	$17	—	$2	(1)	$(12)	—	$7
U.S. Treasury Index	—	1	—	—	—	(8)	—	(7)
Short Bond	1	8	—	1	—	(1)	1	8
U.S. Government Securities	—	—	—	1	—	(16)	—	(15)

FIXED INCOME PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009

Transactions in Class D shares* for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Bond	1	$8	—	$2	(2)	$(27)	(1)	$(17)
U.S. Treasury Index	7	139	—	1	(59)	(1,312)	(52)	(1,172)
Intermediate Bond	—	1	—	—	(2)	(44)	(2)	(43)
Short Bond	—	14	—	1	(16)	(298)	(16)	(283)
U.S. Government Securities	—	1	—	3	(2)	(41)	(2)	(37)

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

9. IN-KIND REDEMPTIONS

Certain investors in the U.S. Treasury Index Portfolio elected to receive securities rather than cash for their redemption proceeds, in accordance with the Portfolio’s Prospectus and Statement of Additional Information. These investors received securities with a value equal to the value of the shares they owned at the redemption date. The value of the securities received and the shares redeemed was determined pursuant to the Portfolio’s procedures for calculating the Portfolio’s NAV per share.

Gains of approximately $3,637,000 on the securities distributed to shareholders are included in Net realized gains (losses) on investments on the Portfolio’s Statement of Operations and on the Portfolio’s Statement of Changes in Net Assets, and the redemption amount of approximately $60,924,000 is included in the Net increase (decrease) in net assets resulting from capital share transactions on the Portfolio’s Statement of Changes in Net Assets.

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Asset and Liabilities as of November 30, 2009:

	BOND PORTFOLIO
Amounts in thousands	ASSETS			LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Interest rate contracts	Net assets — Unrealized appreciation	$259	*	Net assets — Unrealized depreciation	$—	*

	CORE BOND PORTFOLIO
Amounts in thousands	ASSETS			LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Interest rate contracts	Net assets — Unrealized appreciation	$148	*	Net assets — Unrealized depreciation	$—	*

	SHORT BOND PORTFOLIO
Amounts in thousands	ASSETS			LIABILITIES
Derivative type	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Interest rate contracts	Net assets — Unrealized appreciation	$—	*	Net assets — Unrealized depreciation	$245	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedules of Investments. Only current days variation margin is reported within the Statements of Assets and Liabilities.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

The following tables set forth by primary risk exposure the Portfolios’ realized gains/losses and change in unrealized gains/losses by type of derivative contract for the year ended November 30, 2009.

BOND PORTFOLIO
Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net realized gains (losses) on futures contracts	$(23)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$259

CORE BOND PORTFOLIO
Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net realized gains (losses) on futures contracts	$7

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$148

INTERMEDIATE BOND PORTFOLIO
Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net realized gains (losses) on futures contracts	$8

SHORT BOND PORTFOLIO
Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net realized gains (losses) on futures contracts	$(13)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(245)

U.S. GOVERNMENT SECURITIES PORTFOLIO
Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Derivative type	STATEMENT OF OPERATIONS LOCATION	VALUE
Interest rate contracts	Net realized gains (losses) on futures contracts	$42

FIXED INCOME PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009

Volume of Derivative Activity for the Year Ended November 30, 2009*

	INTEREST RATE CONTRACTS
	NUMBER OF TRANSACTIONS	AVERAGE NOTIONAL AMOUNT VALUE (000s)
Bond	36	$6,903
Core Bond	38	3,003
Intermediate Bond	20	1,103
Short Bond	9	5,074
U.S. Government Securities	15	3,140

*	Activity during the period is measured by number of transactions during the period and average notional amount for interest rate contracts.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for Portfolios through January 26, 2010, the date the financial statements were issued. On December 10, 2009 the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG through December 9, 2010. Please refer to Note 7 for further details.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios at November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

FIXED INCOME PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2009 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) The following Portfolios made capital gain distributions in December 2009, as follows (in thousands):

	LONG-TERM CAPITAL GAIN
Portfolio	20%	15%
U.S. Treasury Index	$ —	$1,711
U.S. Government Securities	—	51

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009 through November 30, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.36%	$1,000.00	$1,063.90	$1.86
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83
CLASS C
Actual	0.60%	$1,000.00	$1,063.20	$3.10
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04
CLASS D
Actual	0.75%	$1,000.00	$1,062.40	$3.88
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

CORE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.36%	$1,000.00	$1,073.70	$1.87
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83
CLASS C
Actual	0.60%	$1,000.00	$1,072.90	$3.12
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04
CLASS D
Actual	0.75%	$1,000.00	$1,070.40	$3.89
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

U.S. TREASURY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.26%	$1,000.00	$1,032.30	$1.32
Hypothetical	0.26%	$1,000.00	$1,023.76	$1.32
CLASS C
Actual	0.50%	$1,000.00	$1,032.00	$2.55
Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54
CLASS D
Actual	0.65%	$1,000.00	$1,030.30	$3.31
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

INTERMEDIATE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.36%	$1,000.00	$1,064.40	$1.86
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83
CLASS D
Actual	0.75%	$1,000.00	$1,062.40	$3.88
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

FIXED INCOME PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009 (UNAUDITED)

SHORT BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.36%	$1,000.00	$1,032.20	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83
CLASS D
Actual	0.75%	$1,000.00	$1,030.30	$3.82
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

U.S. GOVERNMENT SECURITIES

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/2009 - 11/30/09
Actual	0.36%	$1,000.00	$1,028.90	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83
CLASS D
Actual	0.75%	$1,000.00	$1,026.90	$3.81
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

FIXED INCOME PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS continued

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

FIXED INCOME PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INVESTMENT CONSIDERATIONS

BOND PORTFOLIO1,2

CORE BOND PORTFOLIO1,2

INTERMEDIATE BOND PORTFOLIO1

SHORT BOND PORTFOLIO1

U.S. GOVERNMENT SECURITIES PORTFOLIO1,3

U.S. TREASURY INDEX PORTFOLIO1,3,4

1 Bond Risk: Bond portfolios will tend to experience smaller fluctuations in value than stock portfolios. However, investors in any bond portfolio should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, a Portfolio’s performance may be more volatile than if it did not hold these securities.

3 U.S. Government Guarantee: U.S. government guarantees apply only to a Portfolio’s underlying securities of a portfolio and not the Portfolio’s shares.

4 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

FIXED INCOME PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

18	SCHEDULES OF INVESTMENTS

18	DIVERSIFIED ASSETS PORTFOLIO

23	GOVERNMENT PORTFOLIO

26	GOVERNMENT SELECT PORTFOLIO

30	TREASURY PORTFOLIO

32	TAX-EXEMPT PORTFOLIO

43	MUNICIPAL PORTFOLIO

68	ABBREVIATIONS AND OTHER INFORMATION

69	NOTES TO THE FINANCIAL STATEMENTS

75	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

76	TAX INFORMATION

77	FUND EXPENSES

79	TRUSTEES AND OFFICERS

86	INVESTMENT CONSIDERATIONS

87	INDEX DEFINITIONS

88	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2009, the Diversified Assets Portfolio posted a 0.25% return (Shares), compared with the 0.46% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2009, the Portfolio’s Current 7-Day Yield was 0.01%.

The short-term fixed-income markets made a slow and cautious recovery from the threat of collapse that gripped the financial markets entering the period. In December of 2008, the Federal Reserve took unprecedented actions in establishing a target range for the federal funds rate of 0% to 0.25% while reaffirming its intention to utilize all available tools to restore economic growth and stabilize the financial markets. In its most recent policy statements, the Fed has maintained rhetoric suggesting that near-zero rates would continue for an “extended period of time.” The banking sector found critical support after various financial institutions were able to successfully raise private capital quickly to meet higher capital requirements following the release of the government-sponsored stress-test results. In addition, many U.S. banks were able to deliver higher-than-expected quarterly profits from trading and underwriting revenue. However, the economic backdrop remains weak even with improvements from federal stimulus initiatives. Soft business investment, fickle consumer spending and an unstable housing market continued to put downward pressure on the economic recovery. Most unsettling for policymakers have been the employment conditions, as the unemployment rate reached 10% in October. Meanwhile, expectations reflected little near-term risk of inflation.

During the year, we targeted a long duration relative to the benchmark given our belief that short-term interest rates were unlikely to move significantly higher. Despite improving economic data, short-term investment opportunities remain at incredibly low absolute levels, creating a challenging environment. We continue to overweight term purchases in U.S. Treasury and U.S. agency debt. In addition, we are maintaining a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities to accommodate any unexpected redemptions. While the credit markets continue to reassess risk in light of improvement in the financial markets, principal and liquidity preservation remains our primary objective.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.25%	0.12%	0.46%	0.01	%*
FIVE YEAR	3.03	2.79	3.11
TEN YEAR	2.95	2.69	2.95

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.01% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	34.4%
2 - 15 DAYS	9.7
16 - 30 DAYS	9.7
31 - 60 DAYS	12.3
61 - 97 DAYS	17.6
98 - 180 DAYS	9.1
181 - 270 DAYS	3.2
271 DAYS - 1 YEAR	4.0

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BDAXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$9,601,752,885
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO

SHARES	0.41%
SERVICE SHARES	0.67
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

In December of 2008, the Federal Reserve lowered the benchmark federal funds rate to a target range of 0% to 0.25%, citing downside risks to growth. The financial markets were in disarray and the credit markets remained under stress. Job losses exceeded expectations as major sectors of the economy experienced contraction, housing continued to falter and consumers cut back spending. The Fed took steps to restore the flow of credit to businesses and individuals by creating the Troubled Asset Relief Program, the Commercial Paper Funding Facility and the Term Asset-Backed Securities Loan Facility. Cash was pumped directly into the banking system using the Zero Interest Rate Policy program.

As the period progressed, a consensus emerged that government efforts were helping the economy to slowly scale its way out of the recession. In August of 2009, taxpayers received a pleasant surprise when eight of the 15 banks that had participated in the Troubled Asset Relief Program repaid their debt in full. The “cash for clunkers” program gave a small boost to the ailing auto industry, and there were modest signs of improvement in the housing market. At its September policy meeting, the Fed took note of an improvement in economic conditions and indicated that its purchases of $1.25 trillion in agency mortgage-backed securities would end on March 31, 2010. However, concern over declining wages as well as job losses continued to restrain spending, and in October the unemployment rate reached 10%, the first double-digit reading since October 1983.

For the 12-month period ended November 30, 2009, the Portfolio provided a total return of 0.13% (Shares), compared with the 0.21% return of its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional. At the start of the period, as volatility seeped into the credit sector, the Portfolio kept a focus on liquidity preservation and a neutral positioning with respect to interest rate exposure. As conditions eased, we executed a shift to a longer duration relative to the benchmark, taking advantage of market sell-offs that created a steeper yield curve. As the year closed, a short barbell strategy was implemented in order to preserve liquidity while also striving to capture higher yields.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.13%	0.07%	0.21%	0.01	%*
FIVE YEAR	2.94	2.71	2.91
TEN YEAR	2.85	2.59	2.79

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.10% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfund.com/institutional.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Government Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	31.3%
2 - 15 DAYS	18.2
16 - 30 DAYS	19.5
31 - 60 DAYS	9.2
61 - 97 DAYS	5.9
98 - 180 DAYS	6.8
181 - 270 DAYS	7.3
271 DAYS - 1 YEAR	1.8

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BNGXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$5,406,863,136
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.40%
SERVICE SHARES	0.66
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

When federal regulators took control of Fannie Mae and Freddie Mac in September 2008, the government assumed responsibility for trillions of dollars of debt and agreed to inject billions of dollars as needed. In March of 2009, in an attempt to lower mortgage rates, the Federal Reserve announced plans to buy $300 billion in long-term Treasuries along with $750 billion of mortgage-backed securities. In the first nine months of 2009, Fannie Mae and Freddie Mac debt issuance fell 5% due to decreased funding needs. Fannie Mae’s portfolio declined by an annualized 1.6%, while Freddie Mac’s shrank by an annualized 4.7%. Single-family home delinquencies rose by 0.23%, to 4.17%. In order to help state agencies provide mortgages to low-income borrowers, the Treasury announced plans to launch a $15 billion mortgage bond purchase and liquidity program, administered by Fannie Mae and Freddie Mac.

In December 2008, the Federal Reserve lowered the target range for its key interest rate to an unprecedented 0% to 0.25%, where it has remained. The job market continues to struggle, with the unemployment rate reaching 10% in October. Directly related was the drop in consumer confidence in November for the third straight month. Layoffs have slowed but businesses have not started to re-hire. While various government spending programs such as “cash for clunkers” and tax credits for first-time home buyers have helped to stimulate the economy, consumer spending has remained weak. Holiday spending is expected to be disappointing, although perhaps not as anemic as last year.

For the 12-month period ended November 30, 2009, the Portfolio provided a total return of 0.20% (Shares), compared with the 0.21% return of its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional. At the start of the period, as the credit crunch continued, we continued to focus on liquidity and principal preservation, and kept a neutral exposure with respect to interest rates. As the period ended, short-term interest rates remained low and a short barbell strategy was put in place to preserve liquidity while also striving to capture higher yield. Duration has been added to the Portfolio as backups in the market arise. We continue to take a conservative approach, focusing on liquidity and principal preservation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.20%	0.06%	0.21%	0.05	%*
FIVE YEAR	3.00	2.77	2.91
TEN YEAR	2.92	2.66	2.79

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.07% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Government Select Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	12.9%
2 - 15 DAYS	33.5
16 - 30 DAYS	24.5
31 - 60 DAYS	8.5
61 - 97 DAYS	3.5
98 - 180 DAYS	5.6
181 - 270 DAYS	9.5
271 DAYS - 1 YEAR	2.0

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BGSXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$14,946,728,601
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.34%
SERVICE SHARES	0.60
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the past 12 months, the U.S. economy — and the global economy in general — endured the sharpest and deepest contraction since the Great Depression. U.S. unemployment rose to 10.2% in September 2009 — its highest level since 1983 — before improving to 10% in October. The economy contracted sharply in the first half of the period, with first quarter 2009 GDP declining by 6.4%. In the second quarter, U.S. GDP was -0.7%, the smallest decline in 12 months. Through the summer months, the pace of home price declines slowed and home sales increased, aided by generous tax credits and low mortgage rates. The Federal Reserve maintained a target rate for federal funds between 0% and 0.25% throughout the Portfolio’s most recent fiscal year, and has committed to maintaining these extraordinarily low rates for an extended period. The Fed also engaged in quantitative easing by purchasing large amounts of Treasury, agency and mortgage-backed securities. In addition, the government passed a nearly $900 billion economic stimulus package with the goal of preventing an economic collapse. These measures, along with the liquidity facilities set up by the Fed, aided the banking sector and reduced credit spreads from the extreme levels seen at the height of the credit crisis.

In response to these economic and liquidity measures, short-term rates collapsed. The three-month LIBOR rate fell from 2.22% on December 1, 2008 to 0.26% as of November 30, 2009. While short-term Treasury bills were yielding as little as 0.05% at the start of the fiscal year, by November 30, 2009 even the one-year Treasury bill had fallen to 0.2%, from 0.81% on December 1, 2008.

For the 12-month period ended November 30, 2009, the Portfolio returned 0.11%, compared with the 0.06% return of the Portfolio’s benchmark, the iMoneyNet Fund Average™ — Treasury & Repo Institutional. During the period, we purchased longer-dated Treasury bills while maintaining a large portion of the Portfolio in overnight investments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.11%	0.06%	0.05	%*
SINCE INCEPTION	0.07	0.07

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.12% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	69.8%
16 - 30 DAYS	0.5
31 - 60 DAYS	0.8
61 - 97 DAYS	5.8
98 - 180 DAYS	4.8
181 - 270 DAYS	12.5
271 DAYS - 1 YEAR	5.8

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$2,933,612,871

NET ASSET VALUE

SHARES	$1.00

GROSS EXPENSE RATIO
SHARES	0.32%

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Portfolio, with a total return of 0.35% (Shares) for the twelve months ended November 30, 2009, offered institutional investors tax-exempt income, diversification and liquidity during its most recent fiscal year. The Portfolio continued to attract institutional investors, growing by over $500 million to reach approximately $1.7 billion in assets by period end. The stress in the economy and financial markets prompted us to manage the Portfolio defensively throughout the period. This management stance enabled the Portfolio to finish the 12-month period ended November 30, 2009 without incurring any loss of principal. The Portfolio’s benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional, returned 0.32%.

The Portfolio’s duration strategy during the period was to keep weighted average maturity short compared with the benchmark. We reduced purchases of one-year fixed-rate operating notes due to the flatness of the one-year municipal curve and the uncertainty surrounding municipal budgets. In general, the minimal yield differential along with budgetary uncertainty caused the fixed-rate municipal operating notes trade to be an unattractive investment option. The Federal Open Market Committee’s accommodative stance created an environment where our investments of choice were primarily daily and weekly variable rate demand notes. These notes offered the Portfolio attractive credit enhancement as well as liquidity.

The Portfolio followed its mandate, purchasing no securities subject to the Alternative Minimum Tax during its 2009 fiscal year. We focused our efforts on sourcing top-tier tax-exempt municipal notes, both variable and fixed rate. We did, however, make several defensive purchases during the period in order to protect the Portfolio. To fully invest excess cash when suitable top-tier municipal securities were not available, we purchased U.S. Treasuries, agencies and bank deposits. The Portfolio ended the period with a highly liquid tier-one credit profile. At fiscal year-end, approximately 90% of Portfolio holdings were invested in weekly and daily demand bonds with puts of less than seven days.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.35%	0.17%	0.32%	0.01	%*
FIVE YEAR	2.19	1.94	2.08
TEN YEAR	2.06	1.80	1.94

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.07% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	34.2%
2 - 15 DAYS	59.9
31 - 60 DAYS	0.5
61 - 97 DAYS	0.2
181 - 270 DAYS	2.2
271 DAYS - 1 YEAR	3.0

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	BTEXX
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
TOTAL NET ASSETS	$1,686,547,594
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00

GROSS EXPENSE RATIO
SHARES	0.40%
SERVICE SHARES	0.66

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity over the course of its fiscal year ended November 30, 2009. The Portfolio grew by approximately $1.1 billion, totaling nearly $6.1 billion by fiscal year end. With a total return of 0.49% (Shares) for the period, the Portfolio successfully navigated a difficult investment environment while retaining its strong credit profile and incurring no losses. The Portfolio’s benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional, returned 0.32%.

Throughout the period, credit quality and liquidity were the primary investment themes that helped us avoid potential missteps. We focused our efforts on purchasing only top-tier municipal investments, which included variable rate demand notes, or VRDNs, and fixed-rate operating notes. VRDNs purchased were backed by guarantees or demand features that enhance the credit profile and liquidity of the security. We carefully monitored the providers of VRDN credit enhancement for potential developments that would negatively impact our holdings. As warranted, we periodically reduced or eliminated our exposure to select credit providers in favor of stronger issuers. These proactive steps helped us to maintain the Portfolio’s top-tier credit profile during the period.

Issuance of VRDNs declined significantly in 2009 from the previous year as many municipalities found it difficult to procure the letters or lines of credits once available to issuers in the short-duration space. This lack of issuance, coupled with the growth of the Portfolio, made investing in municipals challenging at times. In order to protect the Portfolio, we occasionally made “defensive period” purchases of taxable securities including Treasuries, agencies and bank time deposits. These purchases enabled us to fully invest the Portfolio’s cash when suitable tax-exempt securities were not available. By the third quarter of 2009, the financial markets and the economy began to stabilize. For the third quarter, U.S. GDP turned positive for the first time in 12 months and many companies’ earnings announcements surprised on the upside. These positive developments, along with the decisive actions taken by the Federal Open Market Committee and the Treasury, helped to create a significantly improved investing environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL		CURRENT 7-DAY YIELD
ONE YEAR	0.49%	0.24%	0.32%		0.13	%**
FIVE YEAR	2.33	2.07	2.08
SINCE INCEPTION	2.19	1.89	1.94	*

*	Since Inception of Shares Class
**	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been 0.01% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	19.8%
2 - 15 DAYS	71.6
31 - 60 DAYS	3.0
61 - 97 DAYS	0.7
98 - 180 DAYS	0.3
181 - 270 DAYS	2.1
271 DAYS - 1 YEAR	2.5

Information about Investment Considerations can be found on page 86.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	NMUXX
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$6,148,567,562
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO

SHARES	0.34%
SERVICE SHARES	0.60
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2009

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX–EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$7,516,562	$4,205,535	$14,922,270	$889,429	$1,693,316	$6,103,004
Repurchase agreements, at cost which approximates fair value	2,082,121	1,264,453	–	2,044,381	–	–
Cash	349,044	220,225	–	115,005	756	167
Interest income receivable	6,481	10,596	27,540	254	1,084	4,388
Receivable for fund shares sold	–	–	755,000	–	–	–
Receivable for securities sold	–	–	–	–	1,840	50,725
Receivable from affiliated administrator	165	469	287	170	101	104
Prepaid and other assets	48	49	55	3	5	25
Total Assets	9,954,421	5,701,327	15,705,152	3,049,242	1,697,102	6,158,413
LIABILITIES:
Cash overdraft	–	–	754,841	–	–	–
Payable for fund shares redeemed	299,100	220,000	99	115,000	–	–
Payable for securities purchased	50,000	72,577	–	–	10,072	8,058
Distributions payable to shareholders	297	45	640	93	42	624
Payable to affiliates:
Investment advisory fees	2,083	1,082	1,220	248	286	499
Administration fees	833	433	1,220	248	114	499
Custody and accounting fees	89	49	126	27	13	52
Shareholder servicing fees	17	10	26	–	1	15
Transfer agent fees	9	12	21	6	3	2
Trustee fees	92	34	59	–	8	22
Accrued other liabilities	148	222	171	7	15	74
Total Liabilities	352,668	294,464	758,423	115,629	10,554	9,845
Net Assets	$9,601,753	$5,406,863	$14,946,729	$2,933,613	$1,686,548	$6,148,568
ANALYSIS OF NET ASSETS:
Capital stock	$9,601,534	$5,406,806	$14,946,725	$2,933,603	$1,686,543	$6,148,544
Accumulated undistributed net investment income	219	57	4	10	5	24
Net Assets	$9,601,753	$5,406,863	$14,946,729	$2,933,613	$1,686,548	$6,148,568
Net Assets:
Shares	$9,515,203	$5,358,301	$14,815,124	$2,933,613	$1,682,036	$6,075,067
Service Shares	86,550	48,562	131,605	–	4,512	73,501
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	9,514,920	5,358,214	14,815,115	2,933,602	1,682,026	6,075,058
Service Shares	86,615	48,560	131,602	–	4,515	73,496
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	1.00	1.00	–	1.00	1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX–EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$59,940	$39,538	$67,846	$3,987	$8,786	$38,654
EXPENSES:
Investment advisory fees	24,884	19,862	31,849	3,471	3,114	11,070
Administration fees	9,953	7,945	15,924	1,736	1,245	5,533
Custody and accounting fees	1,069	851	1,655	219	141	581
Transfer agent fees	101	38	118	12	30	40
Registration fees	160	107	148	44	47	94
Printing fees	55	47	61	1	6	26
Professional fees	280	256	304	14	24	138
Trustee fees and expenses	144	133	156	7	14	71
Shareholder servicing fees	260	303	533	–	14	176
Participation fees	4,380	2,670	3,984	–	319	1,389
Other	203	162	218	6	26	92
Total Expenses	41,489	32,374	54,950	5,510	4,980	19,210
Less voluntary waivers of investment advisory fees	–	–	(15,925)	(1,923)	–	(5,537)
Less expenses reimbursed by investment adviser	(129)	(2,019)	(192)	–	(80)	(19)
Less expenses reimbursed by administrator	(1,917)	(1,539)	(2,555)	(1,345)	(233)	(991)
Less custodian credits	–	(43)	(1)	(6)	(20)	(4)
Net Expenses	39,443	28,773	36,277	2,236	4,647	12,659
Net Investment Income	20,497	10,765	31,569	1,751	4,139	25,995
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(12,239)	57	4	10	38	15
Capital Support Agreement	12,458	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	29,819	–	–	–	–	–
Capital Support Agreement	(29,819)	–	–	–	–	–
Net Gains on Investments	219	57	4	10	38	15
Net Increase in Net Assets Resulting from Operations	$20,716	$10,822	$31,573	$1,761	$4,177	$26,010

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		GOVERNMENT PORTFOLIO
Amounts in thousands	2009	2008	2009	2008
OPERATIONS:
Net investment income	$20,497	$279,474	$10,765	$138,076
Net realized gains (losses) on:
Investments	(12,239)	3,748	57	134
Capital Support Agreement	12,458	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	29,819	(29,819)	–	–
Capital Support Agreement	(29,819)	29,819	–	–
Net Increase in Net Assets Resulting from Operations	20,716	283,222	10,822	138,210
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	411,566	(5,747,181)	(2,090,966)	4,505,063
Net increase (decrease) in net assets resulting from Service Shares transactions	(25,760)	(97,464)	(108,880)	(21,995)
Net increase (decrease) in net assets resulting from Premier Shares transactions	–	(14,705)	(5,593)	1,391
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	385,806	(5,859,350)	(2,205,439)	4,484,459
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(24,097)	(276,273)	(10,785)	(134,790)
Total Distributions to Shares Shareholders	(24,097)	(276,273)	(10,785)	(134,790)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(134)	(3,075)	(104)	(3,204)
Total Distributions to Service Shares Shareholders	(134)	(3,075)	(104)	(3,204)
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	–	(122)	–	(82)
Total Distributions to Premier Shares Shareholders	–	(122)	–	(82)
Total Increase (Decrease) in Net Assets	382,291	(5,855,598)	(2,205,506)	4,484,593
NET ASSETS:
Beginning of Year	9,219,462	15,075,060	7,612,369	3,127,776
End of Year	$9,601,753	$9,219,462	$5,406,863	$7,612,369
Accumulated Undistributed Net Investment Income	$219	$3,734	$57	$124

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO		TREASURY PORTFOLIO		TAX-EXEMPT PORTFOLIO		MUNICIPAL PORTFOLIO
2009	2008	2009	2008(1)	2009	2008	2009	2008
$31,569	$246,073	$1,751	$64	$4,139	$20,625	$25,995	$95,502
4	232	10	–	38	181	15	252
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
31,573	246,305	1,761	64	4,177	20,806	26,010	95,754
(671,403)	7,481,359	2,461,813	471,790	570,086	178,345	1,197,969	821,346
(380,473)	427,172	–	–	(99)	765	1,246	25,596
–	(241,344)	–	–	–	–	–	(332)
(1,051,876)	7,667,187	2,461,813	471,790	569,987	179,110	1,199,215	846,610
(31,608)	(238,728)	(1,751)	(64)	(4,348)	(20,573)	(26,074)	(94,094)
(31,608)	(238,728)	(1,751)	(64)	(4,348)	(20,573)	(26,074)	(94,094)
(193)	(2,917)	–	–	(10)	(63)	(173)	(1,441)
(193)	(2,917)	–	–	(10)	(63)	(173)	(1,441)
–	(4,447)	–	–	–	–	–	(14)
–	(4,447)	–	–	–	–	–	(14)
(1,052,104)	7,667,400	2,461,823	471,790	569,806	179,280	1,198,978	846,815
15,998,833	8,331,433	471,790	–	1,116,742	937,462	4,949,590	4,102,775
$14,946,729	$15,998,833	$2,933,613	$471,790	$1,686,548	$1,116,742	$6,148,568	$4,949,590
$4	$232	$10	$–	$5	$180	$24	$252

(1)	Commenced investment operations on November 5, 2008.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.05		0.03
Net realized and unrealized gains (losses)	–		–		–		–		–
Total from Investment Operations	–		0.02		0.05		0.05		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.05)		(0.03)
Total Distributions Paid	–		(0.02)		(0.05)		(0.05)		(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.25	%(3)	2.45	%(3)	5.07%		4.70%		2.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,515,203		$9,107,046		$14,850,516		$12,541,081		$10,608,494
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.39	%(4)	0.36	%(5)	0.35	%(6)	0.35	%(6)	0.35%
Expenses, before waivers, reimbursements and credits	0.41%		0.38%		0.37%		0.37%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.21%		2.60%		4.96%		4.61%		2.75%
Net investment income, before waivers, reimbursements and credits	0.19%		2.58%		4.94%		4.59%		2.73%

	SERVICE
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.04		0.02
Net realized and unrealized gains (losses)	–		–		–		–		–
Total from Investment Operations	–		0.02		0.05		0.04		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.04)		(0.02)
Total Distributions Paid	–		(0.02)		(0.05)		(0.04)		(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.12	%(3)	2.18	%(3)	4.80%		4.43%		2.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$86,550		$112,416		$209,839		$131,092		$123,798
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.54	%(4)	0.62	%(5)	0.61	%(6)	0.61	%(6)	0.61%
Expenses, before waivers, reimbursements and credits	0.67%		0.64%		0.63%		0.63%		0.63%
Net investment income, net of waivers, reimbursements and credits	0.06%		2.34%		4.70%		4.35%		2.49%
Net investment income (loss), before waivers, reimbursements and credits	(0.07)%		2.32%		4.68%		4.33%		2.47%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.46% and 0.22%, for the Shares and Service Shares, respectively for the year ended November 30, 2009 and 2.19% and 1.95%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $4,328,000 and $52,000 for Shares and Service Shares, respectively, which represents 0.04% of average net assets for the year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $1,026,000 and $13,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.05		0.03
Total from Investment Operations	–		0.02		0.05		0.05		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.05)		(0.03)
Total Distributions Paid	–		(0.02)		(0.05)		(0.05)		(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.13%		2.30%		4.93%		4.65%		2.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,358,301		$7,449,332		$2,944,139		$2,885,277		$2,768,848
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36	%(3)	0.36	%(4)	0.35	%(5)	0.35	%(5)	0.35	%(5)
Expenses, before waivers, reimbursements and credits	0.40%		0.38%		0.37%		0.38%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.14%		2.13%		4.87%		4.57%		2.74%
Net investment income, before waivers, reimbursements and credits	0.10%		2.11%		4.85%		4.54%		2.72%

	SERVICE
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.04		0.02
Total from Investment Operations	–		0.02		0.05		0.04		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.04)		(0.02)
Total Distributions Paid	–		(0.02)		(0.05)		(0.04)		(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.07%		2.04%		4.67%		4.38%		2.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$48,562		$157,444		$179,435		$104,203		$87,499
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(3)	0.62	%(4)	0.61	%(5)	0.61	%(5)	0.61	%(5)
Expenses, before waivers, reimbursements and credits	0.66%		0.64%		0.63%		0.64%		0.63%
Net investment income, net of waivers, reimbursements and credits	0.03%		1.87%		4.61%		4.31%		2.48%
Net investment income (loss), before waivers, reimbursements and credits	(0.16)%		1.85%		4.59%		4.28%		2.46%

(1)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,627,000 and $43,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $622,000 and $10,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.05		0.03
Total from Investment Operations	–		0.02		0.05		0.05		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.05)		(0.03)
Total Distributions Paid	–		(0.02)		(0.05)		(0.05)		(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.20%		2.31%		5.03%		4.72%		2.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$14,815,124		$15,486,752		$8,005,182		$4,713,406		$4,060,096
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.23	%(3)	0.21	%(4)	0.20	%(5)	0.20	%(5)	0.20%
Expenses, before waivers, reimbursements and credits	0.34%		0.33%		0.32%		0.32%		0.33%
Net investment income, net of waivers, reimbursements and credits	0.20%		2.13%		4.90%		4.64%		2.80%
Net investment income, before waivers, reimbursements and credits	0.09%		2.01%		4.78%		4.52%		2.67%

	SERVICE
Selected per share data	2009(1)		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05		0.04		0.03
Total from Investment Operations	–		0.02		0.05		0.04		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)		(0.04)		(0.03)
Total Distributions Paid	–		(0.02)		(0.05)		(0.04)		(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.06%		2.05%		4.75%		4.45%		2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$131,605		$512,081		$84,905		$68,295		$69,519
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.38	%(3)	0.47	%(4)	0.46	%(5)	0.46	%(5)	0.46%
Expenses, before waivers, reimbursements and credits	0.60%		0.59%		0.58%		0.58%		0.59%
Net investment income, net of waivers, reimbursements and credits	0.05%		1.87%		4.64%		4.38%		2.54%
Net investment income (loss), before waivers, reimbursements and credits	(0.17)%		1.75%		4.52%		4.26%		2.41%

(1)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $3,958,000 and $26,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $920,000 and $24,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TREASURY PORTFOLIO	SHARES
Selected per share data	2009(1)	2008(2)
Net Asset Value, Beginning of Period	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–
Total from Investment Operations	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–
Total Distributions Paid	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return(3)	0.11%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,933,613	$471,790
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.13%	0.00%
Expenses, before waivers, reimbursements and credits	0.32%	0.57	%(5)
Net investment income, net of waivers, reimbursements and credits	0.10%	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.09)%	(0.27	)%(5)

(1)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(2)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The ratios of expenses and net investment loss were previously reported as 0.47% and (0.17)%, respectively. This had no impact to the Portfolio’s net asset value.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.03	0.03	0.02
Total from Investment Operations	–		0.02		0.03	0.03	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.03)	(0.03)	(0.02)
Total Distributions Paid	–		(0.02)		(0.03)	(0.03)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.35%		2.18%		3.36%	3.11%	1.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,682,036		$1,112,129		$933,614	$549,349	$685,136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.37	%(3)	0.36	%(4)	0.35%	0.35%	0.35%
Expenses, before waivers, reimbursements and credits	0.40%		0.38%		0.38%	0.38%	0.38%
Net investment income, net of waivers, reimbursements and credits	0.33%		2.14%		3.32%	3.00%	1.96%
Net investment income, before waivers, reimbursements and credits	0.30%		2.12%		3.29%	2.97%	1.93%

	SERVICE
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.03	0.03	0.02
Total from Investment Operations	–		0.02		0.03	0.03	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.03)	(0.03)	(0.02)
Total Distributions Paid	–		(0.02)		(0.03)	(0.03)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.17%		1.92%		3.10%	2.82%	1.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,512		$4,613		$3,848	$4,023	$4,769
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60	%(3)	0.62	%(4)	0.61%	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.66%		0.64%		0.64%	0.64%	0.64%
Net investment income, net of waivers, reimbursements and credits	0.10%		1.88%		3.06%	2.74%	1.70%
Net investment income, before waivers, reimbursements and credits	0.04%		1.86%		3.03%	2.71%	1.67%

(1)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $318,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $75,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007	2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.03	0.03		0.02
Total from Investment Operations	–		0.02		0.03	0.03		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.03)	(0.03)		(0.02)
Total Distributions Paid	–		(0.02)		(0.03)	(0.03)		(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(2)	0.49%		2.29%		3.52%	3.24%		2.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,075,067		$4,877,332		$4,055,785	$2,454,129		$1,095,146
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.23	%(3)	0.21	%(4)	0.20%	0.20	%(5)	0.20%
Expenses, before waivers, reimbursements and credits	0.34%		0.33%		0.32%	0.32%		0.32%
Net investment income, net of waivers, reimbursements and credits	0.47%		2.24%		3.47%	3.23%		2.12%
Net investment income, before waivers, reimbursements and credits	0.36%		2.12%		3.35%	3.11%		2.00%

	SERVICE
Selected per share data	2009(1)		2008		2007	2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.03	0.03		0.02
Total from Investment Operations	–		0.02		0.03	0.03		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.03)	(0.03)		(0.02)
Total Distributions Paid	–		(0.02)		(0.03)	(0.03)		(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(2)	0.24%		2.02%		3.26%	2.98%		1.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$73,501		$72,258		$46,658	$55,183		$89,445
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(3)	0.47	%(4)	0.46%	0.46	%(5)	0.46%
Expenses, before waivers, reimbursements and credits	0.60%		0.59%		0.58%	0.58%		0.58%
Net investment income, net of waivers, reimbursements and credits	0.23%		1.98%		3.21%	2.97%		1.86%
Net investment income, before waivers, reimbursements and credits	0.10%		1.86%		3.09%	2.85%		1.74%

(1)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,360,000 and $29,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $322,000 and $7,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 36.3%

Non-U.S. Depository Institutions – 36.3%

Australia & New Zealand Bank, London Branch,

0.22%, 1/25/10	$60,000	$60,000

0.25%, 2/11/10	50,000	50,000

0.30%, 4/23/10	35,000	35,000

0.25%, 5/27/10	50,000	50,000

Banco Bilbao Vizcaya Argentaria,

0.27%, 3/19/10	35,000	35,000

0.31%, 4/22/10	55,000	55,000

0.32%, 4/22/10	45,000	45,001

Banco Bilbao Vizcaya Argentaria, London,

0.23%, 1/29/10	55,000	55,000

0.26%, 2/19/10	20,000	20,000

0.30%, 3/8/10	35,000	35,000

Barclays Bank, New York Branch,

0.83%, 1/11/10	50,000	50,000

Barclays Bank PLC, New York Branch, FRCD,

0.46%, 12/1/09	75,000	75,000

0.29%, 12/21/09	140,000	140,000

0.29%, 12/29/09	40,000	40,000

BNP Paribas S.A., London Branch,

0.26%, 1/6/10	140,000	140,000

0.32%, 4/16/10	65,000	65,000

0.27%, 5/25/10	30,000	30,000

CALYON, London,

0.34%, 5/18/10	45,000	45,000

CALYON, New York,

0.24%, 2/8/10	50,000	50,000

0.29%, 2/22/10, FRCD	40,000	40,005

Commonwealth Bank of Australia,

0.24%, 12/22/09	50,000	50,000

0.19%, 2/24/10	100,000	100,000

Credit Agricole S.A., London Branch,

0.23%, 1/22/10	35,000	35,000

0.23%, 1/29/10	50,000	50,000

0.23%, 2/1/10	115,000	115,000

0.30%, 4/22/10	25,000	25,000

DNB Norway Bank A.S.A., New York Branch,

0.20%, 1/19/10	25,000	25,000

0.22%, 2/8/10	25,000	25,000

HSBC PLC, London,

0.17%, 12/29/09	75,000	75,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 36.3% continued

Non-U.S. Depository Institutions – 36.3% continued

HSBC PLC, London, continued

0.21%, 2/12/10	$115,000	$115,000

0.30%, 4/28/10	60,000	60,000

Intesa San Paolo Spa, New York Branch,

0.21%, 1/27/10	50,000	50,000

Lloyds Bank, New York Branch,

0.95%, 1/19/10	50,000	50,000

0.75%, 2/22/10	100,000	100,000

0.70%, 2/26/10	40,000	40,000

National Australia Bank, London Branch,

0.25%, 12/1/09	50,000	50,000

0.25%, 12/14/09	150,000	150,000

0.24%, 12/31/09	10,000	10,000

0.19%, 2/24/10	50,000	50,000

0.36%, 3/18/10	20,000	20,000

Nordea Bank Finland, New York,

0.23%, 12/2/09	30,000	30,000

0.24%, 12/17/09	100,000	100,000

0.25%, 5/25/10	25,000	25,000

Rabobank Nederland, New York Branch,

0.55%, 12/1/09	25,000	25,000

0.42%, 1/11/10	50,000	50,000

0.33%, 3/1/10	75,000	75,000

Royal Bank of Scotland, CT, FRCD,

0.42%, 12/28/09	55,000	55,000

Royal Bank of Scotland, New York Branch,

1.21%, 12/29/09	55,000	55,000

1.20%, 12/30/09	95,000	95,000

1.08%, 1/11/10	50,000	50,000

1.00%, 1/13/10	40,000	40,000

Societe Generale, London Branch,

0.21%, 1/4/10	20,000	20,000

0.25%, 2/1/10	50,000	50,000

0.25%, 2/12/10	62,000	62,000

0.26%, 3/1/10	115,000	115,000

Westpac Banking Corp., FRCD,

0.20%, 12/1/09	50,000	50,000

Westpac Banking Corp., New York, FRCD,

0.20%, 12/1/09	125,000	125,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 36.3% continued

Non-U.S. Depository Institutions – 36.3% continued

Westpac Banking Corp., New York, FRCD, continued

0.24%, 12/1/09	$150,000	$150,000
Total Certificates of Deposit
(Cost $3,482,006)		3,482,006

COMMERCIAL PAPER – 15.5%

Chemicals and Allied Products – 0.8%

Pfizer, Inc.,

0.80%, 7/8/10	35,000	34,829

0.80%, 7/16/10	40,000	39,798
		74,627

Electronic and Other Electronic Components – 1.0%

General Electric Co.,
0.17%, 12/16/09	100,000	99,993

Multi-Seller Conduits – 12.4%

Amstel Funding Corp., (1)

0.60%, 12/1/09	100,000	100,000

Charta Corp.,

0.25%, 2/5/10	26,400	26,388

Corporate Receivables Corp.,

0.25%, 1/22/10	20,000	19,993

0.25%, 2/1/10	25,000	24,989

0.25%, 2/5/10	100,000	99,954

Fairway Finance Corp.,

0.19%, 1/13/10	85,907	85,888

Kitty Hawk Funding Corp.,

0.18%, 12/17/09	17,061	17,060

0.24%, 2/2/10	10,000	9,996

0.25%, 2/8/10	115,000	114,945

LMA Americas LLC,

0.18%, 12/21/09	51,590	51,585

Ranger Funding Company LLC,

0.22%, 12/7/09	24,723	24,722

0.18%, 12/15/09	60,000	59,996

0.18%, 12/18/09	8,754	8,753

0.20%, 1/25/10	35,000	34,989

0.25%, 2/8/10	49,469	49,445

0.24%, 2/10/10	20,435	20,425

0.24%, 2/19/10	40,000	39,979

Regency Markets, Inc.,

0.20%, 12/7/09	38,210	38,209

0.20%, 12/14/09	58,709	58,705

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 15.5% continued

Multi-Seller Conduits – 12.4% continued

Regency Markets, Inc., continued

0.19%, 12/17/09	$47,200	$47,196

0.19%, 12/21/09	10,000	9,999

Straight-A Funding LLC,

0.21%, 1/15/10	15,022	15,018

0.20%, 2/1/10	42,000	41,986

0.20%, 2/08/10	57,353	57,331

Yorktown Capital LLC,

0.17%, 12/3/09	30,000	30,000

0.18%, 12/15/09	11,500	11,499

0.18%, 12/18/09	30,183	30,180

0.18%, 12/21/09	22,635	22,633

0.24%, 2/19/10	22,518	22,505

0.24%, 2/22/10	10,048	10,042
		1,184,410

Non-U.S. Bank – Non-U.S. Government – 1.3%

Danske Corp., Sovereign Gtd.,

0.25%, 12/1/09	40,000	40,000

0.25%, 1/4/10	85,000	84,980
		124,980
Total Commercial Paper
(Cost $1,484,010)		1,484,010

CORPORATE NOTES/BONDS – 2.7%

Non-U.S. Depositary Institutions – 0.1%

Rabobank Nederland, FRN, (1)
0.24%, 12/15/09	16,198	16,199

Supranational – 0.8%

International Bank for Reconstruction & Development,
0.73%, 6/10/10	80,000	80,000

U.S. Depository Institutions – 1.8%

Bank of America N.A., FDIC Gtd., (2)

0.33%, 12/14/09, FRN	100,000	100,000

1.05%, 1/22/10	75,000	74,999
		174,999
Total Corporate Notes/Bonds
(Cost $271,198)		271,198

EURODOLLAR TIME DEPOSITS – 0.6%

Non-U.S. Depository Institutions – 0.6%

Royal Bank of Canada, Toronto, Canada,

0.20%, 12/1/09	55,772	55,772
Total Eurodollar Time Deposits
(Cost $55,772)		55,772

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 19.4% (3)

Federal Farm Credit Bank – 1.1%

FFCB FRN,

0.19%, 12/1/09	$35,000	$34,990

0.26%, 12/6/09	70,000	70,024
		105,014

Federal Home Loan Bank – 15.3%

FHLB Bonds,

1.05%, 2/23/10	25,000	24,994

1.10%, 3/10/10	45,000	44,993

4.38%, 3/17/10	47,000	47,430

0.90%, 4/7/10	40,000	39,992

0.88%, 4/15/10	50,000	50,000

0.82%, 4/23/10	25,000	25,000

0.82%, 4/28/10	25,000	24,998

0.80%, 4/30/10	30,000	30,005

0.80%, 5/17/10	30,000	29,992

0.55%, 6/10/10	35,000	34,990

0.50%, 11/10/10	5,000	5,000

FHLB Callable Bonds,

0.70%, 6/23/10	30,000	30,000

0.70%, 6/25/10	40,000	40,000

0.55%, 11/2/10	5,000	5,000

0.55%, 11/3/10	35,000	35,000

0.55%, 11/5/10	35,000	35,000

0.56%, 11/19/10	37,000	37,000

FHLB Discount Notes,

1.12%, 12/4/09	128,000	127,988

0.85%, 12/11/09	75,000	74,982

1.00%, 2/10/10	20,000	19,961

1.00%, 2/23/10	48,000	47,888

1.00%, 3/4/10	40,000	39,897

FHLB FRN,

0.25%, 12/1/09	100,000	100,000

0.48%, 12/1/09	50,000	50,000

0.60%, 12/1/09	100,000	100,000

0.67%, 12/1/09	40,000	40,000

0.74%, 12/1/09	40,000	40,000

0.77%, 12/1/09	75,000	75,000

0.80%, 12/1/09	60,000	59,997

0.50%, 1/8/10	75,000	75,000

0.23%, 1/28/10	75,000	75,000
		1,465,107

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 19.4% (3) continued

Federal Home Loan Mortgage Corporation – 2.0%

FHLMC FRN,

0.31%, 12/3/09	$75,000	$74,983

0.27%, 12/10/09	75,000	74,977

FHLMC Note,

1.45%, 9/10/10	40,000	40,277
		190,237

Federal National Mortgage Association – 1.0%

FNMA FRN,

0.17%, 1/13/10	40,000	39,985

0.23%, 2/5/10	40,000	39,986

FNMA Note,

3.00%, 7/12/10	17,000	17,258
		97,229
Total U.S. Government Agencies
(Cost $1,857,587)		1,857,587

U.S. GOVERNMENT OBLIGATIONS – 3.8%

U.S. Treasury Bills – 1.6%

0.70%, 12/17/09	45,000	44,986

0.51%, 4/1/10	60,000	59,896

0.50%, 7/1/10	30,000	29,912

0.39%, 9/23/10	20,000	19,936
		154,730

U.S. Treasury Notes – 2.2%

2.38%, 8/31/10	57,000	57,744

4.50%, 11/15/10	40,000	41,537

1.25%, 11/30/10	111,000	111,978
		211,259
Total U.S. Government Obligations
(Cost $365,989)		365,989

Investments, at Amortized Cost
($7,516,562)		7,516,562

REPURCHASE AGREEMENTS – 21.7%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 1.9% (4)

Morgan Stanley & Co., Inc., dated 11/30/09, repurchase price $40,471

0.14%, 12/1/09	40,471	40,471

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 21.7% continued
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 1.9% (4) continued

Societe Generale, New York Branch, dated 11/30/09, repurchase price $80,943

0.15%, 12/1/09	$80,943	$80,943

UBS Securities LLC, dated 11/30/09, repurchase price $60,707

0.15%, 12/1/09	60,707	60,707
		182,121
(Collateralized at a minimum of 102%) Repurchase Agreements – 19.8% (5)

Bank of America N.A., dated 11/30/09, repurchase price $550,002

0.16%, 12/1/09	550,000	550,000

BNP Paribas Securities Corp., dated 11/30/09, repurchase price $60,000

0.16%, 12/1/09	60,000	60,000

Citigroup Global Markets, Inc., dated 11/30/09, repurchase price $250,001

0.17%, 12/1/09	250,000	250,000

Societe Generale, New York Branch, dated 11/30/09, repurchase price $1,040,005

0.17%, 12/1/09	1,040,000	1,040,000
		1,900,000
Total Repurchase Agreements
(Cost $2,082,121)		2,082,121

Total Investments – 100.0%
(Cost $9,598,683) (6)		9,598,683
Other Assets less Liabilities – 0.0%		3,070
NET ASSETS – 100.0%		$9,601,753

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$63,793	2.38% - 6.25%	8/15/23 - 4/15/28
U.S. Treasury Notes	$123,377	0.63% - 1.63%	12/15/11 - 1/15/15

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$422,873	2.87% - 9.50%	11/1/13 - 8/1/37
FNMA	$1,469,280	2.71% - 8.50%	11/1/10 - 11/1/39
GNMA	$60,233	4.00% - 7.95%	9/15/23 - 1/20/39

(6)	The cost for federal income tax purposes was $9,598,683.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Diversified Assets Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Diversified Assets Portfolio	$ —	$9,598,683	(1)	$ —	$9,598,683

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued	NOVEMBER 30, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Notes/Bonds
Structured Investment Vehicles	$39,382	$(12,462)	$29,819	$(56,739)	$ —	$ —
Total Investments	$39,382	$(12,462)	$29,819	$(56,739)	$ —	$ —

Other Financial Instruments *	$29,819	$12,458	$(29,819)	$(12,458)	$ —	$ —

*	Other financial instruments include futures, forwards and Capital Support Agreement, if applicable.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 69.1% (1)

Federal Farm Credit Bank – 15.8%

FFCB Bonds,

5.25%, 9/13/10	$10,000	$10,388

0.41%, 10/26/10	20,000	20,012

FFCB Discount Notes,

0.02%, 12/3/09	100,000	100,000

0.23%, 12/29/09	25,000	24,996

0.50%, 3/30/10	25,000	24,959

0.53%, 6/17/10	50,000	49,854

0.35%, 11/12/10	10,000	9,966

FFCB FRN,

0.22%, 12/1/09	25,000	24,994

0.62%, 12/1/09	35,000	35,000

0.24%, 12/2/09	30,000	29,999

0.17%, 12/9/09	35,000	35,000

0.54%, 12/15/09	24,000	24,044

0.54%, 12/15/09	75,000	75,000

0.26%, 12/20/09	50,000	49,994

0.48%, 12/20/09	100,000	100,000

0.16%, 12/22/09	23,500	23,499

0.23%, 12/22/09	50,000	50,000

0.13%, 12/24/09	45,000	44,998

0.23%, 12/25/09	30,000	30,000

0.24%, 12/25/09	5,000	5,001

0.16%, 12/28/09	45,000	44,998

0.23%, 12/27/09	30,000	29,996

0.27%, 12/28/09	13,000	13,006
		855,704

Federal Home Loan Bank – 25.7%

FHLB Bonds,

5.00%, 12/11/09	50,000	50,064

0.85%, 12/29/09	100,000	99,995

2.75%, 3/12/10	21,000	21,149

4.88%, 3/12/10	10,000	10,133

5.00%, 3/12/10	10,000	10,125

0.55%, 6/4/10	50,000	50,072

0.65%, 6/15/10	100,000	99,969

0.56%, 6/18/10	30,000	30,032

4.50%, 6/22/10	5,560	5,692

0.55%, 7/16/10	25,000	25,047

3.50%, 7/16/10	10,465	10,677

0.56%, 8/20/10	35,000	34,988

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 69.1% (1) continued

Federal Home Loan Bank – 25.7% continued

FHLB Bonds, continued

4.38%, 9/17/10	$10,900	$11,250

0.38%, 11/16/10	20,300	20,316

FHLB Discount Notes,

0.02%, 12/1/09	195,193	195,193

0.80%, 12/4/09	40,000	39,997

0.11%, 12/11/09	20,962	20,961

0.11%, 12/18/09	18,000	17,999

0.09%, 12/23/09	25,000	24,999

0.75%, 12/23/09	23,428	23,417

0.03%, 12/28/09	25,000	24,999

0.06%, 12/28/09	27,000	26,999

0.10%, 2/12/10	30,000	29,994

0.19%, 5/14/10	30,000	29,975

0.51%, 5/27/10	80,000	79,800

0.47%, 7/7/10	10,000	9,972

FHLB FRN,

0.29%, 12/1/09	15,000	15,000

0.52%, 12/1/09	24,500	24,499

0.62%, 12/1/09	30,000	29,997

0.15%, 12/17/09	30,000	30,000

0.19%, 12/19/09	83,500	83,481

0.15%, 12/31/09	35,000	34,998

0.04%, 1/6/10	6,500	6,496

0.12%, 1/8/10	4,100	4,100

0.13%, 1/9/10	55,000	55,008

0.24%, 1/9/10	3,200	3,201

0.18%, 1/13/10	50,000	50,009

0.18%, 1/14/10	30,000	29,996

0.20%, 2/10/10	10,000	10,004

0.24%, 2/19/10	10,000	10,006
		1,390,609

Federal Home Loan Mortgage Corporation – 13.1%

FHLMC Discount Notes,

0.76%, 12/7/09	23,815	23,812

0.31%, 12/7/09	17,625	17,624

0.80%, 12/28/09	70,000	69,958

0.12%, 12/28/09	100,000	99,991

0.89%, 1/4/10	43,000	42,964

0.13%, 1/26/10	10,000	9,998

0.13%, 2/18/10	10,000	9,997

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 69.1% (1) continued

Federal Home Loan Mortgage Corporation – 13.1% continued

FHLMC Discount Notes, continued

0.16%, 4/1/10	$18,000	$17,990

FHLMC FRN,

0.31%, 12/3/09	50,000	49,989

0.38%, 12/9/09	30,000	30,082

0.26%, 12/24/09	60,000	60,084

0.26%, 12/31/09	10,000	10,017

0.18%, 1/14/10	120,000	119,995

0.19%, 2/4/10	17,156	17,153

0.24%, 2/24/10	65,000	64,991

FHLMC Notes,

7.00%, 3/15/10	15,000	15,297

2.88%, 4/30/10	10,000	10,112

2.88%, 6/28/10	10,000	10,151

3.25%, 7/16/10	3,205	3,265

3.13%, 10/25/10	22,000	22,568
		706,038

Federal National Mortgage Association – 14.5%

FNMA Discount Notes,

0.22%, 12/1/09	105,021	105,021

1.00%, 12/10/09	70,000	69,983

0.17%, 1/4/10	35,520	35,514

0.19%, 1/4/10	68,177	68,165

0.42%, 2/1/10	15,275	15,264

0.13%, 2/5/10	15,000	14,996

0.11%, 2/16/10	17,360	17,356

0.24%, 3/10/10	20,000	19,987

0.24%, 4/1/10	25,000	24,980

0.18%, 4/19/10	15,000	14,990

FNMA FRN,

0.23%, 1/21/10	71,000	71,039

0.23%, 2/5/10	80,000	80,026

0.22%, 2/12/10	14,000	14,006

FNMA Notes,

3.88%, 12/10/09	80,238	80,307

4.63%, 12/15/09	53,000	53,087

4.75%, 3/12/10	35,007	35,456

4.38%, 6/21/10	20,000	20,458

3.00%, 7/12/10	42,000	42,700
		783,335
Total U.S. Government Agencies
(Cost $3,735,686)		3,735,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 8.7%

U.S. Treasury Bills – 4.5%

0.03%, 12/3/09	$85,000	$85,000

0.04%, 12/3/09	25,000	25,000

0.05%, 12/10/09	95,000	94,999

0.44%, 12/17/09	13,500	13,497

0.05%, 12/24/09	25,000	24,999
		243,495

U.S. Treasury Notes – 4.2%

3.50%, 12/15/09	75,000	75,093

3.25%, 12/31/09	40,000	40,094

6.50%, 2/15/10	35,000	35,437

2.13%, 4/30/10	50,000	50,395

2.00%, 9/30/10	25,000	25,335
		226,354
Total U.S. Government Obligations
(Cost $469,849)		469,849

Investments, at Amortized Cost
($4,205,535)		4,205,535

REPURCHASE AGREEMENTS – 23.4%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 2.4% (2)

Morgan Stanley & Co., Inc., dated 11/30/09, repurchase price $29,732

0.14%, 12/1/09	29,732	29,732

Societe Generale, New York Branch, dated 11/30/09, repurchase price $59,463

0.15%, 12/1/09	59,463	59,463

UBS Securities LLC, dated 11/30/09, repurchase price $44,597

0.15%, 12/1/09	44,597	44,597
		133,792
(Collateralized at a minimum of 102%) Repurchase Agreements – 21.0% (3)

Bank of America N.A., dated 11/30/09, repurchase price $435,002

0.16%, 12/1/09	435,000	435,000

Citigroup Global Markets, Inc., dated 11/30/09, repurchase price $30,661

0.17%, 12/1/09	30,661	30,661

Deutsche Bank Securities, Inc., dated 11/30/09, repurchase price $200,001

0.18%, 12/1/09	200,000	200,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 23.4% continued
(Collateralized at a minimum of 102%) Repurchase Agreements – 21.0% (3) continued

Goldman Sachs & Co., dated 11/30/09, repurchase price $465,002

0.17%, 12/1/09	$465,000	$465,000
		1,130,661
Total Repurchase Agreements
(Cost $1,264,453)		1,264,453

Total Investments – 101.2%
(Cost $5,469,988) (4)		5,469,988
Liabilities less Other Assets – (1.2)%		(63,125)
NET ASSETS – 100.0%		$5,406,863

(1)	The obligations of certain U.S. Government–sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$46,865	2.38% - 6.25%	8/15/23 - 4/15/28
U.S. Treasury Notes	$90,636	0.63% - 1.63%	12/15/11 - 1/15/15

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$8,562	4.00% - 7.50%	10/1/16 - 3/1/39
FNMA	$950,019	2.59% - 8.00%	8/1/10 - 11/1/39
U.S. Treasury Bonds	$206,000	0.00%	5/15/20 - 5/15/23

(4)	The cost for federal income tax purposes was $5,469,988.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Government Portfolio	$ —	$5,469,988	(1)	$ —	$5,469,988

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 82.7% (1)

Federal Farm Credit Bank – 19.4%

FFCB Bonds,

2.38%, 4/7/10	$80,000	$80,613

4.20%, 6/21/10	20,300	20,736

0.41%, 10/26/10	20,000	20,014

FFCB Discount Notes,

0.03%, 12/1/09	80,000	80,000

0.04%, 12/1/09	75,000	75,000

0.03%, 12/2/09	475,000	475,000

0.07%, 12/11/09	11,000	11,000

0.06%, 12/15/09	23,000	22,999

0.30%, 1/4/10	26,000	25,992

0.25%, 1/7/10	25,000	24,994

0.25%, 1/8/10	25,000	24,993

0.21%, 1/29/10	25,000	24,991

0.73%, 2/9/10	37,000	36,947

0.13%, 3/17/10	20,000	19,992

0.50%, 3/30/10	50,000	49,917

0.45%, 4/1/10	40,000	39,940

0.16%, 5/5/10	10,000	9,993

0.16%, 5/6/10	10,000	9,993

0.35%, 11/12/10	25,000	24,916

FFCB FRN,

0.22%, 12/1/09	100,000	99,975

0.31%, 12/1/09	17,300	17,311

0.47%, 12/1/09	20,000	20,006

0.62%, 12/1/09	100,000	100,000

0.67%, 12/1/09	75,000	75,000

0.24%, 12/2/09	45,000	44,999

0.21%, 12/3/09	100,000	99,993

0.44%, 12/3/09	53,000	52,960

0.22%, 12/4/09	35,000	35,003

0.49%, 12/4/09	25,000	25,007

0.24%, 12/6/09	25,000	25,009

0.15%, 12/8/09	14,000	14,000

0.17%, 12/9/09	65,000	65,000

0.59%, 12/9/09	11,435	11,488

0.43%, 12/10/09	55,000	55,000

0.18%, 12/14/09	50,000	49,993

0.54%, 12/15/09	60,000	60,111

0.54%, 12/15/09	175,000	175,000

0.18%, 12/17/09	30,000	30,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 82.7% (1) continued

Federal Farm Credit Bank – 19.4% continued

FFCB FRN, continued

0.26%, 12/20/09	$75,000	$74,991

0.48%, 12/20/09	229,000	229,000

0.23%, 12/22/09	100,000	100,000

0.13%, 12/24/09	165,000	164,989

0.23%, 12/25/09	40,000	40,000

0.23%, 12/27/09	50,000	49,994

0.14%, 12/28/09	15,000	15,000

0.15%, 12/28/09	20,000	19,999

0.16%, 12/28/09	20,000	19,999

0.00%, 1/1/10	60,000	59,977
		2,907,834

Federal Home Loan Bank – 62.2%

FHLB Bonds,

1.15%, 12/11/09	75,000	75,006

5.00%, 12/11/09	240,000	240,292

3.38%, 12/18/09	50,000	50,072

0.57%, 12/21/09	11,750	11,753

0.85%, 12/29/09	100,000	99,995

3.50%, 1/6/10	40,000	40,104

3.75%, 1/8/10	75,000	75,267

3.88%, 1/15/10	70,000	70,303

1.00%, 3/2/10	40,000	40,089

1.10%, 3/10/10	21,500	21,497

2.75%, 3/12/10	75,000	75,498

5.00%, 3/12/10	35,000	35,439

0.48%, 5/11/10	30,000	30,028

0.55%, 6/4/10	100,000	100,144

3.00%, 6/11/10	75,000	76,086

5.25%, 6/11/10	12,490	12,820

0.65%, 6/15/10	150,000	149,953

0.56%, 6/18/10	223,755	224,018

0.54%, 6/22/10	14,075	14,090

1.12%, 6/30/10	4,770	4,795

0.57%, 7/6/10	85,000	85,102

0.60%, 7/12/10	60,000	59,960

0.55%, 7/16/10	40,000	40,072

3.50%, 7/16/10	151,790	154,825

3.38%, 8/13/10	30,000	30,640

0.56%, 8/20/10	100,000	99,966

0.42%, 10/15/10	19,585	19,613

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 82.7% (1) continued

Federal Home Loan Bank – 62.2% continued

FHLB Bonds, continued

0.38%, 11/4/10	$20,000	$20,006

0.38%, 11/5/10	40,000	39,989

FHLB Discount Notes,

0.02%, 12/1/09	648,446	648,446

0.55%, 12/1/09	16,000	16,000

0.78%, 12/1/09	23,216	23,216

0.03%, 12/2/09	100,000	100,000

0.04%, 12/2/09	139,800	139,800

0.05%, 12/2/09	103,700	103,700

0.07%, 12/2/09	43,056	43,056

0.17%, 12/2/09	60,000	60,000

0.03%, 12/3/09	29,548	29,548

0.05%, 12/3/09	71,452	71,452

0.03%, 12/4/09	20,000	20,000

0.05%, 12/4/09	84,100	84,100

0.06%, 12/4/09	100,000	99,999

0.07%, 12/4/09	106,551	106,551

0.16%, 12/4/09	200,000	199,998

0.76%, 12/4/09	65,000	64,996

0.80%, 12/4/09	40,000	39,997

0.04%, 12/7/09	75,000	75,000

0.07%, 12/7/09	25,005	25,005

0.80%, 12/8/09	23,000	22,996

0.08%, 12/9/09	54,273	54,272

0.12%, 12/9/09	23,325	23,324

0.80%, 12/9/09	160,000	159,972

0.23%, 12/10/09	20,000	19,999

0.02%, 12/11/09	16,440	16,440

0.04%, 12/11/09	10,000	10,000

0.05%, 12/11/09	84,975	84,975

0.06%, 12/11/09	100,000	99,998

0.07%, 12/11/09	100,000	99,998

0.08%, 12/11/09	28,900	28,899

0.10%, 12/11/09	87,149	87,147

0.13%, 12/11/09	20,700	20,699

0.23%, 12/11/09	25,000	24,998

0.93%, 12/11/09	100,000	99,974

0.09%, 12/14/09	19,750	19,749

0.93%, 12/14/09	40,000	39,987

0.30%, 12/15/09	20,000	19,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 82.7% (1) continued

Federal Home Loan Bank – 62.2% continued

FHLB Discount Notes, continued

0.32%, 12/15/09	$25,500	$25,497

0.04%, 12/16/09	38,369	38,368

0.05%, 12/16/09	360,330	360,322

0.06%, 12/16/09	200,000	199,995

0.05%, 12/17/09	23,100	23,099

0.07%, 12/17/09	37,000	36,999

0.04%, 12/18/09	50,000	49,999

0.05%, 12/18/09	150,000	149,997

0.13%, 12/18/09	70,000	69,996

0.06%, 12/21/09	17,566	17,565

0.03%, 12/22/09	22,217	22,217

0.05%, 12/23/09	60,000	59,998

0.06%, 12/23/09	100,000	99,996

0.07%, 12/23/09	40,000	39,998

0.14%, 12/23/09	48,600	48,596

0.03%, 12/28/09	100,000	99,998

0.05%, 12/28/09	200,000	199,992

0.06%, 12/28/09	58,000	57,998

0.07%, 12/28/09	75,000	74,996

0.12%, 12/28/09	70,000	69,994

0.55%, 12/29/09	90,265	90,226

0.04%, 1/4/10	35,000	34,999

0.88%, 1/4/10	25,000	24,979

0.10%, 1/6/10	37,457	37,453

0.04%, 1/8/10	17,355	17,354

0.85%, 1/15/10	55,000	54,942

0.10%, 1/20/10	7,251	7,250

0.06%, 1/22/10	60,000	59,995

0.05%, 1/27/10	19,100	19,098

0.07%, 1/27/10	47,600	47,595

0.96%, 2/1/10	90,000	89,851

0.10%, 2/3/10	22,000	21,996

0.09%, 2/5/10	100,000	99,984

0.10%, 2/5/10	20,000	19,996

0.25%, 3/12/10	20,000	19,986

0.21%, 3/30/10	40,000	39,972

0.34%, 6/11/10	60,000	59,890

0.47%, 7/9/10	20,000	19,943

FHLB FRN,

0.22%, 12/1/09	75,000	74,983

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 82.7% (1) continued

Federal Home Loan Bank – 62.2% continued

FHLB FRN, continued

0.26%, 12/1/09	$40,000	$39,996

0.28%, 12/1/09	79,500	79,500

0.29%, 12/1/09	60,000	60,000

0.32%, 12/1/09	80,000	80,000

0.39%, 12/1/09	75,000	75,000

0.52%, 12/1/09	100,000	99,995

0.62%, 12/1/09	130,000	129,995

0.65%, 12/1/09	30,000	30,029

0.80%, 12/1/09	100,000	100,168

0.17%, 12/6/09	10,000	10,003

0.19%, 12/13/09	30,000	30,000

0.12%, 12/15/09	20,000	20,001

0.08%, 12/17/09	100,000	99,996

0.15%, 12/17/09	65,000	65,000

0.19%, 12/19/09	100,000	99,976

0.15%, 12/23/09	75,000	74,995

0.15%, 12/31/09	100,000	99,994

0.04%, 1/6/10	90,000	89,994

0.13%, 1/9/10	235,000	234,945

0.24%, 1/9/10	125,000	125,000

0.18%, 1/14/10	50,000	49,994

0.00%, 1/16/10	42,000	41,974

0.13%, 1/26/10	75,000	75,004

0.24%, 2/19/10	12,000	12,010
		9,291,392

Tennessee Valley Authority – 1.1%

Tennessee Valley Authority Discount Notes,

0.05%, 12/3/09	60,000	60,000

0.03%, 12/17/09	100,000	99,999
		159,999
Total U.S. Government Agencies
(Cost $12,359,225)		12,359,225

U.S. GOVERNMENT OBLIGATIONS – 17.1%

U.S. Treasury Bills – 10.6%

0.02%, 12/3/09	80,000	80,000

0.04%, 12/3/09	380,000	379,999

0.05%, 12/3/09	160,000	160,000

0.05%, 12/10/09	100,000	99,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 17.1% continued

U.S. Treasury Bills – 10.6% continued

0.06%, 12/10/09	$190,000	$189,997

0.03%, 12/17/09	75,000	74,999

0.04%, 12/17/09	100,000	99,998

0.05%, 12/17/09	80,000	79,998

0.14%, 12/17/09	75,000	74,996

0.06%, 12/24/09	75,000	74,997

0.50%, 4/8/10	125,000	124,777

0.14%, 5/27/10	100,000	99,931

0.53%, 7/1/10	50,000	49,842
		1,589,533

U.S. Treasury Notes – 6.5%

3.50%, 12/15/09	200,000	200,248

6.50%, 2/15/10	100,000	101,247

2.00%, 2/28/10	100,000	100,461

2.13%, 4/30/10	175,000	176,380

2.63%, 5/31/10	75,000	75,882

3.63%, 6/15/10	100,000	101,569

2.88%, 6/30/10	40,000	40,605

2.00%, 9/30/10	90,000	91,201

1.50%, 10/31/10	85,000	85,919
		973,512
Total U.S. Government Obligations
(Cost $2,563,045)		2,563,045

Investments, at Amortized Cost
($14,922,270)		14,922,270

Total Investments – 99.8%
(Cost $14,922,270) (2)		14,922,270
Other Assets less Liabilities – 0.2%		24,459
NET ASSETS – 100.0%		$14,946,729

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The cost for federal income tax purposes was $14,922,270.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Select Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Government Select Portfolio	$ —	$14,922,270	(1)	$ —	$14,922,270
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 30.3%

U.S. Treasury Bills – 26.7%

0.69%, 12/17/09	$15,000	$14,995

0.42%, 1/14/10	25,000	24,987

0.29%, 2/11/10	50,000	49,971

0.56%, 2/11/10	20,000	19,978

0.25%, 3/4/10	100,000	99,937

0.70%, 3/11/10	15,000	14,971

0.52%, 4/1/10	43,500	43,424

0.47%, 4/8/10	20,000	19,967

0.50%, 4/8/10	10,000	9,982

0.60%, 4/8/10	12,500	12,473

0.16%, 4/15/10	20,000	19,988

0.50%, 5/6/10	10,000	9,978

0.52%, 5/6/10	10,000	9,977

0.47%, 6/3/10	20,000	19,952

0.48%, 6/3/10	5,000	4,988

0.59%, 6/3/10	5,000	4,985

0.45%, 6/10/10	13,000	12,969

0.31%, 6/17/10	75,000	74,874

0.33%, 6/17/10	75,000	74,864

0.45%, 6/17/10	75,000	74,817

0.46%, 7/1/10	13,000	12,965

0.54%, 7/1/10	40,000	39,873

0.40%, 7/15/10	11,000	10,973

0.50%, 7/29/10	20,000	19,934

0.43%, 8/26/10	15,000	14,952

0.41%, 9/23/10	8,000	7,973

0.37%, 10/21/10	60,000	59,799
		784,546

U.S. Treasury Note – 3.6%

2.38%, 8/31/10	7,000	7,093

2.00%, 9/30/10	23,000	23,311

4.50%, 11/15/10	62,000	64,383

1.25%, 11/30/10	10,000	10,096
		104,883
Total U.S. Government Obligations
(Cost $889,429)		889,429

Investments, at Amortized Cost
($889,429)		889,429

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 69.7%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 0.5% (1)

Morgan Stanley & Co., Inc., dated 11/30/09, repurchase price $3,284

0.14%, 12/1/09	$3,284	$3,284

Societe Generale, New York Branch, dated 11/30/09, repurchase price $6,569

0.15%, 12/1/09	6,569	6,569

UBS Securities LLC, dated 11/30/09, repurchase price $4,927

0.15%, 12/1/09	4,927	4,927
		14,780
(Collateralized at a minimum of 102%) Repurchase Agreements – 69.2% (2)

Bank of America Securities LLC, dated 11/30/09, repurchase price $84,601

0.15%, 12/1/09	84,601	84,601

Barclays Capital, Inc., dated 11/30/09, repurchase price $435,002

0.15%, 12/1/09	435,000	435,000

BNP Paribas Securities Corp., dated 11/30/09, repurchase price $470,002

0.14%, 12/1/09	470,000	470,000

Citigroup Global Markets, Inc., dated 11/30/09, repurchase price $160,001

0.15%, 12/1/09	160,000	160,000

Credit Suisse First Boston Corp., dated 11/30/09, repurchase price $145,001

0.15%, 12/1/09	145,000	145,000

HSBC Securities (USA), Inc., dated 11/30/09, repurchase price $200,001

0.15%, 12/1/09	200,000	200,000

RBS Securities, Inc., dated 11/30/09, repurchase price $340,002

0.16%, 12/1/09	340,000	340,000

Societe Generale, New York Branch, dated 11/30/09, repurchase price $195,001

0.15%, 12/1/09	195,000	195,000
		2,029,601
Total Repurchase Agreements
(Cost $2,044,381)		$2,044,381

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

VALUE (000S)
Total Investments – 100.0%
(Cost $2,933,810) (3)	2,933,810
Liabilities less Other Assets – (0.0)%	(197)
NET ASSETS – 100.0%	$2,933,613

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$5,177	2.38% - 6.25%	8/15/23 - 4/15/28
U.S. Treasury Notes	$10,012	0.63% - 1.63%	12/15/11 - 1/15/15

(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$26,352	0.00%	12/10/09
U.S. Treasury Bonds	$359,071	0.00% - 6.88%	8/15/25 - 2/15/38
U.S. Treasury Notes	$1,687,489	0.88% - 4.50%	7/31/10 - 2/15/18

(3)	The cost for federal income tax purposes was $2,933,810.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Treasury Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Treasury Portfolio	$ —	$2,933,810	(1)	$ —	$2,933,810

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2%

Alabama – 0.9%

Hoover Multifamily Housing Revenue Refunding VRDB, Series 2004, Royal Oaks Apartment Project (FHLMC Insured),

0.25%, 12/8/09	$5,200	$5,200

West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project,

0.35%, 12/8/09	10,000	10,000
		15,200

Alaska – 7.3%

Valdez Marine Terminal Revenue Refunding VRDB, Series 2003-B, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.19%, 12/1/09	110,100	110,100

Series 1993-C, Exxon Pipeline Co. Project,

0.18%, 12/1/09	13,900	13,900
		124,000

Arizona – 1.5%

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-1, The Terraces Project (Lloyds TSB Bank LOC),

0.26%, 12/8/09	2,055	2,055

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project (Bank of America N.A. LOC),

0.26%, 12/8/09	5,700	5,700

Arizona School District TANS Financing Program COPS, Series 2009,

2.00%, 7/30/10	5,000	5,048

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-A (Lloyds TSB Bank LOC),

0.19%, 12/8/09	2,540	2,540

Salt River Project Agricultural Improvement and Power District Revenue Bonds, Citigroup Eagle Series 2006-14, (1)

0.25%, 12/8/09	2,300	2,300

Sun Devil Energy Center LLC Revenue Refunding Bonds, Series 2008, Arizona State University Project (Assured Guaranty Insured),

0.40%, 12/8/09	7,700	7,700
		25,343

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

California – 2.3%

California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2000, Exxon Project (Exxon Mobil Corp. Gtd.),

0.16%, 12/1/09	$5,700	$5,700

California State Economic Recovery G.O. VRDB, Series 2004C-16 (FSA Corp. Insured),

0.40%, 12/8/09	5,500	5,500

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.21%, 12/8/09	12,900	12,900

Fresno Multifamily Housing Revenue Refunding VRDB, Series 2001A, Heron Pointe Apartments (FNMA LOC),

0.21%, 12/8/09	3,300	3,300

Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008-A,

0.28%, 12/8/09	11,685	11,685
		39,085

Colorado – 2.7%

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

0.25%, 12/1/09	1,775	1,775

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Museum of Contemporary Art (KeyBank N.A. LOC),

0.60%, 12/8/09	5,100	5,100

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2003, Vail Mountain School Project (KeyBank N.A. LOC),

0.60%, 12/8/09	13,775	13,775

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2005, Kent Denver School Project (Bank of New York LOC),

0.23%, 12/8/09	5,460	5,460

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2008, Foundations Academy Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	4,655	4,655

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Colorado – 2.7% continued

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC),

0.26%, 12/8/09	$5,080	$5,080

Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.40%, 12/8/09	4,320	4,320

Denver City and County Multifamily Housing Revenue Bonds, Series 1985, Ogden Residences Project (CALYON LOC),

0.37%, 12/1/09	1,700	1,701

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC),

0.35%, 12/8/09	200	200

Westminster EDA Tax Increment Revenue Refunding VRDB, Series 2009, Mandalay Gardens Urban (U.S. Bank N.A. LOC),

0.25%, 12/8/09	4,000	4,000
		46,066

Connecticut – 1.2%

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2005-F, Wesleyan University,

0.25%, 12/8/09	17,505	17,505

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-E, Kent School (Bank of America N.A. LOC),

0.30%, 12/8/09	2,800	2,800
		20,305

District of Columbia – 3.6%

District of Columbia Revenue G.O., Series 2009, Tax Antic Notes, District of Columbia G.O.,

2.50%, 9/30/10	16,400	16,679

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

0.27%, 12/8/09	1,200	1,200

District of Columbia Revenue VRDB, Series 2008, American Legacy Foundations,

0.26%, 12/8/09	6,000	6,000

District of Columbia Revenue Refunding G.O. VRDB, Series 2002-D, (Wachovia Bank N.A. LOC),

0.25%, 12/8/09	30,000	30,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

District of Columbia – 3.6% continued

District of Columbia Water and Sewer Revenue Bonds, Citicorp Eagle Trust 8121A (FSA Corp. Insured), (1)

0.27%, 12/8/09	$7,000	$7,000
		60,879

Florida – 3.5%

Citizens Property Insurance Corp. Revenue Notes, Series 2009 A-2, Senior Secured,

4.50%, 6/1/10	8,500	8,537

Gainesville Utility System Revenue VRDB, Series 2008-B,

0.30%, 12/8/09	7,335	7,335

Jacksonville Health Facilities Authority Hospital Revenue VRDB, Series 2008-B, Baptist Medical (Branch Banking & Trust Co. LOC),

0.25%, 12/8/09	9,500	9,500

Highlands County Health Facilities Authority Revenue Bonds VRDB, Series 2003-C, Adventist Health/Sunbelt (SunTrust Bank LOC),

0.24%, 12/8/09	10,000	10,000

Orange County Health Facilities Authority Revenue VRDB, Series 2008-D, Orlando Regional (SunTrust Bank LOC),

0.26%, 12/1/09	1,300	1,300

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

0.30%, 12/8/09	10,700	10,700

Palm Beach County Health Facilities Authority Revenue VRDB, Series 2001, Bethesda Healthcare System Project (SunTrust Bank LOC),

0.26%, 12/1/09	1,500	1,500

Pinellas County Health Facility Authority Revenue Refunding VRDB, Series 2004, Bayfront Projects (SunTrust Bank LOC),

0.26%, 12/1/09	10,000	10,000
		58,872

Georgia – 5.8%

Burke County Development Authority PCR VRDB, Series 2009, Georgia Power Co., Vogtle, 1st Series,

0.20%, 12/2/09	32,000	32,000

Fulton County Development Authority Revenue Bonds, Series 1999, Alfred and Adele Davis (Branch Banking & Trust Co. LOC),

0.28%, 12/8/09	11,550	11,550

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Georgia – 5.8% continued

Fulton County Residential Care Facilities for the Elderly Authority Revenue VRDB, Series C, Lenbrook Project, First Mortgage (Bank of Scotland PLC LOC),

0.24%, 12/8/09	$500	$500

Georgia Municipal Gas Authority Revenue Bonds, Series 2009-G,

2.00%, 5/19/10	10,000	10,072

Macon-Bibb County Industrial Authority Revenue Refunding and Improvement Bonds, Series 2009, Bass-Sofkee,

0.37%, 12/8/10	11,200	11,200

Monroe County Development Authority PCR VRDB, Series 2009, Georgia Power Co. - Scherer, 1st Series,

0.20%, 12/2/09	600	600

Municipal Electric Authority of Georgia Revenue VRDB, Series B, Project 1 (Dexia Credit Local LOC),

0.27%, 12/8/09	5,400	5,400

Richmond County Development Authority Revenue Bonds, Series 2008-A, MCG Health, Inc. Project (UBS AG LOC),

0.27%, 12/8/09	7,500	7,500

Richmond County Hospital Authority Revenue Bonds, Series 2003, Revenue Anticipation Certificates, University Health Services, Inc. Project (SunTrust Bank LOC),

0.40%, 12/8/09	6,050	6,050

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.),

0.25%, 12/8/09	7,220	7,220

State of Georgia G.O. VRDB, Series 2006 H-1,

0.27%, 12/8/09	5,316	5,316
		97,408

Illinois – 9.5%

Arlington Heights Multifamily Housing Revenue Refunding VRDB, Series 1997, Dunton Tower Apartments Project (Marshall & Ilsley Bank LOC),

2.12%, 12/8/09	3,800	3,800

Chicago G.O. VRDB, Series B-1,

0.19%, 12/1/09	3,100	3,100

Series B-2,

0.19%, 12/1/09	18,000	18,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Illinois – 9.5% continued

Chicago G.O. VRDB, Series 21-B-3, Neighborhoods Alive (Bank of America N.A. LOC),

0.25%, 12/1/09	$8,900	$8,900

Series 21-B-4, Neighborhoods Alive (Bank of New York LOC),

0.20%, 12/1/09	5,000	5,000

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-1 (Harris N.A. LOC),

0.19%, 12/1/09	800	800

Chicago Water Revenue VRDB, Second Lien, Subseries 2000-2,

0.26%, 12/1/09	5,000	5,000

City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (FSA Corp. Insured),

0.35%, 12/8/09	7,000	7,000

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.20%, 12/1/09	31,700	31,700

City of Springfield Community Improvement Revenue VRDB, Series 2007A, Abraham Lincoln (Harris N.A. LOC),

0.26%, 12/8/09	4,700	4,700

Illinois Educational Facilities Authority Revenue Bonds, Series A, Illinois Institute of Technology Student Housing (Harris N.A. LOC),

0.43%, 12/8/09	7,900	7,900

Illinois Finance Authority Revenue Bonds, Put Option, Series 2005, Mercy Alliance Project (Marshall & Ilsley Bank LOC),

1.57%, 12/8/09	6,520	6,520

Illinois Finance Authority Revenue Bonds, Series 2009 B-1, Art Institute of Chicago (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	5,600	5,600

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth (Bank of America N.A. LOC),

0.26%, 12/8/09	3,115	3,115

Illinois Finance Authority Revenue VRDB, Series 2008, Marwen Foundation Project (Bank of New York LOC),

0.30%, 12/8/09	5,080	5,080

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Illinois – 9.5% continued

Illinois Finance Authority Revenue Refunding VRDB, Series 2009 B-2, University of Chicago Medical (Bank of Montreal LOC),

0.20%, 12/1/09	$9,800	$9,800

Illinois Health Facilities Authority Revenue Bonds VRDB, Series 1997, The Adler Planetarium (FHLB Boston LOC),

0.25%, 12/8/09	6,750	6,750

Illinois International Port District Revenue Refunding VRDB, Series 2003 (Bank of America N.A. LOC),

0.23%, 12/8/09	3,000	3,000

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority,

0.30%, 12/8/09	2,300	2,300

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

0.28%, 12/8/09	6,000	6,000

Morton Grove Cultural Facilities Revenue VRDB, Series 2006, Holocaust Museum (Bank of America N.A. LOC),

0.25%, 12/8/09	9,500	9,500

Peoria IDR Bonds, Series 1997, Peoria Production Shop Project (JPMorgan Chase Bank LOC),

0.80%, 12/8/09	505	505

Will County Revenue VRDB, Series 2004, Joliet Catholic Academy Project (Harris N.A. LOC),

0.27%, 12/8/09	6,250	6,250
		160,320

Indiana – 3.2%

Blount County Industrial Economic Development Revenue VRDB, Series 2009-A, Alcoa & Maryville Local Government (Branch Banking & Trust Co. LOC),

0.28%, 12/8/09	6,075	6,075

Indiana Bond Bank Revenue Notes, Series 2009-A, Advance Funding Program Notes,

2.00%, 1/5/10	5,000	5,004

Indiana Finance Authority Health System Revenue Refunding VRDB, Series 2008-I, Sisters of St. Francis (Wells Fargo Bank N.A. LOC),

0.21%, 12/8/09	3,600	3,600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Indiana – 3.2% continued

Indiana Finance Authority Health System Revenue VRDB, Series 2008-G, Sisters of St. Francis Health (Bank of New York LOC),

0.26%, 12/8/09	$5,250	$5,250

Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project (Bank of America N.A. LOC),

0.29%, 12/8/09	1,131	1,131

Mount Vernon Pollution Control and Solid Waste Disposal Revenue VRDB, General Electric Co. Project (General Electric Co. Gtd.),

0.19%, 12/1/09	8,000	8,000

Saint Joseph County Educational Facilities Financing Authority Revenue Bonds VRDB, Series 2000, University of Notre Dame Du Lac Project,

0.22%, 12/8/09	25,000	25,000
		54,060

Iowa – 1.1%

Iowa Finance Authority Retirement Community Revenue Bonds, Series 2003-B, Wesley Retirement Services (Wells Fargo Bank N.A. LOC),

0.26%, 12/8/09	8,000	8,000

Iowa Finance Authority Revenue VRDB, Series 2000, YMCA and Rehab Center Project (Bank of America N.A. LOC),

0.35%, 12/8/09	2,000	2,000

Iowa Finance Authority Revenue VRDB, Series 2003A, St. Luke’s Health Foundation of Sioux City Project (General Electric Capital Corp. LOC),

0.26%, 12/8/09	3,100	3,100

Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	2,810	2,810

Iowa Higher Education Loan Authority Revenue VRDB, Series 2002, Private College Facilities (Bank of America N.A. LOC),

0.21%, 12/1/09	2,000	2,000
		17,910

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Kansas – 0.3%

State of Kansas Transportation Highway Revenue Refunding VRDB, Series 2002B-2

0.23%, 12/8/09	$5,000	$5,000

Kentucky – 2.7%

City of Danville Municipal League Pooled Program (Fifth Third Bank LOC),

1.05%, 12/1/09	15,975	15,975

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

0.23%, 12/8/09	1,950	1,950

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.26%, 12/8/09	4,015	4,015

Kentucky Inc. Public Energy Revenue VRDB, Series 2006-A, (BP PLC Gtd.),

0.20%, 12/1/09	23,700	23,700

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

0.23%, 12/8/09	440	440
		46,080

Maryland – 3.3%

Maryland State Community Development Administration Department of Housing and Community Development Revenue VRDB, Series 2008-F, Multifamily (FHLMC Insured),

0.26%, 12/8/09	3,100	3,100

Maryland State Health and Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program (JPMorgan Chase Bank LOC),

0.23%, 12/8/09	10,000	10,000

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),

0.36%, 12/8/09	11,680	11,680

Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.26%, 12/8/09	11,400	11,400

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Frederick Memorial Hospital (Branch Banking & Trust Co. LOC),

0.28%, 12/8/09	8,300	8,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Maryland – 3.3% continued

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-H, University of Maryland Medical System (Manufacturers & Traders Trust Co. LOC),

0.27%, 12/8/09	$11,250	$11,250
		55,730

Massachusetts – 2.9%

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Lesley University (Bank of America N.A. LOC),

0.28%, 12/8/09	2,900	2,900

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Northfield Mount Hermon (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	23,355	23,355

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.26%, 12/8/09	800	800

Massachusetts State G.O. VRDB, Series B, Consolidated Loans,

0.24%, 12/1/09	5,600	5,600

Massachusetts State G.O. Refunding VRDB, Series 2005-A,

0.26%, 12/8/09	15,000	15,000

Massachusetts State Water Resources Authority Revenue Refunding VRDB, Series 2008-F,

0.21%, 12/8/09	1,500	1,500
		49,155

Michigan – 0.3%

Ann Arbor Economic Development Corp. Limited Obligation Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	385	385

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Limited Obligation, Holland Home (Bank of America N.A. LOC),

0.26%, 12/8/09	1,270	1,270

Michigan Municipal Bond Authority Revenue Notes, Series 2009-C3, State Aid Notes (Bank of Nova Scotia LOC),

2.50%, 8/20/10	4,000	4,047
		5,702

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Minnesota – 1.8%

Minnesota Agricultural and Economic Development Board Revenue VRDB, Series 2008 C-4, Health Care Facilities - Essentia (Assured Guaranty Insured),

0.24%, 12/1/09	$3,100	$3,100

Minneapolis & St. Paul Health Care System Revenue VRDB, Series 2007A-1, Childrens Hospital Clinics (Assured Guaranty Insured),

0.23%, 12/1/09	1,200	1,200

Minnesota School District Capital Equipment Borrowing Tax and Aid Program COPS, Series 2009,

2.00%, 12/8/09	13,000	13,148

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

0.22%, 12/1/09	1,175	1,175

University of Minnesota Revenue Bonds, Series 1999-A,

0.25%, 12/8/09	11,500	11,500
		30,123

Mississippi – 5.5%

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-D, Chevron USA, Inc. Project,

0.45%, 3/1/10	2,900	2,900

Series 2007-E, Chevron USA, Inc. Project,

0.14%, 12/1/09	45,550	45,550

Series 2009-A, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.18%, 12/1/09	17,800	17,800

Series 2009-C, Chevron USA, Inc. Project,

0.17%, 12/1/09	3,800	3,800

Series 2009-D, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.19%, 12/1/09	15,300	15,300

Mississippi Business Finance Corp. Revenue VRDB, Gulf Opportunity Zone Project (FHLB Atlanta LOC),

0.24%, 12/8/09	7,000	7,000
		92,350

Missouri – 1.4%

Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),

0.20%, 12/1/09	350	350

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Missouri – 1.4% continued

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),

0.25%, 12/8/09	$7,800	$7,800

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2002, Missouri Baptist College (U.S. Bank N.A. LOC),

0.22%, 12/1/09	2,000	2,000

St. Joseph IDA Health Facilities Revenue VRDB, Series 2009-A, Heartland Regional Medical Center (U.S. Bank N.A. LOC),

0.21%, 12/8/09	6,000	6,000

St. Louis County IDA Revenue Bonds, Series 2008-A, International Lutheran Laymens Project (Fifth Third Bank LOC),

0.69%, 12/1/09	7,055	7,055
		23,205

Nevada – 0.2%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	2,700	2,700

Las Vegas Valley Water District G.O., Series 2006-C, Water Improvement,

0.30%, 12/1/09	500	500
		3,200

New Hampshire – 1.0%

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2004-B, Kendal at Hanover (FHLB Boston LOC),

0.23%, 12/8/09	2,390	2,390

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2008, Riverwoods Exeter (Bank of America N.A. LOC),

0.26%, 12/8/09	14,665	14,665
		17,055

New Jersey – 0.1%

New Jersey EDA Economic Development Revenue Bonds VRDB, Series 2006, Frisch School Project (Banco Santander Central Hispano LOC),

0.23%, 12/8/09	900	900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

New Mexico – 1.2%

New Mexico Municipal Energy Acquisition Gas Supply Revenue Refunding Bonds VRDB, Series 2009,

0.27%, 12/8/09	$10,000	$10,000

New Mexico Finance Authority Revenue Refunding Bonds, Subseries 2008 B-2, Sub Lien (UBS AG LOC),

0.22%, 12/8/09	9,200	9,200
		19,200

New York – 2.5%

Metropolitan Transportation Authority Tax Exempt Revenue Bonds, Series 2007-C, Municipal CP Notes (ABN AMRO Bank N.V. LOC),

0.32%, 12/2/09	10,000	10,000

New York City Industrial Development Agency Civic Revenue VRDB, Sephardic Community Youth Center (Manufacturers & Traders Trust Co. LOC),

0.32%, 12/8/09	7,500	7,500

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2008-BB-2, Second Generation, Fiscal,

0.24%, 12/8/09	4,200	4,200

New York City G.O. VRDB, Subseries 2008 L-4 (U.S. Bank N.A. LOC),

0.20%, 12/1/09	20,260	20,260
		41,960

North Carolina – 2.5%

Charlotte G.O. VRDB,

0.26%, 12/8/09	5,400	5,400

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series 2009-B, Wakemed (Wachovia Bank N.A. LOC),

0.25%, 12/8/09	9,400	9,400

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding Bonds, Series B, Duke University Health System,

0.21%, 12/8/09	25,200	25,200

Raleigh COPS VRDB, Series B, Downtown,

0.30%, 12/8/09	900	900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

North Carolina – 2.5% continued

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

0.25%, 12/8/09	$800	$800
		41,700

Ohio – 1.6%

Cuyahoga County Revenue VRDB, Subseries 2004-B1, Cleveland Clinic,

0.19%, 12/1/09	5,500	5,500

Subseries 2004-B3, Cleveland Clinic,

0.19%, 12/1/09	4,500	4,500

Middletown Development Revenue Bonds, Series 2003, Bishop Fenwick High School Project (JPMorgan Chase Bank LOC),

0.25%, 12/8/09	2,435	2,435

Ohio State Higher Educational Facilities Revenue VRDB, Series 2007, Ohio Dominican University Project (JPMorgan Chase Bank LOC),

0.25%, 12/8/09	1,100	1,100

Parma Community Hospital Revenue VRDN, Series 2006-C, (JPMorgan Chase Bank LOC),

0.24%, 12/8/09	13,300	13,300

Warren County Health Care Facilities Revenue Improvement VRDB, Series 1998-B, Otterbein Homes (U.S. Bank N.A. LOC),

0.24%, 12/8/09	600	600
		27,435

Oregon – 1.4%

Clackamas County Hospital Facility Authority Revenue Refunding VRDB, Willamette Series A-1 (Bank of New York LOC),

0.26%, 12/8/09	8,000	8,000

Medford Hospital Facilities Authority Revenue Refunding VRDB, Series 2009, Rogue Valley Manor Project (Wells Fargo Bank N.A. LOC),

0.17%, 12/1/09	4,900	4,900

Oregon State G.O. TANS, Series 2009A,

2.50%, 6/30/10	11,000	11,128
		24,028

Pennsylvania – 4.7%

Beaver County IDA Revenue VRDB, Series B, First Energy Nuclear (Citibank N.A. LOC),

0.23%, 12/8/09	12,600	12,600

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Pennsylvania – 4.7% continued

Berks County Municipal Authority Revenue VRDB, Series 2008-A, Phoebe-Devitt Home Project (Banco Santander Central Hispano LOC),

0.26%, 12/8/09	$6,300	$6,300

Cumberland County Municipal Authority Revenue Refunding VRDB, Series 2008, Asbury Obligated Group (KBC Bank N.V. LOC),

0.26%, 12/8/09	10,000	10,000

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (Manufacturers & Traders Trust Co. LOC),

0.32%, 12/8/09	9,600	9,600

Montgomery County G.O. VRDB, Series 2008-A,

0.21%, 12/1/09	14,100	14,100

Pennsylvania Turnpike Commission Revenue Refunding VRDB, Multi Modal, Series 2008-A1,

0.22%, 12/8/09	14,200	14,200

Ridley School District G.O., Series 2009 (Toronto-Dominion Bank LOC),

0.25%, 12/8/09	2,900	2,900

Southcentral General Authority Revenue VRDB, Series 2008-D, Wellspan Health Obligation Group (SunTrust Bank LOC),

0.23%, 12/8/09	10,000	10,000
		79,700

South Carolina – 0.8%

Piedmont Municipal Power Agency Revenue VRDB, Series 2008-C (Assured Guaranty Insured),

0.35%, 12/8/09	12,500	12,500

South Carolina Transportation Infrastructure Bank Revenue Refunding VRDB, Series B2 (Branch Banking & Trust Co. LOC),

0.24%, 12/8/09	1,080	1,080
		13,580

South Dakota – 0.2%

South Dakota Housing Development Authority Revenue VRDB, Series 2009-C, Homeownership Mortgage,

0.29%, 12/8/09	4,000	4,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Tennessee – 1.1%

Blount County Public Building Authority Revenue VRDB, Series 2008 E-1-A, Local Government Improvement (Branch Banking & Trust Co. LOC),

0.28%, 12/1/09	$5,500	$5,500

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2002, Timberlake Project, Multifamily (FNMA Insured),

0.26%, 12/8/09	7,450	7,450

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2002, University of Nashville Project (SunTrust Bank LOC),

0.55%, 12/8/09	1,300	1,300

Tennergy Corp. Gas Revenue Bonds, STARS Trust Receipts 1260B (BNP Paribas LOC), (1)

0.30%, 12/8/09	4,665	4,665
		18,915

Texas – 10.0%

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital,

0.19%, 12/1/09	35,600	35,600

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series 2008A-1, Methodist Hospital System,

0.19%, 12/1/09	10,000	10,000

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series 2006B (BNP Paribas LOC),

0.29%, 12/8/09	1,500	1,500

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

0.26%, 12/8/09	9,215	9,215

Katy Independent School District G.O. VRDB, Series C, Fort Bend, Harris and Waller Counties, CSH Building (PSF of Texas Gtd.),

0.23%, 12/8/09	5,000	5,000

Mesquite Health Care Facilities Development Corp. Revenue VRDB, Series 2000-C, Retirement Facilities (Bank of America N.A. LOC),

0.26%, 12/8/09	6,805	6,805

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Texas – 10.0% continued

Northside Independent School District G.O. VRDB, Series 2009, School Building (PSF of Texas Gtd.),

1.20%, 12/8/09	$9,000	$9,000

Port Authority TX Daily VRDN, Motiva Enterprises, Series A (Motiva Enterprises LLC Gtd.),

0.19%, 12/1/09	36,500	36,500

Port Authority TX Nav Dist Revenue VRDB, Motiva Enterprises, Series 2009-C (Motiva Enterprises LLC Gtd.),

0.18%, 12/1/09	18,400	18,400

Princeton Independent School District G.O., Soc Gen Series 2003 SGB-41 (PSF of Texas Gtd.), (1)

0.22%, 12/8/09	4,750	4,750

State of Texas TRANS, Series 2009,

2.50%, 8/31/10	20,000	20,305

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.21%, 12/8/09	1,300	1,300

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

0.22%, 12/1/09	5,385	5,385

Waco Educational Finance Corp. Revenue Refunding VRDB, Series 2008-A, Baylor University,

0.20%, 12/8/09	4,400	4,400
		168,160

Utah – 1.8%

Murray City Hospital Revenue VRDB, Series 05-D, IHC Health Services, Inc.,

0.17%, 12/1/09	7,500	7,500

Salt Lake Valley Fire Service Area TRANS, Series 2009,

1.50%, 12/31/09	3,000	3,001

Utah Housing Corp. Multifamily Housing Revenue VRDB, Series 2009-A, Florentine Villas (Wells Fargo Bank N.A. LOC),

0.31%, 12/8/09	4,100	4,100

Utah Water Finance Agency Revenue VRDB, Series 2008-B, (1)

0.30%, 12/8/09	3,900	3,900

Series 2008 B-3,

0.30%, 12/8/09	12,000	12,000
		30,501

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Virginia – 1.2%

Charlottesville IDA Educational Facilities Revenue Bonds, Series 2006-A, University of Virginia Foundation Projects (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	$7,925	$7,925

Loudoun County IDA Revenue VRDB, Series 2003E, Howard Hughes Medical Institute,

0.20%, 12/8/09	12,000	12,000
		19,925

Washington – 5.2%

Energy Northwest Electric Revenue Refunding VRDB, Subseries 2008 F-1, Project 3,

0.27%, 12/8/09	17,000	17,000

Subseries 2008 F-2, Project 3,

0.27%, 12/8/09	5,000	5,000

Everett Washington Public Facilities District Revenue VRDB, Series 2007,

0.68%, 12/1/09	2,000	2,000

Washington State Health Care Facilities Authority Revenue VRDB, Series 2009-B, Swedish Health Services (U.S. Bank N.A. LOC),

0.21%, 12/8/09	31,500	31,500

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2008, Seattle Pacific University (U.S. Bank N.A. LOC),

0.25%, 12/8/09	13,300	13,300

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, Puget Sound Project (Bank of America N.A. LOC),

0.31%, 12/8/09	6,000	6,000

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2003, Emerald Heights Project (Bank of America N.A. LOC),

0.35%, 12/1/09	8,840	8,840

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, Living Care Centers Project (Wells Fargo Bank N.A. LOC),

0.23%, 12/8/09	1,995	1,995

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2003, Gonzaga Preparatory School Project (Bank of America N.A. LOC),

0.35%, 12/8/09	1,775	1,775
		87,410

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

West Virginia – 0.4%

West Virginia State Hospital Finance Authority Revenue Refunding VRDB, Series 2009-A, West Virginia United Health (Branch Banking & Trust Co. LOC),

0.25%, 12/8/09	$7,600	$7,600

Wisconsin – 2.2%

La Crosse Development Revenue VRDB, Series 2008, University of Wisconsin—La Crosse Foundation (Wells Fargo Bank N.A. LOC),

0.34%, 12/8/09	900	900

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2008 B-3, Marquette University (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	4,100	4,100

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2009, Goodwill Industries Southeastern Wisconsin (U.S. Bank N.A. LOC),

0.26%, 12/8/09	5,000	5,000

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2005, Lutheran Home, Put Option (Marshall & Ilsley Bank LOC),

1.47%, 12/8/09	4,540	4,540

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2008-B, Medical College (U.S. Bank N.A. LOC), (1)

0.21%, 12/8/09	9,600	9,600

Series 2009, Concordia University (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	2,300	2,300

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Lawrence University (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	8,595	8,595

Wisconsin School Districts Cash Flow Management Program COPS, Series 2009-A, Temporary Borrowing Program,

1.88%, 10/15/10	2,000	2,019
		37,054

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.2% continued

Wyoming – 0.3%

Lincoln County PCR Bonds, Series 1994, Pacificorp Project (Wells Fargo Bank N.A. LOC),

0.20%, 12/8/09	$3,200	$3,200

Platte County PCR Bonds, Series 1984A, Tri-State Generation & Transmission (National Rural Utility Cooperative Finance Co. Gtd.),

0.70%, 12/1/09	1,000	1,000
		4,200
Total Municipal Investments
(Cost $1,673,316)		1,673,316

U.S. GOVERNMENT AGENCY – 1.2% (2)

Federal Home Loan Bank – 1.2%

FHLB Discount Note,

0.02%, 12/1/09	20,000	20,000
Total U.S. Government Agency
(Cost $20,000)		20,000

Total Investments – 100.4%
(Cost $1,693,316) (3)		1,693,316
Liabilities less Other Assets – (0.4)%		(6,768)
NET ASSETS – 100.0%		$1,686,548

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(3)	The cost for federal income tax purposes was $1,693,316.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued	NOVEMBER 30, 2009

At November 30, 2009, the industry sectors for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	7.4%
Educational Services	14.5
Electric Services, Gas and Combined Utilities	6.5
Executive, Legislative and General Government	18.8
General Medical, Surgical and Nursing and Personal Care	8.5
Health Services and Residential Care	15.0
Petroleum Refining	5.5
Pipelines	6.5
Urban and Community Development, Housing Programs and Social Services	9.1
All other sectors less than 5%	8.2

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Tax-Exempt Portfolio	$ —	$1,693,316	(1)	$ —	$1,693,316

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0%

Alabama – 0.3%

Columbia IDB PCR Refunding Bonds, Series 1995-C, Alabama Power Co. Project (Alabama Power Gtd.),

0.23%, 12/1/09	$10,000	$10,000

West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project,

0.35%, 12/8/09	10,000	10,000
		20,000

Alaska – 1.4%

Valdez Marine Terminal Revenue Refunding VRDB, Series 2003-B, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.19%, 12/1/09	73,010	73,010

Series 2003-C, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.19%, 12/1/09	10,000	10,000
		83,010

Arizona – 1.6%

Apache County IDA Revenue Bonds, Series 1983-A, Tucson Electric Power (ABN AMRO Bank N.V. LOC),

0.27%, 12/8/09	24,325	24,325

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-2, The Terraces Project (Lloyds TSB Bank LOC),

0.26%, 12/8/09	1,960	1,960

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-1, The Terraces Project (Lloyds TSB Bank LOC),

0.26%, 12/8/09	6,910	6,910

Arizona Health Facilities Authority Revenue Refunding Bonds, Series 2007, The Terraces Project (Banco Santander Central Hispano LOC),

0.26%, 12/8/09	11,000	11,000

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project (Bank of America N.A. LOC),

0.26%, 12/8/09	11,800	11,800

Arizona Health Facilities Authority Revenue VRDB, Series 2008-B, Banner Health (Bank of Nova Scotia LOC),

0.26%, 12/8/09	4,320	4,320

Series 2008-C, Banner Health (Bank of Nova Scotia LOC),

0.27%, 12/8/09	2,300	2,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Arizona – 1.6% continued

Series 2009-F, Catholic West Loan Program (Citibank N.A. LOC),

0.22%, 12/8/09	$7,700	$7,700

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-A (Lloyds TSB Bank LOC),

0.19%, 12/8/09	1,600	1,600

Tucson IDA Revenue VRDB, Series 2002A, Family Housing Resources Projects (FNMA LOC),

0.26%, 12/8/09	5,000	5,000

Yuma IDA Hospital Revenue VRDB, Series 2008, Yuma Regional Medical Center (JPMorgan Chase Bank LOC), (1)

0.27%, 12/8/09	19,800	19,800
		96,715

California – 2.8%

California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series 2009-B, Pacific Gas and Electric Company (Wells Fargo Bank N.A. LOC),

0.21%, 12/1/09	4,500	4,500

California State Department of Water Resources and Power Supply Revenue VRDB, Subseries G3 (FSA Corp. Insured),

0.30%, 12/8/09	900	900

California State Economic Recovery G.O. VRDB, Series 2004C-16 (FSA Corp. Insured),

0.40%, 12/8/09	8,410	8,410

California State G.O. VRDB, Series A, Subseries A-3 (Bank of America N.A. LOC),

0.25%, 12/8/09	23,550	23,550

California Statewide Communities Development Authority Revenue VRDB, Series 2007A, Sweep Loan Program (Citibank N.A. LOC),

0.22%, 12/8/09	1,500	1,500

Series 2007-B, Front Porch Communities (Banco Santander Central Hispano LOC),

0.22%, 12/8/09	300	300

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008-D, Los Angeles County Museum of Art (Wells Fargo Bank N.A. LOC),

0.20%, 12/1/09	13,700	13,700

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

California – 2.8% continued

Los Angeles Department of Water and Power Revenue VRDB, Subseries A-3, Power System,

0.21%, 12/8/09	$10,300	$10,300

Los Angeles Wastewater System Revenue Refunding VRDB, Subseries 2008-C (Bank of Nova Scotia LOC),

0.20%, 12/8/09	8,610	8,610

Fresno Multifamily Housing Revenue Refunding VRDB, Series 2001A, Heron Pointe Apartments (FNMA LOC),

0.21%, 12/8/09	4,995	4,995

Orange County Sanitation District COPS VRDB, Series 2000-A,

0.26%, 12/1/09	3,000	3,000

Richmond Redevelopment Agency Multifamily Revenue Refunding VRDB, Series A, Summit Hilltop (FNMA Gtd.),

0.22%, 12/8/09	11,280	11,280

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Series C, Tyler Springs Apartments (FNMA Gtd.),

0.23%, 12/8/09	850	850

San Diego County Regional Transportation Commission Sales Limited Tax Revenue VRDB, Series 2008-A,

0.26%, 12/8/09	3,200	3,200

San Francisco City and County Redevelopment Agency Multifamily Housing Revenue VRDB, Series 1985B, Bayside Village Project (JPMorgan Chase Bank LOC),

0.23%, 12/8/09	14,200	14,200

San Jose Multifamily Housing Revenue Refunding VRDB, Series A, Kimberly Woods Apartments (FHLMC LOC),

0.21%, 12/8/09	8,100	8,100

Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008-A,

0.28%, 12/8/09	28,710	28,710

State of California G.O. VRDB, Series 2005, Subseries B-6 (KBC Bank N.V. LOC),

0.26%, 12/1/09	28,200	28,200
		174,305

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Colorado – 2.8%

Aurora Hospital Revenue Refunding VRDB, Series 2008-C, The Children’s Hospital (Wells Fargo Bank N.A. LOC),

0.21%, 12/8/09	$5,050	$5,050

Base Village Metropolitan District Number 2 G.O. VRDB, Limited Tax, Junior Series 2008-B (U.S. Bank N.A. LOC),

0.27%, 12/8/09	6,510	6,510

Castle Pines North Finance Corp. COPS VRDB, Series 2009 (Wells Fargo Bank N.A. LOC),

0.25%, 12/8/09	1,000	1,000

Castle Pines North Metropolitan District G.O. Refunding VRDB, Series 2006-C, Limited Tax (U.S. Bank N.A. LOC),

0.25%, 12/8/09	2,105	2,105

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

0.25%, 12/1/09	4,255	4,255

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Immanuel Lutheran School Project (Bank of America N.A. LOC),

0.25%, 12/1/09	6,240	6,240

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	6,705	6,705

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2006, Presentation School (U.S. Bank N.A. LOC),

0.26%, 12/8/09	7,250	7,250

Colorado Health Facilities Authority Revenue Refunding VRDB, Series 2008, The Evangelical (U.S. Bank N.A. LOC),

0.26%, 12/8/09	2,300	2,300

Colorado Health Facilities Authority Revenue VRDB, Series 2002, Sisters of Charity Leavenworth Health,

0.28%, 12/8/09	2,400	2,400

Colorado Health Facilities Authority Revenue VRDB, Series 2002, Total Long Term Care Project (U.S. Bank N.A. LOC),

0.30%, 12/8/09	2,290	2,290

Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.40%, 12/8/09	11,285	11,285

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Colorado – 2.8% continued

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor (U.S. Bank N.A. LOC),

0.25%, 12/8/09	$6,480	$6,480

Colorado Health Facilities Authority Revenue VRDB, Series 2008, Frasier Meadows Community Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	3,200	3,200

Colorado Housing and Finance Authority SFM Revenue Bonds, Series 2006, Class 1-B-2,

0.26%, 12/8/09	9,800	9,800

Colorado Springs Utilities System Revenue VRDB, Series 2007-A,

0.31%, 12/8/09	33,800	33,800

Colorado State Education Loan Program TRANS, Series 2009,

2.00%, 8/12/10	7,000	7,070

Denver City and County Multifamily Housing Revenue Bonds, Series 1985, Ogden Residences Project (CALYON LOC),

0.37%, 12/1/09	4,300	4,300

Denver Urban Renewal Authority Tax Increment Revenue VRDB, Series 2008 A-2, Tax Allocation, Stapleton (U.S. Bank N.A. LOC),

0.25%, 12/8/09	795	795

Larkridge G.O. VRDB, Series 2004, Metropolitan District Number 1 (U.S. Bank N.A. LOC),

0.27%, 12/8/09	9,920	9,920

Lower Colorado River Authority Revenue Bonds, Series 2994, JPMorgan Chase Putters, Transmission Contract (Berkshire Hathaway, Inc. Insured), (1)

0.30%, 12/8/09	400	400

Steamboat Springs Redevelopment Authority Tax Increment Revenue Bonds, Series 2007, Base Area Redevelopment Project (Wells Fargo Bank N.A. LOC),

0.25%, 12/8/09	7,200	7,200

Telluride Excise Tax Revenue VRDB, Series 2007, VY Floor Open Space Project (KeyBank N.A. LOC),

2.50%, 12/8/09	6,380	6,380

Traer Creek Metropolitan District Revenue VRDB, Series 2002, Avon (BNP Paribas LOC),

0.35%, 12/8/09	13,270	13,270

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Colorado – 2.8% continued

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC),

0.35%, 12/8/09	$10,200	$10,200
		170,205

Connecticut – 0.6%

Connecticut Development Finance Authority VRDN, Pierce Memorial Baptist (Bank of America N.A. LOC),

0.20%, 12/8/09	2,000	2,000

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series V-1, Yale University,

0.20%, 12/1/09	18,300	18,300

Series Y-3, Yale University, 0.20%, 12/1/09	12,140	12,140

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2005-F, Wesleyan University,

0.25%, 12/8/09	3,160	3,160
		35,600

Delaware – 0.1%

Delaware River Joint Toll Bridge Commission Revenue VRDB, Series B-1 (Dexia Credit Local LOC),

0.27%, 12/8/09	7,800	7,800

District of Columbia – 1.5%

District of Columbia G.O., Citi ROCS RR-II-R-11180WF (Wells Fargo and Co. Gtd.), (1)

0.25%, 12/8/09	16,320	16,320

District of Columbia G.O. TANS, Series 2009,

2.50%, 9/30/10	50,000	50,847

District of Columbia Revenue VRDB, Series 2000-C, George Washington University (Bank of America N.A. LOC),

0.22%, 12/8/09	7,220	7,220

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

0.27%, 12/8/09	4,700	4,700

District of Columbia Revenue VRDB, Series 2003, American Psychological Association Project (Bank of America N.A. LOC),

0.32%, 12/8/09	2,250	2,250

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

District of Columbia – 1.5% continued

District of Columbia Revenue VRDB, Series 2007, Preparatory Academy (Manufacturers and Traders Trust Co. LOC),

0.32%, 12/8/09	$9,370	$9,370
		90,707

Florida – 5.3%

Broward County Educational Facilities Authority Revenue Bonds, City College Project (Citibank N.A. LOC),

0.26%, 12/8/09	10,565	10,565

Capital Trust Agency Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation (FNMA LOC),

0.25%, 12/8/09	14,470	14,470

Citizens Property Insurance Corp. Revenue Notes, Series 2009 A-2, Senior Secured,

4.50%, 6/1/10	25,000	25,107

Florida Keys Aqueduct Authority Water Revenue Refunding VRDB, Series 2008 (Toronto-Dominion Bank LOC),

0.21%, 12/8/09	10,500	10,500

Florida Multifamily Housing Finance Agency Revenue Bonds, Series 1985, Huntington (FHLMC Gtd.),

0.26%, 12/8/09	4,000	4,000

Florida Multifamily Housing Finance Agency Revenue Bonds, Series 1985, River Oaks (FHLMC Insured),

0.26%, 12/8/09	4,200	4,200

Florida Multifamily Housing Finance Corp. Revenue Refunding Bonds, Series 1998, South Pointe Project (FNMA Insured),

0.30%, 12/8/09	3,900	3,900

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2004, Maitland Apartments (FHLMC Gtd.),

0.25%, 12/8/09	19,275	19,275

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series C, Monterey Lake (FHLMC LOC),

0.26%, 12/8/09	7,325	7,325

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series K, Reflections (FHLMC Gtd.),

0.27%, 12/8/09	13,500	13,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Florida – 5.3% continued

Florida Multifamily Housing Finance Corp. Revenue VRDB, Series 2008 L, Hudson Ridge Apartments (FHLB LOC),

0.25%, 12/8/09	$11,250	$11,250

Florida State Board of Education G.O., Eagle 720050054 - Class A, (1)

0.25%, 12/8/09	10,000	10,000

Gainesville Utility System Revenue VRDB, Series 2008-B,

0.30%, 12/8/09	4,430	4,430

Halifax Hospital Medical Center Revenue Refunding VRDB, Series 2008 (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	14,000	14,000

Hernando County IDR VRDB, Series 2008, Goodwill Industries-Suncoast, Inc. (SunTrust Bank LOC),

0.40%, 12/8/09	5,000	5,000

Highlands County Health Facilities Authority Revenue VRDB, Series 2003B, Adventist Health System (SunTrust Bank LOC),

0.48%, 12/8/09	14,260	14,260

Series 2007 A-2, Adventist Health System,

0.24%, 12/8/09	10,000	10,000

Highlands County Health Facilities Authority Revenue VRDB, Series 2009-A, Adventist/Sunbelt Health System (FHLB Atlanta LOC),

0.23%, 12/8/09	24,890	24,890

Highlands County Health Facilities Authority Revenue VRDB, Series 2009-C, Adventist/Sunbelt Health System (FHLB Atlanta LOC),

0.23%, 12/8/09	11,000	11,000

JEA Electric System Revenue VRDB, Series Three D-2-A,

0.21%, 12/8/09	9,840	9,840

Lee County Multifamily HFA Revenue Refunding Bonds, Series 1995-A, Forestwood Apartments Project (FNMA Gtd.),

0.26%, 12/8/09	11,385	11,385

Miami-Dade County Health Facilities Authority Revenue Bonds, Series 2006 B-2, Miami Children’s Hospital Project (Wachovia Bank N.A. LOC),

0.25%, 12/8/09	19,475	19,475

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Florida – 5.3% continued

Orange County Health Facilities Authority Revenue VRDB, Series 1995, Adventist Health System Group (SunTrust Bank LOC),

0.40%, 12/8/09	$19,400	$19,400

Orange County Health Facilities Authority Revenue VRDB, Series 2008-D, Orlando Regional (SunTrust Bank LOC),

0.26%, 12/1/09	9,600	9,600

Orange County Multifamily HFA Revenue Refunding VRDB, Series 1997, Post Fountains Project (FNMA Gtd.),

0.26%, 12/8/09	2,550	2,550

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

0.30%, 12/8/09	6,300	6,300

Orlando and Orange County Expressway Authority Revenue Refunding VRDB, Subseries 2008-B2 (SunTrust Bank LOC),

0.31%, 12/8/09	20,000	20,000

St. Petersburg Health Facilities Authority Revenue VRDB, Series 2005-A-1, Children’s Hospital (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	4,500	4,500

University Athletic Association, Inc. Athletic Program Revenue VRDB (SunTrust Bank LOC),

0.40%, 12/8/09	2,430	2,430

Volusia County Multifamily HFA Revenue Refunding Bonds, Series 2002, Anatole Apartments (FNMA Insured),

0.26%, 12/8/09	4,045	4,045
		327,197

Georgia – 2.5%

Atlanta Revenue TANS,

1.75%, 12/31/09	18,980	18,999

Burke County Development Authority PCR Bonds, Series 1992, First Series, Georgia Power Plant Vogtle Project (Georgia Power Gtd.),

0.16%, 12/1/09	6,300	6,300

Burke County Development Authority PCR Bonds, Series 2009, First Series, Georgia Power Plant Vogtle Project (Georgia Power Gtd.),

0.20%, 12/2/09	3,500	3,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Georgia – 2.5% continued

Clayton County Housing Authority Revenue Bonds, Series 1985, Rivers Edge Development (FHLMC Gtd.),

0.25%, 12/8/09	$1,500	$1,500

Clayton County Multifamily Housing Authority Revenue Refunding Bonds, Series 1990-A, Huntington Woods (FSA Corp. Insured),

1.93%, 12/8/09	7,530	7,530

Clayton County Multifamily Housing Authority Revenue Refunding Bonds, Series 1990-F, Ten Oaks Apartments (FSA Corp. Insured),

1.93%, 12/8/09	6,280	6,280

Cobb County Kennestone Hospital Authority Revenue VRDB, Series A (Bank of America N.A. LOC),

0.26%, 12/8/09	7,500	7,500

Cobb County Multifamily Housing Authority Revenue Bonds, Post Mill Project (FNMA Gtd.),

0.25%, 12/8/09	2,000	2,000

Cobb County Multifamily Housing Authority Revenue Refunding VRDB, Series 1999, Six Flags Association (FHLMC LOC),

0.25%, 12/8/09	5,290	5,290

Cobb County Multifamily Housing Authority Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured),

0.25%, 12/8/09	3,300	3,300

Fulco Hospital Authority Revenue VRDB, Anticipatory Certificates, Series 1997, Shepherd Center, Inc. Project (Branch Banking and Trust Co. LOC),

0.21%, 12/8/09	15,500	15,500

Gainesville and Hall County Development Authority Revenue VRDB, Senior Living Lanier Village-03-B (TD Bank N.A. LOC),

0.18%, 12/1/09	7,700	7,700

Georgia Municipal Gas Authority Revenue, Series 2009-G,

2.00%, 05/19/10	8,000	8,058

Gwinnett County Multifamily Housing Authority Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.),

0.26%, 12/8/09	7,400	7,400

Monroe Country Development Authority PCR VRDB, Scherer Project,

0.21%, 12/1/09	3,900	3,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Georgia – 2.5% continued

Monroe County Development Authority PCR VRDB, Series 2009, Georgia Power Co. – Scherer, 1st Series,

0.20%, 12/2/09	$7,600	$7,600

Richmond County Development Authority Revenue Bonds, Series 2008-A, MCG Health, Inc. Project (UBS AG LOC),

0.27%, 12/8/09	6,800	6,800

Richmond County Hospital Authority Revenue Bonds, Series 2003, Revenue Anticipation Certificates, University Health Services, Inc. Project (SunTrust Bank LOC),

0.40%, 12/8/09	3,750	3,750

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Series 1994, Wood Crossing Project (FHLMC LOC),

0.24%, 12/8/09	3,300	3,300

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Series 1996, Azalea Park Apartments (FNMA Insured),

0.26%, 12/8/09	5,400	5,400

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Series 2002, Chambrel at Roswell Project (FNMA Gtd.),

0.25%, 12/8/09	2,380	2,380

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F and M Villages Project (FNMA Gtd.),

0.25%, 12/8/09	1,450	1,450

State of Georgia G.O. VRDB, Series 2006 H-1,

0.27%, 12/8/09	20,026	20,026
		155,463

Hawaii – 0.2%

Hawaii State Department of Budget and Finance Revenue VRDB, Series 2009-B, The Queens Health (Bank of America N.A. LOC),

0.27%, 12/8/09	5,000	5,000

Hawaii State Multifamily Housing Finance and Development Corp. Revenue VRDB, Series 2008, Lokahi Ka’u (FHLMC LOC),

0.25%, 12/8/09	5,200	5,200
		10,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Idaho – 0.4%

Idaho Health Facilities Authority Revenue VRDB, Series 2009-A, St. Luke’s Health System Project (Wells Fargo Bank N.A. LOC),

0.24%, 12/8/09	$19,000	$19,000

Idaho Housing and Finance Association Nonprofit Facilities Revenue VRDB, Series 2008, College of Idaho Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	4,900	4,900
		23,900

Illinois – 10.9%

Aurora Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project (Harris N.A. LOC),

0.27%, 12/8/09	3,210	3,210

Bridgeview G.O. Refunding VRDB, Series 2008 A-2 (Harris N.A. LOC),

0.33%, 12/8/09	17,500	17,500

Chicago G.O. Refunding VRDB, Series G,

0.20%, 12/1/09	20,000	20,000

Chicago G.O. VRDB, Series 21-B-3, Neighborhoods Alive (Bank of America N.A. LOC),

0.25%, 12/1/09	10,500	10,500

Series 21-B-4, Neighborhoods Alive (Bank of New York LOC),

0.20%, 12/1/09	10,370	10,370

Chicago Multifamily Housing Revenue VRDB, Series 2008-B, Hollywood House Apartments (Harris N.A. LOC),

0.35%, 12/8/09	3,350	3,350

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-1 (Harris N.A. LOC),

0.19%, 12/1/09	7,400	7,400

Chicago Water Revenue VRDB, Second Lien, Subseries 2000-2,

0.26%, 12/1/09	11,500	11,500

City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (FSA Corp. Insured),

0.35%, 12/8/09	35,190	35,190

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.20%, 12/1/09	15,000	15,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Illinois – 10.9% continued

Crestwood Revenue VRDB, Series 2007, Trinity Christian College (Fifth Third Bank LOC),

0.69%, 12/8/09	$12,600	$12,600

Illinois Development Finance Authority Revenue Bonds, Series 1998, Glenwood School for Boys (Harris N.A. LOC),

0.25%, 12/8/09	1,500	1,500

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project (Comerica Bank LOC),

1.03%, 12/8/09	7,985	7,985

Illinois Development Finance Authority Revenue VRDB, Series 2002, Roosevelt University Project (JPMorgan Chase Bank LOC),

0.33%, 12/8/09	10,000	10,000

Illinois Development Finance Authority Revenue VRDB, Series 2003, Mount Carmel High School Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	11,800	11,800

Illinois Educational Facilities Authority Revenue Bonds, Citi ROCS RR-II-R-12278, (1)

0.25%, 12/8/09	10,395	10,395

Illinois Educational Facilities Authority Revenue Bonds, Series 1985, Cultural Pool (JPMorgan Chase Bank LOC),

0.29%, 12/8/09	10,790	10,790

Illinois Educational Facilities Authority Revenue Bonds, Series 2003B, Augustana College (Harris N.A. LOC),

0.25%, 12/8/09	6,590	6,590

Illinois Educational Facilities Authority Revenue VRDB, Series 1999A, National Louis University (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	9,850	9,850

Illinois Finance Authority PCR Refunding VRDB, Series D, Commonwealth Edison (JPMorgan Chase Bank LOC),

0.25%, 12/8/09	7,800	7,800

Illinois Finance Authority Revenue Bonds, Citigroup Eagle 20060115-Class A, Northwestern University, (1)

0.25%, 12/8/09	8,170	8,170

Illinois Finance Authority Revenue Bonds, Nazareth Academy Project (Harris N.A. LOC),

0.33%, 12/8/09	5,900	5,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Illinois – 10.9% continued

Illinois Finance Authority Revenue Bonds, Put Option, Series 2005, Mercy Alliance Project (Marshall and Ilsley Bank LOC),

1.57%, 12/8/09	$11,585	$11,585

Illinois Finance Authority Revenue Bonds, Series 2005, Joan W. and Irving B. Dance Project (Bank of America N.A. LOC),

0.38%, 12/8/09	10,300	10,300

Illinois Finance Authority Revenue Bonds, Series 2007, Erikson Project (Bank of America N.A. LOC),

0.30%, 12/8/09	6,000	6,000

Illinois Finance Authority Revenue Bonds, Series 2008, Chicago Horticultural Project (JPMorgan Chase Bank LOC),

0.33%, 12/8/09	9,000	9,000

Illinois Finance Authority Revenue Refunding VRDB, Series 2009 A-1, University of Chicago Medical (Wells Fargo Bank N.A. LOC),

0.19%, 12/1/09	6,000	6,000

Series 2009-B-1, University of Chicago Medical (Bank of Montreal LOC),

0.19%, 12/1/09	4,100	4,100

Series 2009 B-2, University of Chicago Medical (Bank of Montreal LOC),

0.20%, 12/1/09	9,885	9,885

Illinois Finance Authority Revenue VRDB, Series A, Central DuPage Health,

0.19%, 12/1/09	9,075	9,075

Illinois Finance Authority Revenue VRDB, Easter Seals Metropolitan Chicago (Harris N.A. LOC),

0.26%, 12/8/09	7,700	7,700

Illinois Finance Authority Revenue VRDB, Rest Haven Christian Service (KBC Bank N.V. LOC),

0.29%, 12/8/09	15,200	15,200

Illinois Finance Authority Revenue VRDB, Series 2005C, Friendship Village Schaumburg (Bank of America N.A. LOC),

0.26%, 12/8/09	14,850	14,850

Illinois Finance Authority Revenue VRDB, Series 2006 B, Loyola University Health System (Harris N.A. LOC),

0.21%, 12/8/09	5,500	5,500

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Illinois – 10.9% continued

Illinois Finance Authority Revenue VRDB, Series 2007, North American Spine Society (Harris N.A. LOC),

0.25%, 12/8/09	$12,500	$12,500

Illinois Finance Authority Revenue VRDB, Series 2008, Rockford Memorial Hospital (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	20,200	20,200

Illinois Finance Authority Revenue VRDB, Series 2008-A, Community Action Partnership (Harris N.A. LOC),

0.43%, 12/8/09	3,000	3,000

Illinois Finance Authority Revenue VRDB, Series 2009-C, OSF Healthcare System (Wells Fargo Bank N.A. LOC),

0.25%, 12/8/09	5,000	5,000

Illinois Finance Authority Revenue VRDB, Series 2009-C, Provena Health (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	21,000	21,000

Series 2009-D, Provena Health (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	12,500	12,500

Illinois Finance Authority Revenue VRDB, Series 2009E2, University of Chicago Medical Center (JPMorgan Chase Bank LOC),

0.21%, 12/1/09	10,000	10,000

Illinois Finance Authority Revenue VRDB, Series A, Franciscan Communities (Bank of America N.A. LOC),

0.29%, 12/8/09	7,935	7,935

Illinois Finance Authority Revenue VRDB, Series B, Landing at Plymouth (Lloyds TSB Bank LOC),

0.27%, 12/8/09	2,300	2,300

Illinois Finance Authority Revenue VRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC),

0.30%, 12/8/09	68,650	68,650

Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1996 B, Franciscan Eldercare Village (Bank of America N.A. LOC),

0.26%, 12/8/09	2,300	2,300

Illinois Health Facilities Authority Revenue VRDB, Series 1985-C, Revolving Fund Pooled (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	3,450	3,450

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Illinois – 10.9% continued

Illinois Municipal Electric Agency Power Supply Revenue Bonds, Citigroup ROCS RR-II-R-11185WF (Wells Fargo and Co. Gtd.), (1)

0.25%, 12/8/09	$16,105	$16,105

Illinois State Tollway Highway Authority Revenue Refunding VRDB, Series 2008A-2, Senior Priority,

0.35%, 12/8/09	33,300	33,300

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority,

0.30%, 12/8/09	2,200	2,200

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

0.28%, 12/8/09	2,000	2,000

Lake County Multifamily Housing Revenue VRDB, Series 2008, Whispering Oak Apartments Project (FHLMC Gtd.),

0.30%, 12/8/09	3,250	3,250

Lisle Multifamily Housing Revenue Refunding VRDB, Series 1996, Four Lakes Phase V (Bank of America N.A. LOC),

0.30%, 12/8/09	20,000	20,000

Lombard Multifamily Housing Revenue Refunding Bonds, Series 2000, Clover Creek Apartments Project (FNMA LOC),

0.27%, 12/8/09	11,915	11,915

Morton Grove Cultural Facilities Revenue VRDB, Series 2006, Holocaust Museum (Bank of America N.A. LOC),

0.25%, 12/8/09	4,750	4,750

Oak Forest Revenue Bonds, Series 1989, Homewood Pool - South Suburban Mayors and Managers Association Program (Fifth Third Bank LOC),

0.69%, 12/8/09	13,050	13,050

University of Illinois Board of Trustees COPS Refunding VRDB, Series 2009-B,

0.30%, 12/8/09	37,500	37,500

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities System,

0.25%, 12/8/09	12,315	12,315
		671,815

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Indiana – 1.9%

Daviess County Economic Development Revenue Refunding and Improvement VRDB, Daviess Community (KeyBank N.A. LOC),

0.60%, 12/8/09	$9,400	$9,400

Elkhart County Multifamily Housing Revenue VRDB, Series 2008 II-A, Ashton Pine Apartments (FHLB Indianapolis LOC),

0.28%, 12/8/09	8,000	8,000

Hammond Industrial Pollution Control VRDB, Series 1994, Amoco Oil Co. Project (BP PLC Gtd.),

0.18%, 12/1/09	9,800	9,800

Indiana Bond Bank Revenue Notes, Series 2009-A, Advance Funding Program Notes,

2.00%, 1/5/10	20,000	20,017

Indiana Finance Authority Hospital Revenue Refunding VRDB, Series 2008-A, Clarian Health (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	14,600	14,600

Indiana Finance Authority Hospital Revenue VRDB, Series 2009-D, Parkview Health System (Citibank N.A. LOC),

0.21%, 12/8/09	10,000	10,000

Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Series 2005, Harrison County Hospital Project (JPMorgan Chase Bank LOC),

0.24%, 12/1/09	7,700	7,700

Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Series 2005A, Howard Regional Health System Project (Comerica Bank LOC),

1.23%, 12/1/09	9,500	9,500

Indiana Health Facility Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Village Project (Bank of America N.A. LOC),

0.26%, 12/8/09	290	290

Indiana Health Facility Financing Authority Revenue VRDB, Series 2002B Fayette Memorial Hospital Association (U.S. Bank N.A. LOC),

0.22%, 12/1/09	6,210	6,210

Indiana State Development Finance Authority Revenue VRDB, Series 2003, YMCA of Southwest Indiana Project (Wells Fargo Bank N.A. LOC),

0.34%, 12/8/09	2,700	2,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Indiana – 1.9% continued

Indianapolis Economic Development Revenue VRDB, Series 2008, Brookhaven County Line Project (FNMA Gtd.),

0.26%, 12/8/09	$18,000	$18,000

Vincennes Economic Development Revenue VRDB, Knox County Association (Wells Fargo Bank N.A. LOC),

0.34%, 12/8/09	1,900	1,900
		118,117

Iowa – 1.0%

Grinnell Hospital Revenue Refunding VRDB, Series 2001, Grinnell Regional Medical Center Project (U.S. Bank N.A. LOC),

0.22%, 12/1/09	3,200	3,200

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC),

0.27%, 12/8/09	6,100	6,100

Iowa Finance Authority Private College Revenue VRDB, Series 2001, Morningside College Project (U.S. Bank N.A. LOC),

0.22%, 12/1/09	4,300	4,300

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2007-C, Edgewater A Wesley (Banco Santander Central Hispano LOC),

0.28%, 12/8/09	20,000	20,000

Iowa Higher Education Loan Authority Revenue VRDB, Private College, Series 2000, Loras College Project (Bank of America N.A. LOC),

0.21%, 12/1/09	12,950	12,950

Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	11,250	11,250

Iowa Higher Education Loan Authority Revenue VRDB, Series 2002, Private College Facilities (Bank of America N.A. LOC),

0.21%, 12/1/09	3,000	3,000
		60,800

Kansas – 1.3%

Kansas Development Finance Authority Multifamily Revenue Refunding VRDB, Chesapeake Apartments Project (FHLMC LOC),

0.25%, 12/8/09	14,800	14,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Kansas – 1.3% continued

Kansas Development Finance Authority Revenue VRDB, Series 1998BB, Shalom Village Obligation Group (Citibank N.A. LOC),

0.26%, 12/8/09	$8,495	$8,495

Kansas Development Finance Authority Revenue VRDB, Series 2004C, Adventist Health System/Sunbelt (SunTrust Bank LOC),

0.45%, 12/8/09	25,100	25,100

Kansas State Department of Transportation Highway Revenue Bonds, Series 2002 B-1,

0.23%, 12/8/09	21,000	21,000

Olathe Multifamily Housing Revenue Refunding VRDB, Jefferson Place Apartments Project (FHLMC GIC),

0.25%, 12/8/09	7,780	7,780
		77,175

Kentucky – 2.1%

City of Danville Municipal League Pooled Program (Fifth Third Bank LOC),

1.05%, 12/1/09	15,000	15,000

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

0.23%, 12/8/09	7,400	7,400

Jefferson County Multifamily Housing Revenue Refunding VRDB, Series 2002, Camden Meadows Project (FNMA Insured),

0.27%, 12/8/09	8,200	8,200

Kentucky Economic Development Finance Authority Medical Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp. (Branch Banking and Trust Co. LOC),

0.25%, 12/8/09	21,100	21,100

Kentucky Economic Development Finance Authority Revenue VRDB, Series 2007, Adventist Long Term Care (SunTrust Bank LOC),

0.40%, 12/8/09	7,980	7,980

Kentucky Inc. Public Energy VRDB, Gas Supply Revenue, Series 2006-A,

0.20%, 12/1/09	34,300	34,300

Kentucky Rural Water Finance Corp. Public Project Revenue Construction Notes, Series 2009 B-1,

2.00%, 3/1/10	14,500	14,529

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Kentucky – 2.1% continued

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

0.23%, 12/8/09	$9,075	$9,075

Warren County Hospital Revenue Refunding VRDB, Series 2008, Bowling Green-Warren (Assured Guaranty Insured),

0.22%, 12/8/09	8,355	8,355

Williamstown League of Cities Funding Trust Lease Revenue VRDB, Series 2009-B (U.S. Bank N.A. LOC),

0.23%, 12/8/09	5,000	5,000
		130,939

Louisiana – 0.9%

Ascension Parish Development Board Revenue VRDB, IMTT Geismar (FHLB Atlanta LOC),

0.24%, 12/8/09	17,000	17,000

Louisiana Public Facilities Authority Multifamily Housing Revenue Refunding VRDB, Linlake Ventures Project (FHLMC LOC),

0.28%, 12/8/09	8,000	8,000

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily (FNMA LOC),

0.27%, 12/8/09	8,900	8,900

Louisiana Public Facilities Authority Revenue VRDB, Series 2008, Dynamic Fuels LLC Project (JPMorgan Chase Bank LOC),

0.19%, 12/1/09	12,000	12,000

Louisiana State Municipal Natural Gas Purchasing and District Authority Revenue Bonds, Series 1411Q, JPMorgan Putters (JPMorgan Chase and Co. LOC), (1)

0.30%, 12/8/09	10,292	10,292
		56,192

Maryland – 2.5%

Gaithersburg Economic Development Revenue VRDB, Series B, Asbury Maryland Obligation (KBC Bank N.V. LOC),

0.29%, 12/8/09	10,980	10,980

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Maryland – 2.5% continued

Maryland State Community Development Administration Department of Housing Revenue VRDB, Series 2008-G, Kirkwood Multifamily Housing (FHLMC LOC),

0.25%, 12/8/09	$8,000	$8,000

Maryland State Community Development Administration Department of Housing Revenue VRDB, Series 2009-A, Multifamily Development - Sharp Apartments (FHLMC Insured),

0.24%, 12/8/09	16,950	16,950

Maryland State Economic Development Corp. Revenue VRDB, Series 2008, Federation Amern Societies (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	15,500	15,500

Maryland State Health and Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005B, Adventist Healthcare (Manufacturers and Traders Trust Co. LOC),

0.36%, 12/8/09	13,700	13,700

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare (Manufacturers and Traders Trust Co. LOC),

0.36%, 12/8/09	9,640	9,640

Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.26%, 12/8/09	22,900	22,900

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-D, University of Maryland Medical System (SunTrust Bank LOC),

0.20%, 12/1/09	10,000	10,000

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Frederick Memorial Hospital (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	8,000	8,000

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Suburban Hospital (SunTrust Bank LOC),

0.40%, 12/8/09	5,500	5,500

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-A, University of Maryland System (Citizens Bank of Pennsylvania LOC),

0.35%, 12/8/09	6,500	6,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Maryland – 2.5% continued

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-B, Upper Chesapeake Hospital (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	$11,800	$11,800

Montgomery County Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (Manufacturers and Traders Trust Co. LOC),

0.36%, 12/8/09	870	870

Prince Georges County Revenue Refunding VRDB, Series A, Collington Episcopal (Bank of America N.A. LOC),

0.26%, 12/8/09	10,000	10,000

Town of Chestertown Revenue Refunding VRDB, Series 2008-A, Economic Development Project, Washington College (RBS Citizens N.A. LOC),

1.10%, 12/8/09	3,700	3,700
		154,040

Massachusetts – 3.7%

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Lesley University (Bank of America N.A. LOC),

0.28%, 12/8/09	2,200	2,200

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy,

0.23%, 12/8/09	8,000	8,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Groton School,

0.25%, 12/8/09	10,000	10,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.26%, 12/8/09	7,755	7,755

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Thayer Academy (Assured Guaranty Insured),

0.29%, 12/8/09	9,795	9,795

Massachusetts State G.O. Refunding VRDB, Series 2005-A,

0.26%, 12/8/09	73,000	73,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Massachusetts – 3.7% continued

Massachusetts State G.O. VRDB, Series 2006 A, Consolidated Loans,

0.25%, 12/1/09	$1,000	$1,000

Massachusetts State Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2007-B, Suffolk University (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	18,200	18,200

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2008-C, Health System (Bank of America N.A. LOC),

0.24%, 12/8/09	7,890	7,890

Massachusetts State Water Resources Authority Revenue Refunding VRDB, Series 2008-A,

0.29%, 12/8/09	10,000	10,000

Series 2008-F,

0.21%, 12/8/09	46,415	46,415

University of Massachusetts Building Authority Revenue Refunding VRDB, Series 2008-4, Senior Community Gtd.,

0.24%, 12/8/09	30,465	30,465
		224,720

Michigan – 1.8%

Ann Arbor Economic Development Corp. Limited Obligation Revenue Bonds, Series 2000A, Glacier Hills, Inc. Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	2,540	2,540

Ann Arbor Economic Development Corp. Limited Obligation Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	1,415	1,415

Grand Rapids Economic Development Corp. Revenue Refunding Bonds, Series 1991A, Amway Hotel (Bank of America N.A. LOC),

0.55%, 12/8/09	3,075	3,075

Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series 2001A, Vista Grande Villa (Bank of America N.A. LOC),

0.25%, 12/1/09	6,500	6,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Michigan – 1.8% continued

Jackson County Hospital Finance Authority Revenue Refunding Bonds, Foote Hospital (Assured Guaranty Insured),

0.44%, 12/8/09	$6,300	$6,300

Kalamazoo Hospital Finance Authority Facilities Revenue Refunding VRDB, Series 2009-A, Bronson Methodist (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	11,700	11,700

Kentwood Economic Development Corp. Revenue Refunding VRDB, Series 2006B, Limited Obligation, Holland (Bank of America N.A. LOC),

0.26%, 12/8/09	12,310	12,310

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Limited Obligation, Holland Home (Bank of America N.A. LOC),

0.26%, 12/8/09	6,130	6,130

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007A, Limited Obligation, Calvin (JPMorgan Chase Bank LOC),

0.23%, 12/8/09	14,000	14,000

Series 2007B, Limited Obligation, Calvin (JPMorgan Chase Bank LOC),

0.23%, 12/8/09	20,000	20,000

Michigan Higher Education Facilities Authority Revenue VRDB, Series 2006, Cleary University Project (Comerica Bank LOC),

0.45%, 12/8/09	4,120	4,120

Michigan Municipal Bond Authority Revenue Notes, Series 2009-C3, State Aid Notes (Bank of Nova Scotia LOC),

2.50%, 8/20/10	15,000	15,176

Michigan State Hospital Finance Authority Revenue VRDB, Series 2004B, Holland Community Hospital (JPMorgan Chase Bank LOC),

0.24%, 12/8/09	7,900	7,900

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA of Metropolitan Detroit Project (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	1,960	1,960
		113,126

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Minnesota – 2.4%

Bloomington Port Authority Special Tax Revenue Refunding VRDB, Series 1999-B, Mall of America (FSA Corp. Insured),

0.40%, 12/8/09	$11,900	$11,900

Maple Grove Economic Development Revenue Bonds, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC),

0.26%, 12/8/09	3,445	3,445

Minneapolis and St. Paul Housing and Redevelopment Authority Health Care System Revenue VRDB, Series C2, Allina Health (Wells Fargo Bank N.A. LOC),

0.18%, 12/8/09	21,700	21,700

Minneapolis Health Care System Revenue VRDB, Series 2008-D, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.20%, 12/8/09	2,300	2,300

Series 2008-E, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.19%, 12/8/09	6,500	6,500

Minneapolis Revenue Bonds, Series 2003A, Guthrie Theater Project (Wells Fargo Bank N.A. LOC),

0.24%, 12/8/09	400	400

Minneapolis Student Housing Revenue VRDB, Series 2003, Riverton Community Housing Project (Bank of America N.A. LOC),

0.27%, 12/8/09	6,995	6,995

Minnesota Agricultural and Economic Development Board Revenue VRDB, Series 2008 C-4, Health Care Facilities – Essentia (Assured Guaranty Insured),

0.24%, 12/1/09	3,600	3,600

Minnesota Agricultural and Economic Development Board Revenue VRDB, YMCA of Metro Minneapolis Project (U.S. Bank N.A. LOC),

0.24%, 12/8/09	3,000	3,000

Minnesota Rural Water Finance Authority Revenue Notes, Public Project Construction Notes, Series 2009,

2.25%, 5/1/10	6,800	6,835

Minnesota School District Capital Equipment Borrowing Tax and Aid Program COPS, Series 2009,

2.00%, 9/10/10	15,000	15,171

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Minnesota – 2.4% continued

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2004-A, College Street Scholastica – Six (Marshall and Ilsley Bank LOC),

3.00%, 12/1/09	$7,690	$7,690

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 20045Z, University St. Thomas (U.S. Bank N.A. LOC),

0.25%, 12/8/09	9,200	9,200

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

0.22%, 12/1/09	5,345	5,345

Oak Park Heights Multifamily Housing Revenue Refunding VRDB, Series 2005, Boutwells Landing (FHLMC Gtd.),

0.26%, 12/8/09	7,325	7,325

Robbinsdale Multifamily Housing Revenue Refunding VRDB, Series 2004-C, Copperfield Hill (Bank of America N.A. LOC),

0.27%, 12/8/09	3,500	3,500

Rochester G.O. VRDB, Series 2007-B, Wastewater,

0.24%, 12/8/09	7,100	7,100

Rochester Health Care Facilities Revenue VRDB, Series D, Mayo Clinic,

0.70%, 4/1/10	10,000	10,000

Roseville Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project (FHLMC LOC),

0.25%, 12/8/09	6,250	6,250

St. Cloud Health Care Revenue Refunding VRDB, Series A, CenraCare Health (Bank of Nova Scotia LOC),

0.20%, 12/8/09	200	200

St. Louis Park Revenue Refunding VRDB, Series 2008-A, Park Nicollet (Wells Fargo Bank N.A. LOC),

0.18%, 12/8/09	10,005	10,005
		148,461

Mississippi – 2.9%

Jackson County PCR Refunding VRDB, Series 1993, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.17%, 12/1/09	4,000	4,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Mississippi – 2.9% continued

Mississippi Business Finance VRDN, Chevron Dailies USA, Inc. Project A,

0.18%, 12/1/09	$15,000	$15,000

Mississippi Business Finance Corp. Gulf Opportunity Zone, (FHLB Atlanta LOC),

0.24%, 12/8/09	26,000	26,000

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-D, Chevron USA, Inc. Project,

0.45%, 3/1/10	20,000	20,000

Series 2009-A, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.18%, 12/1/09	2,200	2,200

Series 2009-C, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.17%, 12/1/09	15,300	15,300

Series 2009-D, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.19%, 12/1/09	29,500	29,500

Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, CPX Gulfport OPAG LLC (Wachovia Bank N.A. LOC),

0.20%, 12/8/09	12,935	12,935

Mississippi Business Finance Corp. Revenue VRDB, Series 2008, Promenade D Iberville Project (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	25,000	25,000

Mississippi Development Bank Special Obligation Revenue Refunding VRDB, Series 2009, Magnolia Regional Health Project (FHLB Atlanta LOC),

0.21%, 12/8/09	5,000	5,000

Mississippi Hospital Equipment and Facilities Authority Revenue VRDB, Mississippi Health,

0.27%, 12/8/09	23,333	23,333
		178,268

Missouri – 2.8%

Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),

0.20%, 12/1/09	4,575	4,575

Independence IDA Multifamily Housing Revenue Refunding VRDB, Series 2005, The Mansions Project (FHLMC LOC),

0.25%, 12/8/09	14,240	14,240

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Missouri – 2.8% continued

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),

0.25%, 12/8/09	$2,500	$2,500

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Series 1995, Willow Creek IV Apartments (FNMA Insured),

0.26%, 12/8/09	8,295	8,295

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Series 2000, Coach House North Apartments (FHLMC LOC),

0.25%, 12/8/09	8,000	8,000

Kansas City IDA Multifamily Housing Revenue VRDB, Series 2002, Cloverset Apartments Project (FNMA LOC),

0.26%, 12/8/09	2,065	2,065

Kansas City IDA Revenue VRDB, Kansas City Downtown Redevelopment (JPMorgan Chase Bank LOC),

0.30%, 12/8/09	13,175	13,175

Missouri Public Utilities Commission Revenue Interim Construction Notes, Series 2009,

2.25%, 8/1/10	8,800	8,872

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999-C, Pooled Hospital Freeman Health System (KBC Bank N.V. LOC),

0.27%, 12/8/09	4,365	4,365

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2000, Lutheran Senior Services Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	9,210	9,210

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2002, De Smet Jesuit High School (U.S. Bank N.A. LOC),

0.22%, 12/1/09	3,200	3,200

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist University Project (Bank of America N.A. LOC),

0.23%, 12/1/09	4,260	4,260

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004, Bethesda Health Group Project (U.S. Bank N.A. LOC),

0.22%, 12/1/09	3,295	3,295

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Missouri – 2.8% continued

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004-A, Washington University,

0.19%, 12/1/09	$8,055	$8,055

Series 2004-B, Washington University,

0.24%, 12/1/09	12,740	12,740

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008, Lutheran Senior Services Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	9,000	9,000

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-F, Sisters Mercy Health,

0.22%, 12/8/09	16,600	16,600

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series A, St. Francis Medical Center (Bank of America N.A. LOC),

0.23%, 12/1/09	8,025	8,025

South Point Hunter Ridge Trust Revenue VRDB Certificate Series Trust Various States, Series 2005A (Wachovia Bank N.A. LOC), (1)

0.42%, 12/8/09	10,575	10,575

Series 2005B (Wachovia Bank N.A. LOC), (1)

0.42%, 12/8/09	8,365	8,365

St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments Project (FNMA LOC),

0.27%, 12/8/09	4,000	4,000

St. Louis County IDA Revenue VRDB, Series B, Friendship Village South (Bank of America N.A. LOC),

0.28%, 12/8/09	5,615	5,615
		169,027

Nebraska – 0.1%

Nebraska Elementary and Secondary School Finance Authority Revenue VRDB, Series 2004-A, Lutheran School Project (Fifth Third Bank LOC),

0.62%, 12/1/09	4,550	4,550

Series 2004-B, Lutheran School Project (Fifth Third Bank LOC),

0.62%, 12/1/09	3,270	3,270
		7,820

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Nevada – 1.0%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	$9,500	$9,500

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center (U.S. Bank N.A. LOC),

0.26%, 12/8/09	5,330	5,330

Las Vegas Economic Development Revenue VRDB, Series A, Keep Memory Alive Project (Bank of New York LOC),

0.27%, 12/8/09	41,700	41,700

Las Vegas Valley Water District G.O., Series B, Water Improvement,

0.30%, 12/1/09	7,000	7,000
		63,530

New Hampshire – 0.6%

New Hampshire Business Finance Authority Revenue VRDB, Series 2008, Alice Peck Day Health System (Toronto-Dominion Bank LOC),

0.20%, 12/1/09	3,000	3,000

New Hampshire Health and Education Facilities Authority Revenue Bonds, Series H-A-1, University System,

0.24%, 12/1/09	3,800	3,800

New Hampshire Health and Education Facilities Authority Revenue VRDB, Riverwoods at Exeter (Bank of America N.A. LOC),

0.27%, 12/8/09	12,360	12,360

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2004-B, Kendal at Hanover (FHLB Boston LOC),

0.23%, 12/8/09	6,880	6,880

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2006, Tilton School (Bank of Nova Scotia LOC),

0.37%, 12/8/09	8,410	8,410
		34,450

New Jersey – 1.0%

New Jersey EDA Revenue Bonds, Passaic Hebrew Institution (Bank of Nova Scotia LOC),

0.20%, 12/8/09	1,000	1,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

New Jersey – 1.0% continued

New Jersey EDA Revenue Refunding VRDB, Cedar Crest Village Inc. (Banco Santander Central Hispano LOC),

0.20%, 12/8/09	$58,360	$58,360
		59,360

New Mexico – 1.3%

Bernalilo County TRANS, Series 2009,

2.50%, 6/30/10	17,000	17,198

New Mexico Finance Authority Revenue Refunding Bonds, Subseries 2008 A-2, Sub Lien (UBS AG LOC),

0.22%, 12/8/09	22,250	22,250

New Mexico Mortgage Finance Authority Multifamily Housing Revenue VRDB, Series A, Villas San Ignacio (FHLMC LOC),

0.26%, 12/8/09	8,000	8,000

New Mexico Municipal Energy Acquisition Gas Supply Revenue VRDB, Series 2009,

0.27%, 12/8/09	20,000	20,000

Portales Student Housing Revenue VRDB, Series 2006-A, CHF Portales LLC (Banco Santander Central Hispano LOC),

0.25%, 12/8/09	13,380	13,380
		80,828

New York – 7.5%

Chemung County Industrial Development Agency Revenue VRDB, Series 2007-A, Elmira College Project (JPMorgan Chase Bank LOC),

0.25%, 12/8/09	7,100	7,100

City of New York G.O., Subseries J-10, Fiscal 2008,

0.24%, 12/8/09	10,120	10,120

Metropolitan Transportation Authority Revenue Bonds, CP Notes (ABN AMRO Bank N.V. LOC),

0.30%, 12/4/09	50,000	50,000

(ABN AMRO Bank N.V. LOC),

0.33%, 12/8/09	35,000	35,000

(ABN AMRO Bank N.V. LOC),

0.32%, 12/8/09	40,000	40,000

Metropolitan Transportation Authority Tax Exempt Revenue Bonds, Series 2007-C, Municipal CP Notes (ABN AMRO Bank N.V. LOC),

0.32%, 12/2/09	11,000	11,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

New York – 7.5% continued

Series 2007-C, Municipal CP Notes (ABN AMRO Bank N.V. LOC),

0.45%, 1/6/10	$126,000	$126,000

Series 2007-C, Municipal CP Notes (ABN AMRO Bank N.V. LOC),

0.33%, 1/27/10	20,000	20,000

Nassau Health Care Corp. Revenue VRDB, Nassau County Gtd., Subseries 2009 B-2 (TD Bank N.A. LOC),

0.21%, 12/8/09	10,000	10,000

New York City Housing Development Corp. Multifamily Rent Housing Revenue VRDB, Series A, Gold Street (FNMA Insured),

0.20%, 12/8/09	12,700	12,700

New York City Industrial Development Agency Civic Facilities Revenue VRDB, Series 2006, Cong Machne Chaim, Inc. (Banco Santander Central Hispano LOC),

0.32%, 12/8/09	7,800	7,800

New York City Industrial Development Agency Civic Facilities Revenue VRDB, Series 2008, Congregation Darchei Torah (KeyBank N.A. LOC),

0.55%, 12/8/09	32,000	32,000

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2006-AA-3,

0.31%, 12/8/09	12,300	12,300

New York City Municipal Water Finance Authority Water and Sewer VRDB, 2nd General Fiscal, Series 2008 BB-1,

0.17%, 12/1/09	18,150	18,150

New York City Transitional Finance Authority VRDB, Recovery Sereies 3, Subseries 3-E,

0.21%, 12/1/09	50,000	50,000

New York State Dormitory Authority Non State Supported Debt Revenue VRDB, Series 2008, Rochester Friendly Home (Manufacturers and Traders Trust Co. LOC),

0.31%, 12/8/09	2,400	2,400

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series 1999-A, New York Library (Toronto-Dominion Bank LOC),

0.22%, 12/8/09	7,320	7,320

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

New York – 7.5% continued

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities,

0.28%, 12/8/09	$10,500	$10,500
		462,390

North Carolina – 4.9%

Charlotte G.O. VRDB,

0.26%, 12/8/09	7,900	7,900

Charlotte Water and Sewer System Revenue Bonds, CP Notes,

0.30%, 12/9/09	11,000	11,000

City of Greensboro Street Improvement G.O. VRDB,

0.30%, 12/8/09	10,000	10,000

Durham Water and Sewer Utility System Revenue VRDB, Series 1994,

0.30%, 12/8/09	200	200

Mecklenburg County COPS VRDB, Series 2006,

0.25%, 12/8/09	9,490	9,490

Mecklenburg County COPS VRDB, Series 2008-A,

0.70%, 12/8/09	38,075	38,075

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University (Bank of America N.A. LOC),

0.30%, 12/8/09	8,400	8,400

North Carolina Capital Facilities Finance Agency Revenue VRDB, Series 2007, High Point University Project (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	10,850	10,850

Series 2008, High Point University Project (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	10,000	10,000

North Carolina Educational Facilities Finance Agency Revenue VRDB, Series 1999, Charlotte Latin (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	2,920	2,920

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding Bonds, Series B, Duke University Health System,

0.21%, 12/8/09	50,000	50,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

North Carolina – 4.9% continued

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding Bonds, Series 2005-C, Duke University Health System,

0.25%, 12/8/09	$11,550	$11,550

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2007, Lutheran Retirement Project (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	800	800

North Carolina Medical Care Commission Retirement Facilities Revenue VRDB, Series 2001, Aldersgate Project (Branch Banking and Trust Co. LOC),

0.28%, 12/8/09	14,615	14,615

North Carolina Medical Care Commission Retirement Facilities Revenue VRDB, Series 2007-C, First Mortgage, Southminster (Banco Santander Central Hispano LOC),

0.27%, 12/8/09	1,100	1,100

Raleigh Combined Enterprise System Revenue, BBandT Floaters Series 11, (1)

0.24%, 12/8/09	21,585	21,585

Raleigh COPS VRDB, Series B, Downtown,

0.30%, 12/8/09	18,000	18,000

State of North Carolina G.O. Refunding VRDB, Series 2002-F,

0.21%, 12/8/09	27,235	27,235

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

0.25%, 12/8/09	18,400	18,400

Wake County G.O. VRDB, Series 2003C, Public Improvement Bonds,

0.27%, 12/8/09	9,500	9,500

Winston-Salem Water and Sewer System Revenue VRDB, Series 2002C,

0.25%, 12/8/09	21,785	21,785
		303,405

Ohio – 1.7%

Cleveland Airport System Revenue VRDB, Series 2009-D (KBC Bank N.V. LOC),

0.35%, 12/8/09	9,000	9,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Ohio – 1.7% continued

Cleveland-Cuyahoga County Port Authority Revenue VRDB, Series 2007, Carnegie/89th Garage Project (JPMorgan Chase Bank LOC),

0.20%, 12/8/09	$15,200	$15,200

Cleveland-Cuyahoga Cultural Facility Revenue VRDB, Museum of Art Project, Series 2005-B,

0.21%, 12/8/09	5,900	5,900

Cuyahoga County Hospital Revenue VRDB, Series 2003, Metrohealth System Project (KeyBank N.A. LOC),

0.70%, 12/8/09	20,000	20,000

Franklin County Healthcare Facilities Revenue Refunding Bonds, Series 2005, Chelsea First Community (KBC Bank N.V. LOC),

0.27%, 12/8/09	12,500	12,500

Hamilton County Hospital Facilities Revenue VRDB, Series 2007-N, Children’s Hospital Medical Center (JPMorgan Chase Bank LOC),

0.25%, 12/8/09	5,000	5,000

Licking County Health Care Facilities Revenue Refunding VRDB, Series 2003, Kendal (Bank of Scotland PLC LOC),

0.26%, 12/8/09	19,150	19,150

Ohio State Higher Educational Facility Commission Revenue VRDB, Series 2008-C, University Hospital Health System (Wells Fargo Bank N.A. LOC),

0.18%, 12/8/09	13,200	13,200

Richland County Health Care Facilities Revenue Refunding Bonds, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	1,625	1,625
		101,575

Oklahoma – 1.2%

Oklahoma State Industrial Authority and Educational Facilities Revenue VRDB, Oklahoma Christian University Project (Bank of America N.A. LOC),

0.30%, 12/8/09	23,100	23,100

Oklahoma State Turnpike Authority Revenue VRDB, Second Senior, Series B,

0.20%, 12/1/09	48,500	48,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Oklahoma – 1.2% continued

Oklahoma Water Resource Board State Loan Program Revenue VRDB,

1.00%, 12/1/09	$2,390	$2,390
		73,990

Oregon – 2.4%

Clackamas County Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health System (U.S. Bank N.A. LOC),

0.21%, 12/8/09	13,700	13,700

Medford Hospital Facilities Authority Revenue Refunding VRDB, Series 2009, Rogue Valley Manor Project (Wells Fargo Bank N.A. LOC),

0.17%, 12/1/09	12,100	12,100

Oregon State G.O. TANS, Series 2009A,

2.50%, 12/8/09	40,000	40,467

Oregon State Facilities Authority Revenue VRDB, Series 2005A, Quatama Crossing Housing (FNMA LOC),

0.28%, 12/8/09	9,845	9,845

Oregon State Facilities Authority Revenue VRDB, Series 2008-C, Peacehealth (Wells Fargo Bank N.A. LOC),

0.18%, 12/8/09	64,900	64,900

Salem Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project (U.S. Bank N.A. LOC),

0.26%, 12/8/09	6,000	6,000
		147,012

Pennsylvania – 3.4%

Allegheny County Hospital Development Authority Revenue VRDB, Series 2003, UPMC Senior Living Corp. (FNMA LOC),

0.26%, 12/8/09	9,785	9,785

Allegheny County IDA Healthcare Revenue VRDB, Series 2008-B, Vincentian Collaborative (PNC Bank LOC),

0.24%, 12/8/09	4,725	4,725

Allegheny County IDA Revenue VRDB, Education Center at the Watson Institute (PNC Bank LOC),

0.24%, 12/8/09	6,000	6,000

Cumberland County Municipal Authority Revenue Refunding VRDB, Asbury Obligated Group, Series 2000 (KBC Bank N.V. LOC),

0.26%, 12/8/09	10,530	10,530

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Pennsylvania – 3.4% continued

Lancaster County Hospital Authority Revenue VRDB, Series 2000, Quarryville Presbyterian (Manufacturers and Traders Trust Co. LOC),

0.26%, 12/8/09	$14,165	$14,165

Lancaster IDA Revenue Bonds, Series 2009-A, Willow Valley Retirement (PNC Bank LOC),

0.21%, 12/8/09	10,000	10,000

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (Manufacturers and Traders Trust Co. LOC),

0.32%, 12/8/09	1,615	1,615

Lower Merion School District G.O. VRDB, Series 2009-B, Capital Project (U.S. Bank N.A. LOC),

0.23%, 12/8/09	6,200	6,200

Montgomery County G.O. VRDB, Series 2004-A,

0.21%, 12/1/09	34,780	34,780

Montgomery County VRDN, Retirement Life Community (TD Bank N.A. LOC),

0.18%, 12/1/09	7,490	7,490

Pennsylvania Economic Development Financing Authority Revenue Bonds, CP Notes (Wachovia Bank N.A. LOC),

0.90%, 12/10/09	12,500	12,500

Pennsylvania Higher Educational Facilities Authority College and University Revenue VRDB, Series 2007, Pennsylvania College of Optometry (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	8,095	8,095

Philadelphia Hospital and Higher Educational Hospital Revenue VRDB, Childrens Hospital Philadelphia, Series 2008-A,

0.19%, 12/1/09	31,375	31,375

Pennsylvania Multifamily Housing Finance Agency Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood (Bank of America N.A. LOC),

0.26%, 12/8/09	8,000	8,000

Pennsylvania State Turnpike Common Revenue Refunding VRDB, Mulit-Modal, Series 2008 A-3,

0.24%, 12/8/09	9,400	9,400

Philadelphia Gas Works Revenue Refunding VRDB, Series 2009-C, 8th Street (Bank of Nova Scotia LOC),

0.22%, 12/8/09	6,700	6,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Pennsylvania – 3.4% continued

Pennsylvania Water and Sewer Authority System Revenue VRDB, 1st Lien, Series B-2 (PNC Bank LOC),

0.20%, 12/8/09	$9,000	$9,000

Southcentral General Authority Revenue VRDB, Series 2008-D, Wellspan Health Obligation Group (SunTrust Bank LOC),

0.23%, 12/8/09	20,000	20,000
		210,360

South Carolina – 1.0%

Charleston Educational Excellence Finance Corp. Revenue Bonds, Citigroup ROCS RR-II-R-497M, (1)

0.52%, 12/8/09	9,115	9,115

Greenville Hospital System Board Facilities Revenue Refunding VRDB, Series 2008-D (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	7,800	7,800

Piedmont Municipal Power Agency Revenue VRDB, Series 2008-C (Assured Guaranty Insured),

0.35%, 12/8/09	10,000	10,000

South Carolina Jobs EDA Hospital Revenue Refunding VRDB, Series 2009-C, Anmed Health (Branch Banking and Trust Co. LOC),

0.21%, 12/8/09	5,000	5,000

South Carolina Jobs EDA Revenue Bonds, Series 2003, Medical University Facilities Corp. Project (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	4,800	4,800

South Carolina Jobs EDA Revenue Bonds, Series 2003-A, Presbyterian Home Project (Wachovia Bank N.A. LOC),

0.34%, 12/8/09	3,965	3,965

South Carolina Transportation Infrastructure Bank Revenue Refunding VRDB, Series B2 (Branch Banking and Trust Co. LOC),

0.24%, 12/8/09	21,910	21,910
		62,590

South Dakota – 0.2%

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospital and Health (U.S. Bank N.A. LOC),

0.26%, 12/8/09	4,630	4,630

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

South Dakota – 0.2% continued

Series 2008, Regional Health (U.S. Bank N.A. LOC),

0.22%, 12/1/09	$4,300	$4,300

South Dakota Housing Development Authority Revenue VRDB, Series 2009-A, Homeownership Mortgage,

0.22%, 12/8/09	5,000	5,000
		13,930

Tennessee – 1.1%

Blount County Public Building Authority Revenue VRDB, Series 2008 C-1-A, Local Government Public Improvement,

0.28%, 12/8/09	16,950	16,950

Series 2008 C-3-A, Local Government Public Improvement,

0.28%, 12/8/09	8,000	8,000

Hendersonville IDB Multifamily Housing Revenue Refunding VRDB, Windsor Park (FNMA Insured),

0.26%, 12/8/09	3,095	3,095

Knox County Health and Educational Facility Board Revenue VRDB, Johnson Bible College 2006,

0.26%, 12/8/09	6,670	6,670

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2009, Belmont University (FHLB of Atlanta LOC),

0.24%, 12/8/09	7,300	7,300

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2009, Lipscomb University Project (FHLB of Atlanta LOC),

0.24%, 12/8/09	2,760	2,760

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2002, University of Nashville Project (SunTrust Bank LOC),

0.55%, 12/8/09	400	400

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.),

0.25%, 12/8/09	17,029	17,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Tennessee – 1.1% continued

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2007-B, Trezevant Manor Project (Bank of America N.A. LOC),

0.25%, 12/8/09	$6,000	$6,000
		68,204

Texas – 8.1%

Atascosa County Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative,

1.00%, 12/8/09	9,600	9,600

Austin Hotel Occupancy Tax Revenue Refunding VRDB, Subseries 2008-A, Sub Lien (Dexia Credit Local LOC),

0.28%, 12/8/09	6,165	6,165

Bexar County and Clear Creek Revenue Bonds, Series 2007-28, Clipper Tax-Exempt Certificate Trust (U.S. Treasuries Escrowed), (1)

0.31%, 12/8/09	6,255	6,255

Bexar County Housing Finance Corp. Multifamily Housing Revenue Refunding VRDB, Series 2009, Palisades Park Apartments Project (FHLMC Insured),

0.26%, 12/8/09	2,880	2,880

Bexar County Housing Finance Corp. Multifamily Housing Revenue VRDB, Series 2005-A, Summit Hills Apartments Project (FHLMC Insured),

0.26%, 12/8/09	3,500	3,500

Board of Regents, University of Texas, Revenue Financing System CP Notes 2002,

0.30%, 2/10/10	11,500	11,500

Brazos County Health Facilities Development Corp. Revenue Refunding VRDB, Series 2009, Burleson St. Joseph (Wells Fargo Bank N.A. LOC),

0.34%, 12/8/09	8,025	8,025

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, Series 2001, BASF Corp. Project (BASF Corp. Gtd.),

0.51%, 12/8/09	7,700	7,700

Crawford Education Facilities Corp. Revenue Bonds, Series 2008, Hyde Park Baptist School Project (JPMorgan Chase Bank LOC),

0.26%, 12/8/09	1,225	1,225

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Texas – 8.1% continued

Gulf Coast Waste Disposal Authority PCR Refunding Bonds, Exxon Project,

0.17%, 12/1/09	$22,360	$22,360

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Series 2009 C-2, Methodist Hospital,

0.19%, 12/1/09	15,450	15,450

Subseries C-1, Methodist Hospital,

0.19%, 12/1/09	34,200	34,200

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series 2008A-1, Methodist Hospital System,

0.19%, 12/1/09	41,300	41,300

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 C, Village Gleannloch Farms (Citibank N.A. LOC),

0.35%, 12/8/09	3,650	3,650

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

0.26%, 12/8/09	27,645	27,645

Katy Independent School District G.O. VRDB, Series C, Fort Bend, Harris and Waller Counties, CSH Building (PSF of Texas Gtd.),

0.23%, 12/8/09	33,350	33,350

Lovejoy Texas Independent School District G.O., Series DB-514, Deutsche Bank Spears/Lifers Trust Various States (PSF of Texas Gtd.), (1)

0.27%, 12/8/09	3,275	3,275

Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities Revenue Refunding VRDB, Series 2001-A, Exxon Mobil Project,

0.18%, 12/1/09	35,555	35,555

Lubbock Independent School District G.O. VRDB, Series 2004-A, School Building (PSF of Texas Gtd.),

0.24%, 12/8/09	300	300

Northside Independent School District G.O. VRDB, Series 2009, School Building (PSF of Texas Gtd.),

1.20%, 12/8/09	14,500	14,500

Port Authur Nav District Environmental Revenue VRDB, Motiva Enterprises, Series 2009-B (Motiva Enterprises LLC Gtd.),

0.18%, 12/1/09	35,000	35,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Texas – 8.1% continued

Port Authur Nav District Environmental Revenue VRDB, Motiva Enterprises, Series 2009-C (Motiva Enterprises LLC Gtd.),

0.18%, 12/1/09	$4,600	$4,600

State of Texas TRANS, Series 2009,

2.50%, 8/31/10	85,000	86,288

Tarrant County Housing Finance Corp. Revenue VRDB, Series 2003, Gateway Arlington Apartments Project (FNMA Gtd.),

0.27%, 12/8/09	1,465	1,465

Texas State Department Housing VRDN, Multifamily-Woodmont Apartments (Bank of America N.A. LOC),

0.27%, 12/8/09	15,000	15,000

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.21%, 12/8/09	6,950	6,950

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

0.22%, 12/1/09	22,986	22,986

Travis County Housing Finance Corp. Student Housing Revenue Bonds, College Houses Project (Wachovia Bank N.A. LOC),

0.26%, 12/8/09	10,665	10,665

University of Texas Revenue VRDB, Series 2008-B, Financing System,

0.18%, 12/8/09	20,300	20,300

Waco Educational Finance Corp. Revenue Refunding VRDB, Series 2008-A, Baylor University,

0.20%, 12/8/09	7,200	7,200
		498,889

Utah – 0.8%

Duchesne County Hospital Development Revenue VRDB, Series 2007A, Uintah Basin Medical Center (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	9,000	9,000

Utah Housing Corp. Multifamily Housing Revenue VRDB, Series 2009-A, Timbergate (FHLMC LOC),

0.27%, 12/8/09	3,125	3,125

Utah State Board of Regents Revenue Refunding VRDB, University of Utah Hospital (Wells Fargo Bank N.A. LOC),

0.23%, 12/8/09	3,000	3,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Utah – 0.8% continued

Utah Water Finance Agency Revenue VRDB, Series 2008 B-2,

0.30%, 12/8/09	$19,900	$19,900

Series 2008 B-3,

0.30%, 12/8/09	16,300	16,300
		51,325

Vermont – 0.2%

Vermont Educational and Health Buildings Financing Agency Revenue Refunding VRDB, Series 2008-A, Fletcher Allen (Toronto-Dominion Bank LOC),

0.21%, 12/8/09	9,120	9,120

Virginia – 1.6%

Alexandria IDA Revenue Refunding VRDB, Series 2005, Goodwin House (Wachovia Bank N.A. LOC),

0.18%, 12/1/09	15,000	15,000

Amherst IDA Revenue VRDB, Series 2008, Educational Facilities - Sweet Briar (Wachovia Bank N.A. LOC),

0.24%, 12/8/09	9,600	9,600

Hampton Redevelopment and Multifamily Housing Authority Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured),

0.25%, 12/8/09	4,000	4,000

Lexington IDA Educational Facilities Revenue Bonds, Series 2006, VMI Development Board, Inc. Project (Wachovia Bank N.A. LOC),

0.20%, 12/1/09	23,405	23,405

Loudoun County IDA Revenue VRDB, Series 2003E, Howard Hughes Medical Institute,

0.20%, 12/8/09	10,000	10,000

Madison County IDA Educational Facilities Revenue VRDB, Woodberry Forest School (SunTrust Bank LOC),

0.26%, 12/1/09	4,000	4,000

University of Virginia Revenue Bonds, Citigroup Eagle 20060017, Class A, (1)

0.25%, 12/8/09	12,000	12,000

Virginia Small Business Financing Authority Revenue VRDB, Series 2008, Museum Fine Arts Foundation (Wachovia Bank N.A. LOC),

0.26%, 12/8/09	20,000	20,000
		98,005

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Washington – 3.0%

Energy Northwest Electric Revenue Refunding VRDB, Subseries 2008 F-2, Project 3,

0.27%, 12/8/09	$61,915	$61,915

Everett Washington Public Facilities District Revenue VRDB, Series 2007,

0.68%, 12/1/09	7,050	7,050

Washington State G.O., Series 1993B Smith Barney, Soc Gen Trust SGB-13, (1)

0.25%, 12/8/09	1,350	1,350

Washington State Healthcare Facilities Authority Revenue Bonds, Series B, Kadlec Medical Center (Assured Guaranty Insured),

0.80%, 12/8/09	13,900	13,900

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2003, Association of Community and Migrant Health Centers (U.S. Bank N.A. LOC),

0.31%, 12/8/09	1,105	1,105

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2008-B, Southwest Washington Medical Center (Bank of America N.A. LOC),

0.27%, 12/8/09	6,870	6,870

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2009-A, Multicare Health System (Wells Fargo Bank N.A. LOC),

0.26%, 12/8/09	3,500	3,500

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2009-C, Swedish Health Services (U.S. Bank N.A. LOC),

0.21%, 12/8/09	12,000	12,000

Washington State Healthcare Facilities Authority Revenue VRDB, Series A, Fred Hutchinson Center (Bank of America N.A. LOC),

0.30%, 12/8/09	21,825	21,825

Washington State Healthcare Facilities Authority Revenue VRDB, Series B, Catholic Health Initiative,

0.26%, 12/8/09	21,000	21,000

Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003A, Cornish College of Arts Project (Bank of America N.A. LOC),

0.35%, 12/8/09	1,900	1,900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Washington – 3.0% continued

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, Puget Sound Project (Bank of America N.A. LOC),

0.31%, 12/8/09	$6,000	$6,000

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2003, Emerald Heights Project (Bank of America N.A. LOC),

0.35%, 12/1/09	4,000	4,000

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2005, Antioch University Project (U.S. Bank N.A. LOC),

0.29%, 12/8/09	4,055	4,055

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Bertschi School Project (Bank of America N.A. LOC),

0.25%, 12/8/09	5,435	5,435

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline at First Hill Project (Bank of America N.A. LOC),

0.26%, 12/8/09	2,000	2,000

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2002, Annie Wright School Project (Bank of America N.A. LOC),

0.23%, 12/1/09	1,610	1,610

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2008, The Overlake School Project (Wells Fargo Bank N.A. LOC),

0.24%, 12/8/09	5,000	5,000

Washington State Housing Finance Community Nonprofit Revenue VRDB, YMCA Tacoma and Pierce Project (U.S. Bank N.A. LOC), Series A 1998,

0.30%, 12/8/09	2,650	2,650

Series B 1998,

0.30%, 12/8/09	3,385	3,385
		186,550

West Virginia – 0.6%

West Virginia Economic Development VRDN, Appalachian Power, Series 2009-B (U.S. Bank N.A. LOC),

0.25%, 12/8/09	5,400	5,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

West Virginia – 0.6% continued

West Virginia State Hospital Finance Authority Revenue Refunding VRDB, Series 2008-B, Cabell Hospital (Branch Banking and Trust Co. LOC),

0.25%, 12/8/09	$10,000	$10,000

West Virginia State Hospital Finance Authority Revenue VRDB, Series 2008-A, Charleston Area Medical Center (Branch Banking and Trust Co. LOC),

0.26%, 12/8/09	18,250	18,250
		33,650

Wisconsin – 1.9%

La Crosse Development Revenue VRDB, Series 2008, University of Wisconsin - La Crosse Foundation (Wells Fargo Bank N.A. LOC),

0.34%, 12/8/09	8,100	8,100

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Oakwood Village (Marshall and Ilsley Bank LOC),

1.50%, 12/8/09	13,200	13,200

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series B, Beaver Dam Community Hospital (U.S. Bank N.A. LOC),

0.29%, 12/8/09	3,135	3,135

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2001B, Newcastle Place Project (Bank of America N.A. LOC),

0.29%, 12/8/09	10,800	10,800

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank LOC),

0.35%, 12/8/09	3,295	3,295

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003C, Mercy Health Systems (Marshall and Ilsley Bank LOC),

1.57%, 12/8/09	10,200	10,200

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2004, Wisconsin Institute of Torah Study, Inc. Project (Harris N.A. LOC),

0.26%, 12/8/09	3,045	3,045

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Wisconsin – 1.9% continued

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2007, Mercy Alliance, Inc. (Marshall and Ilsley Bank LOC),

1.57%, 12/8/09	$8,500	$8,500

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern (JPMorgan Chase Bank LOC),

0.27%, 12/8/09	1,720	1,720

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002B, Capital Access Pool, Vernon Memorial Hospital (U.S. Bank N.A. LOC),

0.22%, 12/1/09	1,375	1,375

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002 G, Pooled Loan Financing Program (Marshall and Ilsley Bank LOC),

2.51%, 12/8/09	750	750

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2003B, Wheaton Franciscan Services (U.S. Bank N.A. LOC),

0.21%, 12/8/09	30,000	30,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2005, Hospice Care Holdings, Inc. Project (Marshall and Ilsley Bank LOC),

2.12%, 12/8/09	640	640

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Meriter Retirement Services (KBC Bank N.V. LOC),

0.31%, 12/8/09	3,150	3,150

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-B, Gundersen Lutheran (Wells Fargo Bank N.A. LOC),

0.24%, 12/8/09	7,500	7,500

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2009-A, Froedtert and Community Health (U.S. Bank N.A. LOC),

0.23%, 12/8/09	5,000	5,000

Wisconsin School District Cash Flow Administration Note, TRANS Promissory Notes, Series 2009-A,

1.88%, 10/15/10	5,000	5,049
		115,459

	PRINCIPAL AMOUNT (000S)		VALUE (000S)
MUNICIPAL INVESTMENTS – 98.0% continued

Wyoming – 0.7%

Lincoln County PCR Bonds, Uintah County PCR Refunding Bonds, Series 1993, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.17%, 12/1/09	$20,000		$20,000

Series 1997, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.19%, 12/1/09	7,605		7,605

Uinta County PCR Refunding VRDB, Amoco Project,

0.18%, 12/1/09	15,175		15,175
			42,780

Multiple States Pooled Security – 0.0%

BB&T Municipal Trust, Floaters Series 5002 (Rabobank Group LOC), (1)

0.59%, 12/8/09	—	(2)	—	(2)
Total Municipal Investments
(Cost $6,023,004)			6,023,004

U.S. GOVERNMENT AGENCY – 1.3% (3)

Federal Home Loan Bank – 1.3%

FHLB Discount Note,

0.02%, 12/1/09	80,000		80,000
Total U.S. Government Agency
(Cost $80,000)			80,000

Total Investments – 99.3%
(Cost $6,103,004) (4)			6,103,004
Other Assets less Liabilities – 0.7%			45,564
NET ASSETS – 100.0%			$6,148,568

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	The principal amount and value is less than $500.

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The cost for federal income tax purposes was $6,103,004.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

At November 30, 2009, the industry sectors for the Municipal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	7.2%
Educational Services	12.8
Executive, Legislative and General Government	18.2
General Medical, Surgical and Nursing and Personal Care	10.7
Health Services and Residential Care	17.4
Local Passenger Transportation	6.9
Urban and Community Development, Housing Programs and Social Services	9.0
All other sectors less than 5%	17.8

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Portfolio’s investments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Municipal Portfolio	$ —	$6,103,004	(1)	$ —	$6,103,004

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

COPS	Certificates of Participation	IDA	Industrial Development Authority
CP	Commercial Paper	IDB	Industrial Development Board
EDA	Economic Development Authority	IDR	Industrial Development Revenue
FDIC	Federal Deposit Insurance Corporation	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	ROCS	Reset Option Certificates
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRN	Floating Rate Notes	SGB	Sociète Generale Bank
FRCD	Floating Rate Certificate of Deposit	Soc Gen	Sociète Generale
FSA	Financial Security Assurance	STARS	Short Term Adjustable Rate Securities
GIC	Guaranteed Investment Contract	TANS	Tax Anticipation Notes
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TSB	Trustee Savings Bank
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bonds
HFA	Housing Finance Authority	VRDN	Variable Rate Demand Note

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2009

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Treasury Portfolio, Tax-Exempt Portfolio and Municipal Portfolio (the “Portfolios” or “Money Market Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2009, Shares and Service Shares were outstanding for each of the Money Market Portfolios except the Treasury Portfolio, which has only Shares outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Government Portfolio and Treasury Portfolio have entered into such joint repurchase agreements at November 30, 2009, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain money market portfolios receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

At November 30, 2009, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
Diversified Assets	$219	$(219)	$ —
Government	57	(57)	—
Government Select	4	(4)	—
Treasury	10	(10)	—
Tax-Exempt	44	(38)	(6)
Municipal	24	(15)	(9)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2009, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$608
Government	—	136
Government Select	—	703
Treasury	—	103
Tax-Exempt	55	—
Municipal	643	27

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$27,224
Government	—	17,118
Government Select	—	42,432
Treasury	—	1,722
Tax-Exempt	5,110	230
Municipal	30,325	350

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$330,586
Government	—	143,924
Government Select	—	262,228
Tax-Exempt	21,912	12
Municipal	100,342	47

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

MONEY MARKET PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2009

As of November 30, 2009, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2009, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVERS
Diversified Assets	0.25%	—%	0.25%
Government	0.25%	—%	0.25%
Government Select	0.20%	0.10%	0.10%
Treasury	0.20%	0.11%	0.09%
Tax-Exempt	0.25%	—%	0.25%
Municipal	0.20%	0.10%	0.10%

The waivers described above are voluntary and may be modified or terminated at any time.

Each Portfolio except the Treasury Portfolio bore the expense of participation in the U.S. Department of the Treasury’s Temporary Guaranty Program without regard to the expense limitations. For further information, please refer to Note 9.

In addition, in order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of a Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Portfolio will be able to avoid a negative yield. During the fiscal year ended November 30, 2009, the investment adviser reimbursed class-specific and portfolio level expenses to avoid a negative yield for Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Diversified Assets	$91	$10
Government	26	12
Government Select	96	22
Treasury	12	—
Tax-Exempt	29	1
Municipal	33	7

Certain amounts of transfer agent fees were reimbursed to the Portfolios by the investment adviser.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009, the Portfolios had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolios, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service plan for the Portfolios’ Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement. In addition to the contractual reimbursement arrangement, NTI also may voluntarily reimburse all or a portion of each Portfolio’s other expenses. For the fiscal year ended November 30, 2009, NTI reimbursed the Treasury Portfolio for expenses in excess of 0.00 percent, 0.05 percent, and 0.10 percent at various points during the fiscal year. Any voluntary reimbursements may be terminated by NTI at any time.

The expenses reimbursed during the fiscal year ended November 30, 2009, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Servicing Agents”) under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SERVICE SHARES	PREMIER SHARES
Diversified Assets	$260	$ —
Government	302	1
Government Select	533	—
Tax-Exempt	14	—
Municipal	176	—

Certain amounts of shareholder servicing fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 3.

As compensation for services rendered as a Servicing Agent, Northern Trust received shareholder servicing fees for the fiscal year ended November 30, 2009, as follows:

Amounts in thousands	SERVICE SHARES
Diversified Assets	$108
Government	36
Government Select	49

6. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The agreement will expire on December 9, 2009, unless renewed.

At November 30, 2009, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2009.

MONEY MARKET PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2009

7. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$128,134,425	$431	$(127,723,290)	$411,566
Government	151,759,465	610	(153,851,041)	(2,090,966)
Government Select	123,926,461	2,726	(124,600,590)	(671,403)
Treasury	25,325,977	146	(22,864,310)	2,461,813
Tax-Exempt	6,932,949	10	(6,362,873)	570,086
Municipal	27,462,926	2,294	(26,267,251)	1,197,969

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$158,912,159	$3,782	$(164,663,122)	$(5,747,181)
Government	136,216,699	2,333	(131,713,969)	4,505,063
Government Select	120,834,341	16,560	(113,369,542)	7,481,359
Treasury	1,336,380	—	(864,590)	471,790
Tax-Exempt	7,071,354	40	(6,893,049)	178,345
Municipal	24,362,841	14,185	(23,555,680)	821,346

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$1,411,708	$—	$(1,437,468)	$(25,760)
Government	639,212	—	(748,092)	(108,880)
Government Select	978,271	—	(1,358,744)	(380,473)
Tax-Exempt	33,169	—	(33,268)	(99)
Municipal	149,000	—	(147,754)	1,246

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$1,687,903	$—	$(1,785,367)	$(97,464)
Government	584,410	—	(606,405)	(21,995)
Government Select	1,788,104	—	(1,360,932)	427,172
Tax-Exempt	14,747	—	(13,982)	765
Municipal	190,416	—	(164,820)	25,596

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Diversified Assets	$—	$—	$ —	$ —
Government	—	—	(5,593)	(5,593)
Government Select	—	—	—	—
Tax-Exempt	—	—	—	—
Municipal	—	—	—	—

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$18,203	$ —	$(32,908)	$(14,705)
Government	2,881	—	(1,490)	1,391
Government Select	547,967	—	(789,311)	(241,344)
Municipal	1,368	—	(1,700)	(332)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued NOVEMBER 30, 2009

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.9950, meeting its contractual obligation under the CSA. The payment amounted to approximately $12,458,000, and is included as Realized Gain on Capital Support Agreement on the Portfolio’s Statement of Operations. On June 25, 2009, upon the sale of the Security, the CSA terminated.

Additional information regarding the CSA can be found in the Portfolio’s Statement of Operations and the Schedule of Investments.

9. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by each of the Portfolios in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Program”) for Money Market Funds except the Treasury Portfolio, which had not commenced operations as of that date. The Program protected the NAV of certain shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. Under the Program, a shareholder would have received a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share fell below $0.995 and was not promptly restored to $1.00. The number of covered shares was the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment was triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 would not be guaranteed. If a customer closed his or her account with the Portfolios or a broker-dealer or other intermediary, any future investment in the Portfolios would not be guaranteed. Guarantee payments under the Program would not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The fee for participation in the Program was 0.01 percent annually of the NAV of the Government, Government Select, Tax-Exempt, and Municipal Portfolios and 0.015 percent of the NAV of the Diversified Assets Portfolio.

On December 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by each of the Portfolios in the extension (the “Extension”) of the Program. The fee for participation in the Extension was 0.015 percent annually of the NAV of the Government, Government Select, Tax-Exempt, and Municipal Portfolios and 0.022 percent annually of the NAV of the Diversified Assets Portfolio, all as of September 19, 2008.

On April 8, 2009, the Board of Trustees of Northern Institutional Funds approved the participation by each of the Portfolios except the Treasury Portfolio in the subsequent extension (the “Subsequent Extension”) of the Program. The Program was previously due to expire on April 30, 2009. The fee for participation was 0.015 percent annually of the NAV of the Government, Government Select, Tax-Exempt, and Municipal Portfolios and 0.023 percent annually of the NAV of the Diversified Assets Portfolio, all as of September 19, 2008.

Each Portfolio bore the expense of its participation in the Program without regard to any expense limitations then in place and, therefore, all shareholders bore such expense irrespective of the extent of their coverage. The fees for participation in the Program are included in Participation Fees in the Statements of Operations.

The Program expired on September 18, 2009.

10. SUBSEQUENT EVENT

Management has evaluated subsequent events for the Portfolios through January 26, 2010, the date the financial statements were issued. On December 10, 2009, the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG through December 9, 2010. Please refer to Note 6 for further details.

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt and Municipal Portfolios, comprising the Money Market Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2009, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt and Municipal Portfolios at November 30, 2009, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2009 (UNAUDITED)

During the fiscal year ended November 30, 2009, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 95.70% and Municipal Portfolio – 98.85%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust has designated the following percentages of income of the respective Portfolios as Qualified Interest Income (QII) for the fiscal year ended November 30, 2009:

Diversified Assets	100%
Government	100%
Government Select	100%
Treasury	100%

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2009 (UNAUDITED)

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009 through November 30, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.38%	$1,000.00	$1,000.60	$1.91
Hypothetical	0.38%	$1,000.00	$1,023.16	$1.93	**
SERVICE SHARES
Actual	0.47%	$1,000.00	$1,000.10	$2.36
Hypothetical	0.47%	$1,000.00	$1,022.71	$2.38	**

GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.33%	$1,000.00	$1,000.10	$1.65
Hypothetical	0.33%	$1,000.00	$1,023.41	$1.67	**
SERVICE SHARES
Actual	0.33%	$1,000.00	$1,000.10	$1.65
Hypothetical	0.33%	$1,000.00	$1,023.41	$1.67	**

GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.22%	$1,000.00	$1,000.40	$1.10
Hypothetical	0.22%	$1,000.00	$1,023.97	$1.12	**
SERVICE SHARES
Actual	0.29%	$1,000.00	$1,000.10	$1.45
Hypothetical	0.29%	$1,000.00	$1,023.61	$1.47	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2009 (UNAUDITED)

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.15%	$1,000.00	$1,000.40	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76	**

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.36%	$1,000.00	$1,000.80	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
SERVICE SHARES
Actual	0.56%	$1,000.00	$1,000.20	$2.81
Hypothetical	0.56%	$1,000.00	$1,022.26	$2.84	**

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 - 11/30/09
Actual	0.22%	$1,000.00	$1,001.50	$1.10
Hypothetical	0.22%	$1,000.00	$1,023.97	$1.12	**
SERVICE SHARES
Actual	0.44%	$1,000.00	$1,000.40	$2.21
Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2009 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•    Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•    Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•    Chairman and President of the Allstate Financial Group from 2002 to 2007;

•    Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•    Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•    Director of Northern Trust Global Advisors, Inc. since May 2008;

•    Chairman of Northern Trust Investments, N.A. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•    Executive Vice President of Northern Trust Corporation since October 2003;

•    Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•    Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2009 (UNAUDITED)

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO

GOVERNMENT PORTFOLIO2

GOVERNMENT SELECT PORTFOLIO2

MUNICIPAL PORTFOLIO1

TAX-EXEMPT PORTFOLIO1

TREASURY PORTFOLIO2

ALL PORTFOLIOS: An investment in the Portfolios is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money.

1 Tax-Free/AMT Risk: Tax-exempt Portfolios’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

2 U.S. Government Guarantee: U.S. government guarantees apply only to a Portfolio’s underlying portfolio securities and not the Portfolio’s shares.

MONEY MARKET PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

GOVERNMENT PORTFOLIO2

GOVERNMENT SELECT PORTFOLIO2

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

1 iMoneyNet Fund AverageTM — First Tier Institutional includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	PRIME OBLIGATIONS PORTFOLIO

12	ABBREVIATIONS AND OTHER INFORMATION

13	NOTES TO THE FINANCIAL STATEMENTS

18	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

19	FUND EXPENSES

20	TRUSTEES AND OFFICERS

24	TAX INFORMATION

27	INDEX DEFINITIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During 2009, short-term investors observed meaningful improvements in the functioning of the financial markets. Earlier in the year, the U.S. Treasury and the Federal Reserve introduced new initiatives to stabilize the banking system and re-engage credit availability. However, investors positioned themselves conservatively by employing risk-reduction strategies and shifting away from longer-maturity credit products. In May, the much anticipated government stress tests were released and identified ten of 19 large banks as having inadequate capital ratios. As a result, capital raising efforts were initiated, and $48 billion of the required $75 billion was raised to address the shortfalls. To date, ten financial companies have been given approval to repay a combined $68 billion of the TARP Capital Purchase Program funds to the U.S. Treasury.

Since December of 2008, the Fed has left the benchmark federal funds rate unchanged, in the range of 0% to 0.25%. However, the central bank acknowledged late in the year that economic recovery was underway and shifted to a more optimistic view. In addition, the Fed announced dramatic steps to lower borrowing costs by purchasing up to $300 billion in U.S. Treasuries, $1.25 trillion in agency mortgage-backed securities and $200 billion in Fannie Mae and Freddie Mac debt. As a result, the national average for 30-year fixed mortgage rates fell to near-record lows. Despite an improving economic outlook, reinvestment rates remained at incredibly low absolute levels, creating a challenging investment environment. Accommodative monetary policy, combined with a scarcity of money market-eligible assets, put downward pressure on short-term yields.

For the 12-month period ended November 30, 2009, the Prime Obligations Portfolio posted a 0.43% return (Shares), compared with the 0.46% return of its benchmark, the iMoney Net Fund Average™ — First Tier Institutional. We continued to manage the Portfolio conservatively, underweighting longer-maturity credit products and overweighting U.S. government and U.S. agency securities. We remain very selective in our purchases and continue to focus on maintaining a high credit quality portfolio, with principal preservation and liquidity management as our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2009

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEY NET FUND AVERAGE™ — FIRST TIER INSTL		CURRENT 7-DAY YIELD
ONE YEAR	0.43%	0.20%	0.46%

FIVE YEAR	3.19	2.93	3.11		0.17	%**

SINCE INCEPTION	2.76	2.51	2.71	*
*Since inception of Shares Class.

**For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been 0.06% for Shares as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	39.1%
2 - 15 DAYS	8.9
16 - 30 DAYS	9.9
31 - 60 DAYS	12.3
61 - 97 DAYS	14.2
98 - 180 DAYS	7.8
181 - 270 DAYS	4.0
271 DAYS - 1 YEAR	3.8

PORTFOLIO MANAGER

PETER YI
With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/09)

TICKER SYMBOL	NPAXX

INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05

TOTAL NET ASSETS	$4,575,342,900

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.31%
SERVICE SHARES	0.57
PREMIER SHARES*	—

*Currently, Premier Shares are not being offered to Investors.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2009

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$3,417,180
Repurchase agreements, at cost which approximates fair value	1,155,872
Cash	15,393
Interest income receivable	3,134
Receivable from affiliated administrator	242
Prepaid and other assets	19
Total Assets	4,591,840
LIABILITIES:
Payable for securities purchased	15,000
Payable for fund shares redeemed	35
Distributions payable to shareholders	584
Payable to affiliates:
Investment advisory fees	367
Administration fees	367
Custody and accounting fees	40
Shareholder servicing fees	20
Transfer agent fees	5
Trustee fees	20
Accrued other liabilities	59
Total Liabilities	16,497
Net Assets	$4,575,343
ANALYSIS OF NET ASSETS:
Capital stock	$4,575,342
Accumulated undistributed net investment income	5
Accumulated undistributed net realized loss	(4)
Net Assets	$4,575,343
Net Assets:
Shares	$4,484,188
Service Shares	91,155
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	4,484,150
Service Shares	91,191
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$16,573
EXPENSES:
Investment advisory fees	4,832
Administration fees	3,219
Custody and accounting fees	380
Transfer agent fees	69
Registration fees	87
Printing fees	28
Professional fees	112
Trustee fees and expenses	58
Shareholder servicing fees	313
Participation fees	1,014
Other	110
Total Expenses	10,222
Less voluntary waivers of investment advisory fees	(1,613)
Less expenses reimbursed by investment adviser	(13)
Less expenses reimbursed by administrator	(2,375)
Net Expenses	6,221
Net Investment Income	10,352
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(4,150)
Capital Support Agreement	4,151
Net change in unrealized appreciation (depreciation) on:
Investments	9,939
Capital Support Agreement	(9,939)
Net Gains on Investments	1
Net Increase in Net Assets Resulting from Operations	$10,353

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2009	2008
OPERATIONS:
Net investment income	$10,352	$88,691
Net realized gains (losses) on:
Investments	(4,150)	1,490
Capital Support Agreement	4,151	–
Net change in unrealized appreciation (depreciation) on:
Investments	9,939	(9,939)
Capital Support Agreement	(9,939)	9,939
Net Increase in Net Assets Resulting from Operations	10,353	90,181
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	2,612,093	(2,553,577)
Net decrease in net assets resulting from Service Shares transactions	(36,579)	(39,704)
Net decrease in net assets resulting from Premier Shares transactions	–	(86,628)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,575,514	(2,679,909)
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(11,559)	(84,132)
Total Distributions to Shares Shareholders	(11,559)	(84,132)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(278)	(2,831)
Total Distributions to Service Shares Shareholders	(278)	(2,831)
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	–	(1,727)
Total Distributions to Premier Shares Shareholders	–	(1,727)
Total Increase (Decrease) in Net Assets	2,574,030	(2,678,418)
NET ASSETS:
Beginning of year	2,001,313	4,679,731
End of year	$4,575,343	$2,001,313
Accumulated Undistributed Net Investment Income	$5	$1,485

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.03		0.05	0.05	0.03
Net realized and unrealized gains (losses)	–		–		–	–	–
Total from Investment Operations	–		0.03		0.05	0.05	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.03)		(0.05)	(0.05)	(0.03)
Total Distributions Paid	–		(0.03)		(0.05)	(0.05)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.43	%(3)	2.58	%(3)	5.23%	4.86%	2.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,484,188		$1,873,486		$4,425,630	$1,627,181	$828,872
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.18	%(4)	0.16	%(5)	0.20%	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.31%		0.29%		0.26%	0.27%	0.29%
Net investment income, net of waivers, reimbursements and credits	0.33%		2.73%		5.11%	4.82%	2.97%
Net investment income, before waivers, reimbursements and credits	0.20%		2.60%		5.05%	4.75%	2.88%

	SERVICE
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–		0.02		0.05	0.04	0.03
Net realized and unrealized gains (losses)	–		–		–	–	–
Total from Investment Operations	–		0.02		0.05	0.04	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.05)	(0.04)	(0.03)
Total Distributions Paid	–		(0.02)		(0.05)	(0.04)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.20	%(3)	2.32	%(3)	4.96%	4.59%	2.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$91,155		$127,827		$167,473	$154,867	$54,814
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.43	%(4)	0.42	%(5)	0.46%	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.57%		0.55%		0.52%	0.53%	0.55%
Net investment income, net of waivers, reimbursements and credits	0.08%		2.47%		4.85%	4.56%	2.71%
Net investment income (loss), before waivers, reimbursements and credits	(0.06)%		2.34%		4.79%	4.49%	2.62%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31%, for the Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009 and 2.30% and 2.06%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 33.9%

Non-U.S. Depository Institutions – 33.9%

Australia & New Zealand Bank, London Branch,

0.23%, 12/11/09	$10,000	$10,000

0.22%, 1/25/10	35,000	35,000

0.25%, 2/11/10	20,000	20,000

0.30%, 4/23/10	10,000	10,000

0.25%, 5/27/10	20,000	20,000

Banco Bilbao Vizcaya Argentaria, London,

0.23%, 1/29/10	40,000	40,000

0.30%, 3/8/10	20,000	20,000

0.31%, 4/22/10	15,000	15,000

Bank of Montreal, Chicago Branch,

0.25%, 12/15/09	5,000	5,000

Barclays Bank, New York Branch,

0.83%, 1/11/10	15,000	15,000

Barclays Bank PLC, New York, FRCD,

0.46%, 12/1/09	20,000	20,000

0.29%, 12/21/09	40,000	40,000

0.29%, 12/29/09	25,000	25,000

BNP Paribas S.A., London Branch,

0.26%, 1/6/10	15,000	15,000

0.26%, 1/13/10	30,000	30,000

0.25%, 1/22/10	15,000	15,000

0.32%, 4/16/10	10,000	10,000

0.27%, 5/25/10	30,000	30,000

CALYON, London,

0.34%, 5/18/10	15,000	15,000

CALYON, New York,

0.24%, 12/1/09, FRCD	35,000	35,000

0.24%, 2/8/10	40,000	40,000

Commonwealth Bank of Australia,

0.24%, 12/22/09	15,000	15,000

0.24%, 12/29/09	10,000	10,000

0.19%, 2/24/10	40,000	40,000

Credit Agricole S.A., London Branch,

0.25%, 12/22/09	25,000	25,000

0.23%, 1/22/10	30,000	30,000

0.22%, 2/1/10	45,000	45,000

0.30%, 4/22/10	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 33.9% continued

Non-U.S. Depository Institutions – 33.9% continued

DNB Norway Bank A.S.A., New York Branch,

0.24%, 12/4/09	$35,000	$35,000

0.22%, 2/8/10	10,000	10,000

HSBC PLC, London,

0.17%, 12/29/09	50,000	50,000

0.21%, 2/12/10	25,000	25,000

0.30%, 4/28/10	10,000	10,000

Intesa San Paolo Spa, London,

0.23%, 1/21/10	30,000	30,000

Intesa San Paolo Spa, New York,

0.21%, 1/27/10	10,000	10,000

Lloyds Bank, New York,

0.95%, 1/19/10	15,000	15,000

0.75%, 2/23/10	35,000	35,000

0.70%, 2/26/10	25,000	25,000

National Australia Bank, London Branch,

0.25%, 12/1/09	20,000	20,000

0.25%, 12/14/09	15,000	15,000

0.51%, 12/18/09	5,000	5,000

0.41%, 1/27/10	30,000	30,000

0.19%, 2/24/10	10,000	10,000

0.36%, 3/18/10	10,000	10,000

0.31%, 5/4/10	20,000	20,000

Nordea Bank Finland, New York,

0.23%, 12/2/09	30,000	30,000

0.24%, 12/17/09	35,000	35,000

0.25%, 5/25/10	15,000	15,000

Rabobank Nederland, New York Branch,

0.55%, 12/1/09	10,000	10,000

0.42%, 1/11/10	25,000	25,000

0.33%, 3/1/10	20,000	20,000

0.25%, 5/25/10	40,000	40,000

Royal Bank of Scotland, CT, FRCD,

0.42%, 12/28/09	30,000	30,000

Royal Bank of Scotland, New York Branch,

1.21%, 12/29/09	10,000	10,000

1.20%, 12/30/09	30,000	30,000

1.08%, 1/11/10	10,000	10,000

1.00%, 1/13/10	15,000	15,000

0.81%, 3/8/10	20,000	20,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 33.9% continued

Non-U.S. Depository Institutions – 33.9% continued

Societe Generale, London Branch,

0.25%, 2/1/10	$50,000	$50,000

0.25%, 2/12/10	20,000	20,000

0.26%, 3/1/10	35,000	35,000

Toronto Dominion Bank, New York Branch,

0.18%, 2/22/10	35,000	35,000

Westpac Banking Corp., FRCD,

0.20%, 12/1/09	15,000	15,000

Westpac Banking Corp., New York, FRCD,

0.20%, 12/1/09	50,000	50,000

0.24%, 12/1/09	60,000	60,000
Total Certificates of Deposit
(Cost $1,550,000)		1,550,000

COMMERCIAL PAPER – 16.5%

Chemicals and Allied Products – 0.5%

Pfizer, Inc.,

0.80%, 7/8/10	15,000	14,927

0.80%, 7/16/10	10,000	9,950
		24,877

Electronic and Other Electronic Components – 0.9%

General Electric Co.,

0.17%, 12/16/09	40,000	39,997

Multi-Seller Conduits – 13.4%

Charta Corp.,

0.25%, 1/26/10	20,000	19,992

0.25%, 2/5/10	25,000	24,989

Corporate Receivables Corp.,

0.25%, 1/22/10	10,000	9,996

0.25%, 1/27/10	31,500	31,488

Fairway Finance Corp.,

0.19%, 1/13/10	75,000	74,983

Kitty Hawk Funding Corp.,

0.18%, 12/17/09	9,306	9,305

0.17%, 12/18/09	60,000	59,995

Liberty Street Funding Corp.,

0.21%, 2/22/10	48,000	47,977

LMA Americas LLC,

0.18%, 12/21/09	14,740	14,739

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 16.5% continued

Multi-Seller Conduits – 13.4% continued

Ranger Funding Co. LLC,

0.18%, 12/15/09	$30,000	$29,998

0.18%, 12/18/09	4,377	4,377

0.20%, 1/25/10	20,000	19,994

0.24%, 2/10/10	20,000	19,991

0.24%, 2/19/10	20,000	19,989

Regency Markets, Inc.,

0.25%, 12/10/09	23,908	23,906

0.20%, 12/14/09	15,000	14,999

0.20%, 12/17/09	4,800	4,800

0.19%, 12/21/09	15,000	14,998

0.23%, 2/16/10	15,000	14,993

Straight-A Funding LLC,

0.23%, 12/2/09	49,073	49,072

0.23%, 12/8/09	20,000	19,999

0.21%, 1/15/10	7,511	7,509

Yorktown Capital LLC,

0.17%, 12/3/09	20,000	20,000

0.18%, 12/15/09	11,500	11,499

0.18%, 12/18/09	17,247	17,246

0.24%, 2/19/10	22,518	22,505

0.24%, 2/22/10	5,024	5,021
		614,360

Non-U.S. Bank - Non-U.S. Government – 1.7%

Danske Corp., Sovereign Gtd.,

0.25%, 12/1/09	40,000	40,000

0.24%, 1/4/10	40,000	39,991
		79,991
Total Commercial Paper
(Cost $759,225)		759,225

CORPORATE NOTES/BONDS – 2.8%

Non-Depository Personal Credit – 0.4%

General Electric Capital Corp., FRN,

0.28%, 12/1/09	19,668	19,669

Non-U.S. Depository Institutions – 0.2%

Rabobank Nederland, FRN, (1)

0.24%, 12/15/09	10,000	10,000

Supranational – 1.4%

International American Development Bank,

0.46%, 8/2/10	21,140	21,074

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 2.8% continued

Supranational – 1.4% continued

International Bank Reconstruction & Development,

0.73%, 6/10/10	$20,000	$20,000

International Finance Corp.,

4.00%, 6/15/10	22,968	23,418
		64,492

U.S. Depository Institutions – 0.8%

Bank of America N.A., FDIC Gtd., (2)

0.33%, 12/14/09, FRN	25,000	25,000

1.05%, 1/22/10	10,000	10,000
		35,000
Total Corporate Notes/Bonds
(Cost $129,161)		129,161

EURODOLLAR TIME DEPOSITS – 2.4%

Non-U.S. Depository Institutions – 0.7%

Royal Bank of Canada, Toronto, Canada,

0.20%, 12/1/09	30,000	30,000

U.S. Depository Institutions – 1.7%

Citibank, Nassau,

0.14%, 12/1/09	79,198	79,198
Total Eurodollar Time Deposits
(Cost $109,198)		109,198

U.S. GOVERNMENT AGENCIES – 16.4% (3)

Federal Farm Credit Bank – 2.2%

FFCB Bond,

0.56%, 7/1/10	10,000	10,001

FFCB FRN,

0.19%, 12/1/09	40,000	39,988

0.26%, 12/6/09	50,000	50,018
		100,007

Federal Home Loan Bank – 10.7%

FHLB Bonds,

1.05%, 2/23/10	5,000	4,999

1.10%, 3/10/10	5,000	4,999

1.10%, 3/16/10	5,000	4,998

4.38%, 3/17/10	5,000	5,046

0.95%, 4/1/10	15,000	14,997

0.90%, 4/7/10	15,000	14,997

0.88%, 4/15/10	15,000	15,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.4% (3) continued

Federal Home Loan Bank – 10.7% continued

FHLB Bonds, continued

0.82%, 4/28/10	$5,000	$4,999

0.80%, 4/30/10	5,000	5,001

0.80%, 5/17/10	10,000	10,000

0.55%, 6/10/10	10,000	9,995

0.56%, 6/25/10	12,000	12,002

0.55%, 7/15/10	5,000	5,000

4.50%, 9/10/10	10,000	10,313

0.60%, 9/17/10	70,000	70,047

FHLB Callable Bonds,

0.70%, 6/23/10	5,000	5,000

0.70%, 6/25/10	10,000	10,000

0.56%, 11/19/10	10,000	10,000

FHLB Discount Notes,

1.12%, 12/4/09	15,000	14,999

0.92%, 2/1/10	5,000	4,992

1.00%, 2/5/10	5,000	4,991

1.00%, 2/10/10	5,000	4,990

1.00%, 2/23/10	7,000	6,984

1.00%, 3/4/10	7,000	6,982

FHLB FRN,

0.25%, 12/1/09	75,000	75,000

0.48%, 12/1/09	20,000	20,000

0.60%, 12/1/09	25,000	25,000

0.67%, 12/1/09	15,000	15,000

0.74%, 12/1/09	10,000	10,000

0.77%, 12/1/09	30,000	30,000

0.80%, 12/1/09	30,000	29,998

0.50%, 1/8/10	25,000	25,000
		491,329

Federal Home Loan Mortgage Corporation – 2.1%

FHLMC Bond,

4.88%, 2/9/10	20,000	20,152

FHLMC Discount Note,

1.00%, 2/1/10	10,000	9,983

FHLMC FRN,

0.31%, 12/3/09	20,000	19,995

0.27%, 12/10/09	20,000	19,994

0.24%, 8/24/10	10,000	9,999

FHLMC Note,

1.45%, 9/10/10	15,000	15,104
		95,227

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.4% (3) continued

Federal National Mortgage Association – 1.4%

FNMA Discount Notes,

1.00%, 12/1/09	$10,000	$10,000

1.00%, 12/10/09	2,000	2,000

0.85%, 12/21/09	5,000	4,998

FNMA FRN,

0.17%, 1/13/10	10,000	9,996

0.23%, 2/5/10	10,000	9,997

FNMA Notes,

3.00%, 7/12/10	10,000	10,152

3.25%, 8/12/10	15,000	15,294
		62,437
Total U.S. Government Agencies
(Cost $749,000)		749,000

U.S. GOVERNMENT OBLIGATIONS – 2.6%

U.S. Treasury Bills – 1.1%

0.70%, 12/17/09	5,000	4,998

0.51%, 4/1/10	30,000	29,948

0.50%, 7/1/10	10,000	9,971

0.50%, 7/29/10	5,000	4,984
		49,901

U.S. Treasury Notes – 1.5%

2.38%, 8/31/10	18,000	18,240

1.25%, 11/30/10	52,000	52,455
		70,695
Total U.S. Government Obligations
(Cost $120,596)		120,596

Investments, at Amortized Cost
($3,417,180)		3,417,180

REPURCHASE AGREEMENTS – 25.3%
(Collateralized at a minimum of 102%)
Repurchase Agreements – 25.3% (4)

BNP Paribas Securities Corp., dated 11/30/09, repurchase price $50,000

0.16%, 12/1/09	50,000	50,000

BNP Paribas Securities Corp., dated 11/30/09, repurchase price $200,001

0.17%, 12/1/09	200,000	200,000

Citigroup Global Markets, Inc., dated 11/30/09, repurchase price $55,872

0.17%, 12/1/09	55,872	55,872

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 25.3% continued
(Collateralized at a minimum of 102%)
Repurchase Agreements – 25.3% (4) continued

Credit Suisse First Boston Corp., dated 11/30/09, repurchase price $300,001

0.17%, 12/1/09	$300,000	$300,000

Deutsche Bank Securities, Inc., dated 11/30/09, repurchase price $300,001

0.17%, 12/1/09	300,000	300,000

JPMorgan Securities, Inc., dated 11/30/09, repurchase price $250,001

0.17%, 12/1/09	250,000	250,000
Total Repurchase Agreements
(Cost $1,155,872)		1,155,872

Total Investments – 99.9%
(Cost $4,573,052) (5)		4,573,052

Other Assets less Liabilities – 0.1%		2,291
NET ASSETS – 100.0%		$4,575,343

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$65,867	3.50% - 7.00%	4/1/17 - 10/1/37
FNMA	$565,148	2.84% - 8.00%	6/1/11 - 12/1/48
GNMA	$44,535	3.63% - 7.00%	7/20/22 - 6/15/50
U.S. Treasury Notes	$510,001	2.88% - 4.25%	6/30/10 - 8/15/15

(5)	The cost for federal income tax purposes was $4,573,052.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Prime Obligations Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Prime Obligations Portfolio	$ —	$4,573,052(1)	$ —	$4,573,052

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Notes/Bonds
Structured Investment Vehicles	$13,127	$(4,152)	$9,939	$(18,914)	$ —	$ —

Total Investments	$13,127	$(4,152)	$9,939	$(18,914)	$ —	$ —

Other Financial Instruments*	$9,939	$4,151	$(9,939)	$(4,151)	$ —	$ —

*	Other financial instruments include futures, forwards and Capital Support Agreement, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FDIC	Federal Deposit Insurance Corporation	FRCD	Floating Rate Certificates of Deposit
FFCB	Federal Farm Credit Bank	FRN	Floating Rate Notes
FHLB	Federal Home Loan Bank	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation	Gtd.	Guaranteed
FNMA	Federal National Mortgage Association

With respect to the Schedule of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2009

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2009, Shares and Service Shares were outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio. At November 30, 2009, the Portfolio reclassified approximately $5,000 of undistributed net investment income and $(5,000) of accumulated undistributed net realized gains (or losses).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2009, the capital loss carryforward for U.S. federal income tax purposes and the respective years of expiration is as follows:

Amount in thousands	NOVEMBER 30, 2017
Prime Obligations	$4

The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2009, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

UNDISTRIBUTED ORDINARY INCOME*

Amount in thousands
Prime Obligations	$609

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

DISTRIBUTED FROM ORDINARY INCOME*

Amounts in thousands	2009	2008
Prime Obligations	$12,823	$104,290

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05 percent of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2009 reduced advisory fees as shown in the accompanying Statement of Operations.

The Portfolio bore the expense of participation in the U.S. Department of the Treasury’s Temporary Guaranty Program without regard to the expense limitations. For further information, please refer to Note 9.

In addition, in order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented or discontinued at any time. There is no guarantee that the Portfolio will be able to avoid a negative yield. The investment adviser reimbursed class-specific and portfolio level expenses of the Portfolio, as necessary, to avoid a negative yield during the fiscal year ended November 30, 2009. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Prime Obligations	$56	$13

Certain amounts of transfer agent fees were reimbursed to the Portfolio by the investment adviser.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2009

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009, the Portfolio had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolio, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service Plan for the Portfolio’s Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the administration agreement. In addition, NTI as the sole administrator has voluntarily agreed to reimburse an additional 0.05 percent of the Prime Obligations Portfolio's Other operating expenses.

The expenses reimbursed during the fiscal year ended November 30, 2009, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class-specific shareholder servicing fees for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SERVICE SHARES
Prime Obligations	$313

Certain amounts of shareholder servicing fees were reimbursed to the Portfolio by the investment adviser. For further information, please refer to Note 3.

6. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The agreement will expire on December 9, 2009, unless renewed.

At November 30, 2009, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2009.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$14,083,761	$3,100	$(11,474,768)	$2,612,093
Service Shares	261,660	—	(298,239)	(36,579)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Shares	$7,293,667	$17,218	$(9,864,462)	$(2,553,577)
Service Shares	314,745	—	(354,449)	(39,704)
Premier Shares	223,737	—	(310,365)	(86,628)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Prime Obligations Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the amount necessary to prevent the loss from causing the market-based NAV of the Portfolio to fall below $0.9975, meeting its contractual obligation under the CSA. The payment amounted to approximately $4,151,000, and is included as Realized Gain on Capital Support Agreement on the Portfolio’s Statement of Operations. On June 25, 2009, upon the sale of the Security, the CSA terminated.

Additional information regarding the CSA can be found in the Portfolio’s Statement of Operations and Schedule of Investments.

9. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Program”) for Money Market Funds. The Program protected the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. Under the Program, a shareholder would have received a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share fell below $0.995 and was not promptly restored to $1.00. The number of covered shares was the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment was triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 would not be guaranteed. If a customer closed his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio would not be guaranteed. Guarantee payments under the Program would not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The fee for participation in the Program was 0.01 percent annually of the NAV of the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2009

On December 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by the Portfolio in the extension (the “Extension”) of the Program. The fee for participation in the Extension was 0.015 percent annually of the NAV of the Portfolio as of September 19, 2008.

On April 8, 2009, the Board of Trustees of Northern Institutional Funds approved the participation by the Portfolio in the subsequent extension (the “Subsequent Extension”) of the Program. The Program was previously due to expire on April 30, 2009. The fee for participation was 0.015 percent annually of the NAV of the Portfolio as of September 19, 2008.

The Portfolio bore the expense of its participation in the Program without regard to any expense limitations then in place and, therefore, all shareholders bore such expense irrespective of the extent of their coverage. The fees for participation in the Program are included in Participation Fees in the Statement of Operations.

The program expired on September 18, 2009.

10. SUBSEQUENT EVENT

Management has evaluated subsequent events for the Portfolio through January 26, 2010, the date the financial statements were issued. On December 10, 2009, the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG through December 9, 2010. Please refer to Note 6 for further details.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2009 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009 through November 30, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID * 6/1/09 - 11/30/09
Actual	0.17%	$1,000.00	$1,001.30	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86	**
SERVICE SHARES
Actual	0.41%	$1,000.00	$1,000.30	$2.06
Hypothetical	0.41%	$1,000.00	$1,023.01	$2.08	**

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Children’s Memorial Hospital since 1997;

•    Trustee of DePaul University since 1998;

•    Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•    Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•    Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•    Member and Director of the Illinois Venture Capital Association since 2001;

•    Trustee at Dominican University from 1996 to 2005;

•    Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Advisory Board of AAVIN Equity Partners since 2005;

•    Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•    Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•    CEO of Chicago Housing Authority from 2006 to 2007;

•    Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•    Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•    Director of Commonwealth Edison since 2007;

•    President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).
*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2009 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust has designated 100% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2009.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

Prime Obligations Portfolio1

1 iMoney Net Fund AverageTM — First Tier Institutional includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

10	ABBREVIATIONS AND OTHER INFORMATION

11	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

21	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The short-term fixed-income markets observed notable improvements during 2009. Earlier in the year, uncertainty lingered in anticipation of the government-sponsored stress test results. Ten of the largest 19 U.S. bank holding companies were judged as needing additional capital, totaling $75 billion. However, banks were able to successfully raise private capital, of which approximately $37 billion was in equity, to quickly meet the higher capital requirements. With the stress-test results behind them, many TARP recipients were able to move forward with a quick repayment and free themselves from government restrictions in areas such as executive compensation and lending practices.

The Federal Reserve continued to provide substantial liquidity to financial institutions and remained accommodative in its monetary policy, lowering the federal funds rate to a range of 0% to 0.25% early in the period. Loose monetary policy and scarcity of money market-eligible assets put downward pressure on short-term yields, creating a challenging investment environment. Furthermore, the economic backdrop remained weak. Any suggestion of an economic recovery faced a tepid consumer, an unstable housing market and a lackluster business investment. Meanwhile, toward the end of the period, the unemployment rate reached double-digit heights, spurring policymakers to develop new job-producing initiatives.

For the 12-month period ended November 30, 2009, the Portfolio posted a 0.60% return, compared with a 0.46% return of the iMoney Net Fund Average™—First Tier Institutional. We remain very selective in our purchases and continue to focus on maintaining a high quality portfolio. Principal and liquidity preservation remain the primary strategy for the Portfolio. Given the Fed’s earlier pledge to keep “exceptionally low levels of the federal funds rate for an extended period of time,” we maintained a long duration relative to the benchmark, taking advantage of any market sell-offs that created a steeper money-market yield curve. In addition, we kept a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities in order to accommodate any unexpected redemptions.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2009. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.10% as of November 30, 2009. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MATURITY ANALYSIS

At November 30, 2009, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	36.7%
2 - 15 DAYS	9.4
16 - 30 DAYS	11.7
31 - 60 DAYS	11.0
61 - 97 DAYS	13.0
98 - 180 DAYS	8.5
181 - 270 DAYS	3.7
271 DAYS - 1 YEAR	6.0

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2009

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost	$1,185,453
Repurchase agreements, at cost which approximates fair value	226,123
Cash	6,122
Interest income receivable	512
Prepaid and other assets	7
Total Assets	1,418,217
LIABILITIES:
Payable for securities purchased	5,000
Distributions payable to shareholders	180
Accrued administration fees	114
Trustee fees	20
Accrued other liabilities	31
Total Liabilities	5,345
Net Assets	$1,412,872
ANALYSIS OF NET ASSETS:
Capital stock	$1,413,633
Accumulated undistributed net investment income	47
Accumulated undistributed net realized loss	(808)
Net Assets	$1,412,872
Total Shares Outstanding (no par value, unlimited shares authorized)	1,413,632
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME :
Interest income	$6,102
EXPENSES :
Investment advisory fees	2,472
Administration fees	987
Custody and accounting fees	140
Transfer agent fees	1
Printing fees	18
Professional fees	44
Trustee fees and expenses	22
Other	21
Total Expenses	3,705
Less voluntary waivers of:
Investment advisory fees	(2,472)
Custody fees	(136)
Transfer agent fees	(1)
Less expenses reimbursed by administrator	(109)
Less custodian credits	(4)
Net Expenses	983
Net Investment Income	5,119
NET REALIZED AND UNREALIZED GAINS (LOSSES) :
Net realized gains (losses) on:
Investments	(3,397)
Capital Support Agreement	2,636
Net change in unrealized appreciation (depreciation) on:
Investments	8,283
Capital Support Agreement	(7,367)
Net Gains on Investments	155
Net Increase in Net Assets Resulting from Operations	$5,274

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2009	2008
OPERATIONS:
Net investment income	$5,119	$70,051
Net realized gains (losses) on:
Investments	(3,397)	187
Capital Support Agreement	2,636	–
Net change in unrealized appreciation (depreciation) on:
Investments	8,283	(8,283)
Capital Support Agreement	(7,367)	7,367
Net Increase in Net Assets Resulting from Operations	5,274	69,322
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	392,009	(1,776,444)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	392,009	(1,776,444)
DISTRIBUTIONS PAID:
From net investment income	(5,307)	(70,050)
Total Distributions Paid	(5,307)	(70,050)
Total Increase (Decrease) in Net Assets	391,976	(1,777,172)
NET ASSETS:
Beginning of year	1,020,896	2,798,068
End of year	$1,412,872	$1,020,896
Accumulated Undistributed Net Investment Income	$47	$188

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Selected per share data	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.03		0.05	0.05	0.03
Net realized and unrealized gains (losses)	–	(2)	–	(2)	–	–	–
Total from Investment Operations	0.01		0.03		0.05	0.05	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.03)		(0.05)	(0.05)	(0.03)
Total Distributions Paid	(0.01)		(0.03)		(0.05)	(0.05)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(1)	0.60	%(3)	2.64	%(3)	5.34%	4.95%	3.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,412,872		$1,020,896		$2,798,068	$2,427,279	$2,305,164
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.10%		0.10%		0.10%	0.10%	0.10%
Expenses, before waivers, reimbursements and credits	0.37%		0.37%		0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.52%		2.71%		5.21%	4.88%	3.04%
Net investment income, before waivers, reimbursements and credits	0.25%		2.44%		4.94%	4.61%	2.77%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Without the value of the Capital Support Agreement, the total return would have been 1.14% and 2.36% for the fiscal years ended November 30, 2009 and November 30, 2008, respectively.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 32.1%
Non-U.S. Depository Institutions – 32.1%
Australia & New Zealand Bank, London Branch, 0.22%, 1/25/10	$5,000	$5,000
0.25%, 2/11/10	5,000	5,000
0.30%, 4/23/10	5,000	5,000
0.25%, 5/27/10	5,000	5,000
Banco Bilbao Vizcaya Argentaria, London, 0.23%, 1/29/10	20,000	20,000
0.30%, 3/8/10	10,000	10,000
0.27%, 3/19/10	5,000	5,000
Bank of Montreal, Chicago Branch, 0.25%, 12/15/09	5,000	5,000
Barclays Bank PLC, New York, FRCD, 0.29%, 12/29/09	25,000	25,000
BNP Paribas S.A., London Branch, 0.26%, 1/6/10	10,000	10,000
0.26%, 1/13/10	10,000	10,000
0.27%, 5/25/10	20,000	20,000
CALYON, London, 0.34%, 5/18/10	5,000	5,000
CALYON, New York, 0.24%, 12/1/09, FRCD	15,000	15,000
0.24%, 2/8/10	10,000	10,000
Commonwealth Bank of Australia, 0.24%, 12/29/09	5,000	5,000
0.19%, 2/24/10	15,000	15,000
Credit Agricole S.A., London Branch, 0.21%, 2/1/10	30,000	30,000
0.30%, 4/22/10	7,000	7,000
DNB Norway Bank A.S.A., New York Branch, 0.24%, 12/4/09	5,000	5,000
0.22%, 2/8/10	10,000	10,000
HSBC PLC, London, 0.17%, 12/29/09	20,000	20,000
0.21%, 2/12/10	10,000	10,000
0.30%, 4/28/10	10,000	10,000
Intesa San Paolo Spa, London, 0.23%, 1/21/10	5,000	5,000
0.23%, 2/2/10	5,000	5,000
Intesa San Paolo Spa, New York, 0.21%, 1/27/10	7,000	7,000
National Australia Bank, London Branch, 0.25%, 12/1/09	10,000	10,000
0.25%, 12/14/09	5,000	5,000
0.19%, 2/24/10	10,000	10,000
0.31%, 5/4/10	5,000	5,000
Nordea Bank Finland, New York, 0.23%, 12/2/09	5,000	5,000
0.24%, 12/17/09	5,000	5,000
Rabobank Nederland, New York Branch, 0.25%, 5/25/10	5,000	5,000
Royal Bank of Scotland, CT, FRCD, 0.42%, 12/28/09	25,000	25,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 32.1% continued
Non-U.S. Depository Institutions – 32.1% continued
Royal Bank of Scotland, New York Branch, 1.08%, 1/11/10	$5,000	$5,000
Societe Generale, London Branch, 0.25%, 2/1/10	10,000	10,000
0.26%, 3/1/10	25,000	25,000
Toronto Dominion Bank, New York Branch, 0.18%, 2/22/10	10,000	10,000
Westpac Banking Corp., 0.20%, 12/1/09, FRCD	5,000	5,000
0.30%, 5/3/10	20,000	20,000
Westpac Banking Corp., New York, FRCD, 0.20%, 12/1/09	25,000	25,000
Total Certificates of Deposit
(Cost $454,000)		454,000

COMMERCIAL PAPER – 18.0%
Electronic and Other Electronic Components – 0.9%
General Electric Co., 0.17%, 12/16/09	12,000	11,999
Multi-Seller Conduits – 15.0%
Charta Corp., 0.25%, 2/5/10	5,000	4,998
Corporate Receivables Corp., 0.25%, 1/27/10	25,000	24,990
Fairway Finance Corp., 0.19%, 1/13/10	35,000	34,992
Kitty Hawk Funding Corp., 0.18%, 12/17/09	4,653	4,653
0.17%, 12/18/09	20,394	20,392
LMA Americas LLC, 0.18%, 12/21/09	7,370	7,369
Ranger Funding Co. LLC, 0.18%, 12/15/09	12,000	11,999
0.18%, 12/18/09	2,626	2,626
0.20%, 1/25/10	8,500	8,497
0.24%, 2/19/10	8,000	7,996
Regency Markets, Inc., 0.20%, 12/14/09	15,000	14,999
0.20%, 12/17/09	2,400	2,400
0.19%, 12/21/09	2,000	2,000
0.23%, 2/16/10	3,000	2,998
Straight-A Funding LLC, 0.21%, 1/15/10	4,507	4,506
0.20%, 2/1/10	8,000	7,997
0.20%, 2/8/10	3,000	2,999
Yorktown Capital LLC, 0.17%, 12/3/09	10,000	10,000
0.18%, 12/17/09	23,984	23,982
0.18%, 12/18/09	8,624	8,623
0.24%, 2/22/10	3,014	3,013
		212,029

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 18.0% continued
Non-U.S. Bank – Non-U.S. Government – 2.1%
Danske Corp., Sovereign Gtd., 0.25%, 12/1/09	$15,000	$15,000
0.23%, 1/4/10	15,000	14,997
		29,997
Total Commercial Paper
(Cost $254,025)		254,025

CORPORATE NOTES/BONDS – 5.0%
Non-Depository Personal Credit – 1.8%
General Electric Capital Corp., FRN, 0.28%, 12/1/09	25,000	25,002
Non-U.S. Depository Institutions – 2.5%
Rabobank Nederland, FRN, (1) 0.24%, 12/15/09	35,000	35,001
U.S. Depository Institutions – 0.7%
Bank of America N.A., FDIC Gtd., FRN, (2) 0.33%, 12/14/09	10,000	10,000
Total Corporate Notes/Bonds
(Cost $70,003)		70,003

EURODOLLAR TIME DEPOSITS – 6.0%
Non-U.S. Depository Institutions – 6.0%
CALYON, Grand Cayman, 0.15%, 12/1/09	26,597	26,597
Commonwealth Bank of Australia, Grand Cayman, 0.20%, 12/1/09	42,987	42,987
Royal Bank of Canada, Toronto, Canada, 0.20%, 12/1/09	15,000	15,000
		84,584
Total Eurodollar Time Deposits
(Cost $84,584)		84,584

U.S. GOVERNMENT AGENCIES – 17.8% (3)
Federal Farm Credit Bank – 3.5%
FFCB Bond, 0.56%, 7/1/10	5,000	5,001
FFCB FRN, 0.19%, 12/1/09	25,000	24,992
0.26%, 12/6/09	20,000	20,007
		50,000
Federal Home Loan Bank – 12.7%
FHLB Bonds, 1.05%, 2/23/10	3,000	2,999
0.90%, 4/7/10	10,000	9,998
0.88%, 4/15/10	5,000	5,000
0.82%, 4/28/10	5,000	5,000
0.80%, 4/30/10	3,000	3,000
0.55%, 6/10/10	3,000	2,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 17.8% (3) continued
Federal Home Loan Bank – 12.7% continued
FHLB Bonds, continued
0.56%, 6/25/10	$5,000	$5,001
0.55%, 7/15/10	5,000	5,000
0.55%, 7/20/10	8,000	7,999
0.55%, 7/29/10	7,000	6,999
FHLB Callable Bonds, 0.70%, 6/25/10	3,000	3,000
0.55%, 11/3/10	5,000	5,000
0.55%, 11/5/10	5,000	5,000
0.56%, 11/19/10	17,000	17,000
FHLB Discount Note, 1.00%, 2/23/10	5,000	4,988
FHLB FRN, 0.25%, 12/1/09	40,000	40,000
0.48%, 12/1/09	25,000	25,000
0.60%, 12/1/09	15,000	15,000
0.77%, 12/1/09	10,000	10,000
		178,983
Federal Home Loan Mortgage Corporation – 0.7%
FHLMC FRN, 0.31%, 12/3/09	10,000	9,998
		9,998
Federal National Mortgage Association – 0.9%
FNMA FRN, 0.17%, 1/13/10	5,000	4,998
0.23%, 2/5/10	5,000	4,998
FNMA Note, 3.00%, 7/12/10	3,000	3,046
		13,042
Total U.S. Government Agencies
(Cost $252,023)		252,023

U.S. GOVERNMENT OBLIGATIONS – 5.0%
U.S. Treasury Bills – 0.9%
0.50%, 7/1/10	8,000	7,976
0.50%, 7/29/10	5,000	4,984
		12,960
U.S. Treasury Notes – 4.1%
2.38%, 8/31/10	26,000	26,348
4.50%, 11/15/10	8,000	8,308
1.25%, 11/30/10	23,000	23,202
		57,858
Total U.S. Government Obligations
(Cost $70,818)		70,818

Investments, at Amortized Cost
($1,185,453)		1,185,453

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 16.0%
Joint Repurchase Agreements – 4.0% (4)
Morgan Stanley & Co., Inc., dated 11/30/09, repurchase price $12,472
0.14%, 12/1/09	$12,472	$12,472
Societe Generale, New York Branch, dated 11/30/09, repurchase price $24,943
0.15%, 12/1/09	24,943	24,943
UBS Securities LLC, dated 11/30/09, repurchase price $18,708
0.15%, 12/1/09	18,708	18,708
		56,123
Repurchase Agreement – 12.0% (5)
Citigroup Global Markets, Inc., dated 11/30/09, repurchase price $170,001
0.17%, 12/1/09	170,000	170,000
		170,000
Total Repurchase Agreements
(Cost $226,123)		226,123

Total Investments – 99.9%
(Cost $1,411,576) (6)		1,411,576
Other Assets less Liabilities – 0.1%		1,296
NET ASSETS – 100.0%		$1,412,872

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$19,659	2.38% - 6.25%	8/15/23 - 4/15/28
U.S. Treasury Notes	$38,020	0.63% - 1.63%	12/15/11 - 1/15/15

(5)	The nature and terms of the collateral received for the repurchase agreement is as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$53,380	2.78% - 7.00%	6/1/21 - 11/1/39
FNMA	$94,710	2.74% - 6.50%	5/1/20 - 9/1/39
GNMA	$23,039	4.50% - 6.50%	5/20/36 - 10/15/39

(6)	The cost for federal income tax purposes was $1,411,576.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Liquid Assets Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2009:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Liquid Assets Portfolio	$—	$1,411,576	(1)	$—	$1,411,576

(1) Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/08 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/09 (000S)
Corporate Notes/Bonds
Structured Investment Vehicles	$10,939	$(3,461)	$8,283	$(15,761)	$ —	$—
Total Investments	$10,939	$(3,461)	$8,283	$(15,761)	$ —	$—

Other Financial Instruments *	$7,367	$2,636	$(7,367)	$(2,636)	$ —	$—

* Other financial instruments include futures, forwards and Capital Support Agreement, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FDIC	Federal Deposit Insurance Corporation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
GNMA	Government National Mortgage Association
Gtd.	Guaranteed

With respect to the Schedule of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2009

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global

Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2009, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2009

the net asset value of the Portfolio. At November 30, 2009, the Portfolio reclassified approximately $47,000 of undistributed net investment income and $(47,000) of accumulated undistributed net realized gains (or losses).

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2009, the capital loss carryforward for U.S. federal income tax purposes and the respective years of expiration is as follows:

Amounts in thousands	NOVEMBER 30, 2017
Liquid Assets	$808

The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2009, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$247

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2009	2008
Liquid Assets	$6,060	$80,125

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2009, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board of Trustees. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2009, reduced fees as shown in the accompanying Statement of Operations. The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

Prior to January 1, 2009, the Portfolio had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Portfolio, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Prior to January 1, 2009, NTI paid a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2009

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2009, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The agreement will expire on December 9, 2009, unless renewed.

At November 30, 2009, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2009.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Liquid Assets	$3,943,903	$(3,551,894)	$392,009

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Liquid Assets	$9,382,616	$(11,159,060)	$(1,776,444)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Liquid Assets Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2009

right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the amount necessary to prevent the loss from causing the market-based NAV of the Portfolio to fall below $0.9990, meeting its contractual obligation under the CSA. The payment amounted to approximately $2,636,000, and is included as Realized Gain on Capital Support Agreement on the Portfolio’s Statement of Operations. On June 25, 2009, upon the sale of the Security, the CSA terminated.

Additional information regarding the CSA can be found in the Portfolio’s Statement of Operations and Schedule of Investments.

8. TAX INFORMATION (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust has designated 100% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2009.

9. SUBSEQUENT EVENT

Management has evaluated subsequent events for the Portfolio through January 26, 2010, the date the financial statements were issued. On December 10, 2009, the Trust renewed its revolving bank credit agreement administered by Deutsche Bank AG through December 9, 2010. Please refer to Note 5 for further details.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 26, 2010

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2009 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009 through November 30, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/09 - 11/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/09	ENDING ACCOUNT VALUE 11/30/09	EXPENSES PAID* 6/1/09 –11/30/09
Actual	0.10%	$1,000.00	$1,001.40	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51	**

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2009 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 69 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 70 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (nuclear leasing and financial services).

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	18	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000

•   Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•   Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	20	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2009					2008
	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees	$404,800		N/A		N/A	$414,200		N/A		N/A

(b) Audit-Related Fees	$0		$0		$0	$0		$0		$0

(c) Tax Fees	$69,000	(1)	$0		$0	$69,000	(1)	$0		$0

(d) All Other Fees	$0		$51,300	(2)(3)	$0	$0		$50,600	(2)(3)	$0

(1)	Federal and State tax return review, Excise tax return review.

(2)	Agreed upon procedures relating to transfer agent. ($23,300 and $22,600 for fiscal years 2009 and 2008, respectively)

(3)	Subscription to online technical support for research on specific accounting, tax and technical matters. ($28,000 and $28,000 for fiscal years 2009 and 2008, respectively)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2009 and November 30, 2008 are Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005, August 3, 2006 and May 7, 2009, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $120,300 and $119,600 for 2009 and 2008, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 5, 2010

By	/s/ Randal Rein
Randal Rein, Treasurer (Principal Financial and Accounting Officer)

Date: February 5, 2010